                        [GRAPHIC] Consulting Group Logo



                               Consulting Group
                             Capital Markets Funds

                 Large Capitalization Value Equity Investments

                    Large Capitalization Growth Investments

                           S&P 500 Index Investments

                     Intermediate Fixed Income Investments

                          Long-Term Bond Investments

                          Municipal Bond Investments

                          Mortgage Backed Investments

                            High Yield Investments

                     Multi-Sector Fixed Income Investments

                         Government Money Investments


         Annual Report                                  [LOGO] TRAK(R)
         August 31, 2001      Personalized Investment Advisory Service

         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

Table of Contents



SHAREHOLDER LETTER........................................   1

CONSULTING GROUP CAPITAL MARKETS FUNDS PERFORMANCE SUMMARY

    LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS.........   4

    LARGE CAPITALIZATION GROWTH INVESTMENTS...............   6

    S&P 500 INDEX INVESTMENTS.............................   8

    INTERMEDIATE FIXED INCOME INVESTMENTS.................  10

    LONG-TERM BOND INVESTMENTS............................  12

    MUNICIPAL BOND INVESTMENTS............................  14

    MORTGAGE BACKED INVESTMENTS...........................  16

    HIGH YIELD INVESTMENTS................................  18

    MULTI-SECTOR FIXED INCOME INVESTMENTS.................  20

    GOVERNMENT MONEY INVESTMENTS..........................  22

SCHEDULES OF INVESTMENTS..................................  27

RATINGS AND SECURITY DESCRIPTIONS......................... 103

STATEMENTS OF ASSETS AND LIABILITIES...................... 104

STATEMENTS OF OPERATIONS.................................. 106

STATEMENTS OF CHANGES IN NET ASSETS....................... 108

NOTES TO FINANCIAL STATEMENTS............................. 112

FINANCIAL HIGHLIGHTS...................................... 125

INDEPENDENT AUDITORS' REPORT.............................. 131

TAX INFORMATION........................................... 132

Consulting Group
Capital Markets Funds

Dear Shareholder:

U.S. MARKET OVERVIEW

Even before the events of September 11, the global economic environment had begun to show signs of weakening consumer sentiment. This sentiment was further tested by the terrorist attacks in New York and Washington, D.C., whose global impact has reached far beyond the shores of the United States. While the resulting global financial environment has not been this unfavorable since 1973 and 1974, our current experience should be put in perspective to past events, and the interwoven relationships between the larger economies of the United States, Europe and Japan.

In the latter half of the 1990's, the United States proved to be the financial engine of global growth, capturing the world's attention as the barometer of global fiscal health. The "safe-haven" status of the dollar, dramatic gains of the equity markets and low unemployment figures in an environment of low inflation created an atmosphere of unguarded optimism. Beginning in March of 2000, at the peak of the NASDAQ market, negative emotional factors began to infiltrate the otherwise perfect confluence of events. Since then, in defiance of aggressive and prudent Federal Reserve Board ("Fed") response to market conditions, U.S. markets (with some exceptions, notably small cap value stocks) have continued their downward trend, driven primarily by continued negative sentiment of public and private investors and a deepening decline in corporate profits. Before the terrorist attacks were even factored into earnings estimates, the third quarter 2001 earnings of the Standard & Poor's 500 Index ("S&P 500 Index") were expected to fall 17% compared to the earnings in the third quarter of 2000.

At the end of the period under review ended August 31, 2001, the U.S. slowdown was already the deepest, broadest, and longest since the 1990-91 recession. The optimism for the continual appreciation of stocks, and for technology, media and telecommunications ("TMT") stocks in particular, was shaken during the period. Negative earnings surprises, rising oil prices and the euro's continued weakness against the U.S. dollar resulted in persistent volatility among the world's equity markets along with a widespread rationalization of stock valuations across many industries.

Prior to the events of September 11, investors were beginning to see signs of a "bottoming-out" of the U.S. economy, and markets were beginning to be viewed as close to reasonable value with limited downside risk. Since then, consumer confidence has suffered another setback, raising strong doubts that consumer spending, which comprises fully two-thirds of U.S. Gross Domestic Product ("GDP"), would maintain its previous pace, thus increasing the probability of an outright contraction in GDP. The Fed lowered its target for the federal funds rate ("fed funds rate") by 50 basis points in Mid-September (to 3%), after having trimmed 25 basis points from the target in mid-August. In addition, Congress approved a large package of federal aid to assist in the relief and rebuilding effort and additional fiscal stimulus measures were under active consideration as the quarter came to a close. The Fed acted again shortly after the quarter ended, pushing its target for the fed funds rate to 2.5%, the lowest since 1962.

As the quarter ended, many U.S. equity benchmarks posted their worst quarterly returns since the 1987 stock market crash. The Dow Jones Industrial Average lost 15.37% for the third quarter of 2001, while the S&P 500 Index fell 14.68%. This drop left the S&P 500 Index nearly 32% below the record high it set in March of 2000. Value oriented benchmarks generally outperformed growth indices, continuing a trend that began in the first quarter of 2000. The Russell 1000 Growth Index posted a loss of 19.41% in the third quarter, versus a 10.96% loss for the Russell 1000 Value Index. Value has outperformed growth in four of the last five quarters.

Not surprisingly, prices of Treasury securities - traditional havens in times of crisis - jumped following the attack, sending yields sharply lower. The yield on the 10-year note fell to 4.60% by the end of the quarter, from 4.84% on

September 10 and 5.42% at the end of the second quarter. The Fed helped push bond prices higher, cutting short-term interest rates immediately after the attack and injecting billions of dollars in liquidity into the banking system to stabilize the markets.

INTERNATIONAL MARKET OVERVIEW

International equity markets seemed to become increasingly correlated to the U.S. equity market as the prospect of a slower economy and cascading equity markets spread throughout Europe. "Euroland" economic growth has slowed sharply, and the region is likely to lag behind any U.S. upturn. Similar to the U.S., previously high-flying TMT stocks fared the worst. The continued weakness of the euro added to corporate earnings pressure and further exacerbated a decline in many European stock prices. In a surprise move, the European Central Bank ("ECB") cut interest rates by 25 basis points, following a similar move by the Bank of England (to 5.25%, its third cut this year.) Until that point, the ECB had been the only major central bank that had not already lowered interest rates in 2001.

The negative macroeconomic backdrop of slowing global economic growth and disappointing earnings from a number of industries also resulted in weak performance by most equity emerging markets for the period. General macroeconomic frailty was further exacerbated by local currency weakness in many Asian countries, including Korea, Indonesia, Thailand, Taiwan and the Philippines. The equity markets of most Latin American countries experienced a volatile period, with Argentina and Brazil experiencing a more substantial downturn. Volatility in Argentina was influenced mainly by uncertainty regarding its government's efforts to restore economic growth and contain fiscal imbalances. In Brazil, volatility was impacted by a scandal regarding political corruption, an energy crisis caused by a severe drought that sharply reduced hydroelectric power generation, and a weakening Brazilian real.

WHAT IS ASSET ALLOCATION?

A critical investing decision remains the asset allocation strategy. The wide selection of mutual funds may cause investors to neglect the fact that mutual fund managers are subject to the same financial uncertainties that investors seek to delegate away by hiring a professional investment manager. It is therefore critically important to distinguish between luck and skill and to understand how performance has been generated in the past.

A diversified portfolio can offer protection from the risks inherent with some investment styles. In fact, studies have shown that in measuring the success of investment plans, asset allocation decisions are more important than security selection or market timing, since long-term, or strategic, asset allocation decisions spread assets among broad classes such as stocks, bonds, and cash. These decisions are based upon long-term predictions of the capital markets and the impact of those decisions on an investor's goals. Shorter term or active style allocation decisions vary from the strategic allocation in an effort to benefit from existing opportunities in the market. Such decisions may involve allocations between value and growth or varying capitalizations.

The Consulting Group formed its own Asset Allocation Committee, a nine-member group composed of six Consulting Group professionals and three members of the academic community and money management industry. The committee meets at least once a month to discuss global market conditions and review any changes to the current allocation that these conditions may mandate. During the period under review, the following changes were recommended to investors: Tilt towards growth in large cap and small cap stocks; overweight stocks vs. bonds in balanced accounts; overweight equity emerging-markets, underweight developed market international equities for all.

CONSULTING GROUP CAPITAL MARKETS FUNDS

For the period under review, the equity asset classes all generated losses of varying degrees. The Consulting Group Capital Market equity portfolios were not immune to the wider markets conditions. The Large Capitalization Value Equity Investments outperformed its peer group average while the fixed-income funds generally demonstrated the power of diversification as they became the "safe haven" for investors. The Intermediate Fixed Income Investments outperformed its benchmark and its Lipper peer group average.

Consulting Group, as investment manager, is responsible for both hiring advisers that it determines will benefit shareholders and terminating advisers when appropriate. During the period under review, the Board of Trustees approved Consulting Group's recommendation that the following three investment advisory agreements be terminated and new advisers be retained:

 . For Large Capitalization Growth Investments, Provident Investment Counsel was terminated and replaced by Turner Investment Partners;

 . For Intermediate Fixed Income Investments, Standish, Ayer & Wood was terminated and replaced by BlackRock Financial Management; and

 . For Multi-Sector Fixed Income Investments, Standish, Ayer & Wood was terminated and replaced by Metropolitan West Asset Management.

MARKET OUTLOOK - OCTOBER 2001

Many investors are appropriately concerned with their investments and the near term prospects for a global economic recovery. It is at times like these when investors should avoid making decisions without carefully weighing the consequences of their actions.

It is interesting to note an historical paradox where, during a crisis, cheaply valued stocks tend to fall more than expensively valued ones, and then recover more quickly. In a bizarre twist of investor psychology, many investors would prefer to hold "proven" stocks rather than those considered "valuable." The likely explanation is that a crisis reinforces negative sentiment in an undervalued market, and investor sentiment has a tendency to overshoot on the downside.

While investment losses always cause concern and discomfort, as ongoing volatility heightens, so does the need to adhere to a long-term investment strategy and to integrate a diversified approach to addressing your investment goals. Amidst a time of uncertainty, Consulting Group is optimistic about opportunities in a variety of sectors in the financial market and will continue to make strategic decisions.

In the meantime, we would like to thank you for your continued support and encourage you to contact your Financial Consultant, who can assist you with any questions or concerns.

Sincerely,

/s/ Heath B. McLendon   /s/ Frank L. Campanale

Heath B. McLendon       Frank L. Campanale
Chairman                Investment Officer

October 10, 2001

[GRAPHIC]

Large Capitalization Value Equity Investments

 ABOUT THE SUB-ADVISERS

 . The Boston Company Asset Management, Inc. ("Boston Company")
 Seeks total return by investing in portfolios of highly liquid common stocks that in its opinion have above average appreciation potential. The sub-adviser employs an active portfolio management style using a proprietary quantitative model to identify those companies which demonstrate characteristics of both value and positive market momentum.

 . Chartwell Investment Partners  ("Chartwell")
 Employs "top-down" and "bottom-up" management techniques in managing its portion of the Portfolio's assets. Chartwell focuses on a combination of low price-to-sales, price-to-earnings, price-to-cash flow and price-to-book ratios, along with a preference for premium yielding issues. The sub-adviser then shifts its focus to identifying those companies with evidence of a major catalyst for change.

 . Parametric Portfolio Associates ("Parametric")
 Seeks to track the performance of the Russell 1000 Value Index. The sub-adviser uses a quantitative process to identify stocks which the firm believes are underpriced relative to their underlying value. The sub-adviser then looks for companies from that list with rising earnings expectations, reasonable valuations and positive market momentum through an analysis of the company's fundamentals, including factors such as revenues, cash flow, earnings and analyst ratings. The sub-adviser designs the portfolio to have a risk profile similar to that of the Russell 1000 Value Index.

 . Barclays Global Fund Advisors  ("Barclays")
 A passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the performance of the Russell 1000 Value Index.


During this period, Consulting Group, in its capacity as investment manager, reduced the passive allocation while increasing the active allocation. There have been no changes with respect to the sub-advisers. During the year ended August 31, 2001, Large Capitalization Value Equity Investments ("Portfolio") slightly underperformed its benchmark, Russell 1000 Value Index, of negative 1.96% vs. negative 1.12% while outperforming its peer group in the Lipper Large Cap Value Fund category which returned negative 5.84%. The Portfolio is sub-advised by the Boston Company, Chartwell, Parametric and Barclays.

The following factors drove performance of Boston Company's allocation:

This was a time period when all the broad equity indices had very negative returns. For example, both the Standard & Poor's 500 Index and Russell 1000 Indices lost about 25% for the trailing twelve months, while the Nasdaq Composite Index lost over 50%. This extremely bearish market again provided evidence that the "Value" style of investing has far less risk than other styles, as the Russell 1000 Value Index benchmark declined only 1% for the fiscal year.

The largest contribution to the Portfolio's performance came from the capital goods sector, resulting from superior stock selection within the sector. Another cyclical sector, basic industries, was the second best contributor. Technology was the weakest sector for both your Portfolio and the stock market in general. The good news, so to speak, is that our technology holdings only went down half as much as those in the Russell 1000 Value Index. (And only one third as much as the technology stocks in the broader Russell 1000 Index.) We are currently overweighted in the technology sector and believe there are some very good, though selective, opportunities in this "crushed" sector.

The following factors drove performance of Chartwell's allocation:

The consumer staples sector was our best performer for the time-period. We experienced strong stock selection as investors focused their attention on high quality defensive companies during this period of earnings uncertainty. The communication services sector was also a strong performer. Our underweight position and good stock selection were the primary reasons for the outperformance. Long distance prices continue to deteriorate and the major carriers continue to lose business to the regional bell operating companies. Strong stock selection in the financial services sector also enhanced performance.

Our overweight position in the utility sector, relative to the Russell 1000 Value Index, detracted from performance. While earnings have held up in the sector, investors indiscriminately sold names primarily in the natural gas segment in the wake of the California energy crisis. Our overweight position in the Healthcare sector hurt performance. Healthcare stocks have experienced some profit taking this year, after strong performance in 2000. The market began to fear the possibility of price controls on drugs with the shift in Senate leadership. We believe that our overweight positions will be rewarded in the latter half of 2001.

The following factors drove performance of Parametric's allocation:

This has been a flat year for large capitalization value stocks in general, with our Portfolio moderately outperforming the Russell 1000 Value Index. But mediocre is a pretty good place to be this year, given the difficult environment investors faced in the U.S. equity market. All broad market indices were down dramatically in the past 12 months, reflecting the slowing economy and its devastating effects on corporate earnings.

With respect to the assets allocated to Barclays, their allocation closely tracked the Russell 1000 Value Index.

The following graphs depict the performance of the Large Capitalization Value Equity Investments vs. the Russell 1000 Value Index/1 /and the Lipper Large Cap Value Fund Average/2/.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Value Index and the Lipper Large Cap Value Fund Average

                                         [CHART]
                      Large                Large                           Lipper
                 Capitalization       Capitalization     Russell 1000     Large-cap
                Value Investments    Value Investments    Value Fund     Value Funds
                 (With TRAK Fee)    (Without TRAK Fee)      Index          Average
    11/18/1991       10,000                10,000            10,000         10,000
    8/31/1992        10,947                10,963            11,496         11,106
    8/31/1993        11,940                11,977            14,588         13,007
    8/31/1994        12,169                12,226            15,008         13,708
    8/31/1995        14,110                14,200            17,881         16,070
    8/31/1996        16,170                16,295            21,018         18,822
    8/31/1997        22,447                22,646            29,327         25,543
    8/31/1998        22,431                22,653            30,470         25,724
    8/31/1999        28,313                28,625            39,635         34,010
    8/31/2000        29,409                29,770            47,617         37,353
    8/31/2001        28,793                29,188            47,084         32,751


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Value Index and the Lipper Large Cap Value Fund Average

                                       [CHART]
          Large Capitalization   Large Capitalization   Russell 1000     Lipper
               Value Equity           Value Equity       Value Index     Large Cap
               Investments            Investments                        Value Fund
             (With TRAK Fee)*      (Without TRAK Fee)                     Average
    8/98             10,000             10,000              10,000         10,000
    8/99             12,622             12,636              13,008         13,221
    8/00             13,111             13,142              13,848         14,521
    8/2001           12,836             12,885              13,396         12,732

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 LARGE CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for Period Through August 31, 2001

                                          Without TRAK Fee With TRAK Fee*
      --------------------------------------------------------------------
       Since inception (11/18/91)              11.57%          11.41%
       5 year                                  12.37           12.23
       3 year                                   8.82            8.68
       1 year                                  (1.96)          (2.09)
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

                [CHART]

Banks                           12.0%
Telecommunications               8.1%
Oil and Gas                      7.9%
Insurance                        6.0%
Pharmaceuticals                  4.6%
Diversified Financial Services   4.1%
Media                            3.8%
Electric                         3.7%
Software                         3.1%
Other                           46.7%

[GRAPHIC]

Large Capitalization
Growth Investments

 ABOUT THE SUB-ADVISERS

 . Turner Investment Partners, Inc. ("Turner")
 Employs an active management style and seeks to invest in companies with improving earnings dynamics in each of ten broad market sectors. In order to identify potential investments, Turner utilizes (i) a proprietary computer model which ranks stocks by sector and size by examining 80 factors; (ii) fundamental analysis of stocks selected by the proprietary model, including communications with company management, industry experts and competitors; and
 (iii) technical analysis, including examination of money flow and relative strength. Turner will sell a stock because of a poor ranking from the model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or changes in money flow for a stock.

 . TCW Investment Management Co. ("TCW")
 Seeks to maximize capital appreciation while adhering to discipline designed to protect capital from permanent loss. Their investment philosophy stresses investment in high-quality companies with opportunities for growth that are not fully reflected in stock market valua-tions. TCW utilizes a "bottom-up" investment strategy that focuses primarily on assessing the operating prospects of each prospective holding. Companies targeted for investment typically are those believed to have strong and enduring business models and inherent advantages over their competitors.

 . Barclays Global Fund Advisors ("Barclays")
 A passive, index-based manager which uses a quantitative investment approach to create a portfolio which fully replicates the performance of the Russell 1000 Growth Index.


During the year ended August 31, 2001 Large Capitalization Growth Investments ("Portfolio") underperformed its benchmark, the Russell 1000 Growth Index, of negative 45.32% vs. negative 45.61%. During the same time period, the Portfolio underperformed its peer group in the Lipper Large-Cap Growth Fund category which returned negative 41.61%. The Portfolio is sub-advised by Turner, TCW and Barclays.

The past twelve months have been fairly difficult for most equity investors in the large cap growth space. The volatility over the fourth quarter of last year and the first quarter of this year has been challenging. While business and corporate conditions have worsened through August, the American consumer has remained strong and has helped to protect the U.S. economy from recession. Although the economy has slowed from the rapid growth we witnessed in 2000, we are not technically in a recession. The significant macroeconomic slowdown that has occurred in the U.S. has been reflected in the stock market.

The following factors drove performance of Turner's allocation:

Our investment style, aggressive growth, was under significant pressure during the year ended August 31, 2001 and we underperformed our respective benchmark. It is our belief that earnings expectations drive stock prices and we select stocks that tend to have higher earnings growth rates and higher P/E ratios than the overall market. It was these stocks that were hit hardest as investors tended to migrate away from stocks with higher P/E valuations. We continue to adhere to our investment philosophy and believe that as the economy gains momentum, these stocks/companies that have the greatest earnings potential will once again come back into investors' favor.

The following factors drove performance of TCW's allocation:

The Portfolio suffered due to our significant exposure to technology. We believe that, over the long-term, technology should prove to be a sound investment. While the growth rates for many technology companies have slowed in the near-term, we think that the long-term demand for technology goods and services continues to remain intact. We believe that technology will be one of the greatest recipients of capital spending when the economy fully recovers. As such, we remain overweight in technology. Our exposure in health care companies has helped our performance over the past twelve months. Our aging population enforces our belief in pharmaceuticals and biotechnology. Additionally, an enormous amount of capital has been spent in research and development in both the pharmaceutical and biotechnology areas over the last 15 years and we believe that it is an extremely attractive place to invest. We also maintain a significant weighting in financials, which have also performed well for us over the past year. We believe that this sector should also continue to perform well for the Portfolio.

Economic slowdowns typically prove to wring out much of the business excesses. As consumers defer purchases, these slowdowns allow for strong growth when an economic recovery takes hold. Thus far, the consumer has continued to spend, albeit at a slower pace. For the technology sector, 1999 and 2000 demand included spending by Internet companies and expenditures by corporations to become Y2K compliant. With this one-time spending done, we are on our way to a more normal trend line growth. Now is a time where truly great companies are able to widen their business advantage relative to their competitors. Many of the companies in which we are invested are using this environment to better position themselves for the future by increasing their market share.

With respect to the assets allocated to Barclays, their allocation closely tracked the Russell 1000 Growth Index.

The following graphs depict the performance of the Large Capitalization Growth Investments vs. the Russell 1000 Growth Index/3 /and the Lipper Large Cap Growth Fund Average/4/.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) LARGE CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Growth Index and the Lipper Large Cap Growth Fund Average
                     [CHART]

                       Large              Large
                   Capitalization     Capitalization     Russell 1000  Lipper Large Cap
                 Growth Investments  Growth Investments  Growth Index     Growth Fund
                  (With TRAK Fee)*   (Without TRAK Fee)                     Average
    11/18/1991         10,000              10,000           10,000          10,000
    8/92               11,085              11,100           11,075          10,640
    8/93               12,174              12,210           11,961          12,653
    8/94               12,454              12,510           12,740          13,188
    8/95               15,210              15,300           15,879          16,106
    8/96               17,151              17,272           18,798          18,125
    8/97               23,554              23,744           26,199          24,306
    8/98               25,374              25,600           28,361          25,341
    8/99               37,095              37,450           42,068          38,088
    8/00               49,794              50,298           56,143          53,217
    8/31/01            27,057              27,359           30,699          30,946


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) LARGE CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 1000 Growth Index and the Lipper Large Cap Growth Fund Average

                                        [CHART]

                  Large                 Large
              Capitalization       Capitalization      Russell 1000    Lipper Large Cap
            Growth Investments    Growth Investments      Growth         Growth Fund
             (With TRAK Fee)*     (Without TRAK Fee)       Index           Average
    8/98         10,000                 10,000            10,000           10,000
    8/99         14,619                 14,629            14,833           19,503
    8/00         19,624                 19,648            19,796           27,250
    8/01         10,663                 10,687            10,824           15,846


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 LARGE CAPITALIZATION GROWTH INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                                          Without TRAK Fee With TRAK Fee*
      --------------------------------------------------------------------
       Since inception (11/18/91)               10.83%          10.71%
       5 year                                    9.64            9.55
       3 year                                    2.24            2.16
       1 year                                  (45.61)         (45.66)
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of
 August 31, 2001

[CHART]


Semiconductors                         12.9
Pharmaceuticals                        11.4
Telecommunication Equipment             8.3
Recall                                  7.3
Software                                6.5
Insurance                               6.3
Manufacturing                           6.3
Biotechnology                           6.0
Diversified Financial Services          4.6
Other                                  30.4

[GRAPHIC]

S&P 500 Index Investments

 ABOUT THE SUB-ADVISER

 . Barclays Global Fund Advisors
 A passive, index-based manager which attempts to mirror the composition of the Standard & Poor's 500 Index as closely as possible by adjusting the Portfolio's holdings daily to reflect the companies included in the index and their weightings.


During the year, S&P 500 Index Investments' ("Portfolio") performance was in line with the benchmark producing a return of negative 24.58% vs. negative 24.38% for the Standard & Poor's 500 Index. During the year ended August 31, 2001, there have been no major changes in the Portfolio with respect to manager selection. The Portfolio is sub-advised by Barclays Global Fund Advisors.

Barclays Global Fund Advisors closely tracked the Standard & Poor's 500 Index.

The following graph depicts the performance of the S&P 500 Index Investments vs. the Standard & Poor's 500 Index/5/.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) S&P 500 INDEX INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Standard & Poor's 500 Index
                                    [CHART]

                         S&P 500               S&P 500
                          INDEX                 INDEX
                       INVESTMENTS           INVESTMENTS            S&P 500
                     (WITH TRAK FEE)      (WITHOUT TRAK FEE)         INDEX

    10/1/1999             10,000               10,000               10,000
    10/31/1999            10,611               10,613               10,633
    11/30/1999            10,822               10,825               10,849
    12/31/1999            11,455               11,460               11,487
    1/31/2000             10,850               10,857               10,910
    2/29/2000             10,648               10,656               10,704
    3/31/2000             11,676               11,686               11,751
    4/30/2000             11,310               11,322               11,397
    5/31/2000             11,070               11,083               11,163
    6/30/2000             11,332               11,347               11,438
    7/31/2000             11,142               11,158               11,260
    8/31/2000             11,806               11,824               11,959
    2/28/2001              9,687                9,711               11,006
    8/31/2001              8,886                8,918                9,043

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 S&P 500 INDEX INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                                    Without TRAK Fee With TRAK Fee*
--------------------------------------------------------------------
 Since inception (10/1/99)               (5.79)%         (5.97)%
 1 year                                 (24.58)         (24.73)
------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

[CHART]

Pharmaceuticals               8.8%
Telecommunication Equipment   8.6%
Banks                         6.4%
Retail                        6.3%
Miscellaneous Manufacturer    6.1%
Diversified Financial Services6.0%
Oil and Gas Producers         6.0%
Software                      5.0%
Insurance                     4.3%
Other                        42.5%

[GRAPHIC]
Intermediate Fixed
Income Investments


 ABOUT THE SUB-ADVISERS

 . BlackRock Financial Management, Inc. ("BlackRock")
 Employs a relative value approach which entails portfolio duration within a narrow range and value added through sector and sub-sector rotation within the corporate and mortgage sectors. BlackRock evaluates securities within a risk management framework which consists of determining interest rate risk, yield curve risk, cash flow risk, credit risk and liquidity risk of securities.

 . Pacific Investment Management Co. ("PIMCO")
 Employs "top-down" and "bottom-up" investment techniques. It implements the following "top-down" strategies: duration and volatility analysis, sector evaluation and yield curve shape analysis. The sub-adviser also employs the following "bottom-up" strategies: credit analysis, quantitative research, issue selection and cost-effective trading.

 . Metropolitan West Asset Management, LLC ("Metropolitan")
 Designed with the goal of consistently outperforming a benchmark while maintaining below average volatility. The sub-adviser believes consistent outperformance is gained through the measured application of five value-added strategies: limited average maturity/duration shifts, yield curve management, utilization of all sectors of the bond market, quantitative security selection and sophisticated buy/sell execution strategies.


During the period under review, Intermediate Fixed Income Investments ("Portfolio") outperformed its benchmark, producing a return of 12.57% vs. a return of 12.29% for the Lehman Brothers Intermediate Government/Corporate Bond Index. In addition, the Portfolio outperformed the Lipper Intermediate Investment-Grade Debt Funds Average, its peer group average which returned 11.50%. During the year ended August 31, 2001, there was one major change in the Portfolio with respect to manager selection or asset allocation: BlackRock replaced Standish, Ayer & Wood, Inc. in November 2000. The sub-advisers during the year were BlackRock, PIMCO and Metropolitan.

The regime of monetary easing that began on January 3, 2001 indicated to investors that the Fed was willing to step in to arrest deterioration in the pace of economic growth. Importantly, the rate cuts, now numbering seven and totaling 300 basis points through the end of August, precipitated a return of risk capital to the corporate bond market and a dramatic narrowing in yield spreads, reversing the dramatic decline that took place in the fourth quarter of 2000.


The following factors drove performance of BlackRock's allocation:

Over the course of the year, the Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Fed. Treasury yields on the short-end of the yield curve fell sharply from a 6.16% yield on 2-year Treasuries as of August 31, 2000 to a 3.63% yield on August 31, 2001 in reaction to the Fed cutting short-term rates by 300 basis points. During the period, the yield on the 10-year Treasury fell from 5.72% on August 31, 2000 to 4.83% on August 31, 2001.

The Portfolio's overweight position in mortgages and asset-backed securities contributed to performance while the underweight in Treasuries detracted from performance. The Portfolio increased its corporate exposure over the period by adding high quality issues. We will, however, maintain an underweight in corporates as the economy is ailing and uncertainty is high.
The following factors drove performance of PIMCO's allocation:

Above index duration was positive for performance as rates fell. An underweighting to corporates was negative as the sector significantly outperformed in 2001. Meanwhile, a mortgage emphasis added to returns due to relatively high yields and low market volatility and real return bonds added modestly to relative returns as real yields.

The following factors drove performance of Metropolitan's allocation:

The Portfolio's emphasis on corporate issues added to performance in this environment, particularly among the A- and BBB-rated credits most adversely affected by 2000's tightening credit backdrop. As a result, the Portfolio outperformed relative to the index over the past twelve months. A defensive duration exposure relative to the index was mildly subtractive to performance as Treasury rates fell in the past twelve months, in particular, for rates on maturities in the two- to five-year area of the curve. A strategy that migrated the Portfolio from modestly concentrated in intermediate maturity issues to more broadly distributed maturities added to performance as the yield curve steepened, mitigating much of the cost of the defensive duration exposure.

The following graphs depict the performance of the Intermediate Fixed Income Investments vs. the Lehman Brothers Intermediate Government/Corporate Bond Index/6/.


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) INTERMEDIATE FIXED INCOME INVESTMENTS

 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Intermediate Government/Corporate Bond Index

                                     [CHART]

                 Intermediate      Intermediate       Lehman Brothers
                 Fixed Income      Fixed Income        Intermediate
                 Investments       Investments     Government/Corporate
               (With TRAK Fee)* (Without TRAK Fee)      Bond Index

    11/18/1991      10,000           10,000               10,000
    8/92            10,738           10,758               10,872
    8/93            11,858           11,892               11,876
    8/94            11,699           11,759               12,957
    8/95            12,698           12,782               12,957
    8/96            13,186           13,303               13,532
    8/97            14,245           14,398               14,660
    8/98            15,356           15,550               15,976
    8/99            15,492           15,717               16,030
    8/00            16,848           16,617               17,131
    8/31/2001       18,369           18,707               19,288

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) INTERMEDIATE FIXED INCOME INVESTMENTS

 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Intermediate

 Government/Corporate Bond Index

                                   [CHART]

               Intermediate      Intermediate       Lehman Brothers
               Fixed Income      Fixed Income        Intermediate
               Investments       Investments     Government/Corporate
             (With TRAK Fee)* (Without TRAK Fee)      Bond Index

    8/98         10,000            10,000              10,000
    8/99         10,088            10,107              10,034
    8/00         10,646            10,686              10,723
    8/01         11,962            12,030              12,070

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 INTERMEDIATE FIXED INCOME INVESTMENTS Average Annual Total Returns for Period Through August 31, 2001
                                           Without           With
                                           TRAK Fee        TRAK Fee*
          -------------------------------------------------------------
           Since inception (11/18/91)        6.61%           6.41%
           5 year                            7.06            6.86
           3 year                            6.35            6.15
           1 year                           12.57           12.37
          -----------------------------------------------------------


                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001


                 [CHART]


Mortgage-Backed Securities                54.6%
Corporate Bonds & Notes                   31.5%
U.S. Government Agencies & Obligations     8.2%
Commercial Paper                           3.5%
Repurchase Agreement                       1.8%
Municipal Investments                      0.2%
U.S. Treasury Bills                        0.1%
Other                                      0.1%

[GRAPHIC]

Long-Term Bond Investments

 ABOUT THE SUB-ADVISER

 . Western Asset Management Co.
 Emphasizes three key strategies to enhance the Portfolio's total return: (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market -- government, corporate and mortgage and asset-backed -- depending upon its forecast of relative values; (ii) tracking the duration of the overall portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect the sub-adviser's long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.


During the year, Long-Term Bond Investments ("Portfolio") underperformed its benchmark, the Lehman Brothers Government/Corporate Bond Index, 11.98% vs. 12.56%. However, the Portfolio did outperform the Lipper Corporate Debt A-Rated Funds Average, the Portfolio's peer group average which returned 11.53%. During the year ended August 31, 2001, there were no major changes in the Portfolio with respect to manager selection. The Portfolio is sub-advised by Western Asset Management Co.

The following factors drove performance of Western Asset Management Co.'s allocation:

The Portfolio's moderately long duration exposure during the past year positively impacted returns, as yields declined meaningfully across the curve. Our yield curve exposure was marginally negative during the period. We were rewarded at the beginning of the period, but as we transitioned from a bulleted to a barbelled exposure at the beginning of 2001, our strategies detracted from performance as the curve steepened. A modest overweighting to the credit sector benefited as spreads tightened, particularly during the most recent quarter. Our moderate overweighting to the mortgage-backed sectors also helped performance as spreads narrowed. Treasury Inflation Participation Securities ("TIPS") added to returns considerably as real yields fell relative to nominal yields. For the core portfolios, an exposure to emerging market debt detracted from returns, and high-yield securities were the worst performing sector during the past twelve months. Lower rated issues detracted from returns significantly as spreads widened.

Going forward, we believe that maintaining a moderately long duration posture continues to make sense, as this is a good hedge against further economic weakness. A barbelled exposure to maturities should benefit as short-term interest rates gradually stabilize, while improving inflation expectations and a modest recovery bolster the appeal of long-term rates. We continue to target a neutral to modest overweighting to credit sectors in deference to our belief that corporate earnings will continue to be pressured by a difficult economic environment.

Spreads on mortgage-backed securities appear sufficient to compensate for prepayment risk, which should gradually diminish as the threat of Fed easing continues to fade. As a result, we are maintaining a moderate overweighting to the sector. Although not as attractive as before, TIPS real yields are still relatively high, they offer attractive nominal yields, and they should act as a hedge against a weaker-than-expected economy or higher-than-expected inflation, arguing for continuing to hold a modest exposure to these unique securities. For the core portfolios, we continue to believe that a moderate but highly diversified exposure to high-yield credits should ultimately benefit from tighter spreads while minimizing default risk. In view of the pervasive difficulties in many emerging market economies, we are holding only a moderate exposure to the sector.

The following graphs depict the performance of the Long-Term Bond Investments vs. the Lehman Brothers Government/Corporate Bond Index/7/.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) LONG-TERM BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Corporate Bond Index
                                  [CHART]

                  TRAK Long-Term      TRAK Long-Term         Lehman Brothers
                  Bond Investments    Bond Investments
    Government/Corporate
                  (With Trak Fee)    (Without Trak Fee)         Bond Index


    11/18/1991         10,000              10,000                 10,000
    8/92               10,721              10,737                 11,329
    8/93               11,887              11,926                 11,976
    8/94               11,399              11,457                 12,136
    8/95               12,596              12,684                 13,667
    8/96               12,712              12,825                 13,561
    8/97               14,330              14,483                 14,892
    8/98               16,625              16,832                 16,594
    8/99               15,568              15,790                 16,641
    8/00               17,013              17,290                 17,855
    8/31/2001          19,016              19,361                 20,097

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) LONG-TERM BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Corporate Bond Index
                                  [CHART]

                  TRAK Long-Term        TRAK Long-Term      Lehman Brothers
                 Bond Investments*     Bond Investments*     Gov't./Corp.
                  (With TRAK Fee)     (Without TRAK Fee)      Bond Index

    8/98              10,000               10,000              10,000
    8/99               9,364                9,381              10,029
    9/00              10,238               10,272              10,760
    9/1/01            11,438               11,508              12,089

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 LONG-TERM BOND INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                                          Without TRAK Fee With TRAK Fee*
      --------------------------------------------------------------------
       Since inception (11/18/91)               6.98%           6.79%
       5 year                                   8.59            8.39
       3 year                                   4.78            4.58
       1 year                                  11.98           11.77
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001


                  [CHART]

U.S. Gov't Obligations & Agencies   44.5%
Corporate Bonds and Notes           41.0%
Asset-Backed Securities              2.3%
Commercial Paper                     1.1%
Repurchase Agreement                11.1%

[GRAPHIC]

Municipal Bond Investments

 ABOUT THE SUB-ADVISER

 . Smith Affiliated Capital Corp.
 Uses an active fixed-income management style that focuses first on the appropriate maturity allocation for the Portfolio within a given market environment. The maturity allocation is supplemented by a long-term market sector rotation. The sub-adviser focuses primarily on "Vital service" revenue bonds and secondarily on general obligation bonds of high-quality issuers.



During the year, Municipal Bond Investments ("Portfolio") outperformed its benchmark, the Lehman Brothers Municipal Bond Index, 10.44% vs. 10.19%. The Portfolio also outperformed the Lipper General Municipal Debt Funds Average, the Portfolio's peer group average which returned 9.69%. During the year ended August 31, 2001, there were no major changes in the Portfolio with respect to manager selection. The Portfolio is sub-advised by Smith Affiliated Capital Corp.

The following factors drove performance of Smith Affiliated Capital Corp.'s allocation:

During the year, the salient influence on fixed-income markets was the increasing weakness of the economy, leading to 300 basis points of successive rate cuts by the Fed and a marked steepening of yield curves. The Portfolio's effective duration has been shortened as many bond positions have been pricing to calls, a larger than usual cash position has been maintained in the face of substantial negative cash flows, and repositioning has been subordinated to the maintenance of diversification.

While our emphasis on high quality, essential service revenue and general obligation credits have cost us some performance as spreads on lower quality bonds have narrowed during this period, we continue to believe that our posture is correct for the longer term. Our view is that economic activity going forward will be weaker, for a longer period, than consensus opinion, and very positive for high-quality fixed-income performance.

The following graphs depict the performance of the Municipal Bond Investments vs. the Lehman Brothers Municipal Bond Index/8/.


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) MUNICIPAL BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Municipal Bond Index
                                     [CHART]


                      Municipal Bond         Municipal Bond        Lehman
    Brothers
                       Investments            Investments           Municipal
    Bond
                     (With TRAK Fee)*      (Without TRAK Fee)           Index

    11/18/1991            10,000                10,000                  10,000
    8/92                  10,690                10,706                  10,845
    8/93                  12,052                12,091                  12,168
    8/94                  11,576                11,634                  12,185
    8/95                  12,462                12,548                  13,266
    8/96                  13,015                13,128                  13,962
    8/97                  14,145                14,294                  15,252
    8/98                  15,264                15,450                  16,572
    8/99                  14,841                15,048                  16,656
    8/00                  15,820                16,071                  17,783
    8/31/2001             17,441                17,749                  19,595

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited)
 MUNICIPAL BOND INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Municipal Bond Index
                                    [CHART]


              MUNICIPAL BOND        MUNICIPAL BOND         LEHMAN BROTHERS
               INVESTMENTS           INVESTMENTS            MUNICIPAL BOND
              (WITH TRAK FEE)*    (WITHOUT TRAK FEE)            INDEX
    8/98          10,000               10,000                  10,000
    8/99           9,723                9,740                  10,051
    8/00          10,364               10,402                  10,731
    8/01          11,427               11,488                  11,825

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 MUNICIPAL BOND INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                             Without TRAK Fee With TRAK Fee*
-------------------------------------------------------------
 Since inception (11/18/91)        6.04%           5.85%
 5 year                            6.22            0.06
 3 year                            4.73            4.22
 1 year                           10.44           10.25
-----------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

      [CHART]

Arizona        6.6%
Florida        6.4%
Illinois       9.7%
Indiana        7.1%
Michigan       6.8%
Minnesota      5.7%
New York      10.2%
Texas          7.9%
Wisconsin      6.7%
Other         32.9%

[GRAPHIC]

Mortgage Backed Investments

 ABOUT THE SUB-ADVISER

 . Utendahl Capital Management CFI ("Utendahl")
 Uses a quantitative computer model investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market.


During the year, Mortgage Backed Investments ("Portfolio") underperformed its benchmark, the Lehman Brothers Mortgage Backed Securities Index, 11.47% vs. 11.83%. However, the Portfolio outperformed the Lipper U.S. Mortgage Funds Average, the Portfolio's peer group average which returned 11.09%. During the year ended August 31, 2001, there were no major changes in the Portfolio with respect to manager selection. The Portfolio is sub-advised by Utendahl.

The following factors drove performance of Utendahl's allocation:

During the period in review, mortgages outperformed similar duration treasuries by 85 basis points. Versus the Intermediate Agency and Credit Indices, both with longer duration, mortgages underperformed by 60 basis points and 155 basis points, respectively. However, over the last two years, mortgages still outperformed the other three major investment-grade fixed-income asset classes.

While the three favorable conditions present throughout most of fiscal year 2000, namely low supply, favorable prepayments, and steady to declining volatility, all reversed themselves this past year, mortgages still outperformed treasuries while widening on a yield basis. This calendar year, the mortgage market has withstood historically high prepayments along with the resulting supply that has flooded the market. Finally, the increase in volatility that usually accompanies a rally has also taken its toll on mortgage returns, as it does on the returns of all callable assets.

Going forward, we believe that mortgages, which now comprise over 35% of the investment-grade fixed-income universe, will continue to outperform. A further decline in interest rates would be negative for mortgages, causing further prepayments, increased supply and potentially higher volatility. However, any large increases in prepayments would most likely be concentrated in mortgage coupons with lower premiums (e.g. 6.5's) and the market seems to have digested the high levels of supply this past year. On the positive side, 30 year 6.5's currently yield 170 basis points over treasuries and any declines in volatility from current high levels will enhance mortgage returns. We feel that, at this point, the positives for mortgages outweigh the negatives.

The following graphs depict the performance of the Mortgage Backed Investments vs. the Lehman Brothers Mortgage Backed Securities Index/9/ and the Lipper U.S. Mortgage Fund Average/10/.



 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) MORTGAGE BACKED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Mortgage Backed Securities Index and the Lipper U.S. Mortgage Fund Average
[line CHART]
                       w/fee      no fee      lehman      lipper
                      10,000      10,000      10,000      10,000
          Aug-92      10,741      10,756      10,750      10,788
          Aug-93      11,437      11,474      11,543      11,721
          Aug-94      11,392      11,452      11,586      11,344
          Aug-95      12,503      12,593      12,855      12,419
          Aug-96      13,024      13,142      13,494      12,902
          Aug-97      14,259      14,416      14,909      14,128
          Aug-98      15,424      15,623      17,585      15,284
          Aug-99      15,594      15,825      17,910      15,360
          Aug-00      16,743      17,024      19,352      16,446
       8/31/2001      18,630      18,977      21,641      18,270


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) MORTGAGE BACKED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Mortgage Backed Securities Index and the Lipper U.S. Mortgage Fund Average
[line CHART]
                 w/fee       w/o fee     Lehman Bros.Lipper
        8/1/1998      10,000      10,000      10,000      10,000
          Aug-99      10,111      10,130      10,471      10,050
          Aug-00      10,855      10,897      10,715      10,760
          Aug-01      12,078      12,147      10,965      11,954


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 MORTGAGE BACKED INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                                    Without TRAK Fee With TRAK Fee*
--------------------------------------------------------------------
 Since inception (11/18/91)               6.77%           6.56%
 5 year                                   7.62            7.42
 3 year                                   6.70            6.50
 1 year                                  11.47           11.27
------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.


 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

[CHART]

Repurchase Agreement          2.2%
Mortgage-Backed Securities   97.8%

[GRAPHIC]

High Yield Investments

 ABOUT THE SUB-ADVISER

 . Alliance Capital Management L.P. ("Alliance")
 Employs a relative value investment process, looking for securities of companies with improving or stable credit quality trends. The Portfolio focuses on investments in the "BB" and "B" quality spectrum. The investing process includes: (i) extensive portfolio research on issuers and their business conditions; (ii) thorough analysis of issuers and their credit quality; and (iii) Emphasis on general economic and interest rate trends and forecasts.



During the year, High Yield Investments ("Portfolio") underperformed its benchmark, the Lehman Brothers High Yield Bond Index, negative 2.27% vs. 0.23%. However, the Portfolio outperformed the Lipper High Current Yield Funds Average, the Portfolio's peer group average which returned negative 4.47%. During the year ended August 31, 2001, there were no major changes in the Portfolio with respect to manager selection. The Portfolio's benchmark the Credit Suisse First Boston Global High Yield Index returned 0.54% for the same time period. The Portfolio is subadvised by Alliance.

The following factors drove performance of Alliance's allocation:

The high-yield market's return was only marginally positive over the past twelve months. Since January, however, the high-yield market returned approximately 7%. The performance of the telecommunications sector significantly impacted returns over the past year. Fixed communications, which includes CLECs, fiber and Internet companies, returned negative 40% over the last twelve months and wireless communications returned negative 13%. These sectors, which a year ago accounted for approximately 21% of the high-yield market, now approximate 12% as a result of reduced market values. The high-yield market produced double digit total returns excluding media/telecommunications. Rising defaults and lower recovery levels have also negatively impacted the high-yield market.

The Portfolio began the fiscal year on a strong note, outperforming its benchmark for the first four months. The Portfolio benefited from a more conservative approach, including an upgrade in the overall credit quality of the Portfolio and a relatively high cash position. However, the Portfolio has underperformed its benchmark since January, primarily as a result of sector weightings.

An underweight to the best performing sectors for which we have a negative fundamental view, such as retail, transportation, and food and beverages hurt performance. The above market returns generated by these sectors resulted from the improvement in the price of bonds of certain distressed and/or defaulted securities that we did not own. We were also overweight to the cable and the wireless sectors for most of the year which both underperformed. Our exposure to European cable and telecommunication issues also negatively impacted performance. European high yield was down over 11% over the past twelve months and we reduced our holdings in this sector and currently have no exposure to these developmental companies. Benefiting performance was our reduction of exposure to fixed communications. We were increasingly concerned about many of these issuers' abilities to achieve their business plans and support their debt-laden capital structures and will remain underweight to that sector.

Going forward, we have a very high level of comfort with the U.S. cable issuers because of their strong market positions and substantial cash flow generating ability. We also favor the long-term prospects for the wireless sector and believe that a number of the smaller players will be consolidated into stronger credits.

We believe the Portfolio is well-positioned to outperform the market over the long-term and we have increased diversification of the Portfolio in an effort to reduce volatility and stabilize returns. Overall credit quality is improved and we are comfortable with our sector weightings and credit selection given our outlook for the U.S. economy.

The following graph depicts the performance of the High Yield Investments vs. the CS First Boston Global High Yield Index/11/.


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) HIGH YIELD INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the CS First Boston Global High Yield Index
                                    [CHART]

                    High Yield          High Yield        CS First Boston
                   Investments         Investments          Global High
                  (With TRAK Fee)    (Without TRAK Fee)     Yield Index
    7/13/98           10,000              10,000              10,000
    8/98               9,860               9,863               9,321
    2/99              10,148              10,160               9,646
    8/99              10,202              10,225               9,764
    8/00               9,224               9,266              10,164
    8/01               8,989               9,056              10,219

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) HIGH YIELD INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the CS First Boston Global High Yield Index
                                    [CHART]

            High Yield Investments   High Yield Investments     CS First Boston
              (With TRAK Fee)*         (Without TRAK Fee)    Global High Yield Index
    8/98           10,000                    10,000                   10,000
    8/99           10,347                    10,367                   10,713
    8/00            9,355                     9,396                   11,315
    8/01            9,117                     9,182                   11,375


 HIGH YIELD INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                                          Without TRAK Fee With TRAK Fee*
      --------------------------------------------------------------------
       Since inception (7/13/98)               (3.11)%         (3.34)%
       3 year                                  (2.80)          (3.03)
       1 year                                  (2.27)          (2.54)
      ------------------------------------------------------------------

                    See pages 24 and 25 for all footnotes.



 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

[CHART]

Corporate Bonds & Notes                      86.7%
Repurchase Agreement                          9.6%
Preferred Stock and Common Stock              3.5%
Convertible Bonds                             0.1%
Warrants                                      0.1%

[GRAPHIC]

Multi-Sector Fixed Income Investments

 ABOUT THE SUB-ADVISERS

 . Metropolitan West Asset Management LLC (''Metropolitan'')
 Seeks to maximize current income and minimize volatility by: (i) analyzing issuers and sectors on a yield spread basis, with an overlay of fundamental company analysis; (ii) identifying fixed-income securities with the greatest potential for adding value, such as those involving new issuers, the potential for credit upgrades, unique structural characteristics or innovative features; and (iii) managing variables such as sector, maturity, duration, credit quality, yield and potential capital appreciation.
 . Western Asset Management Co.
("Western")
 Emphasizes three key strategies to enhance the Portfolio's total return: (i) adjusting the allocation of the Portfolio among the key sectors of the fixed-income market depending on its forecast of relative values; (ii) tracking the duration of the overall Portfolio so that it falls within a narrow band relative to the benchmark index, with adjustment made to reflect its long-term outlook for interest rates; and (iii) purchasing under-valued securities in each of the key sectors of the bond market while keeping overall quality high.
 . Utendahl Capital Management CFI (''Utendahl'')
 Uses a quantitative computer-modelled investment process to seek to identify and capitalize on inefficiencies in the mortgage-backed securities market. The sub-advisor generally maintains the Portfolio within a narrow band around the duration of the entire mortgage-backed market and normally focuses on mortgage-related securities issued by U.S. government agencies and government-related organizations.
 . Alliance Capital Management L.P. (''Alliance'')
 Focuses on below investment grade fixed-income securities, also known as "high-yield" securities and commonly referred to as "junk bonds." The sub-advisor employs a relative value investment process, looking for securities of companies with improving or stable credit quality trends. It focuses on investments in the "BB" and "B" quality spectrum. The investing process includes: (i) extensive research of issuers and their business conditions; (ii) thorough analysis of issuers and their credit quality; and
 (iii) emphasis on general economic and interest rate trends and forecasts.

During the year, Multi-Sector Fixed Income Investments ("Portfolio") underperformed its benchmark, the Lehman Brothers Aggregate Bond Index, 9.26% vs. 12.35%. During the year ended August 31, 2001, there were no major changes in the Portfolio with respect to manager selection. The Portfolio is sub-advised by Metropolitan, Western, Utendahl and Alliance.

The regime of monetary easing that began on January 3, 2001 indicated the Fed's willingness to step in to arrest deterioration in the pace of economic growth. Importantly, the rate cuts, now numbering nine and totaling 300 basis points through the end of August, precipitated a return of risk capital to the corporate bond market and a dramatic narrowing in yield spreads, reversing the dramatic decline that took place in the fourth quarter of 2000.

The following factors drove performance of Metropolitan's allocation:

The Portfolio's emphasis on corporate issues added to performance in this environment, particularly among the A- and BBB-rated credits most adversely affected by 2000's tightening credit backdrop. The Portfolio outperformed relative to the index over the past twelve months. A defensive duration exposure relative to the index subtracted from performance as Treasury rates fell in the past twelve months, particularly, for rates on maturities in the two- to five-year area of the curve. A strategy that migrated the Portfolio from modestly concentrated in intermediate maturity issues to more broadly distributed maturities added to performance as the yield curve has steepened, mitigating much of the cost of the defensive duration exposure.

The following factors drove performance of Western's allocation:

The Portfolio's moderately long duration exposure during the past year positively impacted returns, as yields declined meaningfully across the curve. Our yield curve exposure was marginally negative during the period. We were rewarded at the beginning of the period, but as we transitioned from a bulleted to a barbelled exposure at the beginning of 2001, our strategies detracted from performance as the curve steepened. Our modest overweighting to the credit sector benefited as spreads tightened, particularly during the most recent quarter. Our moderate overweighting to the mortgage-backed sectors also helped performance as spreads narrowed. TIPS added to returns considerably as real yields fell relative to nominal yields. For the core portfolios, our exposure to emerging market debt detracted from returns, and high yield securities were the worst performing sector during the past 12 months. Lower rated issues detracted from returns significantly as spreads widened.

The following factors drove performance of Utendahl's allocation:

Versus the Intermediate Agency and Credit Indices, both with longer duration, mortgages underperformed by 60 basis points and 155 basis points, respectively. However, over the last two years, mortgages still outperformed the other three major investment-grade fixed-income asset classes.

While the three favorable conditions present throughout most of fiscal year 2000, namely low supply, favorable prepayments, and steady to declining volatility, all reversed themselves this past year, mortgages still outperformed treasuries while widening on a yield basis. This calendar year, the mortgage market has withstood historically high prepayments along with the resulting supply that has flooded the market.

Finally, the increase in volatility that usually accompanies a rally has also taken its toll on mortgage returns, as it does on the returns of all callable assets.

The following factors drove performance of Alliance's allocation:

The Portfolio began the fiscal year on a strong note, outperforming its benchmark for the first four months. The Portfolio benefited from a more conservative approach, including an upgrade in the overall credit quality of the Portfolio and a relatively high cash position. The Portfolio has underperformed its benchmark since January, primarily as a result of sector weightings. First, we were underweight the best performing sectors, such as retail, transportation, and food and beverages. These are sectors for which we have a negative fundamental view, and have therefore made the decision to underweight. The above market returns generated by these sectors were a result of the improvement in the price of bonds of certain distressed and/or defaulted securities that we did not own. In addition, we were overweight the cable and the wireless sectors for most of the year. Both of these sectors have underperformed. We have a very high level of comfort with the U.S. cable issuers because of their strong market positions and substantial cash flow generating ability. We also like the long-term prospects for the wireless sector and believe that a number of the smaller players will be consolidated into stronger credits. Benefiting performance was our decision earlier this year to reduce exposure to fixed communications. We were increasingly concerned about many of these issuers' abilities to achieve their business plans and support their debt-laden capital structures. We remain underweight in that sector.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) MULTI-SECTOR FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Aggregate Bond Index

                                     [Chart]

                   Multi-Sector         Multi-Sector         Lehman Brothers
                   Fixed Income         Fixed Income         Aggregate Bond
                   Investments          Investments               Index
                 (With TRAK Fee)*    (Without TRAK Fee*)

     10/1/1999        10,000              10,000                10,000
        Feb-00        10,102              10,110                10,075
        Aug-00        10,629              10,647                10,632
     2/28/2001        11,310              11,340                11,111
     8/31/2001        11,592              11,633                11,945

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 MULTI-SECTOR FIXED INCOME INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                            Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (10/1/99)        8.21%           8.01%
 1 year                           9.26            9.06
----------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

The following graph depicts the
performance of the Multi-Sector Fixed Income Investments vs. the Lehman Brothers Aggregate Bond Index/12/.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001


                                    [CHART]


U.S. Treasury Obligations         9.4%
Corporate Bonds and Notes        36.7%
Preferred Stock                   0.3%
Asset-Backed Securities          31.4%
Mortgage-Backed Securities       14.5%
Commercial Paper                  0.9%
Repurchase Agreement              3.8%
Foreign Bonds                     3.0%

[GRAPHIC]
Government Money Investments


 ABOUT THE SUB-ADVISER

 . Standish Mellon Asset Management Co. LLC (formerly known as Standish, Ayer &
  Wood, Inc.)
 The Portfolio invests exclusively in U.S. treasury securities and other U.S. government securities rated by a nationally recognized rating organization in the two highest short-term rating categories or, if unrated, of equivalent quality as determined by the sub-adviser. Individual securities must have remaining maturities of 397 days or less.


During the period under review the Government Money Investments ("Portfolio") outperformed its benchmark, 90 Day T-Bills, 5.04% vs. 4.79% and outperformed its peer group in the Lipper U.S. Government Money Market Funds category which returned 4.82%. During the year ended August 31, 2001, there were no major changes in the Portfolio. The Portfolio is sub-advised by Standish Mellon Asset Management Co. LLC.

The following factors drove performance at Standish Mellon Asset Management Co. LLC's allocation:

During the latter half of 2000, the economy began to decelerate in response to tighter monetary policy earlier in the year. Short-term interest rates fell dramatically as year-end approached on growing evidence that the economy was slowing. Third quarter GDP registered 2.4% growth and fourth quarter GDP expanded at 1.9%. The Fed responded on January 3, 2001, in surprising fashion, with a 50-basis-point cut in the fed funds rate to 6.00%.

As the year 2001 began to unfold, the economic outlook became increasingly dour. The manufacturing sector was in a recessionary funk and consumer sentiment began to decline. The short end of the yield curve dropped, resulting in a steepening yield curve. The Fed aggressively cut short-term interest rates by 50 basis points in both February and March, leaving the fed funds rate at 5.00% at the end of the first quarter of 2001.

As the summer approached, the economy experienced a significant decline in capital investment. The telecommunication sector quickly followed the high tech sector with respect to profit pressure. Excess capacity and high competition resulted in significant corporate retrenchment, which resulted in mounting layoffs. The beacon during this period of growing economic malaise was strong consumer spending, particularly in the auto and housing sectors. Nonetheless, the Fed cut short-term rates three times during the second quarter totaling 125 basis points in an effort to avoid a recession. By the end of the second quarter, the federal funds rate stood at 3.75%, 275 basis points lower than on December 31, 2000.

As the third quarter began, the economy appeared to be slipping into a shallow recession. The Fed eased by 25 basis points on August 21, putting the fed funds rate at 3.5%, thereby further steepening the yield curve. The spread between two-year and thirty-year treasuries widened to 171 basis points on August 31, 2001 from negative 51 basis points on August 31, 2000.

For the twelve months ended August 31, 2001, Portfolio performance exceeded the index by 75 basis points. A driving factor for the strong performance was the emphasis toward government agency discount notes over U.S. Treasury bills. In addition, the Portfolio maintained a longer average maturity of 68 days versus 48 days for the iMoneyNet Money Market Fund Index during a declining interest rate environment.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001



 GOVERNMENT MONEY INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

                             Without TRAK Fee With TRAK Fee*
-------------------------------------------------------------
 Since inception (11/18/91)        4.49%           2.93%
 5 year                            5.02            3.45
 3 year                            5.00            3.44
 1 year                            5.04            3.47
-----------------------------------------------------------

                    See pages 24 and 25 for all footnotes.

[CHART]

U.S. Government Agency
Discount Notes             100%

FOOTNOTES

 *  The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

 #  As a % of total investments. The Portfolio's holdings are subject to change.

 1 The Russell 1000 Value Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average value orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

 2 The Lipper Large Cap Value Fund Average is comprised of the Portfolio's peer group of mutual funds investing in value oriented funds.

 3 The Russell 1000 Growth Index is a capitalization weighted total return index which is comprised of 1000 of the largest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

 4 The Lipper Large Cap Growth Fund Average is comprised of the Portfolio's peer group of mutual funds investing in growth oriented funds.

 5 The Standard & Poor's 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

 6 The Lehman Brothers Intermediate Government/Corporate Bond Index is a weighted composite of: (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government with a maturity between one and ten years; and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

 7 The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all publicly fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

 8 The Lehman Brothers Municipal Bond Index is a weighted composite which is comprised of more than 15,000 bonds issued within the last five years, having a minimum credit rating of at least Baa and maturity of at least two years, excluding all bonds subject to the Alternative Minimum Tax and bonds with floating or zero coupons. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

 9 The Lehman Brothers Mortgage Backed Securities Index includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

10 The Lipper U.S. Mortgage Fund Average is an average of funds invested at least 65% in mortgage securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

11 The CS First Boston Global High Yield Index is a broad-based market measure of high yield bonds, commonly known as "junk bonds". Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

12 The Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Intermediate Government/Corporate Bond Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. Because the index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the index's performance. An investor cannot invest directly in an index.

                     (This page intentionally left blank.)

          Schedules of Investments
          August 31, 2001


     Large Capitalization Value Equity Investments
     ----------------------------------------------------------------------

       Shares                    Security                       Value
     ----------------------------------------------------------------------
     COMMON STOCK -- 96.7%

     Advertising -- 0.2%
          4,257 Harte-Hanks, Inc........................... $      101,489
         86,124 Interpublic Group Cos., Inc.+..............      2,332,238
          6,199 Lamar Advertising Co.*+....................        198,988
                                                            --------------
                                                                 2,632,715
                                                            --------------

     Aerospace/Defense -- 2.5%
         10,172 The B.F. Goodrich Co.......................        326,013
        168,664 The Boeing Co.+............................      8,635,597
         21,410 General Dynamics Corp......................      1,690,534
         98,023 Honeywell International Inc................      3,652,337
         37,819 Lockheed Martin Corp.......................      1,507,465
          3,100 Newport News Shipbuilding Inc..............        204,166
          8,712 Northrop Grumman Corp......................        714,384
         36,462 Raytheon Co., Class B Shares...............        958,586
        489,422 Rockwell Collins...........................      9,945,055
        199,963 United Technologies Corp...................     13,677,469
                                                            --------------
                                                                41,311,606
                                                            --------------

     Agriculture -- 0.0%
          4,000 Monsanto Co................................        136,440
          9,579 UST Inc.+..................................        316,107
                                                            --------------
                                                                   452,547
                                                            --------------

     Airlines -- 0.2%
         16,318 AMR Corp.*.................................        522,013
          5,763 Continental Airlines, Inc., Class B Shares*        251,382
         13,048 Delta Air Lines, Inc.......................        503,653
          2,589 Northwest Airlines Corp., Class A Shares*..         54,576
          1,200 Skywest, Inc...............................         38,208
         80,995 Southwest Airlines Co......................      1,449,001
          5,636 UAL Corp...................................        184,184
          5,401 US Air Group, Inc..........................         68,593
          9,383 V.F. Corp.+................................        324,370
                                                            --------------
                                                                 3,395,980
                                                            --------------

     Apparel -- 0.5%
         19,528 Jones Apparel Group, Inc.*.................        622,943
         20,539 Liz Claiborne, Inc.+.......................      1,077,271
        127,500 NIKE, Inc., Class B Shares+................      6,375,000
          5,600 Polo Ralph Lauren Corp.*...................        132,832
          5,400 Reebok International Ltd...................        145,206
                                                            --------------
                                                                 8,353,252
                                                            --------------

     Auto Manufacturers -- 0.7%
        368,968 Ford Motor Co..............................      7,331,394
         58,354 General Motors Corp........................      3,194,882
          6,275 Navistar International Corp................        215,044
          6,714 PACCAR Inc.................................        371,284
                                                            --------------
                                                                11,112,604
                                                            --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Large Capitalization Value Equity Investments
           -----------------------------------------------------------

             Shares               Security                 Value
           -----------------------------------------------------------

           Auto Parts and Equipment -- 0.2%
               10,352 Autoliv, Inc.................... $      205,901
               15,713 Dana Corp.......................        307,975
               59,499 Delphi Automotive Systems Corp..        891,890
               14,657 The Goodyear Tire & Rubber Co.+.        359,097
                6,400 Lear Corp.*.....................        231,936
               10,932 TRW Inc.........................        384,806
                3,300 United Rentals, Inc.*...........         76,725
               13,864 Visteon Corp....................        237,074
                                                       --------------
                                                            2,695,404
                                                       --------------

           Banks -- 12.0%
               39,354 AmSouth Bancorporation..........        748,513
                7,055 Associated Banc Corp............        239,235
                5,300 BancWest Corp...................        185,023
              347,974 Bank of America Corp............     21,400,401
              102,373 The Bank of New York Co., Inc...      4,064,208
              123,951 Bank One Corp...................      4,299,860
               45,154 BB&T Corp.......................      1,660,764
               18,352 City National Corp..............        854,102
                9,778 Commerce Bancorp Inc............        660,504
                6,643 Commerce Bancshares, Inc........        268,311
               13,572 Compass Bancshares, Inc.........        361,694
                5,500 Cullen/Frost Bankers, Inc.......        196,625
               11,281 Fifth Third Bancorp.............        657,682
               30,549 First Tennessee National Corp.+.        983,983
              181,645 First Union Corp.*+.............      6,252,221
               16,131 First Virginia Banks, Inc.......        741,219
                8,335 FirstMerit Corp.................        201,540
              788,945 FleetBoston Financial Corp......     29,056,844
                8,800 Fulton Financial Corp...........        190,168
               56,741 Hibernia Corp., Class A Shares..        981,051
               26,695 Huntington Bancshares Inc.......        485,315
              831,084 J.P. Morgan Chase & Co..........     32,744,710
               45,149 KeyCorp.........................      1,133,240
                8,880 M&T Bank Corp...................        645,132
               11,423 Marshall & Ilsley Corp..........        635,347
              414,195 MBNA Corp.......................     14,397,418
              204,536 Mellon Financial Corp...........      7,209,894
               63,886 National City Corp..............      1,972,161
               21,713 National Commerce Bancorporation        550,642
               17,197 North Fork Bancorporation, Inc..        512,471
               10,417 Northern Trust Corp.............        590,644
                6,393 Old National Bancorp............        159,250
                8,528 Pacific Century Financial Corp..        222,751
               30,703 PNC Financial Services Group+...      2,044,513
               14,463 Popular, Inc....................        466,432
                3,100 Provident Financial Group, Inc..         95,635
               24,173 Regions Financial Corp.+........        710,686
                8,800 Sky Financial Group, Inc........        176,000
               65,049 SouthTrust Corp.................      1,584,594
               29,956 State Street Corp.+.............      1,454,663
               40,042 SunTrust Banks Inc..............      2,734,868
                5,933 Synovus Financial Corp..........        182,736


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Large Capitalization Value Equity Investments
     -----------------------------------------------------------------------

       Shares                     Security                       Value
     -----------------------------------------------------------------------

     Banks -- 12.0% (continued)
           8,390 TCF Financial Corp......................... $      380,906
           4,900 Trustmark Corp.............................        109,760
         709,137 U.S. Bancorp...............................     17,189,481
          14,553 Union Planters Corp........................        647,609
           5,676 UnionBanCal Corp...........................        210,580
           8,357 Valley National Bancorp....................        238,676
          21,579 Wachovia Corp..............................      1,502,977
         145,771 Washington Mutual, Inc.....................      5,457,666
         559,077 Wells Fargo & Co...........................     25,723,133
           3,045 Wilmington Trust Corp......................        185,654
          26,988 Zions Bancorporation.......................      1,545,332
                                                             --------------
                                                                197,904,824
                                                             --------------

     Beverages -- 1.5%
           2,472 Adolph Coors Co., Class B Shares...........        114,454
         345,905 Anheuser-Busch Co., Inc....................     14,887,751
           3,963 Brown-Forman Corp., Class B Shares.........        255,614
          35,900 The Coca-Cola Co...........................      1,747,253
          17,000 Coca-Cola Enterprises Inc..................        257,890
           3,300 Constellation Brands, Inc., Class A Shares*        139,755
           7,553 Mercantile Bankshares Corp.................        307,785
          15,250 Pepsi Bottling Group, Inc..................        673,288
           8,965 PepsiAmericas, Inc.........................        140,751
         130,648 PepsiCo, Inc...............................      6,140,456
                                                             --------------
                                                                 24,664,997
                                                             --------------

     Biotechnology -- 0.0%
           6,300 Applera Corp...............................        167,265
                                                             --------------

     Building Materials -- 0.2%
          10,483 American Standard Co., Inc.*...............        732,238
           6,400 Centex Corp.+..............................        280,320
          10,400 Clayton Homes Inc..........................        159,224
           5,900 D.R. Horton, Inc.+.........................        148,916
           3,304 Lafarge Corp...............................        121,389
           5,500 Lennar Corp................................        245,025
           5,061 Martin Marietta Materials, Inc.............        199,910
          48,832 Masco Corp.+...............................      1,260,842
           4,901 Pulte Homes, Inc...........................        185,503
           8,925 Vulcan Materials Co........................        428,489
                                                             --------------
                                                                  3,761,856
                                                             --------------

     Chemicals -- 2.3%
          24,211 Air Products & Chemicals, Inc..............      1,026,546
           7,434 Ashland Inc................................        315,202
           6,934 Cabot Corp.................................        279,926
          57,054 ConAgra Foods, Inc.........................      1,309,389
         404,798 The Dow Chemical Co........................     14,192,218
         253,960 E.I. du Pont de Nemours & Co...............     10,404,741
           8,163 Eastman Chemical Co........................        316,643
          48,928 Engelhard Corp.............................      1,278,489
           4,100 Great Lakes Chemical Corp..................        102,295
          11,526 Hercules Inc...............................        130,244


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       Large Capitalization Value Equity Investments
       ------------------------------------------------------------------

         Shares                  Security                     Value
       ------------------------------------------------------------------

       Chemicals -- 2.3% (continued)
            5,400 Lubrizol Corp.......................... $      194,292
           11,337 Lyondell Chemical Co.-+................        154,297
            2,500 OM Group, Inc..........................        162,775
           59,847 PPG Industries, Inc.+..................      3,238,920
           76,328 Praxair, Inc...........................      3,592,759
           16,566 Rohm & Haas Co.........................        594,885
           13,963 The Sherwin-Williams Co................        316,262
            8,074 Sigma-Aldrich Corp.....................        368,255
            6,100 Solutia Inc............................         84,241
              700 Valhi Inc..............................          8,960
            5,300 Valspar Corp...........................        196,895
                                                          --------------
                                                              38,268,234
                                                          --------------

       Coal -- 0.0%
            2,200 Arch Coal, Inc.........................         40,040
            7,806 Massey Energy Co.......................        153,388
              700 Peabody Energy Corp....................         19,880
                                                          --------------
                                                                 213,308
                                                          --------------

       Commercial Services -- 0.5%
          152,700 Accenture Ltd..........................      2,275,230
           40,817 Cendant Corp.*+........................        778,380
            7,480 Deluxe Corp............................        245,494
            1,100 Ecolab Inc.............................         44,088
           40,100 H&R Block, Inc.+.......................      1,560,290
            1,400 Iron Mountain Inc.*....................         59,710
            8,019 Manpower Inc.+.........................        247,146
           26,126 McKesson HBOC, Inc.....................      1,025,446
            2,135 Moody's Corp...........................         73,423
            8,490 The New Dun & Bradstreet Corp.*........        283,226
            1,400 Quanta Services, Inc.*+................         25,186
            6,000 Quintiles Transnational Corp.*.........        105,060
           11,563 R.R. Donnelley & Sons Co...............        344,809
           31,813 The ServiceMaster Co...................        372,212
            5,700 Valassis Communications, Inc...........        201,894
            7,529 Viad Corp..............................        198,013
                                                          --------------
                                                               7,839,607
                                                          --------------

       Computers -- 2.4%
           43,171 3Com Corp.*............................        177,433
          166,466 Apple Computer, Inc.*..................      3,087,944
            7,628 Diebold, Inc...........................        287,957
           18,000 Gateway, Inc.*.........................        161,460
          306,024 International Business Machines Corp...     30,602,400
           49,000 Lexmark International, Inc.*+..........      2,550,450
           15,000 Maxtor Corp.*..........................         90,450
           57,572 NCR Corp.*.............................      2,179,100
           18,200 Palm, Inc.*............................         65,156
           17,192 Quantum Corp. -- DLT & Storage Systems*        150,774
            3,100 SanDisk Corp.*.........................         63,581
            6,500 Storage Technology Corp.*..............         92,950
                                                          --------------
                                                              39,509,655
                                                          --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       Large Capitalization Value Equity Investments
       ------------------------------------------------------------------

         Shares                  Security                     Value
       ------------------------------------------------------------------

       Consumer Products -- 1.1%
          292,127 Kimberly-Clark Corp.................... $   18,126,480
                                                          --------------

       Cosmetics/Personal Care -- 1.9%
            3,900 Alberto-Culver Co., Class B Shares.....        167,973
          221,730 Avon Products, Inc.....................     10,228,405
           24,500 Colgate-Palmolive Co...................      1,326,675
            1,600 The Estee Lauder Cos., Inc.............         62,160
            8,445 International Flavors & Fragrances Inc.        254,617
          255,479 The Procter & Gamble Co................     18,943,767
                                                          --------------
                                                              30,983,597
                                                          --------------

       Distribution/Wholesale -- 0.1%
           18,325 Genuine Parts Co.......................        563,677
            7,255 Ingram Micro Inc., Class A Shares*.....        108,825
            4,372 Tech Data Corp.*.......................        178,815
            7,966 W.W. Grainger, Inc.....................        337,041
                                                          --------------
                                                               1,188,358
                                                          --------------

       Diversified Financial Services -- 4.1%
            8,440 A.G. Edwards, Inc......................        344,352
            8,879 The Bear Stearns Cos. Inc.+............        463,395
              300 Certegy Inc.*..........................         10,308
          479,951 Citigroup, Inc.+.......................     21,957,758
           32,621 Countrywide Credit Industries, Inc.....      1,353,772
          245,127 Fannie Mae.............................     18,681,129
           18,428 Franklin Resources, Inc................        756,101
          134,076 The Goldman Sachs Group, Inc.+.........     10,739,488
            4,927 Heller Financial, Inc..................        262,412
              400 John Nuveen Co., Class A Shares........         26,164
            3,400 Knight Trading Group, Inc.*............         35,360
          124,400 KPMG Consulting Inc.*..................      1,832,412
            6,751 Legg Mason, Inc........................        301,837
           60,864 Lehman Brothers Holdings Inc...........      3,995,722
          116,124 Merrill Lynch & Co., Inc...............      5,991,998
            2,200 Neuberger Berman LLC...................         96,184
           21,900 Stilwell Financial, Inc................        626,340
           11,200 T. Rowe Price Group Inc................        418,768
                                                          --------------
                                                              67,893,500
                                                          --------------

       Electric -- 3.7%
           13,211 Allegheny Energy, Inc..................        582,341
            8,000 Allete, Inc............................        209,280
            8,360 Alliant Energy Corp....................        253,977
           14,609 Ameren Corp.+..........................        602,621
           55,232 American Electric Power Co., Inc.+.....      2,527,969
            1,300 Aquila Inc.............................         33,865
           17,455 Black Hills Corp.......................        554,196
           16,943 CiNergy Corp.+.........................        545,565
           13,978 CMS Energy Corp.+......................        327,924
            9,400 Conectiv...............................        223,720
           22,600 Consolidated Edison, Inc.+.............        924,340
           17,453 Constellation Energy Group.............        523,939
           26,329 Dominion Resources, Inc................      1,657,411


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Large Capitalization Value Equity Investments
           -----------------------------------------------------------

             Shares               Security                 Value
           -----------------------------------------------------------

           Electric -- 3.7% (continued)
               13,491 DPL Inc......................... $      350,091
               18,279 DTE Energy Co.+.................        791,298
              107,984 Duke Energy Corp................      4,244,851
               34,674 Edison International............        471,913
               12,416 Energy East Corp................        261,481
               37,366 Entergy Corp....................      1,439,338
              264,450 Exelon Corp.....................     14,438,970
               23,845 FirstEnergy Corp.+..............        784,262
              104,970 FPL Group, Inc.+................      5,705,120
               11,989 GPU, Inc.+......................        457,740
                4,000 IDACORP, Inc....................        158,440
                7,200 MDU Resources Group, Inc.+......        205,056
              137,829 Mirant Corp.*+..................      3,948,801
               15,931 Niagara Mohawk Holdings Inc.....        277,837
               99,895 NiSource Inc.+..................      2,518,353
               15,121 Northeast Utilities.............        294,860
                  900 NRG Energy, Inc.*+..............         16,560
                5,641 NSTAR...........................        251,363
                8,300 OGE Energy Corp.+...............        182,185
               91,132 PG&E Corp.......................      1,494,565
                8,969 Pinnacle West Capital Corp......        400,107
               10,768 Potomac Electric Power Co.......        242,172
               15,526 PPL Corp........................        673,052
               21,906 Progress Energy, Inc............        913,261
               40,116 Public Service Enterprise Group+      1,857,371
                9,202 Puget Sound Energy, Inc.........        228,026
               42,164 Reliant Energy, Inc.+...........      1,267,450
               90,090 Reliant Resources Inc.*.........      1,772,971
               11,090 SCANA Corp......................        300,206
               72,687 The Southern Co.................      1,684,158
               14,450 TECO Energy, Inc................        414,571
               27,327 TXU Corp.+......................      1,297,486
               36,818 UtiliCorp United Inc.+..........      1,184,067
                7,445 Western Resources, Inc..........        135,499
               11,871 Wisconsin Energy Corp.+.........        286,091
               36,573 XCEL Energy, Inc................      1,002,100
                                                       --------------
                                                           60,918,820
                                                       --------------

           Electrical Components and Equipment -- 0.4%
               17,353 American Power Conversion Corp.*        239,992
                2,900 Capstone Turbine Corp.*.........         14,471
              117,359 Emerson Electric Co.............      6,290,442
                9,706 Energizer Holdings, Inc.*.......        171,505
                5,170 Hubbell Inc., Class B Shares....        150,602
               10,646 Molex Inc.......................        336,094
                                                       --------------
                                                            7,203,106
                                                       --------------

           Electronics -- 2.0%
               81,800 Agilent Technologies, Inc.*.....      2,167,700
               10,460 Arrow Electronics, Inc..........        280,223
               12,448 Avnet, Inc......................        299,748
                5,066 AVX Corp........................        107,146


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------------

    Shares                            Security                             Value
--------------------------------------------------------------------------------------

Electronics -- 2.0% (continued)
       207,668 Hewlett-Packard Co..................................... $    4,819,974
        23,548 Johnson Controls, Inc..................................      1,724,891
         9,100 KEMET Corp.*...........................................        165,620
       530,480 Motorola, Inc..........................................      9,230,352
        12,448 Parker-Hannifin Corp...................................        547,712
       202,145 PerkinElmer, Inc.......................................      6,484,812
         7,568 SCI Systems, Inc.*.....................................        185,416
       298,800 Solectron Corp.*+......................................      4,063,680
         9,500 Tektronix, Inc.........................................        185,630
        55,135 Thermo Electron Corp...................................      1,194,774
        62,727 Vishay Intertechnology, Inc.*+.........................      1,463,421
                                                                       --------------
                                                                           32,921,099
                                                                       --------------

Electronics - Semiconducters/Components -- 0.9%
        49,386 Advanced Micro Devices Inc.............................        669,180
       422,600 Agere Systems Inc.*....................................      2,155,260
         3,200 Amkor Technology, Inc.*................................         52,416
        21,600 Atmel Corp.............................................        207,144
         1,300 Cirrus Logic, Inc.*....................................         18,382
           600 Integrated Device Technology, Inc.*....................         18,654
       375,100 Koninklijke (Royal) Philips Electronics N.V., NY Shares     10,041,442
        29,700 Micron Technology, Inc.+...............................      1,117,017
         1,300 Vitesse Semiconductor Corp.*...........................         18,980
                                                                       --------------
                                                                           14,298,475
                                                                       --------------

Engineering and Construction -- 0.0%
         8,406 Fluor Corp.+...........................................        381,044
         2,000 Jacobs Engineering Group Inc...........................        117,240
                                                                       --------------
                                                                              498,284
                                                                       --------------

Entertainment -- 0.0%
         2,200 International Speedway Corp., Class A Shares...........         89,958
         2,252 Metro-Goldwyn-Mayer Inc.*..............................         38,284
         9,180 Six Flags, Inc.........................................        152,663
                                                                       --------------
                                                                              280,905
                                                                       --------------

Environmental Control -- 0.2%
         8,189 Allied Waste Industries Inc.*..........................        148,467
        18,156 Republic Services, Inc.*...............................        360,397
        66,500 Waste Management, Inc..................................      2,056,845
                                                                       --------------
                                                                            2,565,709
                                                                       --------------

Finance -- 3.0%
       139,826 American Express Co....................................      5,092,463
       307,138 Freddie Mac............................................     19,312,837
        34,127 Household International, Inc...........................      2,016,906
         2,000 Instinet Group Inc.*+..................................         23,620
       441,828 Morgan Stanley Dean Witter & Co........................     23,571,524
                                                                       --------------
                                                                           50,017,350
                                                                       --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Large Capitalization Value Equity Investments
      ---------------------------------------------------------------------

        Shares                    Security                      Value
      ---------------------------------------------------------------------

      Food -- 1.6%
          43,117 Albertson's, Inc.......................... $    1,508,664
          62,006 Archer-Daniels-Midland Co.................        832,736
          12,871 Campbell Soup Co..........................        362,833
         129,245 General Mills, Inc........................      5,730,723
          23,361 H.J. Heinz & Co...........................      1,055,450
          18,296 Hershey Foods Corp........................      1,179,725
           7,928 Hormel Foods Corp.........................        201,926
           7,930 IBP, Inc..................................        198,250
          15,206 Kellogg Co................................        486,440
         331,690 Kraft Foods Inc., Class A Shares+.........     10,697,003
          22,136 McCormick & Co., Inc......................      1,000,547
          50,465 Sara Lee Corp.............................      1,110,230
           5,500 Smithfield Foods, Inc.*...................        243,375
          13,399 SUPERVALU Inc.............................        281,111
          19,382 SYSCO Corp................................        543,084
             595 Tootsie Roll Industries, Inc..............         23,526
          11,762 Tyson Foods, Inc., Class A Shares+........        124,089
           1,778 Weis Markets, Inc.........................         53,358
           8,021 Winn-Dixie Stores, Inc.+..................        180,071
           9,620 Wm. Wrigley Jr. Co........................        482,347
                                                            --------------
                                                                26,295,488
                                                            --------------

      Forest Products and Paper -- 1.0%
           5,188 Boise Cascade Corp........................        190,400
           5,057 Bowater, Inc.+............................        239,904
           4,719 Georgia-Pacific Corp. (Timber Group)......        186,495
         118,241 Georgia-Pacific Group+....................      4,320,526
         205,793 International Paper Co.+..................      8,256,415
          10,486 The Mead Corp.+...........................        348,555
           4,986 Temple-Inland Inc.........................        290,983
           9,186 Westvaco Corp.............................        279,714
          22,830 Weyerhaeuser Co.+.........................      1,295,603
           9,819 Willamette Industries, Inc................        476,222
                                                            --------------
                                                                15,884,817
                                                            --------------

      Gas -- 0.2%
          14,568 KeySpan Corp..............................        470,546
           4,850 NICOR Inc.................................        187,986
          71,846 Sempra Energy.............................      1,946,308
           7,200 Vectren Corp..............................        147,600
                                                            --------------
                                                                 2,752,440
                                                            --------------

      Hand/Machine Tools -- 0.0%
           6,668 The Black & Decker Corp...................        262,252
           6,100 Snap-On Inc...............................        155,306
           8,660 The Stanley Works.........................        362,767
                                                            --------------
                                                                   780,325
                                                            --------------

      Health Equipment and Services -- 0.0%
           2,224 Universal Health Services, Class B Shares*        105,195
                                                            --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Large Capitalization Value Equity Investments
           ----------------------------------------------------------

             Shares              Security                 Value
           ----------------------------------------------------------

           Healthcare - Products -- 1.8%
                7,300 Apogent Technologies Inc.*..... $      175,492
                5,676 Bausch & Lomb Inc..............        206,436
               79,957 Baxter International Inc.......      4,125,781
               20,000 Beckman Coulter, Inc...........        914,400
              219,895 Becton, Dickinson & Co.........      7,900,827
               27,800 Boston Scientific Corp.*.......        530,980
                5,030 C. R. Bard, Inc................        290,986
                1,608 DENTSPLY International Inc.....         71,749
                4,758 Hillenbrand Industries, Inc....        258,359
              287,463 Johnson & Johnson..............     15,152,175
                  726 St. Jude Medical, Inc..........         49,949
                6,963 Zimmer Holdings, Inc.*.........        189,394
                                                      --------------
                                                          29,866,528
                                                      --------------

           Healthcare - Services -- 0.5%
               15,074 Aetna Inc.*....................        450,713
                9,700 Health Net Inc.*...............        183,039
               41,451 HEALTHSOUTH Corp.*.............        749,434
               18,100 Humana Inc.*...................        217,200
               32,014 Tenet Healthcare Corp..........      1,774,216
                3,677 Trigon Healthcare, Inc.*.......        238,086
               23,336 UnitedHealth Group Inc.........      1,588,248
               22,047 Wellpoint Health Networks Inc.*      2,347,565
                                                      --------------
                                                           7,548,501
                                                      --------------

           Home Furnishings -- 0.1%
                3,300 Ethan Allen Interiors Inc......        116,490
               20,908 Leggett & Platt, Inc...........        491,756
                2,737 Maytag Corp....................         84,108
                4,200 Mohawk Industries, Inc.*.......        187,320
                5,972 Whirlpool Corp.+...............        394,271
                                                      --------------
                                                           1,273,945
                                                      --------------

           Hospital Supplies and Services -- 0.4%
              147,913 Abbott Laboratories............      7,351,276
                                                      --------------

           Household Products/Wares -- 0.1%
                5,731 Avery Dennison Corp............        294,631
               18,400 The Clorox Co.+................        685,400
               16,288 Fortune Brands, Inc............        623,016
                                                      --------------
                                                           1,603,047
                                                      --------------

           Housewares -- 0.0%
               26,933 Newell Rubbermaid Inc.+........        616,766
                                                      --------------

           Insurance -- 6.0%
                3,435 21st Century Insurance Group...         65,643
              333,030 ACE Ltd........................     11,046,605
               28,936 AFLAC Inc......................        796,319
                  500 Alleghany Corp.*...............        108,150
                5,562 Allmerica Financial Corp.*.....        296,288


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Large Capitalization Value Equity Investments
     ----------------------------------------------------------------------

       Shares                    Security                       Value
     ----------------------------------------------------------------------

     Insurance -- 6.0% (continued)
        208,589 The Allstate Corp.......................... $    7,077,424
          9,640 Ambac Financial Group, Inc.................        570,688
          4,450 American Financial Group, Inc..............        104,219
        322,220 American International Group, Inc..........     25,197,621
          1,100 American National Insurance Inc............         86,801
         24,277 AON Corp...................................        901,891
         18,598 The Chubb Corp.............................      1,255,365
         40,232 CIGNA Corp.+...............................      3,620,880
         14,378 Cincinnati Financial Corp..................        575,120
          2,490 CNA Financial Corp.*+......................         69,122
         30,746 Conseco, Inc.+.............................        282,248
          2,072 Erie Indemnity Co., Class A Shares.........         74,882
          9,160 Fidelity National Financial, Inc...........        222,038
        202,110 The Hartford Financial Services Group, Inc.     13,096,728
          5,300 HCC Insurance Holdings Inc.................        133,666
         16,297 Jefferson-Pilot Corp.......................        758,136
         32,700 John Hancock Financial Services, Inc.+.....      1,306,365
          3,800 Leucadia National Corp.....................        124,298
          1,500 Liberty Financial Cos., Inc................         49,050
         43,721 Lincoln National Corp......................      2,179,929
         14,754 Loews Corp.................................        720,290
            700 Markel Corp.*..............................        129,444
        168,616 Marsh & McLennan Cos., Inc.................     15,664,426
         15,731 MBIA, Inc..................................        849,631
          2,700 Mercury General Corp.......................        106,110
         54,234 MetLife, Inc.+.............................      1,654,136
         33,017 MGIC Investment Corp.......................      2,307,888
          5,300 The MONY Group Inc.+.......................        185,500
          2,527 Nationwide Financial Services, Inc.........        113,968
         32,595 Old Republic International Corp............        875,176
          4,718 The PMI Group, Inc.........................        307,614
          6,739 The Progressive Corp.......................        871,151
          6,677 Protective Life Corp.......................        199,175
         31,200 Radian Group Inc...........................      1,251,432
          1,845 Reinsurance Group of America, Inc..........         68,081
         13,613 SAFECO Corp................................        409,479
         22,752 The St. Paul Cos., Inc.+...................        956,267
         13,331 Torchmark Corp.............................        563,101
          2,249 TransAtlantic Holdings, Inc................        164,964
          4,975 Unitrin, Inc...............................        183,080
         22,758 UnumProvident Corp.........................        637,679
            150 Wesco Financial Corp.......................         49,800
                                                            --------------
                                                                98,267,868
                                                            --------------

     Internet -- 0.1%
         12,700 Ariba Inc.*................................         28,956
         12,800 At Home Corp., Class A Shares*+............          5,376
         27,600 CMGI Inc.*.................................         49,128
          6,600 CNET Networks, Inc.*.......................         60,588
            800 DoubleClick Inc.*+.........................          6,424
         14,900 E*TRADE Group, Inc.*.......................         95,360
          4,100 EarthLink, Inc.*...........................         55,391
          5,961 Network Associates, Inc.*..................         94,482


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


  Large Capitalization Value Equity Investments
  ----------------------------------------------------------------------------

    Shares                       Security                          Value
  ----------------------------------------------------------------------------

  Internet -- 0.1% (continued)
       9,900 Openwave Systems Inc.*........................... $      158,796
      16,639 Riverstone Networks Inc.*........................        157,738
       2,300 RSA Security Inc.*...............................         44,252
       3,400 TD Waterhouse Group, Inc.*.......................         27,642
       1,762 Ticketmaster Group, Inc.*........................         28,809
      14,400 Vignette Corp.*..................................         98,352
      15,200 WebMD Corp.*.....................................         74,480
                                                               --------------
                                                                      985,774
                                                               --------------

  Iron/Steel -- 0.0%
      10,100 AK Steel Holding Corp.*..........................        131,502
       7,919 Allegheny Corp.*.................................        146,502
       8,222 Nucor Corp.......................................        399,589
       9,465 USX-U.S. Steel Group.............................        188,259
                                                               --------------
                                                                      865,852
                                                               --------------

  Leisure Time -- 0.5%
       9,323 Brunswick Corp...................................        203,148
       5,200 Callaway Golf Co.................................         94,224
     252,305 Carnival Corp....................................      7,892,100
       7,032 Galileo International, Inc.......................        218,695
                                                               --------------
                                                                    8,408,167
                                                               --------------

  Lodging -- 0.8%
       6,600 Extended Stay America, Inc.*.....................        108,834
      11,510 Harrah's Entertainment, Inc......................        328,956
      35,216 Hilton Hotels Corp.+.............................        447,595
       6,492 Mandalay Resort Group*...........................        161,521
      17,251 Marriott International, Inc., Class A Shares+....        756,456
      36,561 MGM Mirage Inc.+.................................      1,065,753
      28,513 Park Place Entertainment Corp.*..................        303,093
     298,872 Starwood Hotels & Resorts Worldwide, Inc.+.......     10,116,817
                                                               --------------
                                                                   13,289,025
                                                               --------------

  Machinery -- 0.6%
      36,495 Caterpillar Inc..................................      1,824,750
       3,600 Cummins Inc.+....................................        135,900
     134,006 Deere & Co.+.....................................      5,785,039
      20,011 Dover Corp.+.....................................        718,795
         300 Global Power Equipment Group Inc.*...............          4,284
      16,036 Ingersoll-Rand Co................................        650,581
       2,196 Kadant Inc.*.....................................         30,415
      16,551 Rockwell International Corp......................        265,644
                                                               --------------
                                                                    9,415,408
                                                               --------------

  Media -- 3.8%
       7,382 Adelphia Communications Corp., Class A Shares*+..        232,902
       9,000 AOL Time Warner Inc.*............................        336,150
     673,752 AT&T Corp. - Liberty Media Corp., Class A Shares*     10,241,030
       8,324 Belo Corp........................................        151,830
      13,311 Cablevision Systems Corp., Class A Shares*+......        530,711
      11,600 Charter Communications, Inc.*....................        234,320


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Value Equity Investments
--------------------------------------------------------------------------------

  Shares                         Security                            Value
--------------------------------------------------------------------------------

Media -- 3.8% (continued)
    29,390 Clear Channel Communications, Inc.+.................. $    1,477,435
    75,600 Comcast Corp., Class A Shares........................      2,769,228
     2,599 Dow Jones & Co., Inc.................................        142,633
     3,193 The E.W. Scripps Co.*................................        208,982
     3,100 Emmis Communications Corp., Class A Shares*+.........         74,338
     2,800 Entercom Communications Corp.*+......................        117,124
     2,400 Entravision Communications, Class A Shares*..........         29,112
    11,100 Fox Entertainment Group, Inc.*.......................        272,172
    28,073 Gannett Co., Inc.....................................      1,730,981
    11,200 Gemstar-TV Guide International, Inc.*................        332,192
     1,826 Hearst-Argyle Television, Inc.*......................         37,104
     4,500 Hispanic Broadcasting Corp.*+........................         92,880
     4,000 Hollinger International Inc..........................         52,200
     4,100 Insight Communications Co............................         93,439
     9,240 Knight Ridder, Inc.+.................................        559,944
     2,400 The McClathy Co., Class A Shares.....................        103,200
   160,322 The McGraw-Hill Cos., Inc............................      9,499,079
     2,802 Mediacom Communications Corp.*.......................         48,419
     4,100 Meredith Corp........................................        133,455
    27,153 The New York Times Co., Class A Shares...............      1,160,791
   244,798 The News Corp. Ltd.+.................................      6,793,142
     6,800 Radio One, Inc.*+....................................        104,108
    10,003 The Reader's Digest Association, Inc., Class A Shares        187,056
    20,157 Tribune Co...........................................        794,589
     5,708 USA Networks, Inc.*..................................        132,197
   100,722 Viacom Inc., Class B Shares*.........................      4,270,612
   768,254 The Walt Disney Co...................................     19,536,699
       401 The Washington Post Co., Class B Shares..............        229,974
     7,300 Westwood One, Inc....................................        208,050
                                                                 --------------
                                                                     62,918,078
                                                                 --------------

Medical Services -- 0.3%
       300 Aviron*..............................................          6,717
     2,600 DaVita Inc.*.........................................         53,690
    88,141 HCA-The Healthcare Co.+..............................      4,031,569
    14,614 Health Management Association*.......................        291,549
     3,100 Henry Schein, Inc.*..................................        112,592
    10,900 Manor Care, Inc.*....................................        306,617
     5,600 Triad Hospitals Inc.*................................        202,440
                                                                 --------------
                                                                      5,005,174
                                                                 --------------

Mining -- 0.7%
   270,320 Alcoa Inc............................................     10,304,598
    14,683 Homestake Mining Co..................................        121,575
    10,358 Newmont Mining Corp..................................        214,825
     8,413 Phelps Dodge Corp....................................        331,472
                                                                 --------------
                                                                     10,972,470
                                                                 --------------

Miscellaneous -- 0.2%
    12,838 Archstone Communities Trust..........................        346,626
    12,500 Boston Properties Inc................................        492,500


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Large Capitalization Value Equity Investments
        -----------------------------------------------------------------

          Shares                  Security                    Value
        -----------------------------------------------------------------

        Miscellaneous -- 0.2% (continued)
            33,963 Comerica, Inc......................... $    2,029,289
            30,200 Service Corp. International*..........        209,286
                                                          --------------
                                                               3,077,701
                                                          --------------

        Miscellaneous Manufacturing -- 2.1%
             9,296 Cooper Industries, Inc................        521,970
             5,572 Crane Co..............................        156,517
             1,500 Danaher Corp.+........................         83,355
            30,809 Eastman Kodak Co.+....................      1,376,238
            36,589 Eaton Corp............................      2,631,847
             2,441 FMC Corp..............................        152,538
           157,605 General Electric Co...................      6,458,653
            96,580 Illinois Tool Works Inc...............      6,037,216
            34,810 ITT Industries, Inc...................      1,571,672
            28,205 Minnesota Mining and Manufacturing Co.      2,936,141
            11,391 Pall Corp.............................        254,703
             4,644 Pentair, Inc..........................        174,150
            19,500 Precision Castparts Corp..............        669,630
             3,116 SPX Corp.+............................        362,235
             3,600 Teleflex Inc..........................        177,120
            12,804 Textron, Inc..........................        670,802
           185,336 Tyco International Ltd................      9,628,205
                                                          --------------
                                                              33,862,992
                                                          --------------

        Natural Gas -- 1.3%
           650,884 Williams Cos., Inc....................     21,186,274
                                                          --------------

        Office/Business Equipment -- 0.4%
           143,940 Pitney Bowes Inc......................      6,259,951
            76,017 Xerox Corp............................        699,356
                                                          --------------
                                                               6,959,307
                                                          --------------

        Office Furnishings -- 0.0%
             6,300 HON INDUSTRIES Inc....................        152,649
             7,841 Steelcase Inc.........................        107,422
                                                          --------------
                                                                 260,071
                                                          --------------

        Oil and Gas -- 7.9%
            15,838 Amerada Hess Corp.....................      1,230,771
             9,792 Apache Corp.+.........................        459,539
           322,300 BP PLC ADR............................     16,398,624
            13,262 Burlington Resources Inc.+............        503,956
           102,008 Chevron Corp.+........................      9,257,226
           431,575 Conoco Inc., Class B Shares+..........     12,783,252
            12,702 Devon Energy Corp.+...................        587,722
             2,176 Diamond Offshore Drilling, Inc.+......         60,710
             3,196 ENSCO International Inc...............         58,295
             3,104 EOG Resources, Inc.+..................         98,148
         1,755,596 Exxon Mobil Corp.++...................     70,487,179
             1,300 Forest Oil Corp.......................         34,398
             2,806 Global Marine Inc.....................         40,406
             5,400 Helmerich & Payne, Inc................        165,024


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Large Capitalization Value Equity Investments
           -----------------------------------------------------------

             Shares               Security                 Value
           -----------------------------------------------------------

           Oil and Gas -- 7.9% (continued)
               32,836 Kerr-McGee Corp................. $    1,917,951
                2,400 Louis Dreyfus Natural Gas Corp.*         79,800
                1,800 Marine Drilling Cos., Inc.*.....         23,220
                  545 Murphy Oil Corp.+...............         41,148
                  400 Newfield Exploration Co.*.......         13,184
                5,968 Noble Affiliates, Inc...........        201,420
                2,048 Noble Drilling Corp.*...........         55,706
               39,374 Occidental Petroleum Corp.......      1,083,572
                7,440 Ocean Energy Inc................        140,244
               66,761 Phillips Petroleum Co.+.........      3,838,758
               10,400 Pioneer Natural Resources Co....        182,000
                3,700 Pogo Producing Co...............         88,393
                4,300 Pride International, Inc.*......         56,330
                1,912 Rowan Cos., Inc.................         29,732
                8,462 Sunoco, Inc.....................        320,117
               58,577 Texaco Inc......................      4,079,888
               35,334 Tosco Corp......................      1,639,498
               59,863 Ultramar Diamond Shamrock Corp.+      3,091,325
               25,871 Unocal Corp.....................        913,246
                6,500 Valero Energy Corp..............        269,750
                                                       --------------
                                                          130,230,532
                                                       --------------

           Oil and Gas Services -- 2.1%
              395,635 Baker Hughes Inc................     13,032,217
               61,400 Cooper Cameron Corp.*+..........      2,655,550
                6,700 Global Industries, Ltd.*........         54,069
                9,300 Grant Prideco, Inc.*............         97,278
               96,700 Halliburton Co.+................      2,694,062
              144,085 Schlumberger Ltd................      7,060,165
                2,990 Tidewater Inc...................         93,019
              311,762 USX Marathon Group Inc..........      9,823,620
                2,300 Varco International, Inc.*......         34,914
                3,100 Weatherford International, Inc.*        103,137
                                                       --------------
                                                           35,648,031
                                                       --------------

           Packaging and Containers -- 0.1%
                5,272 Bemis Co., Inc..................        230,703
                4,800 Packaging Corp. of America*.....         88,224
               16,900 Pactiv Corp.*...................        268,372
                  500 Sealed Air Corp.*...............         20,090
               18,268 Smurfit-Stone Container Corp.*..        315,306
               10,099 Sonoco Products Co..............        262,170
                                                       --------------
                                                            1,184,865
                                                       --------------

           Pet Products -- 0.0%
               14,619 Ralston-Ralston Purina Group....        477,749
                                                       --------------

           Pharmaceuticals -- 4.6%
              255,090 American Home Products Corp.....     14,285,040
                4,144 AmerisourceBergen Corp.*........        267,039
              206,665 Bristol-Myers Squibb Co.........     11,602,173
                  400 Cephalon, Inc.*+................         23,688
               17,900 Eli Lilly & Co..................      1,389,577


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    Large Capitalization Value Equity Investments
    ------------------------------------------------------------------------

      Shares                     Security                        Value
    ------------------------------------------------------------------------

    Pharmaceuticals -- 4.6% (continued)
         4,148 ICN Pharmaceuticals, Inc.+................... $      122,159
           900 Medicis Pharmaceutical Corp., Class A Shares*         44,199
       140,643 Merck & Co., Inc.............................      9,155,859
         8,240 Mylan Laboratories Inc.......................        271,838
         7,600 Omnicare, Inc................................        181,792
       429,680 Pfizer Inc...................................     16,461,041
       457,134 Pharmacia Corp...............................     18,102,506
           800 Sepracor Inc.*...............................         34,160
        75,200 Watson Pharmaceutical, Inc.*.................      4,218,720
                                                             --------------
                                                                 76,159,791
                                                             --------------

    Pipelines -- 0.9%
         1,800 Dynegy Inc., Class A Shares..................         75,906
       215,492 EL Paso Corp.................................     10,470,756
        56,621 Enron Corp...................................      1,981,169
        26,900 Equitable Resources, Inc.....................        860,800
         6,033 Kinder Morgan, Inc.+.........................        335,435
         4,217 National Fuel Gas Co.........................        201,615
         8,020 Questar Corp.................................        181,573
                                                             --------------
                                                                 14,107,254
                                                             --------------

    Real Estate Investment Trusts -- 0.6%
         5,100 Allied Capital Corp..........................        120,360
         7,427 AMB Property Corp............................        190,354
         7,033 Apartment Investment & Management Co.........        337,584
         6,100 Arden Realty, Inc............................        162,260
        11,465 AvalonBay Communities, Inc...................        578,868
         6,200 CarrAmerica Realty Corp......................        199,516
        10,000 Catellus Development Corp.*..................        184,000
         9,460 Crescent Real Estate Equities Co.............        222,783
        13,673 Duke-Weeks Realty Corp.......................        345,517
        61,946 Equity Office Properties Trust...............      1,987,847
        24,247 Equity Residential Properties Trust..........      1,428,391
         5,584 General Growth Properties, Inc.+.............        212,136
         5,500 Health Care Property Investors, Inc..........        195,030
         6,000 Hospitality Properties Trust.................        171,120
        24,349 Host Marriott Corp...........................        311,667
         9,300 iStar Financial Inc..........................        250,449
         5,833 Kimco Realty Corp............................        279,809
         7,463 Liberty Property Trust.......................        227,622
         4,568 Mack-Cali Realty Corp........................        132,015
         9,300 New Plan Excel Realty Trust..................        164,145
         5,400 Plum Creek Timber Co. Inc.+..................        159,462
        13,188 ProLogis Trust...............................        290,004
         9,582 Public Storage, Inc..........................        317,739
         6,121 The Rouse Co.................................        175,061
         7,600 Security Capital Group Inc., Class B Shares*.        157,700
             0 Senior Housing Properties Trust..............              3
        13,251 Simon Property Group, Inc....................        388,254
         3,007 The St. Joe Co...............................         81,941
         6,925 Vornado Realty Trust.........................        277,762
                                                             --------------
                                                                  9,549,399
                                                             --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Large Capitalization Value Equity Investments
      --------------------------------------------------------------------

        Shares                   Security                      Value
      --------------------------------------------------------------------

      Restaurants -- 0.9%
          56,280 Darden Restaurants, Inc.................. $    1,610,734
         389,667 McDonald's Corp..........................     11,701,700
           6,514 Outback Steakhouse, Inc.*................        190,535
          34,213 Tricon Global Restaurants, Inc.*.........      1,458,158
           9,689 Wendy's International, Inc...............        275,071
                                                           --------------
                                                               15,236,198
                                                           --------------

      Retail -- 2.0%
          27,486 AutoNation, Inc.*........................        295,749
           5,177 AutoZone, Inc.*+.........................        239,177
           4,200 Barnes & Noble, Inc.*....................        169,974
          11,363 Big Lots, Inc............................        120,448
           2,600 Blockbuster Inc., Class A Shares.........         55,796
           8,500 Borders Group, Inc.,*....................        197,710
           8,497 Brinker International, Inc.*.............        226,020
          20,784 Circuit City Stores -- Circuit City Group        347,093
          42,833 Costco Wholesale Corp....................      1,602,383
         172,200 CVS Corp.................................      6,218,142
         140,571 Federated Department Stores, Inc.*.......      5,104,133
         205,900 The Gap, Inc.,...........................      4,045,935
          27,964 J.C. Penney Co., Inc.....................        671,136
          52,115 Kmart Corp. +............................        523,235
          96,194 The Limited, Inc.........................      1,356,335
          31,813 May Department Stores Co.................      1,070,507
           3,800 The Neiman Marcus Group, Inc.............        120,878
          11,157 Nordstrom, Inc...........................        223,698
          31,607 Office Depot, Inc.*+.....................        439,337
           2,400 Payless ShoeSource, Inc.*................        139,848
         180,600 RadioShack Corp..........................      4,226,040
          15,826 Rite Aid Corp.+..........................        125,658
           8,510 Ross Stores, Inc.........................        249,343
          12,866 Saks Inc.*...............................        134,450
          31,442 Sears, Roebuck & Co......................      1,344,146
          11,600 Staples, Inc.*...........................        174,580
          12,200 The Talbots, Inc.........................        452,864
          69,206 Target Corp..............................      2,397,988
          21,115 Toys "R" Us, Inc.*.......................        505,282
          14,100 Venator Group, Inc.*.....................        253,095
                                                           --------------
                                                               33,030,980
                                                           --------------

      Savings and Loans -- 0.3%
           4,900 Astoria Financial Corp...................        289,100
          14,595 Banknorth Group, Inc.....................        321,090
          22,705 Charter One Financial, Inc...............        662,986
          26,759 Dime Bancorp, Inc........................        350,267
           7,761 Golden State Bancorp Inc.+...............        232,985
          13,627 Golden West Financial Corp...............        788,594
           9,124 GreenPoint Financial Corp................        359,668
           4,600 Hudson City Bancorp, Inc.................        104,604
           2,600 People's Bank............................         64,714
           9,750 Roslyn Bancorp, Inc......................        183,690
          76,261 Sovereign Bancorp, Inc...................        844,972


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Large Capitalization Value Equity Investments
     ----------------------------------------------------------------------

       Shares                    Security                       Value
     ----------------------------------------------------------------------

     Savings and Loans -- 0.3% (continued)
          6,100 Washington Federal, Inc.................... $      151,402
          5,200 Webster Financial Corp.....................        169,104
                                                            --------------
                                                                 4,523,176
                                                            --------------

     Semiconductors -- 0.4%
         15,000 Conexant Systems, Inc......................        178,650
          4,700 Cypress Semiconductor Corp.*...............        101,567
        278,200 LSI Logic Corp.*+..........................      5,633,550
         12,100 National Semiconductor Corp.*+.............        399,905
                                                            --------------
                                                                 6,313,672
                                                            --------------

     Soap and Toiletries -- 0.1%
         55,200 Gillette Co................................      1,691,880
                                                            --------------

     Software -- 3.1%
          7,900 Acxiom Corp.*+.............................        100,646
          4,967 Autodesk, Inc..............................        190,435
        132,200 BMC Software, Inc.*........................      2,115,200
        205,960 Cadence Design Systems, Inc.*..............      4,527,001
         13,600 Ceridian Corp.*............................        264,520
            300 Cerner Corp.*..............................         14,547
        529,903 Compaq Computer Corp.......................      6,544,302
        206,740 Computer Associates International, Inc.....      6,419,277
        327,003 Computer Sciences Corp.....................     12,295,313
         16,900 Compuware Corp.*...........................        206,349
            486 DST Systems, Inc.*.........................         23,255
        273,386 Electronic Data Systems Corp.+.............     16,124,306
         11,400 First Data Corp............................        750,690
         25,563 Intuit Inc.*...............................        965,770
          5,843 The Reynolds & Reynolds Co., Class A Shares        145,491
          1,700 Sybase, Inc.*..............................         23,409
            800 TIBCO Software Inc.*.......................          6,856
         32,000 Unisys Corp................................        378,240
                                                            --------------
                                                                51,095,607
                                                            --------------

     Telecommunications -- 8.1%
          7,200 Acterna Corp.*.............................         30,024
         57,048 ADC Telecommunications, Inc.*..............        249,300
          4,400 Advanced Fibre Communication, Inc.*+.......        106,700
          1,800 Allegiance Telecom, Inc.*..................         22,374
         33,243 Alltel Corp................................      1,928,094
          9,849 American Tower Corp., Class A Shares+......        142,515
        792,034 AT&T Corp..................................     15,080,327
         49,124 AT&T Wireless Group*.......................        761,422
        247,400 Avaya Inc.*................................      2,810,464
        253,698 BellSouth Corp.............................      9,462,935
         23,200 Broadwing Inc.*............................        416,672
         14,948 CenturyTel, Inc............................        523,927
         14,360 Citizens Communications Co.................        154,370
         85,313 Corning Inc.*+.............................      1,024,609
         20,310 Cox Communications, Inc.*+.................        807,526
         11,142 Crown Castle International Corp.*..........        113,537


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Large Capitalization Value Equity Investments
     ----------------------------------------------------------------------

       Shares                    Security                       Value
     ----------------------------------------------------------------------

     Telecommunications -- 8.1% (continued)
         38,124 Enterasys Networks, Inc.*.................. $      386,959
         38,429 General Motors Corp., Class H Shares.......        716,701
          5,775 Harris Corp................................        169,381
          4,900 Infonet Services Corp., Class B Shares*+...         13,720
            300 Inrange Technologies Corp.*................          2,520
         91,300 JDS Uniphase Corp.*........................        643,665
         17,500 Level 3 Communications, Inc.*+.............         66,850
        463,694 Lucent Technologies Inc.*+.................      3,162,393
         57,600 McLeodUSA Inc.*+...........................         72,000
         45,300 Metromedia Fiber Network, Inc.*+...........         33,975
          2,900 Nextel Partners, Inc., Class A Shares*.....         29,725
         18,100 NTL Inc.*+.................................         89,776
          3,800 ONI Systems Corp.*.........................         52,820
          2,177 PanAmSat Corp.*............................         64,613
        104,671 Qwest Communications International Inc.....      2,250,426
        864,999 SBC Communications Inc.....................     35,387,109
        144,900 Scientific-Atlanta, Inc....................      2,976,246
        408,868 Sprint Corp. (FON Group)...................      9,542,978
          8,100 Sycamore Networks, Inc.*...................         45,441
          3,684 TeleCorp PCS, Inc.,*.......................         49,734
          2,478 Telephone & Data Systems, Inc..............        255,854
            300 Tellium, Inc.*+............................          2,925
          1,113 U.S. Cellular Corp.*.......................         57,598
         24,040 UTStarcom, Inc.*...........................        402,670
        696,430 Verizon Communications Inc.................     34,821,500
         60,921 Williams Communications Group, Inc.*.......        100,520
        776,785 WorldCom, Inc.*+...........................      9,989,608
                                                            --------------
                                                               135,022,503
                                                            --------------

     Tobacco -- 1.7%
        568,433 Philip Morris Cos., Inc....................     26,943,724
         10,768 R.J. Reynolds Tobacco Holdings, Inc.+......        621,852
                                                            --------------
                                                                27,565,576
                                                            --------------

     Toys/Games/Hobbies -- 0.1%
         15,156 Hasbro, Inc................................        262,805
         75,720 Mattel, Inc................................      1,362,202
                                                            --------------
                                                                 1,625,007
                                                            --------------

     Transportation -- 0.7%
         41,672 Burlington Northern Santa Fe Corp..........      1,129,728
          5,200 CNF Inc....................................        156,156
         22,652 CSX Corp...................................        800,522
         48,516 FedEx Corp.*...............................      2,042,524
          6,600 Kansas City Southern Industries, Inc.+.....        165,528
         40,917 Norfolk Southern Corp......................        761,875
        123,724 Union Pacific Corp.+.......................      6,590,777
          5,200 United Parcel Service, Inc., Class B Shares        287,195
                                                            --------------
                                                                11,934,305
                                                            --------------

     Trucking and Leasing -- 0.0%
          4,385 GATX Corp..................................        172,155
                                                            --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


  Large Capitalization Value Equity Investments
  -----------------------------------------------------------------------------

  Shares                         Security                           Value
  -----------------------------------------------------------------------------

  Water -- 0.0%
       8,234 American Water Works Co., Inc..................... $      283,250
                                                                --------------
             TOTAL COMMON STOCK(Cost -- $1,492,003,746)........  1,594,583,956
                                                                --------------

     Face
    Amount
  -----------
  SHORT-TERM INVESTMENTS -- 3.3%

  U.S. TREASURY OBLIGATIONS -- 0.2%
  $3,650,000 U.S. Treasury Bills, 3.375% due 9/27/01++ (Cost
              -- $3,640,903)...................................      3,640,903
                                                                --------------

  REPURCHASE AGREEMENTS -- 3.1%
   2,817,000 J.P. Morgan Chase & Co., 3.630% due 9/4/01;
              Proceeds at maturity -- $2,818,136; (Fully
              collateralized by U.S. Treasury Notes, Bonds and
              Strips, 0.000% to 11.250% due 1/15/09 to 8/15/28;
             Market value -- $2,857,742).......................      2,817,000
  48,201,000 Morgan Stanley Dean Witter & Co., 3.630% due
              9/4/01; Proceeds at maturity -- $48,220,441;
              (Fully collateralized by U.S. Treasury Notes and
              Bonds, 6.375% due 4/30/02 to 8/15/02;
             Market value -- $48,411,427)......................     48,201,000
                                                                --------------
             TOTAL REPURCHASE AGREEMENTS
             (Cost -- $51,018,000).............................     51,018,000
                                                                --------------
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $54,658,903).............................     54,658,903
                                                                --------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $1,546,662,649**)........................ $1,649,242,859
                                                                ==============

--------
 +All or a portion of this security is on loan (See Note 13).
 *Non-income producing security.
 ++Security has been segregated for futures contracts commitments. **Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Large Capitalization Growth Investments
         --------------------------------------------------------------

         Shares                  Security                   Value
         --------------------------------------------------------------
         COMMON STOCK -- 99.0%

         Advertising -- 0.2%
             4,849 Catalina Marketing Corp.*........... $      159,193
               322 Harte-Hanks, Inc....................          7,676
            44,467 The Interpublic Group of Cos., Inc.+      1,204,166
            24,428 Omnicom Group Inc.+.................      1,900,254
                                                        --------------
                                                             3,271,289
                                                        --------------

         Aerospace/Defense -- 0.3%
            55,757 The Boeing Co.......................      2,854,758
             2,580 L-3 Communications Holdings, Inc.*..        173,118
             1,500 Newport News Shipbuilding Inc.......         98,790
             3,374 Rockwell Collins....................         68,560
            21,800 United Technologies Corp............      1,491,120
                                                        --------------
                                                             4,686,346
                                                        --------------

         Agriculture -- 0.4%
           121,800 Philip Morris Cos., Inc.............      5,773,320
             9,645 UST, Inc.+..........................        318,285
                                                        --------------
                                                             6,091,605
                                                        --------------

         Airlines -- 0.6%
             3,000 Northwest Airlines Corp.*...........         63,240
             5,000 SkyWest, Inc........................        159,200
           537,850 Southwest Airlines Co...............      9,622,136
             2,200 US Airways Group, Inc...............         27,940
                                                        --------------
                                                             9,872,516
                                                        --------------

         Apparel -- 0.0%
             5,800 Coach, Inc.*........................        210,540
             1,400 Columbia Sportswear Co.*............         45,724
            10,521 Jones Apparel Group, Inc.*..........        335,620
               591 NIKE Inc., Class B Shares...........         29,550
             2,700 The Timberland Co...................         90,882
                                                        --------------
                                                               712,316
                                                        --------------

         Banks -- 0.4%
            38,000 The Bank of New York Co., Inc.......      1,508,600
             4,117 BB&T Corp...........................        151,423
               800 Commerce Bancorp, Inc...............         54,040
            50,666 Fifth Third Bancorp.................      2,953,828
             4,200 Investors Financial Services Corp...        269,010
            13,100 Northern Trust Corp.................        742,770
            19,138 State Street Corp.+.................        929,342
            25,020 Synovus Financial Corp..............        770,616
                                                        --------------
                                                             7,379,629
                                                        --------------

         Beverages -- 2.6%
            51,372 Anheuser-Busch Cos., Inc............      2,211,051
           449,396 The Coca-Cola Co....................     21,872,103
             7,248 Coca-Cola Enterprises Inc...........        109,952


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    Large Capitalization Growth Investments
    ------------------------------------------------------------------------

    Shares                       Security                        Value
    ------------------------------------------------------------------------

    Beverages -- 2.6% (continued)
          100 Constellation Brands, Inc., Class A Shares*... $        4,235
       10,393 The Pepsi Bottling Group, Inc.+...............        458,851
      396,696 PepsiCo, Inc..................................     18,644,712
                                                             --------------
                                                                 43,300,904
                                                             --------------

    Biotechnology -- 6.0%
        5,100 Affymetrix, Inc.*.............................        110,670
      714,588 Amgen, Inc....................................     45,948,008
        3,300 Aviron*.......................................         73,887
      295,979 Biogen, Inc.*.................................     17,865,292
       11,551 Chiron Corp.*+................................        538,508
        5,400 CuraGen Corp.*................................        110,106
        5,500 Enzon, Inc.*+.................................        351,120
      435,000 Genetech, Inc.*...............................     19,966,500
      177,638 Genzyme Corp. -- Genzyme Biosurgery Division*+     10,061,417
       16,600 Human Genome Sciences, Inc.*+.................        745,008
        5,848 ICOS Corp.*...................................        340,938
       14,400 IDEC Pharmaceuticals Corp.*+..................        853,488
       42,000 Immunex Corp.*................................        729,960
        5,400 Inhale Therapeutic Systems, Inc.*.............         78,462
        6,900 Invitrogen Corp.*+............................        469,407
       28,700 Millennium Pharmaceuticals, Inc.*.............        789,250
        3,100 Myriad Genetics, Inc.*........................        135,160
        5,800 Protein Design Labs, Inc.*+...................        340,982
                                                             --------------
                                                                 99,508,163
                                                             --------------

    Building Materials -- 0.0%
        7,300 American Standard Cos., Inc.*+................        509,905
        1,300 Vulcan Materials Co...........................         62,413
                                                             --------------
                                                                    572,318
                                                             --------------

    Chemicals -- 0.1%
        3,200 Cabot Microelectronics Corp.*.................        224,160
       15,502 Ecolab Inc....................................        621,320
        5,900 Solutia Inc...................................         81,479
                                                             --------------
                                                                    926,959
                                                             --------------

    Coal -- 0.0%
        1,900 Arch Coal, Inc................................         34,580
        2,600 CONSOL Energy, Inc............................         67,600
        1,000 Peabody Energy Corp...........................         28,400
                                                             --------------
                                                                    130,580
                                                             --------------

    Commercial Services -- 2.4%
       11,493 Apollo Group, Inc., Class A Shares*...........        452,479
       30,500 Caremark Rx, Inc.*+...........................        532,835
      458,841 Cendant Corp.+................................      8,750,098
      142,293 Concord EFS, Inc.*+...........................      7,466,114
       22,578 Convergys Corp.*+.............................        633,764
        7,571 DeVry, Inc.*..................................        248,556
       18,920 Equifax, Inc..................................        492,488
        9,600 Exult Inc.*...................................        134,400


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    Large Capitalization Growth Investments
    ------------------------------------------------------------------------

    Shares                       Security                        Value
    ------------------------------------------------------------------------

    Commercial Services -- 2.4% (continued)
       11,500 First Health Group Corp.*..................... $      322,000
       10,728 H&R Block, Inc................................        417,426
        3,100 Iron Mountain, Inc.*..........................        132,215
        9,400 KPMG Consulting Inc.*.........................        138,462
        5,104 McKesson HBOC, Inc.+..........................        200,332
       18,100 Moody's Corp..................................        622,459
      497,208 Paychex, Inc.+................................     18,431,501
        5,100 Pharmaceutical Product Development, Inc.*.....        153,816
        1,500 Quanta Services, Inc.*+.......................         26,985
        6,894 Quintiles Transnational Corp.*................        120,714
       20,370 Robert Half International Inc.................        507,009
          700 United Rentals, Inc.*.........................         16,275
        1,050 University of Phoenix Online*.................         29,400
        1,785 Viad Corp.....................................         46,945
                                                             --------------
                                                                 39,876,273
                                                             --------------

    Computers -- 4.5%
        5,027 Affiliated Computer Services, Class A Shares*+        411,058
        7,162 The Bisys Group, Inc.*+.......................        414,680
       28,340 Brocade Communications Systems, Inc.*+........        681,577
       32,870 Cadence Design Systems, Inc.*.................        722,483
    1,788,964 Dell Computer Corp.*..........................     38,248,050
        8,294 DST Systems, Inc.*............................        396,868
       55,634 Electronic Data Systems Corp.+................      3,281,293
      290,972 EMC Corp......................................      4,498,427
        1,474 Gateway, Inc.*................................         13,222
      157,800 International Business Machine Corp...........     15,780,000
        8,500 Jack Henry & Associates, Inc..................        217,600
       16,959 Lexmark International, Inc.*..................        882,716
        4,900 Maxtor Corp.*.................................         29,547
        2,562 McData Corp.*.................................         36,585
        8,400 Mentor Graphics Corp..........................        138,600
        1,558 NCR Corp.*....................................         58,970
       52,418 Palm, Inc.*...................................        187,656
       17,076 Redback Networks, Inc.*.......................         69,670
        5,100 SanDisk Corp.*................................        104,601
        5,400 Storage Technology Corp.......................         77,220
        7,600 StorageNetworks, Inc.*........................         42,180
      429,400 Sun Microsystems, Inc.*.......................      4,916,630
       35,434 SunGard Data Systems Inc.*....................        838,014
        8,069 Synopsys, Inc.*...............................        372,304
        2,299 Unisys Corp...................................         27,174
       52,390 VERITAS Software Corp.*+......................      1,504,641
                                                             --------------
                                                                 73,951,766
                                                             --------------

    Cosmetics/Personal Care -- 0.5%
       56,026 Colgate-Palmolive Co..........................      3,033,808
       11,684 The Estee Lauder Cos., Inc., Class A Shares...        453,923
       70,691 The Gillette Co...............................      2,166,679
       11,200 Kimberly-Clark Corp...........................        694,960
       33,100 The Procter & Gamble Co.......................      2,454,365
                                                             --------------
                                                                  8,803,735
                                                             --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    Large Capitalization Growth Investments
    -------------------------------------------------------------------------

    Shares                       Security                         Value
    -------------------------------------------------------------------------

    Distribution/Wholesale -- 0.0%
        3,843 Fastenal Corp.+................................ $      252,677
          835 Ingram Micro, Inc., Class A Shares*............         12,525
        1,261 Tech Data Corp.*...............................         51,575
                                                              --------------
                                                                     316,777
                                                              --------------

    Diversified Financial Services -- 4.6%
       13,433 American Express Co............................        489,230
        9,800 AmeriCredit Corp.*+............................        452,368
        1,800 Blackrock, Inc.*...............................         68,490
       27,449 Capital One Financial Corp.+...................      1,526,439
       68,400 Citigroup Inc..................................      3,129,300
        7,700 Eaton Vance Corp.+.............................        254,870
       19,200 Fannie Mae.....................................      1,463,232
       10,428 Federated Investors, Inc., Class B Shares......        296,677
       69,300 Freddie Mac....................................      4,357,584
      101,330 The Goldman Sachs Group, Inc.+.................      8,116,533
       18,800 Household International, Inc...................      1,111,080
        1,490 Instinet Group Inc.*+..........................         17,597
        4,200 Investment Technology Group, Inc...............        243,558
          300 John Nuveen Co.................................         19,623
        7,328 Knight Trading Group, Inc., Class A Shares*+...         76,211
        5,600 LaBranche & Co., Inc.*.........................        147,056
      177,890 Lehman Brothers Holdings Inc...................     11,678,478
       94,315 MBNA Corp......................................      3,278,389
        4,400 Metris Cos., Inc.+.............................        119,680
        7,900 Morgan Stanley Dean Witter & Co................        421,465
        4,500 Neuberger Berman Inc...........................        196,740
      414,788 Providian Financial Corp.+.....................     16,201,619
      700,862 Stilwell Financial, Inc........................     20,044,653
       21,468 USA Education Inc.+............................      1,700,480
        9,446 Waddell & Reed Financial, Inc., Class A Shares+        296,415
                                                              --------------
                                                                  75,707,767
                                                              --------------

    Electric -- 0.3%
       56,358 The AES Corp.+.................................      1,866,577
          200 Black Hills Corp...............................          6,350
       39,364 Calpine Corp.*+................................      1,299,799
       29,000 Mirant Corp.*+.................................        830,850
        5,500 NRG Energy, Inc.*+.............................        101,200
        4,038 Orion Power Holdings, Inc.*....................         96,306
                                                              --------------
                                                                   4,201,082
                                                              --------------

    Electrical Components and Equipment -- 0.0%
        4,800 Capstone Turbine Corp.*........................         23,952
        5,275 Molex, Inc.....................................        166,532
        7,800 Power-One, Inc.*...............................         85,098
                                                              --------------
                                                                     275,582
                                                              --------------

    Electronics -- 1.1%
       20,800 Agilent Technologies, Inc.*....................        551,200
        5,500 Amphenol Corp., Class A Shares*+...............        222,365
       27,888 Applera Corp. -- Applied Biosystems Group......        697,479


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Large Capitalization Growth Investments
     ----------------------------------------------------------------------

     Shares                      Security                       Value
     ----------------------------------------------------------------------

     Electronics -- 1.1% (continued)
           700 AVX Corp.................................... $       14,805
       208,320 Celestica Inc.*+............................      7,582,848
       233,570 Flextronics International Ltd.*+............      5,124,526
         9,850 Gentex Corp.*...............................        294,515
        19,580 Jabil Circuit, Inc.*+.......................        452,494
         4,100 Mettler-Toledo International Inc.*..........        187,657
         6,236 Millipore Corp..............................        395,674
        12,600 PerkinElmer, Inc............................        404,208
        42,268 Sanmina Corp.*+.............................        761,247
         9,138 SCI Systems, Inc.*..........................        223,881
        66,480 Solectron Corp.*+...........................        904,128
        29,906 Symbol Technologies, Inc.+..................        403,731
        17,246 Waters Corp.*...............................        571,360
                                                            --------------
                                                                18,792,118
                                                            --------------

     Energy - Alternate Sources -- 0.0%
         1,500 Plug Power Inc.*+...........................         14,955
                                                            --------------

     Engineering and Construction -- 0.0%
           400 Jacobs Engineering Group Inc................         23,448
                                                            --------------

     Entertainment -- 0.1%
         9,765 International Game Technology+..............        522,623
           967 International Speedway Corp., Class A Shares         39,541
         5,400 Macrovision Corp.*..........................        235,494
         1,800 Metro-Goldwyn-Mayer Inc.*...................         30,600
                                                            --------------
                                                                   828,258
                                                            --------------

     Environmental Control -- 0.0%
         7,600 Allied Waste Industries, Inc.*..............        137,788
                                                            --------------

     Food -- 1.9%
        12,978 Campbell Soup Co............................        365,850
        17,100 H.J. Heinz Co...............................        772,578
         2,100 Hershey Foods Corp..........................        135,408
        12,877 Kellogg Co..................................        411,935
       194,620 Kraft Foods, Inc.+..........................      6,276,495
       326,964 The Kroger Co.+.............................      8,703,782
         2,800 McCormick & Co., Inc........................        126,560
        17,500 Ralston Purina Co...........................        571,900
        63,051 Safeway Inc.*...............................      2,844,231
        46,655 Sara Lee Corp...............................      1,026,410
       311,222 SYSCO Corp..................................      8,720,441
         2,100 Tootsie Roll Industries, Inc................         83,034
         6,400 Whole Foods Market, Inc.*...................        225,216
           700 Winn-Dixie Stores, Inc.+....................         15,715
         8,600 Wm. Wrigley Jr. Co..........................        431,204
                                                            --------------
                                                                30,710,759
                                                            --------------

     Forest Products and Paper -- 0.0%
         4,800 Georgia-Pacific Group.......................        189,696
         1,000 Willamette Industries, Inc..................         48,500
                                                            --------------
                                                                   238,196
                                                            --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


  Large Capitalization Growth Investments
  -----------------------------------------------------------------------------

  Shares                         Security                           Value
  -----------------------------------------------------------------------------

  Hand/Machine Tools -- 0.0%
      2,500 Black & Decker Corp................................ $       98,325
                                                                --------------

  Healthcare -- 4.4%
      4,915 Apogent Technologies Inc.*.........................        118,157
    257,800 Baxter International Inc...........................     13,302,480
      5,568 Beckman Coulter, Inc...............................        254,569
     35,375 Biomet, Inc........................................        977,397
      7,004 Boston Scientific Corp.*...........................        133,776
      5,100 Community Health Systems, Inc.*....................        159,375
     15,100 Cytyc Corp.*+......................................        365,873
      7,700 DaVita, Inc.*......................................        159,005
      4,100 DENTSPLY International, Inc........................        182,942
     40,533 Guidant Corp.......................................      1,464,052
    163,260 HCA Inc.+..........................................      7,467,512
     14,214 Health Management Associates, Inc., Class A Shares*        283,569
        500 Henry Schein, Inc..................................         18,160
    640,324 Johnson & Johnson..................................     33,751,478
      6,300 Laboratory Corp. of America Holdings*..............        490,770
     12,300 Lincare Holdings Inc.*.............................        349,443
    159,524 Medtronic, Inc.....................................      7,264,723
      3,200 Oakley, Inc.*......................................         43,680
      5,000 Orthodontic Centers of America, Inc.*..............        138,250
     13,006 Oxford Health Plans, Inc.*+........................        389,920
      6,500 Patterson Dental Co.*..............................        222,885
      9,100 Quest Diagnostics, Inc.*...........................        570,115
      4,100 ResMed, Inc.*+.....................................        225,295
     10,390 St. Jude Medical, Inc..............................        714,832
     17,748 Stryker Corp.+.....................................        973,123
      3,100 Tenet Healthcare Corp..............................        171,802
      2,300 Triad Hospitals, Inc.*.............................         83,145
        200 Trigon Healthcare, Inc.*+..........................         12,950
     32,684 UnitedHealth Group Inc.............................      2,224,473
      3,336 Universal Health Services, Inc., Class B Shares....        157,793
      4,400 Varian Medical Systems Inc.........................        290,400
      1,600 Wellpoint Health Networks Inc.*....................        170,368
     16,553 Zimmer Holdings, Inc.*.............................        450,242
                                                                --------------
                                                                    73,582,554
                                                                --------------

  Home Furnishings -- 0.0%
      6,700 Maytag Corp........................................        205,891
     11,000 Polycom, Inc.*.....................................        223,080
                                                                --------------
                                                                       428,971
                                                                --------------

  Household Products -- 0.0%
      5,666 Avery Dennison Corp................................        291,289
                                                                --------------

  Insurance -- 6.3%
     33,482 AFLAC, Inc.........................................        921,425
    611,240 American International Group, Inc..................     47,798,968
     10,700 Arthur J. Gallagher & Co...........................        283,657
     19,100 Marsh & McLennan Cos., Inc.........................      1,774,390
    412,200 The Progressive Corp...............................     53,285,094
                                                                --------------
                                                                   104,063,534
                                                                --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Large Capitalization Growth Investments
     -----------------------------------------------------------------------

     Shares                      Security                        Value
     -----------------------------------------------------------------------

     Internet -- 3.2%
        24,392 Amazon.com, Inc.*+........................... $      218,064
        14,003 AmeriTrade Holdings Corp.*...................         83,458
        13,200 Ariba, Inc.*.................................         30,096
        13,491 At Home Corp.*+..............................          5,666
        27,900 BroadVision, Inc.*...........................         35,991
     1,659,018 The Charles Schwab Corp.+....................     20,671,364
         7,922 Checkfree Corp.*+............................        173,571
         6,793 CNET Networks, Inc.*.........................         62,360
        14,014 DoubleClick, Inc.*+..........................        112,532
        15,149 E*TRADE Group, Inc.*.........................         96,954
         4,166 EarthLink, Inc.*.............................         56,283
       109,174 eBay, Inc.*+.................................      6,138,854
        56,648 Exodus Communications, Inc.*+................         49,850
         1,000 Expedia, Inc.*+..............................         37,360
         9,300 HomeStore.com, Inc.*+........................        154,101
        35,964 i2 Technologies, Inc.*+......................        239,520
         4,600 Internet Security Systems, Inc.*.............         71,898
        11,700 Interwoven, Inc.*............................         95,355
       999,672 Network Appliance, Inc.*.....................     12,955,749
        10,665 Network Associates, Inc.*....................        169,040
        10,029 Openwave Systems, Inc.*......................        160,865
        11,792 RealNetworks, Inc.*..........................         85,138
         6,000 Retek Inc.*+.................................        167,880
         4,799 Riverstone Networks, Inc.*...................         45,495
         4,200 RSA Security, Inc.*..........................         80,808
         9,633 Symantec Corp.*+.............................        414,123
         1,600 TD Waterhouse Group, Inc.*...................         13,008
         7,200 TIBCO Software Inc.*.........................         61,704
         1,341 Ticketmaster Corp.*..........................         21,925
        10,376 TMP Worldwide Inc.*+.........................        465,364
       211,242 VeriSign, Inc.*+.............................      8,671,485
        14,648 Vignette Corp.*..............................        100,046
        15,552 WebMD Corp.*.................................         76,205
       133,412 Yahoo! Inc.*.................................      1,582,266
                                                             --------------
                                                                 53,404,378
                                                             --------------

     Investment Companies -- 0.0%
         5,700 Allied Capital Corp..........................        134,520
                                                             --------------

     Leisure Time -- 0.2%
         3,400 Callaway Golf Co.............................         61,608
         1,000 Galileo International Inc....................         31,100
        39,866 Harley-Davidson, Inc.+.......................      1,937,089
           900 Hotel Reservations Network, Inc.*+...........         37,440
        17,560 Sabre Holdings Corp..........................        740,681
         1,100 Travelocity.com Inc.*........................         26,312
                                                             --------------
                                                                  2,834,230
                                                             --------------

     Lodging -- 0.0%
         1,100 Harrah's Entertainment, Inc..................         31,438
         3,980 Marriott International, Inc., Class A Shares+        174,523
           730 MGM Mirage Inc.+.............................         21,279
                                                             --------------
                                                                    227,240
                                                             --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


 Large Capitalization Growth Investments
 ------------------------------------------------------------------------------

 Shares                          Security                           Value
 ------------------------------------------------------------------------------

 Machinery - Diversified -- 0.0%
     2,000 Dover Corp.+........................................ $       71,840
       400 Global Power Equipment Group, Inc.*.................          5,712
                                                                --------------
                                                                        77,552
                                                                --------------

 Media -- 4.1%
 1,199,255 AOL Time Warner Inc.................................     44,792,174
       955 Cablevision Systems Corp., Class A Shares*..........         22,729
   171,850 Clear Channel Communications, Inc.+.................      8,638,899
    30,800 Comcast Corp., Class A Shares.......................      1,128,204
     4,989 COX Radio, Inc., Class A Shares*....................        124,775
     2,888 Dow Jones & Co., Inc................................        158,493
     1,600 Entravision Communications Corp.*...................         19,408
     2,705 Fox Entertainment Group, Inc., Class A Shares*......         66,327
   250,400 Gemstar-TV Guide International, Inc.*...............      7,426,864
     7,006 Hispanic Broadcasting Corp.*+.......................        144,604
     4,100 Knight-Ridder, Inc.+................................        248,460
     9,300 The McGraw-Hill Cos., Inc...........................        551,025
       100 Mediacom Communications Corp.*......................          1,728
    28,687 PRIMEDIA, Inc.*.....................................        139,132
     1,146 Reader's Digest Association, Inc., Class A Shares...         21,430
    21,706 Univision Communications, Inc.*+....................        647,490
     8,266 USA Networks, Inc.*.................................        191,441
    78,876 Viacom, Inc., Class B Shares*.......................      3,344,342
                                                                --------------
                                                                    67,667,525
                                                                --------------

 Metal Fabricate/Hardware -- 0.0%
     5,400 The Shaw Group, Inc.*...............................        147,690
                                                                --------------

 Mining -- 0.4%
   151,240 Alcoa Inc...........................................      5,765,269
    10,700 Freeport-McMoRan Copper & Gold, Inc., Class B Shares        132,466
    16,400 Homestake Mining Co.................................        135,792
    12,970 Newmont Mining Corp.................................        268,998
                                                                --------------
                                                                     6,302,525
                                                                --------------

 Miscellaneous Manufacturing -- 6.3%
    10,709 Danaher Corp.+......................................        595,099
     3,800 Eaton Corp..........................................        273,334
 2,468,250 General Electric Co.#...............................    101,148,885
     9,978 Honeywell International, Inc........................        371,780
    17,300 Minnesota Mining & Manufacturing Co.................      1,800,930
       600 Pall Corp...........................................         13,416
       800 SPX Corp.+..........................................         93,000
                                                                --------------
                                                                   104,296,444
                                                                --------------

 Office Furnishings/Business Equipment -- 0.0%
    10,019 Herman Miller, Inc..................................        228,634
     3,500 Pitney Bowes Inc....................................        152,215
                                                                --------------
                                                                       380,849
                                                                --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          Large Capitalization Growth Investments
          -------------------------------------------------------------

          Shares                 Security                   Value
          -------------------------------------------------------------

          Oil and Gas -- 0.8%
             33,426 Anadarko Petroleum Corp.+.......... $    1,729,795
              4,466 Apache Corp........................        209,589
             11,400 Burlington Resources Inc.+.........        433,200
             75,380 Chevron Corp.+.....................      6,840,735
              4,587 Diamond Offshore Drilling, Inc.+...        127,977
             14,469 ENSCO International Inc............        263,915
             10,000 EOG Resources, Inc.+...............        316,200
              2,000 Forest Oil Corp....................         52,920
             18,483 Global Marine, Inc.................        266,155
                998 Kerr-McGee Corp....................         58,293
                100 Louis Dreyfus Natural Gas Corp.*...          3,325
              5,600 Marine Drilling Cos., Inc.*........         72,240
              2,900 Mitchell Energy & Development Corp.        166,228
              4,000 Murphy Oil Corp.+..................        302,000
             17,131 Nabors Industries, Inc.*...........        420,052
              4,700 Newfield Exploration Co.*..........        154,912
             15,223 Noble Drilling Corp.*..............        414,066
             13,300 Ocean Energy, Inc..................        250,705
              8,800 Patterson-UTI Energy, Inc.*........        123,640
              2,300 Pogo Producing Co..................         54,947
              4,200 Pride International, Inc.*.........         55,020
             10,200 Rowan Cos., Inc....................        158,610
             15,400 XTO Energy, Inc....................        217,140
                                                        --------------
                                                            12,691,664
                                                        --------------

          Oil and Gas Services -- 0.3%
             44,282 Baker Hughes, Inc..................      1,458,649
             21,748 BJ Services Co.+...................        487,808
              6,752 Cooper Cameron Corp.*+.............        292,024
              1,721 Grant Prideco, Inc.*...............         18,002
             56,536 Halliburton Co.+...................      1,575,093
              9,300 Hanover Compressor Co.*+...........        234,918
             10,700 National-Oilwell, Inc.*............        166,278
              6,699 Smith International, Inc...........        310,834
              3,690 Tidewater, Inc.....................        114,796
              7,000 Varco International, Inc.*+........        106,260
             10,121 Weatherford International, Inc.*...        336,726
                                                        --------------
                                                             5,101,388
                                                        --------------

          Packaging and Containers -- 0.0%
                700 Packaging Corporation of America*..         12,866
             10,476 Sealed Air Corp.*+.................        420,926
                                                        --------------
                                                               433,792
                                                        --------------

          Pharmaceuticals -- 11.4%
            361,611 Abbott Laboratories................     17,972,067
             10,200 Abgenix, Inc.*+....................        305,694
              4,700 AdvancePCS*........................        352,312
              7,700 Alkermes, Inc.*....................        197,120
             17,392 Allergan, Inc.+....................      1,256,572
            340,908 American Home Products Corp........     19,090,848
              8,102 AmerisourceBergen Corp.*+..........        522,093


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Large Capitalization Growth Investments
        -----------------------------------------------------------------

        Shares                   Security                     Value
        -----------------------------------------------------------------

        Pharmaceuticals -- 11.4% (continued)
            7,698 Andrx Corp.*........................... $      541,092
            2,500 Barr Laboratories, Inc.*+..............        209,350
          181,136 Bristol-Myers Squibb Co................     10,168,975
          149,189 Cardinal Health, Inc...................     10,881,846
            9,900 Celgene Corp.*.........................        275,319
            5,400 Cephalon, Inc.*+.......................        319,788
            7,000 COR Therapeutics, Inc.*................        192,150
          104,427 Eli Lilly & Co.........................      8,106,668
           10,352 Express Scripts, Inc., Class A Shares*+        554,039
           23,334 Forest Laboratories, Inc.*.............      1,703,615
           12,500 Gilead Sciences, Inc.*+................        758,875
            5,600 ICN Pharmaceuticals, Inc.+.............        164,920
            7,500 ImClone Systems*+......................        385,500
           20,697 IVAX Corp.+............................        696,661
          146,953 King Pharmaceuticals, Inc.*............      6,355,717
            9,600 Medarex, Inc.*+........................        182,592
            2,900 Medicis Pharmaceutical*+...............        142,419
           28,020 MedImunne, Inc.*.......................      1,125,003
          187,728 Merck & Co., Inc.......................     12,221,093
            7,037 Mylan Laboratories, Inc................        232,151
            1,300 Omnicare, Inc..........................         31,096
            4,600 OSI Pharmaceuticals, Inc.*+............        195,040
        2,028,241 Pfizer, Inc............................     77,701,913
          171,549 Pharmacia Corp.........................      6,793,340
            2,600 Priority Healthcare Corp.*.............         65,650
          192,895 Schering-Plough Corp...................      7,355,086
            9,256 Sepracor Inc.*.........................        395,231
            6,500 SICOR Inc..............................        153,400
            9,700 Vertex Pharmaceuticals Inc.*+..........        357,833
           13,981 Watson Pharmaceuticals, Inc.*..........        784,334
                                                          --------------
                                                             188,747,402
                                                          --------------

        Pipelines -- 0.5%
              500 Aquila, Inc.*..........................         13,025
           29,362 Dynegy Inc., Class A Shares............      1,238,196
           15,500 EL Paso Corp...........................        753,145
          182,494 Enron Corp.............................      6,385,465
            3,500 Kinder Morgan, Inc.+...................        194,600
            6,451 The Williams Cos., Inc.................        209,980
                                                          --------------
                                                               8,794,411
                                                          --------------

        Real Estate -- 0.0%
              500 Catellus Development Corp.*............          9,200
                                                          --------------

        Retail -- 7.3%
           12,200 Abercrombie & Fitch Co.*...............        370,148
            6,600 American Eagle Outfitters, Inc.*+......        169,950
            4,900 AutoZone, Inc.*+.......................        226,380
              700 Barnes & Noble, Inc.*..................         28,329
           38,152 Bed Bath & Beyond Inc.*................      1,100,685
           21,773 Best Buy Co., Inc.*+...................      1,284,172
              974 Big Lots, Inc..........................         10,324


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Large Capitalization Growth Investments
     ----------------------------------------------------------------------

     Shares                      Security                       Value
     ----------------------------------------------------------------------

     Retail -- 7.3% (continued)
         9,656 BJ's Wholesale Club, Inc.*.................. $      473,144
           900 Blockbuster Inc., Class A Shares............         19,314
         2,500 Brinker International, Inc.*................         66,500
         5,762 CDW Computer Centers, Inc.*.................        235,090
         6,372 Costco Wholesale Corp.......................        238,377
        45,772 CVS Corp....................................      1,652,827
         1,700 Darden Restaurants, Inc.....................         48,654
        35,298 Dollar General Corp.+.......................        608,891
        12,877 Dollar Tree Stores, Inc.*...................        305,571
        19,628 Family Dollar Stores, Inc.+.................        588,840
        80,179 The Gap, Inc................................      1,575,517
     1,151,504 The Home Depot, Inc.........................     52,911,609
        10,242 Intimate Brands, Inc........................        140,930
       172,184 Kohl's Corp.*+..............................      9,556,212
         5,400 Krispy Kreme Doughnuts, Inc.*+..............        166,590
       101,635 Lowe's Cos., Inc............................      3,780,822
         1,277 Outback Steakhouse, Inc.*...................         37,352
        24,468 RadioShack Corp.............................        572,551
        24,600 Rite Aid Corp.+.............................        195,324
        45,932 Staples, Inc.*..............................        691,277
        50,120 Starbucks Corp.*+...........................        845,524
         3,200 Talbots, Inc................................        118,784
        65,725 Target Corp.................................      2,277,371
        19,272 Tiffany & Co................................        600,323
        36,746 TJX Cos., Inc.+.............................      1,289,785
           500 Venator Group, Inc..........................          8,975
       134,323 Walgreen Co.................................      4,613,995
       712,705 Wal-Mart Stores, Inc........................     34,245,475
         5,818 Williams Sonoma, Inc.*......................        185,012
                                                            --------------
                                                               121,240,624
                                                            --------------

     Semiconductors -- 12.9%
        30,018 Advanced Micro Devices, Inc.................        406,744
        63,958 Agere Systems, Inc.*........................        326,186
       228,156 Altera Corp.*...............................      6,479,630
        12,500 Amkor Technology, Inc.*.....................        204,750
        45,192 Analog Devices, Inc. *......................      2,159,274
       772,158 Applied Materials, Inc.*+...................     33,272,288
        37,668 Applied Micro Circuits Corp.*+..............        537,522
        26,708 Atmel Corp.*................................        256,130
        12,900 Axcelis Technologies, Inc.*.................        179,955
       210,490 Broadcom Corp., Class A Shares*+............      6,767,253
         6,500 Cirrus Logic, Inc.*.........................         91,910
        14,092 Conexant Systems, Inc.*.....................        167,836
         9,600 Cree, Inc.*+................................        201,312
         9,500 Cypress Semiconductor Corp.*................        205,295
        13,087 Fairchild Semiconductor International, Inc.*        282,287
        13,200 Integrated Device Technology, Inc.*.........        410,388
     2,405,788 Intel Corp..................................     67,265,832
         8,300 International Rectifier Corp.*..............        306,934
        13,500 Intersil Holding Corp.*+....................        506,655
        24,492 KLA-Tencor Corp.*+..........................      1,203,537
        16,300 Lam Research Corp.+.........................        461,453


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Large Capitalization Growth Investments
           ----------------------------------------------------------

           Shares                Security                 Value
           ----------------------------------------------------------

           Semiconductors -- 12.9% (continued)
              11,800 Lattice Semiconductor Corp.*.... $      275,766
              41,922 Linear Technology Corp..........      1,722,156
              16,468 LSI Logic Corp.*+...............        333,477
             610,171 Maxim Integrated Products, Inc.*     28,196,002
               8,100 Micrel, Inc.*...................        249,966
              17,446 Microchip Technology Inc.*......        622,648
             471,736 Micron Technologies, Inc.+......     17,741,991
               7,900 National Semiconductor Corp.*+..        261,095
              17,688 Novellus Systems, Inc.*+........        783,755
               6,780 NVIDIA Corp.*+..................        574,334
              21,678 PMC-Sierra, Inc.*+..............        666,598
              12,252 Qlogic Corp.*...................        367,683
               8,100 Semtech Corp.*..................        302,373
              23,020 Teradyne, Inc.*.................        754,596
             545,238 Texas Instruments, Inc..........     18,047,378
              11,400 Transmeta Corp.*................         28,956
              22,592 Vitesse Semiconductors Corp.*...        329,843
             487,634 Xilinx, Inc.*...................     19,037,231
                                                      --------------
                                                         211,989,019
                                                      --------------

           Software -- 6.5%
               2,158 Acxiom Corp.*+..................         27,493
              31,468 Adobe Systems, Inc..............      1,057,639
               3,600 Advent Software, Inc.*..........        191,196
                 996 Autodesk, Inc...................         38,187
              82,252 Automatic Data Processing, Inc..      4,257,364
              40,012 BEA Systems, Inc.*+.............        646,994
              20,070 BMC Software, Inc.*.............        321,120
               2,900 Cerner Corp.*...................        140,621
               8,710 Certegy, Inc.*..................        299,276
               8,250 ChoicePoint, Inc.*..............        329,587
              24,364 Citrix Systems, Inc.*+..........        802,794
              23,008 Compuware Corp.*................        280,928
               6,193 CSG Systems International, Inc.*        284,259
              16,515 Electronic Arts Inc.*...........        953,081
              51,600 First Data Corp.................      3,397,860
              16,477 Fiserv, Inc.*...................        892,559
              38,888 IMS Health Inc..................      1,035,199
               8,500 Informatica Corp.*..............         65,110
              15,812 Intuit Inc.*....................        597,377
               6,700 Manugistics Group, Inc.*+.......         78,457
               9,500 Mercury Interactive Corp.*+.....        256,595
               9,700 Micromuse Inc.*.................        114,848
             928,572 Microsoft Corp.*................     52,975,033
               3,800 National Instruments Corp.*.....        119,206
             553,552 Oracle Corp.*...................      6,758,870
              34,953 Parametric Technology Corp.*....        254,807
              33,441 PeopleSoft, Inc.*+..............      1,153,046
              22,159 Peregrine Systems, Inc.*........        580,123
             251,490 Pixar, Inc.*....................     10,487,133
               4,400 Quest Software, Inc.*...........         91,520
              26,820 Rational Software Corp.*........        385,135
               9,126 SEI Investments Co..............        374,531


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    Large Capitalization Growth Investments
    -------------------------------------------------------------------------

    Shares                       Security                         Value
    -------------------------------------------------------------------------

    Software -- 6.5% (continued)
      750,656 Siebel Systems, Inc.*+......................... $   16,214,170
       13,300 Sybase, Inc.*..................................        183,141
        4,965 Total System Services, Inc.....................        124,224
        8,400 Wind River Systems, Inc.*......................        127,680
                                                              --------------
                                                                 105,897,163
                                                              --------------

    Telecommunication Equipment -- 8.3%
       16,258 3Com Corp.*....................................         66,820
       16,292 Acterna Corp.*.................................         67,938
       33,532 ADC Telecommunications, Inc.*+.................        146,535
        5,200 Advanced Fibre Communications, Inc.*+..........        126,100
        8,717 Allegiance Telecom, Inc.*......................        108,352
       10,014 American Tower Corp., Class A Shares+..........        144,903
      771,000 AT&T Wireless Group*...........................     11,950,500
       37,446 Avaya, Inc.*...................................        425,387
       43,112 CIENA Corp.*...................................        738,077
    3,013,614 Cisco Systems, Inc.*...........................     49,212,317
       17,400 Citizens Communications Co.....................        187,050
       22,660 Comverse Technology, Inc.*.....................        569,672
       52,810 Corning Inc.+..................................        634,248
       33,200 Corvis Corp.*..................................         65,404
       11,386 Crown Castle International Corp.*..............        116,023
       28,220 EchoStar Communications Corp., Class A Shares*+        794,675
       10,800 Emulex Corp.*..................................        171,828
        8,184 Enterasys Networks, Inc.*......................         83,068
       13,318 Extreme Networks, Inc.*........................        212,688
       15,700 Finisar Corp.*+................................        154,802
       11,400 Foundry Networks, Inc.*+.......................        124,830
        1,500 Harris Corp....................................         43,995
       67,759 Hughes Electronics Corp........................      1,263,705
          400 Inrange Technologies Corp.*....................          3,360
      614,418 JDS Uniphase Corp.*............................      4,331,647
      255,100 Juniper Networks, Inc.*+.......................      3,571,400
       18,027 Level 3 Communications, Inc.*+.................         68,863
       18,901 Motorola, Inc.+................................        328,877
      599,276 Nextel Communications, Inc.*+..................      7,239,254
        2,100 Nextel Partners, Inc.*.........................         21,525
        8,500 ONI Systems Corp.*+............................        118,150
        1,084 PanAmSat Corp.*................................         32,173
      739,628 QUALCOMM Inc.*.................................     43,527,108
       79,808 Qwest Communications International, Inc........      1,715,872
       17,340 RF Micro Devices, Inc.*+.......................        441,476
       98,600 SBC Communications Inc.........................      4,033,726
       21,544 Scientific-Atlanta, Inc........................        442,514
       20,100 Sonus Networks, Inc.*+.........................        296,877
       85,412 Sprint Corp. (PCS Group)*+.....................      2,133,592
        8,400 Sycamore Networks, Inc.*.......................         47,124
        6,100 TEKELEC*.......................................         95,282
        3,136 TeleCorp PCS, Inc.*............................         42,336
        3,700 Telephone & Data Systems.......................        382,025
       54,037 Tellabs, Inc.*+................................        719,773
          400 Tellium, Inc.*+................................          3,900


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Large Capitalization Growth Investments
------------------------------------------------------------------------------------

Shares                             Security                             Value
------------------------------------------------------------------------------------

Telecommunication Equipment -- 8.3% (continued)
      7,653 Time Warner Telecom, Inc., Class A Shares*............ $        157,805
      4,500 Triton PCS Holdings, Inc.*+...........................          160,200
        708 United States Cellular Corp.*.........................           36,639
      2,300 West Corp.*...........................................           57,477
      7,965 Western Wireless Corp., Class A Shares*...............          246,357
      6,838 Worldcom, Inc. -- Worldcom Group*+....................           88,142
                                                                   ----------------
                                                                        137,752,391
                                                                   ----------------

Textiles -- 0.0%
     15,215 Cintas Corp.+.........................................          708,410
                                                                   ----------------

Transportation -- 0.1%
      8,600 C.H. Robinson Worldwide, Inc..........................          267,374
      6,280 Expeditors International of Washington, Inc...........          319,401
     24,000 United Parcel Service, Inc............................        1,325,520
                                                                   ----------------
                                                                          1,912,295
                                                                   ----------------
            TOTAL COMMON STOCK
            (Cost -- $1,607,828,320)..............................    1,639,546,514
                                                                   ----------------
   Face
  Amount
------------
SHORT-TERM INVESTMENTS -- 1.0%
U.S. TREASURY OBLIGATIONS -- 0.1%
            U.S. Treasury Bill:
$   800,000  3.350% due 9/27/01...................................          798,064
  1,100,000  3.390% due 9/27/01...................................        1,097,339
    150,000  3.430% due 9/27/01...................................          149,628
                                                                   ----------------
            TOTAL U.S. TREASURY OBLIGATIONS(Cost -- $2,045,031)...        2,045,031
                                                                   ----------------
REPURCHASE AGREEMENT -- 0.9%
 15,125,000 J.P. Morgan Chase & Co., 3.630% due 9/4/01; Proceeds
             at maturity -- $15,131,100; (Fully collateralized by
             U.S. Treasury Notes, Bonds and Strips 0.000% to
             11.250% due 1/15/09 to 8/15/28; Market value --
             $15,433,739) (Cost -- $15,125,000)...................       15,125,000
                                                                   ----------------
            TOTAL SHORT-TERM INVESTMENTS(Cost -- $17,170,031).....       17,170,031
                                                                   ----------------
            TOTAL INVESTMENTS -- 100%(Cost -- $1,624,998,351**)...   $1,656,716,545
                                                                   ================

--------
 * Non-income producing security.
 + All or a portion of this security is on loan (See Note 13).
 # Security has been segregated as collateral for futures contracts commitments. ** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


            S&P 500 Index Investments
            --------------------------------------------------------

            Shares               Security                 Value
            --------------------------------------------------------
            COMMON STOCK -- 97.0%

            Advertising -- 0.2%
               1,086 The Interpublic Group Cos., Inc.+ $     29,409
                 543 Omnicom Group Inc.+..............       42,240
                                                       ------------
                                                             71,649
                                                       ------------

            Aerospace/Defense -- 1.3%
               2,546 The Boeing Co....................      130,355
                 608 General Dynamics Corp.+..........       48,008
                 307 Goodrich Corp....................        9,839
               1,265 Lockheed Martin Corp.............       50,423
                 257 Northrop Grumman Corp............       21,074
               1,040 Raytheon Co......................       27,342
                 557 Rockwell Collins.................       11,318
               1,389 United Technologies Corp.........       95,008
                                                       ------------
                                                            393,367
                                                       ------------

            Agriculture -- 1.0%
               6,491 Philip Morris Cos., Inc..........      307,673
                 496 UST Inc..........................       16,368
                                                       ------------
                                                            324,041
                                                       ------------

            Airlines -- 0.2%
                 455 AMR Corp.........................       14,555
                 374 Delta Air Lines, Inc.............       14,436
               2,260 Southwest Airlines Co............       40,431
                 208 U.S. Airways Group, Inc..........        2,642
                                                       ------------
                                                             72,064
                                                       ------------

            Apparel -- 0.2%
                 128 Liz Claiborne, Inc.+.............        6,714
                 818 NIKE, Inc., Class B Shares+......       40,900
                 150 Reebok International Ltd.+.......        4,034
                 343 V.F. Corp.+......................       11,858
                                                       ------------
                                                             63,506
                                                       ------------

            Auto Manufacturers -- 0.7%
               5,365 Ford Motor Co....................      106,603
               1,625 General Motors Corp..............       88,969
                 154 Navistar International Corp......        5,278
                 242 PACCAR Inc.+.....................       13,383
                                                       ------------
                                                            214,233
                                                       ------------

            Auto Parts and Equipment -- 0.2%
                 157 Cooper Tire & Rubber Co..........        2,617
                 439 Dana Corp.+......................        8,604
               1,653 Delphi Automotive Systems Corp...       24,778
                 482 The Goodyear Tire & Rubber Co.+..       11,809
                 374 TRW Inc.+........................       13,165
                 398 Visteon Corp.....................        6,806
                                                       ------------
                                                             67,779
                                                       ------------

            Banks -- 6.4%
               1,097 AmSouth Bancorporation...........       20,865
               4,707 Bank of America Corp.............      289,481


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


            S&P 500 Index Investments
            ---------------------------------------------------------

            Shares                Security                 Value
            ---------------------------------------------------------

            Banks -- 6.4% (continued)
               2,164 The Bank of New York Co., Inc..... $     85,911
               3,436 Bank One Corp.+...................      119,195
               1,222 BB&T Corp.........................       44,945
                 542 Comerica Inc.+....................       32,385
               1,683 Fifth Third Bancorp+..............       98,120
               2,895 First Union Corp.+................       99,646
               3,107 FleetBoston Financial Corp........      114,431
                 762 Huntington Bancshares Inc.........       13,853
               5,768 J.P. Morgan Chase & Co............      227,259
               1,248 KeyCorp...........................       31,325
               1,387 Mellon Financial Corp.............       48,892
               1,755 National City Corp................       54,177
                 630 Northern Trust Corp.+.............       35,721
                 839 PNC Financial Services Group+.....       55,869
                 683 Regions Financial Corp.+..........       20,080
                 986 SouthTrust Corp...................       24,019
                 934 State Street Corp.+...............       45,355
                 852 SunTrust Banks, Inc...............       58,192
                 877 Synovus Financial Corp.+..........       27,012
               5,589 U.S. Bancorp......................      135,477
                 419 Union Planters Corp...............       18,646
                 640 Wachovia Corp.*...................       44,576
               4,977 Wells Fargo & Co.+................      228,992
                 225 Zions Bancorporation..............       12,884
                                                        ------------
                                                           1,987,308
                                                        ------------

            Beverages -- 2.5%
                 111 Adolph Coors Co., Class B Shares..        5,139
               2,654 Anheuser-Busch Cos., Inc..........      114,228
                 208 Brown-Forman Corp., Class B Shares       13,416
               7,302 The Coca-Cola Co..................      355,388
               1,272 Coca-Cola Enterprises Inc.........       19,296
                 400 The Pepsi Bottling Group, Inc.+...       17,660
               5,140 PepsiCo, Inc......................      241,580
                                                        ------------
                                                             766,707
                                                        ------------

            Biotechnology -- 0.8%
               3,082 Amgen Inc.........................      198,173
                 450 Biogen, Inc.*.....................       27,162
                 534 Chiron Corp.*+....................       24,895
                                                        ------------
                                                             250,230
                                                        ------------

            Building Materials -- 0.2%
               1,360 Masco Corp.+......................       35,115
                 305 Vulcan Materials Co...............       14,643
                                                        ------------
                                                              49,758
                                                        ------------

            Casino Services -- 0.0%
                 217 International Game Technology*....       11,614
                                                        ------------

            Chemicals -- 1.3%
                 649 Air Products & Chemicals, Inc.+...       27,518
                 197 Ashland Inc.+.....................        8,353


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         S&P 500 Index Investments
         --------------------------------------------------------------

         Shares                  Security                    Value
         --------------------------------------------------------------

         Chemicals -- 1.3% (continued)
            2,639 The Dow Chemical Co.................... $     92,523
            3,081 E.I. du Pont de Nemours & Co...........      126,229
              233 Eastman Chemical Co....................        9,038
              384 Ecolab Inc.............................       15,391
              384 Engelhard Corp.........................       10,034
              160 Great Lakes Chemical Corp..............        3,992
              328 Hercules Inc...........................        3,706
              305 International Flavors & Fragrances Inc.        9,196
              517 PPG Industries Inc.+...................       27,980
              482 Praxair, Inc...........................       22,688
              669 Rohm & Haas Co.+.......................       20,433
              437 The Sherwin-Williams Co................        9,898
              228 Sigma-Aldrich Corp.....................       10,399
                                                          ------------
                                                               397,378
                                                          ------------

         Commercial Services -- 0.8%
            2,499 Cendant Corp.+.........................       47,656
              710 Concord EFS, Inc.*.....................       37,254
              517 Convergys Corp.*+......................       14,512
              202 Deluxe Corp............................        6,630
              427 Equifax Inc............................       11,115
              542 H&R Block, Inc.........................       21,089
              822 McKesson HBOC, Inc.+...................       32,264
              446 Moody's Corp...........................       15,338
            1,088 Paychex, Inc.+.........................       40,332
              360 Quintiles Transnational Corp.*.........        6,304
              325 R.R. Donnelley & Sons Co...............        9,692
              539 Robert Half International Inc..........       13,416
                                                          ------------
                                                               255,602
                                                          ------------

         Computers -- 4.1%
            1,005 Apple Computer, Inc....................       18,643
            4,955 Compaq Computer Corp...................       61,194
              516 Computer Sciences Corp.+...............       19,402
            7,653 Dell Computer Corp.*...................      163,621
            1,383 Electronic Data Systems Corp.+.........       81,569
            6,485 EMC Corp...............................      100,258
              932 Gateway, Inc.*.........................        8,360
            5,700 Hewlett-Packard Co.....................      132,297
            5,096 International Business Machines Corp.+.      509,600
              388 Lexmark International, Inc.*+..........       20,195
              285 NCR Corp.*.............................       10,787
            1,681 Palm, Inc.*............................        6,018
            9,614 Sun Microsystems, Inc.*+...............      110,080
              914 Unisys Corp............................       10,803
            1,148 VERITAS Software Corp.*+...............       32,971
                                                          ------------
                                                             1,285,798
                                                          ------------

         Cosmetics/Personal Care -- 1.9%
              169 Alberto-Culver Co., Class B Shares.....        7,279
              676 Avon Products, Inc.....................       31,184
            1,650 Colgate-Palmolive Co...................       89,348
            3,118 The Gillette Co........................       95,567


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           S&P 500 Index Investments
           ----------------------------------------------------------

           Shares                Security                  Value
           ----------------------------------------------------------

           Cosmetics/Personal Care -- 1.9% (continued)
              1,578 Kimberly-Clark Corp................ $     97,915
              3,820 The Procter & Gamble Co............      283,253
                                                        ------------
                                                             604,546
                                                        ------------

           Distribution/Wholesale -- 0.1%
                527 Genuine Parts Co...................       16,211
                272 W.W. Grainger, Inc.................       11,508
                                                        ------------
                                                              27,719
                                                        ------------

           Diversified Financial Services -- 6.0%
              3,811 American Express Co................      138,797
                326 The Bear Stearns Cos., Inc.........       17,014
                600 Capital One Financial Corp.+.......       33,366
             14,714 Citigroup Inc......................      673,166
                350 Countrywide Credit Industries, Inc.       14,525
              2,928 Fannie Mae.........................      223,143
                756 Franklin Resources, Inc............       31,019
              2,019 Freddie Mac........................      126,955
              1,387 Household International, Inc.+.....       81,972
                709 Lehman Brothers Holdings Inc.......       46,546
              2,501 MBNA Corp.+........................       86,935
              2,472 Merrill Lynch & Co., Inc.+.........      127,555
              3,264 Morgan Stanley Dean Witter & Co....      174,134
                823 Providian Financial Corp.+.........       32,146
                631 Stilwell Financial, Inc.+..........       18,047
                373 T. Rowe Price Group Inc............       13,946
                502 USA Education Inc.+................       39,763
                                                        ------------
                                                           1,879,029
                                                        ------------

           Electric -- 2.6%
              1,574 The AES Corp.+.....................       52,131
                384 Allegheny Energy, Inc..............       16,927
                417 Ameren Corp.+......................       17,201
                930 American Electric Power Co., Inc.+.       42,566
                861 Calpine Corp.*+....................       28,430
                483 CiNergy Corp.+.....................       15,553
                380 CMS Energy Corp.+..................        8,915
                601 Consolidated Edison, Inc.+.........       24,581
                498 Constellation Energy Group.........       14,950
                725 Dominion Resources, Inc............       45,639
                480 DTE Energy Co......................       20,779
              2,194 Duke Energy Corp...................       86,246
                940 Edison International...............       12,793
                629 Entergy Corp.......................       24,229
                926 Exelon Corp........................       50,560
                634 FirstEnergy Corp.+.................       20,852
                538 FPL Group, Inc.+...................       29,240
                364 GPU, Inc.+.........................       13,898
                979 Mirant Corp.*+.....................       28,048
                482 Niagara Mohawk Holdings Inc........        8,406
                620 NiSource Inc.+.....................       15,630
              1,127 PG&E Corp..........................       18,483
                258 Pinnacle West Capital Corp.........       11,509


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        S&P 500 Index Investments
        ----------------------------------------------------------------

        Shares                   Security                     Value
        ----------------------------------------------------------------

        Electric -- 2.6% (continued)
             440 PPL Corp................................. $     19,074
             581 Progress Energy, Inc.....................       24,222
             604 Public Service Enterprise Group+.........       27,965
             854 Reliant Energy, Inc.+....................       25,671
           2,010 The Southern Co.+........................       46,572
             734 TXU Corp.+...............................       34,850
             987 Xcel Energy, Inc.........................       27,044
                                                           ------------
                                                                812,964
                                                           ------------

        Electrical Components & Equipment -- 0.3%
             590 American Power Conversion Corp.*.........        8,160
           1,258 Emerson Electric Co......................       67,429
             596 Molex Inc................................       18,816
             165 Power-One, Inc.*.........................        1,800
                                                           ------------
                                                                 96,205
                                                           ------------

        Electronics -- 0.6%
           1,346 Agilent Technologies, Inc.*..............       35,669
             644 Applera Corp. -- Applied Biosystems Group       16,106
             578 Jabil Circuit, Inc.*+....................       13,358
             262 Johnson Controls, Inc....................       19,192
             136 Millipore Corp...........................        8,629
             350 Parker-Hannifin Corp.....................       15,400
             298 PerkinElmer, Inc.........................        9,560
             930 Sanmina Corp.*+..........................       16,749
           1,920 Solectron Corp.*+........................       26,112
             676 Symbol Technologies, Inc.+...............        9,126
             215 Tektronix, Inc...........................        4,201
             549 Thermo Electron Corp.....................       11,897
             175 Thomas & Betts Corp......................        3,747
                                                           ------------
                                                                189,746
                                                           ------------

        Engineering and Construction -- 0.0%
             224 Fluor Corp...............................       10,154
             139 McDermott International, Inc.............        1,480
                                                           ------------
                                                                 11,634
                                                           ------------

        Environmental Control -- 0.2%
             599 Allied Waste Industries, Inc.*...........       10,860
           1,846 Waste Management, Inc....................       57,097
                                                           ------------
                                                                 67,957
                                                           ------------

        Food -- 2.3%
           1,202 Albertson's, Inc.........................       42,058
           1,977 Archer-Daniels-Midland Co................       26,553
           1,187 Campbell Soup Co.........................       33,462
           1,591 ConAgra Foods, Inc.......................       36,513
             813 General Mills, Inc.......................       36,048
           1,012 H.J. Heinz Co............................       45,722
             418 Hershey Foods Corp.......................       26,953
           1,187 Kellogg Co...............................       37,972
           2,399 The Kroger Co.+..........................       63,861


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


               S&P 500 Index Investments
               --------------------------------------------------

               Shares            Security              Value
               --------------------------------------------------

               Food -- 2.3% (continued)
                    896 Ralston Purina Group....... $     29,281
                  1,478 Safeway Inc.*..............       66,673
                  2,297 Sara Lee Corp..............       50,534
                    404 SUPERVALU Inc..............        8,476
                  1,966 SYSCO Corp.................       55,087
                  1,695 Unilever N.V. ADR+.........      103,548
                    408 Winn-Dixie Stores, Inc.+...        9,160
                    642 Wm. Wrigley Jr., Co.+......       32,190
                                                    ------------
                                                         704,091
                                                    ------------

               Forest Products and Paper -- 0.5%
                    186 Boise Cascade Corp.........        6,826
                    587 Georgia-Pacific Group......       21,449
                  1,415 International Paper Co.+...       56,770
                    331 Louisiana-Pacific Corp.....        3,515
                    302 The Mead Corp.+............       10,038
                    120 Temple-Inland Inc..........        7,003
                    235 Westvaco Corp..............        7,156
                    616 Weyerhaeuser Co............       34,958
                    336 Willamette Industries, Inc.       16,296
                                                    ------------
                                                         164,011
                                                    ------------

               Gas -- 0.1%
                    411 KeySpan Corp...............       13,275
                    149 NICOR Inc..................        5,775
                    116 Peoples Energy Corp........        4,559
                    627 Sempra Energy..............       16,985
                                                    ------------
                                                          40,594
                                                    ------------

               Hand/Machine Tools -- 0.1%
                    248 The Black & Decker Corp....        9,754
                    188 Snap-On Inc................        4,786
                    255 The Stanley Works+.........       10,682
                                                    ------------
                                                          25,222
                                                    ------------

               Healthcare - Products -- 2.9%
                    149 Bausch & Lomb Inc..........        5,419
                  1,756 Baxter International Inc...       90,610
                    682 Becton, Dickinson & Co.....       24,504
                    813 Biomet, Inc................       22,463
                  1,190 Boston Scientific Corp.*...       22,729
                    151 C.R. Bard, Inc.............        8,735
                    885 Guidant Corp.+.............       31,966
                  8,903 Johnson & Johnson..........      469,277
                  3,566 Medtronic, Inc.............      162,396
                    256 St. Jude Medical, Inc......       17,613
                    592 Stryker Corp...............       32,459
                    572 Zimmer Holdings, Inc.*.....       15,558
                                                    ------------
                                                         903,729
                                                    ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       S&P 500 Index Investments
       -------------------------------------------------------------------

       Shares                     Security                      Value
       -------------------------------------------------------------------

       Healthcare - Services -- 0.8%
            436 Aetna Inc.*................................. $     13,036
          1,589 HCA Inc.+...................................       72,681
          1,172 HEALTHSOUTH Corp.*..........................       21,190
            518 Humana Inc..................................        6,216
            322 Manor Care, Inc.*...........................        9,058
            976 Tenet Healthcare Corp.......................       54,090
            926 UnitedHealth Group Inc......................       63,024
            182 Wellpoint Health Networks Inc.*.............       19,379
                                                             ------------
                                                                  258,674
                                                             ------------

       Home Builders -- 0.1%
            181 Centex Corp.+...............................        7,928
            147 KB Home.....................................        4,758
            128 Pulte Homes Inc.............................        4,845
                                                             ------------
                                                                   17,531
                                                             ------------

       Home Furnishings -- 0.1%
            587 Leggett & Platt, Inc........................       13,806
            217 Maytag Corp.................................        6,668
            196 Whirlpool Corp.+............................       12,940
                                                             ------------
                                                                   33,414
                                                             ------------

       Household Products/Wares -- 0.2%
            177 American Greetings Corp., Class A Shares+...        2,340
            341 Avery Dennison Corp.........................       17,531
            673 The Clorox Co...............................       25,069
            371 Fortune Brands, Inc.........................       14,191
            193 Tupperware Corp.............................        4,561
                                                             ------------
                                                                   63,692
                                                             ------------

       Housewares -- 0.1%
            767 Newell Rubbermaid Inc.+.....................       17,564
                                                             ------------

       Insurance -- 4.3%
          1,568 AFLAC Inc...................................       43,151
          2,130 The Allstate Corp...........................       72,271
            320 Ambac Financial Group, Inc..................       18,944
          7,710 American International Group, Inc...........      602,887
            784 Aon Corp.+..................................       29,126
            535 The Chubb Corp.+............................       36,113
            462 CIGNA Corp.+................................       41,580
            492 Cincinnati Financial Corp...................       19,680
            993 Conseco, Inc.+..............................        9,116
            717 The Hartford Financial Services Group, Inc.+       46,462
            422 Jefferson-Pilot Corp........................       19,631
            890 John Hancock Financial Services, Inc.+......       35,556
            538 Lincoln National Corp.......................       26,825
            596 Loews Corp..................................       29,097
            790 Marsh & McLennan Cos., Inc..................       73,391
            448 MBIA, Inc...................................       24,196
          2,183 MetLife, Inc................................       66,582
            322 MGIC Investment Corp.+......................       22,508
            221 The Progressive Corp........................       28,569


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      S&P 500 Index Investments
      --------------------------------------------------------------------

      Shares                     Security                       Value
      --------------------------------------------------------------------

      Insurance -- 4.3% (continued)
           386 SAFECO Corp.................................. $     11,611
           613 The St. Paul Cos., Inc.+.....................       25,764
           388 Torchmark Corp...............................       16,389
           733 UnumProvident Corp...........................       20,539
           298 XL Capital Ltd...............................       24,734
                                                             ------------
                                                                1,344,722
                                                             ------------

      Internet -- 0.3%
            74 BroadVision, Inc.*...........................           95
         4,072 The Charles Schwab Corp.+....................       50,737
           981 Network Appliance, Inc.*.....................       12,714
           344 Sapient Corp.*...............................        1,861
           300 TMP Worldwide Inc.*+.........................       13,455
         1,649 Yahoo! Inc.*.................................       19,557
                                                             ------------
                                                                   98,419
                                                             ------------

      Iron/Steel -- 0.1%
           166 Allegheny Tchnologies Inc....................        3,071
           232 Nucor Corp...................................       11,275
           196 USX-U.S. Steel Group Inc.....................        3,898
                                                             ------------
                                                                   18,244
                                                             ------------

      Leisure Time -- 0.4%
           265 Brunswick Corp...............................        5,774
         1,736 Carnival Corp.+..............................       54,302
           871 Harley-Davidson, Inc.........................       42,322
           398 Sabre Holdings Corp..........................       16,788
                                                             ------------
                                                                  119,186
                                                             ------------

      Lodging -- 0.2%
           356 Harrah's Entertainment, Inc..................       10,174
         1,076 Hilton Hotels Corp.+.........................       13,676
           727 Marriott International, Inc., Class A Shares+       31,879
           587 Starwood Hotels & Resorts Worldwide, Inc.+...       19,870
                                                             ------------
                                                                   75,599
                                                             ------------

      Machinery - Construction and Mining -- 0.2%
         1,001 Caterpillar Inc.+............................       50,050
                                                             ------------

      Machinery - Diversified -- 0.3%
           135 Cummins Inc.+................................        5,096
           714 Deere & Co.+.................................       30,823
           522 Dover Corp.+.................................       18,750
           490 Ingersoll-Rand Co............................       19,879
           557 Rockwell International Corp..................        8,940
                                                             ------------
                                                                   83,488
                                                             ------------

      Media -- 4.0%
        12,945 AOL Time Warner Inc..........................      483,496
         1,732 Clear Channel Communications, Inc.+..........       87,068
         2,769 Comcast Corp., Class A Shares+...............      101,428
           262 Dow Jones & Co., Inc.+.......................       14,379
           755 Gannett Co.+.................................       46,553
           224 Knight-Ridder, Inc.+.........................       13,574


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   S&P 500 Index Investments
   ---------------------------------------------------------------------------

   Shares                         Security                          Value
   ---------------------------------------------------------------------------

   Media -- 4.0% (continued)
        596 The McGraw-Hill Cos., Inc........................... $     35,313
        162 Meredith Corp.......................................        5,273
        448 The New York Times Co., Class A Shares..............       19,152
        872 Tribune Co..........................................       34,374
        630 Univision Communications Inc.*......................       18,793
      5,225 Viacom Inc., Class B Shares*+.......................      221,540
      6,151 The Walt Disney Co..................................      156,420
                                                                 ------------
                                                                    1,237,363
                                                                 ------------

   Metal Fabricate/Hardware -- 0.0%
        253 Worthington Industries, Inc.........................        3,542
                                                                 ------------

   Mining -- 0.7%
        923 Alcan Inc...........................................       33,523
      2,541 Alcoa Inc...........................................       96,863
      1,155 Barrick Gold Corp.+.................................       18,503
        448 Freeport-McMoRan Copper & Gold, Inc., Class B Shares        5,546
        797 Homestake Mining Co.................................        6,599
        555 Inco Ltd.+..........................................        9,224
        587 Newmont Mining Corp.................................       12,174
        241 Phelps Dodge Corp.+.................................        9,495
        948 Placer Dome Inc.....................................       10,475
                                                                 ------------
                                                                      202,402
                                                                 ------------

   Miscellaneous Manufacturer -- 6.1%
        263 Cooper Industries, Inc..............................       14,767
        185 Crane Co............................................        5,197
        430 Danaher Corp.+......................................       23,895
        866 Eastman Kodak Co.+..................................       38,684
        205 Eaton Corp..........................................       14,746
        101 FMC Corp............................................        6,311
     29,143 General Electric Co.................................    1,194,280
      2,390 Honeywell International Inc.........................       89,051
        874 Illinois Tool Works Inc.............................       54,634
        263 ITT Industries Inc..................................       11,874
      1,155 Minnesota Mining & Manufacturing Co.................      120,236
        123 National Service Industries, Inc....................        2,903
        360 Pall Corp...........................................        8,050
        432 Textron, Inc........................................       22,632
      5,705 Tyco International Ltd.+............................      296,375
                                                                 ------------
                                                                    1,903,635
                                                                 ------------

   Office/Business Equipment -- 0.2%
        715 Pitney Bowes Inc....................................       31,095
      2,047 Xerox Corp..........................................       18,832
                                                                 ------------
                                                                       49,927
                                                                 ------------

   Oil and Gas Producers -- 6.0%
        273 Amerada Hess Corp...................................       21,215
        759 Anadarko Petroleum Corp.+...........................       39,278
        379 Apache Corp.+.......................................       17,786
        610 Burlington Resources Inc.+..........................       23,180
      1,910 Chevron Corp.+......................................      173,333
      1,851 Conoco Inc., Class B Shares+........................       54,827


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


             S&P 500 Index Investments
             -------------------------------------------------------

             Shares                Security               Value
             -------------------------------------------------------

             Oil and Gas Producers -- 6.0% (continued)
                  387   Devon Energy Corp.+........... $     17,906
                  356   Eog Resources, Inc.+..........       11,257
               20,216   Exxon Mobil Corp..............      811,672
                  288   Kerr-McGee Corp.+.............       16,822
                  452   Nabors Industries, Inc.*+.....       11,083
                  410   Noble Drilling Corp.*+........       11,152
                1,074   Occidental Petroleum Corp.....       29,556
                  732   Phillips Petroleum Co.+.......       42,090
                  289   Rowan Cos., Inc...............        4,494
                6,324   Royal Dutch Petroleum Co. ADR.      358,128
                  255   Sunoco, Inc...................        9,647
                1,629   Texaco Inc....................      113,460
                  441   Tosco Corp....................       20,462
                  913   Transocean Sedco Forex Inc.+..       26,386
                  695   Unocal Corp...................       24,534
                  900   USX-Marathon Group............       28,359
                                                       ------------
                                                          1,866,627
                                                       ------------

             Oil and Gas Services -- 0.5%
                  967   Baker Hughes Inc.+............       31,853
                1,247   Halliburton Co.+..............       34,741
                1,703   Schlumberger Ltd.+............       83,447
                                                       ------------
                                                            150,041
                                                       ------------

             Packaging and Containers -- 0.1%
                   86   Ball Corp.....................        4,528
                  139   Bemis Co., Inc................        6,083
                  459   Pactiv Corp.*.................        7,289
                  252   Sealed Air Corp.*+............       10,125
                                                       ------------
                                                             28,025
                                                       ------------

             Pharmaceuticals -- 8.8%
                4,579   Abbott Laboratories...........      227,576
                  398   Allergan, Inc.+...............       28,756
                3,851   American Home Products Corp...      215,656
                  303   AmerisourceBergen Corp.*......       19,525
                5,725   Bristol-Myers Squibb Co.......      321,402
                1,329   Cardinal Health, Inc..........       96,937
                3,299   Eli Lilly & Co................      256,101
                  534   Forest Laboratories, Inc.*....       38,987
                  682   King Pharmaceuticals, Inc.*...       29,497
                  601   MedImmune, Inc.*+.............       24,130
                6,743   Merck & Co., Inc.#............      438,969
               18,477   Pfizer Inc....................      707,854
                3,843   Pharmacia Corp................      152,183
                4,313   Schering-Plough Corp..........      164,455
                  315   Watson Pharmaceuticals, Inc.*.       17,672
                                                       ------------
                                                          2,739,700
                                                       ------------

             Pipelines -- 0.8%
                  938   Dynegy Inc....................       39,555
                1,521   El Paso Corp.+................       73,905


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          S&P 500 Index Investments
          -------------------------------------------------------------

          Shares                  Security                   Value
          -------------------------------------------------------------

          Pipelines -- 0.8% (continued)
             2,180 Enron Corp............................ $     76,278
               352 Kinder Morgan, Inc.+..................       19,571
             1,513 The Williams Cos., Inc................       49,248
                                                          ------------
                                                               258,557
                                                          ------------

          Retail -- 6.3%
               342 AutoZone, Inc.*+......................       15,800
               867 Bed Bath & Beyond Inc.*...............       25,013
               633 Best Buy Co., Inc.*+..................       37,334
               287 Big Lots, Inc.........................        3,042
               625 Circuit City Stores-Circuit City Group       10,438
             1,315 Costco Wholesale Corp.+...............       49,194
             1,144 CVS Corp..............................       41,310
               345 Darden Restaurants, Inc...............        9,874
               259 Dillard's, Inc., Class A Shares.......        4,636
               957 Dollar General Corp...................       16,508
               506 Family Dollar Stores, Inc.+...........       15,180
               559 Federated Department Stores, Inc.*+...       20,297
             2,548 The Gap, Inc..........................       50,068
             6,874 The Home Depot, Inc...................      315,860
               796 JC Penney Co., Inc.+..................       19,104
             1,422 Kmart Corp.+..........................       14,277
               966 Kohl's Corp.*+........................       53,613
             1,248 The Limited, Inc......................       17,597
             2,248 Lowe's Cos., Inc.+....................       83,626
               860 The May Department Stores Co..........       28,939
             3,802 McDonald's Corp.......................      114,174
               413 Nordstrom, Inc........................        8,281
               854 Office Depot, Inc.*+..................       11,871
               566 RadioShack Corp.......................       13,244
               970 Sears, Roebuck & Co...................       41,468
             1,334 Staples, Inc.*........................       20,077
             1,102 Starbucks Corp.*+.....................       18,591
             2,636 Target Corp...........................       91,337
               448 Tiffany & Co.+........................       13,955
               802 The TJX Cos., Inc.+...................       28,150
               596 Toys ''R'' Us, Inc.*..................       14,262
               445 Tricon Global Restaurants, Inc.*......       18,966
            13,082 Wal-Mart Stores, Inc..................      628,590
             2,998 Walgreen Co...........................      102,981
               328 Wendy's International, Inc............        9,312
                                                          ------------
                                                             1,966,969
                                                          ------------

          Savings and Loans -- 0.5%
               587 Charter One Financial, Inc............       17,140
               481 Golden West Financial Corp............       27,835
             2,570 Washington Mutual, Inc.+..............       96,221
                                                          ------------
                                                               141,196
                                                          ------------

          Semiconductors -- 4.1%
             1,010 Advanced Micro Devices, Inc...........       13,686
             1,161 Altera Corp.*.........................       32,972
             1,047 Analog Devices, Inc.*.................       50,026


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         S&P 500 Index Investments
         --------------------------------------------------------------

         Shares                  Security                    Value
         --------------------------------------------------------------

         Semiconductors -- 4.1% (continued)
            2,375 Applied Materials, Inc.*+.............. $    102,339
              910 Applied Micro Circuits Corp.*+.........       12,986
              740 Broadcom Corp.*+.......................       23,791
              721 Conexant Systems, Inc.*................        8,587
           19,722 Intel Corp.+...........................      551,427
              559 KLA-Tencor Corp.*+.....................       27,469
              913 Linear Technology Corp.................       37,506
            1,071 LSI Logic Corp.*+......................       21,688
              990 Maxim Integrated Products, Inc.*.......       45,748
            1,760 Micron Technology, Inc.+...............       66,194
              528 National Semiconductor Corp.*+.........       17,450
              433 Novellus Systems, Inc.*+...............       19,186
              484 PMC-Sierra, Inc.*+.....................       14,883
              279 QLogic Corp.*..........................        8,373
              529 Teradyne, Inc.*........................       17,341
            5,101 Texas Instruments Inc..................      168,843
              522 Vitesse Semiconductor Corp.*...........        7,621
              953 Xilinx, Inc.*..........................       37,205
                                                          ------------
                                                             1,285,321
                                                          ------------

         Software -- 5.0%
              684 Adobe Systems Inc......................       22,989
              167 Autodesk, Inc..........................        6,403
            1,845 Automatic Data Processing, Inc.+.......       95,497
              695 BMC Software, Inc.*....................       11,120
              565 Citrix Systems, Inc.*+.................       18,617
            1,704 Computer Associates International, Inc.       52,909
            1,065 Compuware Corp.*.......................       13,004
            1,159 First Data Corp........................       76,320
              380 Fiserv, Inc.*..........................       20,585
              843 IMS Health Inc.+.......................       22,441
              631 Intuit Inc.*...........................       23,839
              240 Mercury Interactive Corp.*+............        6,482
           15,833 Microsoft Corp.*+......................      903,273
              972 Novell, Inc.*..........................        4,423
           16,522 Oracle Corp.*+.........................      201,734
              760 Parametric Technology Corp.*...........        5,541
              874 PeopleSoft, Inc.*......................       30,136
            1,314 Siebel Systems, Inc.*+.................       28,382
                                                          ------------
                                                             1,543,695
                                                          ------------

         Telecommunication Equipment -- 8.6%
            2,323 ADC Telecommunications, Inc.*+.........       10,152
              904 ALLTEL Corp............................       52,432
              258 Andrew Corp.*..........................        5,248
           10,142 AT&T Corp..............................      193,104
            7,442 AT&T Wireless Services Inc.*...........      115,351
              819 Avaya Inc.*............................        9,304
            5,521 BellSouth Corp.........................      205,933
              430 CenturyTel Inc.........................       15,072
              962 CIENA Corp.*...........................       16,469
           21,437 Cisco Systems, Inc.*...................      350,066
              803 Citizens Communications Co.............        8,632
              504 Comverse Technology, Inc.*+............       12,671
            2,755 Corning Inc.+..........................       33,088


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


 S&P 500 Index Investments
 ------------------------------------------------------------------------------

 Shares                           Security                           Value
 ------------------------------------------------------------------------------

 Telecommunication Equipment -- 8.6% (continued)
    2,606  Global Crossing Ltd.*................................. $     11,023
    3,888  JDS Uniphase Corp.*...................................       27,410
   10,043  Lucent Technologies Inc.+.............................       68,493
    6,469  Motorola, Inc.+.......................................      112,561
    2,273  Nextel Communications, Inc.*+.........................       27,458
    9,368  Nortel Networks Corp..................................       58,644
    2,252  QUALCOMM Inc.*+.......................................      132,530
    4,911  Qwest Communications International....................      105,587
    9,839  SBC Communications Inc................................      402,513
      495  Scientific-Atlanta, Inc...............................       10,167
    2,596  Sprint Corp. (FON Group)+.............................       60,591
    2,747  Sprint Corp. (PCS Group)*.............................       68,620
    1,207  Tellabs, Inc.*+.......................................       16,077
    7,952  Verizon Communications Inc............................      397,600
    8,493  WorldCom, Inc. -- WorldCom Group*.....................      109,220
                                                                  ------------
                                                                     2,636,016
                                                                  ------------

 Textiles -- 0.1%
      510  Cintas Corp.+.........................................       23,746
                                                                  ------------

 Toys/Games/Hobbies -- 0.1%
      520  Hasbro, Inc...........................................        9,017
    1,253  Mattel, Inc...........................................       22,541
                                                                  ------------
                                                                        31,558
                                                                  ------------

 Transportation -- 0.5%
    1,152  Burlington Northern Santa Fe Corp.....................       31,231
      603  CSX Corp..............................................       21,310
      909  FedEx Corp.*..........................................       38,269
    1,124  Norfolk Southern Corp.................................       20,929
      753  Union Pacific Corp.+..................................       40,107
                                                                  ------------
                                                                       151,846
                                                                  ------------

 Trucking and Leasing -- 0.0%
      187  Ryder System, Inc.....................................        4,224
                                                                  ------------
           TOTAL COMMON STOCK(Cost -- $34,084,606)...............   30,143,454
                                                                  ------------
   Face
  Amount
 --------
 SHORT-TERM INVESTMENTS -- 3.0%
 U.S. TREASURY OBLIGATIONS -- 0.3%
 $100,000  U.S. Treasury Bills, 3.350% due 9/27/01 (Cost --
            $99,758).............................................       99,758
                                                                  ------------
 REPURCHASE AGREEMENT -- 2.7%
  833,000  J.P. Morgan Chase & Co., 3.630% due 9/4/01; Proceeds
            at maturity -- $833,336 (Fully collateralized by U.S.
            Treasury Notes, Bonds and Strips, 0.000% to 11.250%
            due 1/15/09 to 8/15/28; Market value -- $850,004)
            (Cost -- $833,000)...................................      833,000
                                                                  ------------
           TOTAL SHORT-TERM INVESTMENTS(Cost -- $932,758)........      932,758
                                                                  ------------
           TOTAL INVESTMENTS -- 100%(Cost -- $35,017,364**)......  $31,076,212
                                                                  ============

--------
 + All or a portion of this security is on loan (See Note 13).
 * Non-income producing security.
 # Security has been segregated as collateral for futures contracts commitments. ** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                Security                                        Value
------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 8.2%

U.S. Treasury Obligations -- 8.2%
$ 1,100,000           Federal Farm Credit Bank, Notes, 5.830% due 7/17/08.......................... $   1,131,625
                      U.S. Treasury Notes:
    300,000             5.750% due 11/15/05........................................................       316,125
    575,000             6.125% due 8/15/07.........................................................       620,730
  7,131,000             6.000% due 8/15/09.........................................................     7,676,949
    110,000             5.000% due 2/15/11.........................................................       110,756
  2,251,000             5.250% due 2/15/29.........................................................     2,182,232
                      U.S. Treasury Bonds:
  2,740,000             10.375% due 11/15/12.......................................................     3,552,574
  4,895,000             9.250% due 2/15/16.........................................................     6,824,315
 10,579,200           U.S. Treasury Inflation Indexed Bonds, 4.250% due 1/15/10....................    11,303,135
                                                                                                    -------------
                      TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS
                      (Cost -- $38,282,388)........................................................    33,718,441
                                                                                                    -------------
   Face
  Amount    Rating(a)
----------- ---------
CORPORATE BONDS AND NOTES -- 31.5%

Aerospace/Defense -- 0.6%
    455,000   AA-     Boeing Co., Debentures, 9.750% due 4/1/12....................................       574,438
                      Lockheed Martin, Corp.:
    175,000   BBB-      Company Guaranteed, 7.200% due 5/1/36......................................       185,281
    225,000   BBB-      Notes, 6.500% due 4/15/03..................................................       230,906
  1,450,000   BBB-    Raytheon Co., Notes, 6.300% due 3/15/05......................................     1,450,000
                                                                                                    -------------
                                                                                                        2,440,625
                                                                                                    -------------

Airlines -- 0.0%
    200,000   AAA     United Airlines, Pass Thru Certificates, 6.201% due 9/1/08...................       202,204
                                                                                                    -------------

Banking -- 3.8%
  1,030,000   A       Bank One Corp., Notes, 6.500% due 2/1/06.....................................     1,071,200
  1,000,000   NR      Banque National De Paris, Notes, 5.525% due12/29/49..........................       932,270
    725,000   NR      International Bank of Reconciliation & Development, Notes, 6.015% due 6/21/04       753,239
    495,000   A+      J.P. Morgan Chase & Co., Sub. Notes, 6.750% due 2/1/11.......................       514,181
    430,000   NR      Merita Bank, Sub. Notes, 7.500% due 12/29/49.................................       445,397
  1,000,000   A-      National Bank of Canada, Sub. Notes, 7.750% due 11/1/09......................     1,073,750
  2,525,000   A-      Nordbanken, Bonds, 8.950% due 11/29/49.......................................     2,835,633
    900,000   A+      Northern Trust Co., Sub. Notes, 6.300% due 3/7/11............................       920,250
  3,700,000   BBB     Skandinaviska Enskilda, Jr. Sub. Notes, 6.500% due 12/29/49..................     3,756,862
  1,800,000   A       Societe Generale, Sub. Notes, 6.665% due 10/29/49............................     1,751,490
  1,525,000   A+      U.S. Bank N.A., Notes, 5.625% due11/30/05....................................     1,538,344
                                                                                                    -------------
                                                                                                       15,592,616
                                                                                                    -------------

Biotechnology -- 0.1%
    375,000   AA-     Pharmacia Corp., Notes, 5.750% due 12/1/05...................................       383,906
                                                                                                    -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                              Security                                  Value
------------------------------------------------------------------------------------------------------

Chemicals -- 0.4%
$  900,000   A       Dow Chemical, Debentures, 5.970% due 1/15/09...................... $     905,625
   525,000   A       Union Carbide Corp., Notes, 6.250% due 6/15/03....................       539,438
                                                                                        -------------
                                                                                            1,445,063
                                                                                        -------------

Diversified Financial Services -- 5.4%
 1,100,000   AAA     AIG Sunamerica Global Finance II, Sr. Notes, 7.600% due 6/15/05...     1,197,625
   375,000   A       Bear Stearns Co. Inc., Notes, 7.800% due 8/15/07..................       409,688
 1,582,500   NR      Finova Group Inc., Notes, 7.500% due 11/15/09++...................     1,190,831
                     Ford Motor Credit Co., Notes:
 2,195,000   A         7.500% due 3/15/05..............................................     2,326,700
   425,000   A         7.600% due 8/1/05...............................................       451,563
   250,000   A         7.375% due 10/28/09.............................................       261,875
 3,680,000   A         7.375% due 2/1/11...............................................     3,854,800
                     General Motors Acceptance Corp., Notes:
   375,000   A         5.875% due 1/22/03..............................................       382,969
 1,300,000   A         3.985% due 7/21/03..............................................     1,298,375
 1,700,000   A         4.070% due 4/5/04...............................................     1,690,218
   250,000   A         5.850% due 1/14/09..............................................       242,813
   510,000   A         7.750% due 1/19/10..............................................       550,800
   650,000   A       ING Cap Funding Trust III, Company Guaranteed, 8.439% due 12/31/10       716,625
 1,400,000   BBB-    IOS Capital Inc., Notes, 9.750% due 6/15/04.......................     1,426,250
                     Lehman Brothers Holdings, Notes:
   300,000   A         4.220% due 4/4/03...............................................       300,750
 3,000,000   A         6.625% due 4/1/04...............................................     3,138,750
   720,000   A         6.250% due 5/15/06..............................................       738,900
   750,000   BBB     Osprey Trust, Secured Notes, 7.797% due 1/15/03...................       771,561
                     Verizon Global Funding Corp., Notes:
   350,000   A+        6.750% due 12/1/05..............................................       368,377
   600,000   A+        7.250% due 12/1/10..............................................       642,750
                                                                                        -------------
                                                                                           21,962,220
                                                                                        -------------

Electric -- 2.5%
 4,000,000   A       Central Maine Power Co., Notes, 7.430% due 8/25/03................     4,185,000
   825,000   BBB+    Dominion Resources Inc., Notes, 6.000% due 1/31/03................       842,531
   425,000   BBB     DTE Energy Co., Sr. Notes, 6.000% due 6/1/04......................       436,688
 1,000,000   AA-     Florida Power & Light, First Mortgage, 6.000% due 6/1/08..........     1,002,500
 2,000,000   BBB+    Niagara Mohawk Power Co., First Mortgage, 6.875% due 4/1/03.......     2,065,000
   175,000   BBB     NiSource Financial Inc., Company Guaranteed, 7.875% due 11/15/10..       193,375
   250,000   BBB     Progress Energy Inc., Sr. Notes, 6.750% due 3/1/06................       261,250
 1,500,000   BBB-    Sierra Pacific Resources Co., Sr. Notes, 4.360% due 4/20/03.......     1,452,167
                                                                                        -------------
                                                                                           10,438,511
                                                                                        -------------

Environmental Control -- 0.1%
   250,000   BBB     Waste Management Inc., Notes, 7.000% due 10/15/08.................       259,688
                                                                                        -------------

Food -- 0.1%
                     Kellog Co., Notes:
    95,000   BBB       6.000% due 4/1/06...............................................        96,781
   325,000   BBB       6.600% due 4/1/11...............................................       332,719
                                                                                        -------------
                                                                                              429,500
                                                                                        -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
----------------------------------------------------------------------------------------------------------

    Face
   Amount    Rating(a)                               Security                                   Value
----------------------------------------------------------------------------------------------------------

Forest Products and Paper -- 0.2%
$    725,000   BBB     International Paper Co., Notes, 8.000% due 7/8/03................... $     765,781
     225,000   A       Weyerhaeuser Co., Notes, 6.000% due 8/1/06..........................       227,531
                                                                                            -------------
                                                                                                  993,312
                                                                                            -------------

Insurance -- 1.4%
     340,000   A+      Allstate Corp., Sr. Notes, 7.875% due 5/1/05........................       370,175
   2,000,000   BBB+    American Financial Group, Debentures, 7.125% due 4/15/09............     1,900,000
   2,000,000   BB-     Conseco Inc., Notes, 8.750% due 2/9/04..............................     1,790,000
   1,000,000   BBB-    Fairfax Financial Holdings, Notes, 6.875% due 4/15/08...............       843,163
   1,000,000   BBB+    Lumbermens Mutual Casualty, Notes, 8.300% due 12/1/37...............       873,750
                                                                                            -------------
                                                                                                5,777,088
                                                                                            -------------

Media -- 0.9%
   1,300,000   BBB     Comcast Cable Communications, Corp., Sr. Notes, 6.750% due 1/30/11..     1,316,250
   1,000,000   BBB+    Time Warner Inc., Notes, 7.975% due 8/15/04.........................     1,085,000
                       Viacom Inc., Notes:
     750,000   A-        7.750% due 6/1/05.................................................       811,875
     400,000   A-        7.700% due 7/30/10................................................       440,500
                                                                                            -------------
                                                                                                3,653,625
                                                                                            -------------

Miscellaneous -- 0.4%
     260,815   AAA     Capital Asset Research Funding LP, Pass-Through, 5.905% due 12/15/05       259,928
     675,000   NR      IBM Corp., 6.000% due 11/30/04......................................       697,147
     575,000   A       Honeywell International, Notes, 7.500% due 3/1/10...................       628,188
                                                                                            -------------
                                                                                                1,585,263
                                                                                            -------------

Multi-National -- 0.3%
                       European Investment Bank, Notes:
     700,000   AAA       5.625% due 1/24/06................................................       719,985
     625,000   NR        4.875% due 9/6/06.................................................       621,656
                                                                                            -------------
                                                                                                1,341,641
                                                                                            -------------

Oil and Gas Producers -- 1.6%
     475,000   NR      Anadarko Finance Co., Company Guaranteed, 6.750% due 5/1/11.........       488,656
     500,000   A       Baker Hughes Inc., Notes, 6.000% due 2/15/09........................       502,500
     755,000   AA+     BP Amoco PLC, Debentures, 9.125% due 3/1/11.........................       928,650
     370,000   BBB     Coastal Corp., Notes, 6.200% due 5/15/04............................       374,163
                       Conoco Inc., Sr. Notes:
     425,000   BBB+      5.900% due 4/15/04................................................       434,563
     175,000   BBB+      6.350% due 4/15/09................................................       176,969
     600,000   BBB     Phillips Pete, Notes, 8.500% due 5/25/05............................       666,000
   2,600,000   BBB-    Valero Energy Corp., Notes, 7.375% due 3/15/06......................     2,762,500
                                                                                            -------------
                                                                                                6,334,001
                                                                                            -------------

Pharmaceuticals -- 0.7%
   2,825,000   AAA     Merck & Co. Inc., Notes, 5.760% due 5/3/07..........................     2,867,375
                                                                                            -------------

Pipelines -- 0.1%
     300,000   BBB     Kinder Morgan Inc., Notes, 6.450% due 3/1/03........................       307,500
                                                                                            -------------


                      See Notes to Financial Statements.

-

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
-------------------------------------------------------------------------------------------------------

    Face
   Amount    Rating(a)                             Security                                  Value
-------------------------------------------------------------------------------------------------------

Real Estate Investment Trust -- 5.2%
                       Colonial Realty LP, Notes:
$  1,500,000   BBB-      6.960% due 7/26/04............................................. $   1,545,000
   1,150,000   BBB-      8.050% due 7/15/06.............................................     1,217,563
     950,000   BBB+    EOP Operating LP, Notes, 7.375% due 11/15/03.....................       995,125
                       Highwoods Realty, Notes:
   2,000,000   BBB-      6.835% due 1/31/03.............................................     2,037,500
   1,000,000   BBB-      7.000% due 12/1/06.............................................     1,013,750
   4,800,000   BBB     HRPT Properties, Sr. Notes, 6.875% due 8/26/02...................     4,878,000
   2,000,000   A-      Kimco Realty Corp., Sr. Notes, 7.500% due 11/5/06................     2,115,000
   2,500,000   BBB     Simon Property Group Inc., Notes, 7.000% due 6/15/08.............     2,526,305
                       United Dominion Realty, Notes:
   2,500,000   BBB-      8.625% due 3/15/03.............................................     2,611,083
   1,000,000   BBB-      7.020% due 11/15/05............................................     1,002,500
     500,000   BBB-      7.950% due 7/12/06.............................................       518,125
   1,000,000   BBB-      7.250% due 1/15/07.............................................       994,677
                                                                                         -------------
                                                                                            21,454,628
                                                                                         -------------

Retail -- 0.3%
     600,000   A-      Kohls Corp., Notes, 6.300% due 3/1/11............................       606,750
     575,000   A-      Sears Roebuck Acceptance, Notes, 6.750% due 8/15/11..............       571,406
                                                                                         -------------
                                                                                             1,178,156
                                                                                         -------------

Sovereign Agency -- 4.8%
   5,200,000   NR      Fannie Mae, Notes, 5.500% due 2/15/06............................     5,330,000
                       Freddie Mac, Notes:
   2,400,000   NR        7.000% due 7/15/05.............................................     2,586,000
     550,000   NR        7.000% due 3/15/10.............................................       604,885
   1,000,000   NR        6.875% due 9/15/10.............................................     1,092,057
   2,300,000   NR        6.875% due 9/15/10.............................................     2,511,731
                       Small Business Administration:
   2,150,194   NR        7.700% due 7/1/16..............................................     2,292,644
   4,839,680   NR        7.590% due 1/1/20..............................................     5,170,329
                                                                                         -------------
                                                                                            19,587,646
                                                                                         -------------

Telecommunications -- 2.1%
     325,000   A       AT&T Corp., Notes, 6.000% due 3/15/09++..........................       316,063
   2,500,000   A-      British Telecom PLC, Notes, 5.185% due 12/15/03..................     2,547,430
   1,500,000   A-      France Telecom, Bonds, 8.500% due 3/1/31.........................     1,698,750
                       Qwest Capital Funding, Notes:
     625,000   BBB+      5.875% due 8/3/04..............................................       632,031
     120,000   BBB+      7.000% due 8/3/09..............................................       120,600
     750,000   BBB+    Qwest Communications International, Sr. Notes, 7.500% due 11/1/08       778,125
     425,000   BBB+    Qwest Corp., Notes, 7.200% due 11/1/04...........................       445,719
     950,000   BBB+    Sprint Capital Corp., Notes, 5.875% due 5/1/04...................       960,688
                       Worldcom, Inc., Notes:
     530,000   BBB+      7.375% due 1/15/06.............................................       549,875
     650,000   BBB+      8.250% due 5/15/10.............................................       694,688
                                                                                         -------------
                                                                                             8,743,969
                                                                                         -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
-------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                           Security                               Value
-------------------------------------------------------------------------------------------------

Transportation -- 0.5%
$   900,000   BBB+    Burlington North Santa Fe, Notes, 7.875% due 4/15/07........ $     985,500
    618,308   AAA     Fedex Corp., Notes, 6.720% due 1/15/22......................       629,345
    500,000   BBB     Norfolk Southern Corp., Notes, 7.050% due 5/1/37............       523,750
                                                                                   -------------
                                                                                       2,138,595
                                                                                   -------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $111,680,103)......................................   129,117,132
                                                                                   -------------
MUNICIPAL BOND INVESTMENTS -- 0.2%
  1,000,000   AAA     Houston, TX, Series A, 4.750% due 2/15/26 (Cost -- $936,690)       943,750
                                                                                   -------------
MORTGAGE-BACKED SECURITIES -- 54.6%

Federal Home Loan Mortgage (FHLMC) -- 1.4%
  1,264,690           7.500% due 4/1/30#..........................................     1,306,576
  4,553,941           Gold, 6.000% due 3/1/16 - 7/1/16#...........................     4,580,944
                                                                                   -------------
                                                                                       5,887,520
                                                                                   -------------

Federal National Mortgage Association (FNMA) -- 17.5%
  3,219,474           5.500% due 12/1/08..........................................     3,194,298
  4,008,458           6.500% due 5/1/08 - 1/1/09..................................     4,089,869
  2,825,827           6.000% due 3/1/11 - 6/1/16..................................     2,839,956
  2,198,461           7.000% due 3/1/12...........................................     2,266,459
    589,073           5.500% due 4/1/16...........................................       581,521
    398,089           6.190% due 4/1/16...........................................       402,189
    148,930           5.990% due 5/1/16...........................................       150,238
 49,000,000           6.000% due 10/18/16+........................................    49,091,630
    756,445           7.169% due 1/1/30...........................................       790,615
     49,562           6.250% due 3/1/30...........................................        50,199
  3,568,735           6.713% due 3/1/30...........................................     3,711,067
  1,289,117           8.500% due 8/1/30...........................................     1,357,595
  1,286,592           7.126% due 11/27/30+........................................     1,321,768
  2,000,000           6.000% due 9/17/31..........................................     1,967,500
                                                                                   -------------
                                                                                      71,814,904
                                                                                   -------------

Government National Mortgage Association (GNMA) -- 4.7%
                      GNMA I:
  2,557,383             6.500% due 6/15/08........................................     2,641,297
  4,872,179             8.500% due 1/15/30 - 10/15/30.............................     5,114,230
  2,713,387             9.000% due 7/15/30 - 9/15/30..............................     2,864,906
                      GNMA II:
  2,846,156             6.375% due 6/20/24 - 2/20/26..............................     2,902,313
  1,381,459             7.625% due 10/20/27.......................................     1,417,846
  4,065,160             7.000% due 11/20/29 - 5/20/30.............................     4,130,748
    120,372             8.000% due 3/20/30........................................       125,338
                                                                                   -------------
                                                                                      19,196,678
                                                                                   -------------

Collateralized Mortgage Obligation (CMO)# -- 31.0%
    525,000           1301 Avenue of The Americas Trust, 7.378% due 8/3/10........       559,617


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
----------------------------------------------------------------------------------------------------

   Face
  Amount                                     Security                                     Value
----------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligation (CMO)# -- 31.0% (continued)
              ABN AMRO Mortgage Corp.:
$ 2,000,000     6.300% due 5/25/29................................................... $   2,048,070
  1,041,087     7.750% due 2/25/30...................................................     1,066,735
  2,650,000   BA Mortgage Securities, Inc., 6.500% due 7/25/13.......................     2,732,402
  2,660,334   Bank of America Mortgage Securities, 7.500% due 4/25/30................     2,697,353
              Bear Stearns Adjustable Rate Mortgage Trust:
  3,965,030     7.482% due 12/25/30..................................................     4,011,290
  1,088,678     7.491% due 12/25/30..................................................     1,101,937
    890,325   Capco American Securitization Corp., 5.860% due 10/15/30...............       911,019
  2,000,000   Chase Commercial Mortgage Securities Corp., 7.370% due 6/19/29.........     2,106,200
  1,469,976   Chase Mortgage Finance Corp., 6.500% due 9/25/09.......................     1,481,640
              CMC Securities Corp. III:
  1,581,872     5.250% due 2/25/09...................................................     1,571,898
    693,740     6.881% due 11/25/23..................................................       696,208
  1,000,000   Conseco Finance, 8.150% due 2/15/31....................................     1,084,378
    485,000   DLJ Commercial Mortgage Acceptance Corp., 6.240% due 11/12/31..........       497,824
    730,000   DLJ Mortgage Acceptance Corp., 7.600% due 5/15/30......................       788,155
              Fannie Mae:
  2,050,000     4.450% due 1/25/22...................................................     2,040,414
  1,144,436     6.500% due 10/25/22..................................................     1,172,737
  3,336,723     7.000% due 4/25/24...................................................     3,394,412
  2,256,429     4.030% due 10/25/30..................................................     2,260,923
  2,043,687     6.500% due 5/25/31...................................................     1,949,973
  1,701,672   Fannie Mae Grantor Trust, 7.388% due 1/25/28...........................     1,735,706
    900,000   First Plus Home Loan Trust, 7.330% due 8/10/20.........................       931,411
    560,000   First Union-Lehman Brothers Commercial Mortgage, 6.650% due 11/18/29...       586,773
              Freddie Mac:
    863,183     15.693% due 7/15/15..................................................       930,344
  3,000,000     6.500% due 8/15/17...................................................     3,032,138
    382,523     7.000% due 4/15/23...................................................       396,430
  2,862,762     6.500% due 2/15/30...................................................     2,941,817
  1,104,804     8.000% due 5/15/30...................................................     1,176,841
  3,500,000   G-Wing Ltd., 6.380% due 11/6/11........................................     3,500,000
  1,423,798   GE Capital Mortgage Services Inc., 6.500% due 12/25/23.................     1,462,846
  2,352,871   Government National Mortgage Association 2000-35 F, 4.180% due 12/16/25     2,361,247
              Green Tree Financial Corp.:
    202,184     6.420% due 11/15/28..................................................       202,342
    675,000     6.970% due 5/1/31....................................................       713,140
  2,000,000   GS Mortgage Securities Corp. II, 6.624% due 5/3/18.....................     2,078,796
              Independent National Mortgage Corp.:
  3,626,912     7.875% due 9/25/24...................................................     3,715,318
  2,788,561     7.000% due 3/25/26...................................................     2,837,667
  1,425,385   LB-UBS Commercial Mortgage Trust, 6.410% due 12/15/19..................     1,476,941
              Merrill Lynch Mortgage Investors, Inc., Notes:
  1,135,000     8.467% due 6/25/22...................................................     1,182,639
  1,398,760     6.540% due 12/10/29..................................................     1,423,129
  1,555,000   Mortgage Capital Funding, Inc., 7.900% due 2/15/06.....................     1,692,415
    700,000   Nissan Auto Receivables Owner Trust, 5.350% due 10/15/06...............       710,801
  2,513,547   PHH Mortgage Services Corp., 1997-4 A2, 7.229% due 11/18/19............     2,549,679
  1,395,526   PNC Mortgage Securities Corp., 2000-8 1A1, 7.750% due 11/25/30.........     1,412,634
  1,000,000   Republic Bank Home Loan Owner Trust, 6.580% due 7/25/16................     1,007,731
    440,859   Residential Accredit Loans, Inc., 8.000% due 10/25/28..................       449,762


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
-------------------------------------------------------------------------------------------------

   Face
  Amount                                    Security                                   Value
-------------------------------------------------------------------------------------------------

Collateralized Mortgage Obligation (CMO)# -- 31.0% (continued)
$  1,397,844   Residential Asset Mortgage Products, Inc., 8.000% due 3/25/30...... $   1,468,731
   2,200,301   Residential Asset Securities Corp., 6.600% due 6/25/20.............     2,213,706
   1,000,000   Residential Funding Mortgage Securities, Inc., 7.000% due 10/25/27.     1,037,505
   1,130,469   Ryland Mortgage Securities Corp., 7.520% due 10/25/31..............     1,130,469
   1,529,450   Saxon Mortgage Securities Corp., 1993-2 F1, 7.250% due 3/25/08.....     1,549,295
               Small Business Administration Participation Certificates:
   3,666,967     6.150% due 11/1/13...............................................     3,725,568
   1,168,315     6.850% due 10/1/15...............................................     1,209,288
   2,270,392     6.650% due 11/1/15...............................................     2,333,936
   5,543,324     7.190% due 12/1/19...............................................     5,861,243
               Small Business Investment Cos.:
   6,959,039     7.540% due 8/10/09...............................................     7,594,728
   7,740,504     8.017% due 2/10/10...............................................     8,383,311
   3,500,000     7.452% due 9/1/10................................................     3,783,946
               Structured Asset Securities Corp.:
   1,694,099     8.383% due 4/25/27...............................................     1,724,120
   2,000,000     8.000% due 7/25/30...............................................     2,111,173
   1,175,000   Toyota Auto Receivables Owner Trust, 7.210% due 4/15/07............     1,247,040
     900,000   Union Acceptance Corp., 7.440% due 4/10/06.........................       952,110
   2,751,369   United Mortgage Securities Corp., 7.230% due 6/25/32...............     2,865,115
   3,136,198   Washington Mutual, 6.604% due 10/19/39.............................     3,081,314
                                                                                   -------------
                                                                                     126,954,330
                                                                                   -------------
               TOTAL MORTGAGED-BACKED SECURITIES
               (Cost -- $225,551,725).............................................   223,853,432
                                                                                   -------------
REGIONAL GOVERNMENT OBLIGATIONS -- 0.1%
     250,000   Quebec Province, 7.485% due 3/2/26 (Cost -- $270,103)..............       273,438
                                                                                   -------------

 Contracts
-------------
PURCHASED OPTIONS -- 0.0%
               Euro Dollar Future:
     820,000     Put @ $93.25, Expire 9/01........................................         2,050
     345,000     Put @ $93.50, Expire 12/01.......................................         1,725
                                                                                   -------------
               TOTAL PURCHASED OPTIONS
               (Cost -- $8,327)...................................................         3,775
                                                                                   -------------

   Face
  Amount
-------------
COMMERCIAL PAPER -- 3.5%
$    400,000   Abbot Laboratory 4-2, Discount Notes, 3.500% due 9/20/01...........       399,262
   4,200,000   BellSouth 4-2 Priv., 3.480% due 9/28/01............................     4,189,038
     800,000   Federal Home Loan Mortgage Corp., 3.460% due 10/12/01..............       796,773
   7,100,000   Gannett Co., 3.610% due 9/11/01....................................     7,092,880
     600,000   General Electric Capital Corp., Discount Notes, 3.670% due 12/26/01       592,905
   1,100,000   Halifax PLC, 3.560% due 9/26/01....................................     1,097,281
                                                                                   -------------
               TOTAL COMMERCIAL PAPER
               (Cost -- $14,168,132)..............................................    14,168,139
                                                                                   -------------
               SUB-TOTAL INVESTMENTS
               (Cost -- $390,897,468).............................................   402,078,107
                                                                                   -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Intermediate Fixed Income Investments
-----------------------------------------------------------------------------------

    Face
   Amount                             Security                           Value
-----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.9%

U.S. TREASURY BILLS -- 0.1%
               U.S. Treasury Bills:
$     45,000    3.325% due 10/18/01.................................. $     44,804
     500,000    3.383% due 10/18/01..................................      497,792
                                                                      ------------
               TOTAL U.S. TREASURY BILLS
               (Cost -- $542,596)....................................      542,596
                                                                      ------------

REPURCHASE AGREEMENT -- 1.8%
   7,368,000   J.P. Morgan Chase & Co., 3.630% due 9/4/01; Proceeds
                at maturity -- $7,370,972; (Fully collateralized by
                U.S. Treasury Notes, Bonds and Strips, 0.000% to
                11.250% due 1/15/09 to 8/15/28; Market value --
                $7,515,360) (Cost -- $7,368,000).....................    7,368,000
                                                                      ------------
               TOTAL SHORT-TERM INVESTMENTS
               (Cost -- $7,910,596)..................................    7,910,596
                                                                      ------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $398,808,064**).............................. $409,988,703
                                                                      ============

--------
(a)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investor's
   Service, Inc.
 + Security is traded on a "to be announced" basis (See Note 11).
 ++All or a portion of this security is on loan (See Note 13).
 # Security has been segregated as collateral for futures contracts commitments. ** Aggregate cost for Federal tax purposes is substantially the same.

   See page 103 for definitions of ratings.

Schedule of Options Written
August 31, 2001

Intermediate Fixed Income Investments
-----------------------------------------------------------------------------------------------------

Contracts                                                          Expiration Strike Price  Value
-----------------------------------------------------------------------------------------------------
    82      Euro Dollar Future....................................  6/17/02      $95.75    $(31,773)
   108      Euro Dollar Future....................................  6/17/02       96.00     (60,752)
                                                                                           --------
            TOTAL OPTIONS WRITTEN
            (Premiums received -- $131,580).......................                         $(92,525)
                                                                                           ========


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Long-Term Bond Investments
----------------------------------------------------------------------------------------

   Face
  Amount                                    Security                           Value
----------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS AND AGENCIES -- 44.5%

U.S. Treasury Obligations -- 30.0%
                     U.S. Treasury Notes:
$1,240,000            5.000% due 2/15/11................................... $ 1,248,519
 4,940,000            6.125% due 11/15/27 #................................   5,388,848
    20,000            5.250% due 11/15/28..................................      19,387
   440,000            6.125% due 8/15/29...................................     481,628
 5,900,000            6.250% due 5/15/30 #.................................   6,601,038
 3,000,000            5.375% due 2/15/31...................................   3,003,510
 4,500,000           U.S. Treasury Notes, Stripped Principal Payment only,
                      zero coupon due 1/15/21..............................   1,422,720
                                                                            -----------
                                                                             18,165,650
                                                                            -----------

U.S. Government Agencies -- 14.5%
 8,120,000           Federal Home Loan Mortgage Corp., 6.750% due 3/15/31..   8,800,050
                                                                            -----------
                     TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES
                     (Cost -- $26,349,129).................................  26,965,700
                                                                            -----------

   Face
  Amount   Rating(a)
---------- ---------
CORPORATE BONDS AND NOTES -- 41.0%

Aerospace/Defense -- 3.0%
   500,000   AA-     Boeing Co., Debentures, 7.250% due 6/15/25............     540,625
   720,000   BBB-    Lockheed Martin Corp., Bonds, 8.500% due 12/1/29......     842,400
   500,000   BBB-    Raytheon Co., Debentures, 6.400% due 12/15/18.........     447,500
                                                                            -----------
                                                                              1,830,525
                                                                            -----------

Agriculture -- 0.9%
   500,000   A-      Philip Morris Cos., Inc., Debentures, 7.750% due
                      1/15/27..............................................     524,375
                                                                            -----------

Auto Manufacturers -- 2.8%
   360,000   A-      DaimlerChrysler NA Holding Corp., Company Guaranteed,
                      8.500% due 1/18/31...................................     400,500
 1,310,000   A       Ford Motor Co., Notes, 7.450% due 7/16/31.............   1,295,263
                                                                            -----------
                                                                              1,695,763
                                                                            -----------

Banking -- 6.2%
   575,000   A       Bank of America Corp., Sub. Notes, 6.800% due 3/15/28.     563,500
 1,000,000   A-      Bank One Corp., Sub. Debentures, 8.000% due 4/29/27...   1,125,000
 1,350,000   AAA     International Bank of Reconstruction & Development,
                      Debentures, 8.250% due 9/1/16........................   1,633,500
   400,000   A+      Wells Fargo Bank NA, Sub. Notes, 6.450% due 2/1/11....     410,000
                                                                            -----------
                                                                              3,732,000
                                                                            -----------

Beverages -- 1.8%
   650,000   A+      Anheuser-Busch Cos., Inc., Debentures, 6.800% due
                      8/20/32..............................................     673,563
   400,000   A-      Pepsi Bottling Group Inc., Sr. Notes, 7.000% due
                      3/1/29...............................................     420,000
                                                                            -----------
                                                                              1,093,563
                                                                            -----------

Chemicals -- 1.8%
   510,000   A       Dow Chemical Co., Debentures, 7.375% due 11/1/29......     547,814
   500,000   A-      Rohm & Haas Co., Debentures, 7.850% due 7/15/29.......     545,000
                                                                            -----------
                                                                              1,092,814
                                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Long-Term Bond Investments
--------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                               Security                                   Value
--------------------------------------------------------------------------------------------------------

Computer Services -- 1.3%
$   475,000   A+      Electronic Data Systems Corp., Notes, 7.450% due 10/15/29............ $   508,250
    300,000   A+      International Business Machines Corp., Debentures, 6.500% due 1/15/28     296,250
                                                                                            -----------
                                                                                                804,500
                                                                                            -----------

Environmental Control -- 0.5%
    338,000   BBB     Waste Management Inc., Sr. Notes, 7.000% due 7/15/28.................     322,368
                                                                                            -----------

Financial Services -- 2.1%
    625,000   A       Ford Motor Credit Co., Notes, 7.375% due 10/28/09....................     654,688
    400,000   A       General Motors Acceptance Corp., Notes, 7.250% due 3/2/11............     420,000
    180,000   A+      Verizon Global Funding Corp., Bonds, 7.750% due 12/1/30+.............     198,450
                                                                                            -----------
                                                                                              1,273,138
                                                                                            -----------

Food -- 3.4%
    400,000   A+      Archer-Daniels-Midland Co., Debentures, 7.500% due 3/15/27...........     432,000
  1,130,000   A+      Bestfoods, Notes, 6.625% due 4/15/28.................................   1,118,700
    500,000   NR      Kellogg Co., Bonds, 7.450% due 4/1/31+...............................     528,750
                                                                                            -----------
                                                                                              2,079,450
                                                                                            -----------

Insurance -- 3.3%
    350,000   BBB     Ace Capital Trust II, Company Guaranteed, 9.700% due 4/1/30..........     427,000
    500,000   AA-     Loews Corp., Sr. Notes, 7.625% due 6/1/23............................     495,000
  1,000,000   A-      Nationwide CSN Trust, Notes, 9.875% due 2/15/25+.....................   1,050,000
                                                                                            -----------
                                                                                              1,972,000
                                                                                            -----------

Media -- 2.4%
    500,000   BBB+    AOL Time Warner Inc., Bonds, 7.625% due 4/15/31......................     523,750
    775,000   BBB-    News America Holdings, Company Guaranteed, 9.250% due 2/1/13.........     906,750
                                                                                            -----------
                                                                                              1,430,500
                                                                                            -----------

Retail -- 0.9%
    500,000   AA      Wal-Mart Stores, Notes, 7.550% due 2/15/30...........................     569,375
                                                                                            -----------

Sovereign -- 3.2%
    600,000   A+      Quebec Province, Debentures, 7.500% due 9/15/29......................     670,500
    654,000   BBB+    Republic of Poland, PDI, 6.000% due 10/27/14.........................     647,051
    500,000   BB+     United Mexican States, Bonds, 11.500% due 5/15/26....................     627,875
                                                                                            -----------
                                                                                              1,945,426
                                                                                            -----------

Telecommunications -- 5.3%
    560,000   A-      British Telecom PLC, Bonds, 8.625% due 12/15/30......................     648,900
    100,000   A-      France Telecom, Bonds, 8.500% due 3/1/31+............................     113,250
    500,000   BBB-    Marconi Corp. PLC, Bonds, 8.375% due 9/15/30.........................     329,375
  1,000,000   A+      New York Telephone Co., Debentures, 6.700% due 11/1/23...............     961,250
  1,100,000   BBB+    WorldCom, Inc. - WorldCom Group, Bonds, 8.250% due 5/15/31...........   1,127,500
                                                                                            -----------
                                                                                              3,180,275
                                                                                            -----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Long-Term Bond Investments
--------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                   Security                      Value
--------------------------------------------------------------------------------

Transportation -- 2.1%
$   450,000   BBB     Consolidated Rail Corp., Debentures, 7.875%
                       due 5/15/43................................ $    470,813
    425,000   BBB     Norfolk Southern Corp., Bonds, 7.800% due
                       5/15/27....................................      457,936
    340,000   BBB-    Union Pacific Corp., Debentures, 6.625% due
                       2/1/29.....................................      323,425
                                                                   ------------
                                                                      1,252,174
                                                                   ------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $23,682,878).......................   24,798,246
                                                                   ------------
ASSET-BACKED SECURITIES -- 2.3%
  1,300,000   AAA     PSE&G Transition Funding LLC, 6.890% due
                       12/15/17 (Cost -- $1,299,583)..............    1,382,142
                                                                   ------------
COMMERCIAL PAPER -- 1.1%
    700,000           Federal National Mortgage Association,
                       3.430% due 2/21/02 # (Cost -- $688,462)....      688,462
                                                                   ------------
                      SUB-TOTAL INVESTMENTS
                      (Cost -- $52,020,052).......................   53,834,550
                                                                   ------------
REPURCHASE AGREEMENT -- 11.1%
  6,742,000           J.P. Morgan Chase & Co., 3.630% due 9/4/01;
                       Proceeds at maturity -- $6,744,719; (Fully
                       collateralized by U.S. Treasury Notes,
                       Bonds and Strips, 0.000% to 11.250% due
                       1/15/09 to 8/15/28; Market value --
                       $6,879,621) (Cost -- $6,742,000)...........    6,742,000
                                                                   ------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $58,762,052**).....................  $60,576,550
                                                                   ============

--------
(a)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 # Securities are segregated as collateral for futures contracts commitment. ** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 103 for definitions of ratings and certain security descriptions.

          Schedule of Options Written
          August 31, 2001


                                      Long-Term Bond Investments
                                      -----------------------------


Contracts                                         Expiration Strike Price  Value
------------------------------------------------------------------------------------
73        UST 10 Year Note Call..................  12/1/01      $107.0    $(83,265)
51        UST 10 Year Note Put...................  12/1/01       102.0      (9,563)
22        UST 10 Year Note Put...................  12/1/01       103.0      (6,875)
                                                                          --------
          TOTAL OPTIONS WRITTEN
          (Premiums received -- $117,473)........                         $(99,703)
                                                                          ========


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Municipal Bond Investments
-----------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                        Security                           Value
-----------------------------------------------------------------------------------------

Arizona -- 6.6%
                     Arizona Student Loan Acquisition Authority Revenue,
                      Series A-1:
$1,000,000   Aaa*     5.650% due 5/1/14.................................... $  1,071,250
 1,000,000   Aaa*     5.750% due 5/1/15....................................    1,071,250
                                                                            ------------
                                                                               2,142,500
                                                                            ------------

Florida -- 6.4%
 1,000,000   AA+     Florida State Board of Education Capital Outlay,
                      Public Education GO, Series A,
                      5.250% due 6/1/17....................................    1,035,000
 1,000,000   AAA     Tampa Bay, FL Water Utilities System Revenue, Series
                      A, 5.125% due 10/1/17................................    1,030,000
                                                                            ------------
                                                                               2,065,000
                                                                            ------------

Hawaii -- 3.3%
 1,000,000   AA-     Maui County, Hawaii GO, Series A, 5.500% due 3/1/15...    1,076,250
                                                                            ------------

Illinois -- 9.7%
 2,000,000   AAA     Chicago, IL Board of Education GO, School Reform
                      Board, Series A, FGIC-Insured, 5.250% due 12/1/20....    2,120,000
 1,000,000   AA      Illinois State GO, First Series, 5.375% due 8/1/25....    1,023,750
                                                                            ------------
                                                                               3,143,750
                                                                            ------------

Indiana -- 7.1%
 1,200,000   AA-     Indiana Bond Bank Special Project-Hendricks, Series B,
                      6.125% due 2/1/17....................................    1,275,000
 1,000,000   AA-     Indiana Health Facility Financing Authority Hospital
                      Revenue, Series A, 5.750% due 9/1/15.................    1,041,940
                                                                            ------------
                                                                               2,316,940
                                                                            ------------

Iowa -- 4.3%
 1,250,000   AAA     Des Moines Iowa Public Parking System Revenue, Series
                      A, 5.750% due 6/1/13.................................    1,381,250
                                                                            ------------

Kentucky -- 4.1%
                     Kentucky State Property and Buildings Reform Project,
                      Series A:
   200,000   AAA      5.000% due 8/1/17....................................      205,406
 1,105,000   AAA      5.000% due 8/1/18....................................    1,131,244
                                                                            ------------
                                                                               1,336,650
                                                                            ------------

Massachusetts -- 3.3%
 1,000,000   AA-     Massachusetts State Consolidated Loan GO, Series C,
                      5.250% due 8/1/14....................................    1,060,000
                                                                            ------------

Michigan -- 6.8%
 1,105,000   AAA     Michigan Municipal Board Authority Revenue, Drinking
                      Water Revolving Foundation, 5.000% due 10/1/22.......    1,107,762
 1,000,000   AAA     Michigan State House of Representatives, Certificate
                      Participation, 5.250% due 8/15/14....................    1,086,250
                                                                            ------------
                                                                               2,194,012
                                                                            ------------

Minnesota -- 5.7%
 1,000,000   AAA     Minnesota Public Facilities Authority, Water PCR,
                      Series B, 5.125% due 3/1/13..........................    1,055,000
   750,000   AAA     Southern Minnesota Municipal Power Agency Power Supply
                      System Revenue, Pre-Refunded, Series A, 5.750% due
                      1/1/18...............................................      788,438
                                                                            ------------
                                                                               1,843,438
                                                                            ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Municipal Bond Investments
----------------------------------------------------------------------------------------

  Face
 Amount   Rating(a)                        Security                           Value
----------------------------------------------------------------------------------------

Mississippi -- 0.3%
$ 100,000   Aa3*    Perry County Mississippi PCR, (VRDN Leaf River Forest
                     Project), 2.550% due 3/1/02.......................... $    100,000
                                                                           ------------

Missouri -- 3.1%
1,000,000   Aaa*    St. Louis Missouri Municipal Finance Corp. Leasehold
                     Revenue, City Justice Center, Series A, 4.750% due
                     2/15/17..............................................    1,003,750
                                                                           ------------

Nevada -- 3.9%
1,220,000   AAA     Nevada State University of Nevada Revenue, Community
                     College System, FSA-Insured, 5.2500% due 7/1/16......    1,277,950
                                                                           ------------

New Jersey -- 3.2%
1,000,000   AA      New Jersey State Transportation Trust Fund Authority,
                     Series A, 5.125% due 6/15/15.........................    1,042,500
                                                                           ------------

New York -- 10.2%
1,000,000   AAA     New York, NY City Municipal Water Finance Authority,
                     VRDN Water & Sewer System Revenue, Series A, 2.400%
                     due 6/15/25..........................................    1,000,000
1,000,000   AAA     New York, NY GO, Series F, MBIA-Insured, 5.250% due
                     8/1/15...............................................    1,055,000
   50,000   AAA     New York, NY GO, VRDN Series H, 2.450% due 8/1/14.....       50,000
1,100,000   AAA     New York State Urban Development Corporate Revenue,
                     Series A, 5.250% due 1/1/14..........................    1,201,750
                                                                           ------------
                                                                              3,306,750
                                                                           ------------

Pennsylvania -- 3.1%
1,000,000   AAA     Pennsylvania State Norwin School District, Series A,
                     5.000% due 4/1/21....................................    1,008,750
                                                                           ------------

Tennessee -- 4.3%
1,170,000   AAA     Memphis-Shelby County, TN Airport Authority Revenue,
                     Series D, AMBAC-Insured, 5.875% due 3/1/16...........    1,285,537
  100,000   Aaa*    Sevier County, Tennessee Public Building Authority,
                     VRDN, 2.500% due 6/1/20..............................      100,000
                                                                           ------------
                                                                              1,385,537
                                                                           ------------

Texas -- 7.9%
1,380,000   AAA     Grapevine, TX GO, FGIC-Insured, 5.700% due 8/15/16....    1,488,675
1,000,000   AAA     Texas State Department of Housing & Community Affairs
                     Residential Mortgage Revenue, Series A, 6.200% due
                     7/1/19...............................................    1,059,772
                                                                           ------------
                                                                              2,548,447
                                                                           ------------

Wisconsin -- 6.7%
1,000,000   Aaa*    Sun Prairie Wisconsin Area School District GO,
                     FGIC-Insured, 5.625% due 4/1/16......................    1,073,750
1,000,000   AA-     Wisconsin State Petroleum Inspection Fee Revenue,
                     Series A, 6.000% due 7/1/12..........................    1,100,058
                                                                           ------------
                                                                              2,173,808
                                                                           ------------
                    TOTAL INVESTMENTS -- 100%(Cost -- $30,698,905**)......  $32,407,282
                                                                           ============

--------
(a)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   See page 103 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Mortgage Backed Investments
--------------------------------------------------------------------

       Face
      Amount                      Security                 Value
--------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 97.8%

Federal Home Loan Mortgage Corporation (FHLMC) -- 40.0%
                    FHLMC:
$   134,421           10.000% due 4/1/09 - 10/1/09...... $  147,569
     57,800           10.250% due 11/1/03 - 2/1/10......     63,845
    250,880           9.000% due 12/1/04 - 7/1/11.......    265,273
     38,540           11.500% due 10/1/15...............     44,527
     28,036           7.500% due 6/1/16.................     29,315
    361,121           9.500% due 10/1/08 - 8/1/16.......    386,203
    656,010           8.000% due 8/1/08 - 6/1/17........    690,161
  1,348,420           8.500% due 12/1/06 - 7/1/17.......  1,427,311
                    Gold:
     45,546           9.500% due 4/1/10.................     48,692
    369,740           8.500% due 9/1/08 - 2/1/18........    390,552
  4,740,406           7.500% due 12/1/12 - 5/1/25.......  4,938,079
  2,800,215           8.000% due 5/1/06 - 12/1/26.......  2,950,558
  5,800,848           7.000% due 5/1/12 - 9/2/28........  5,981,331
  6,295,622           6.000% due 10/1/27 - 1/1/29.......  6,240,859
 13,203,519           6.500% due 2/1/11 - 5/1/29........ 13,396,705
                                                         ----------
                                                         37,000,980
                                                         ----------

Federal National Mortgage Association (FNMA) -- 25.8%
  1,433,505           5.500% due 11/1/08................  1,445,145
    476,384           9.000% due 8/1/02 - 4/1/09........    509,472
     90,760           10.750% due 10/1/12...............    101,367
     10,411           12.500% due 6/1/15................     11,977
  2,000,000           5.500% due 9/20/16 (a)............  1,972,500
    418,482           8.500% due 6/1/06 - 4/1/17........    440,677
      5,654           10.000% due 1/1/21................      6,296
    162,782           9.500% due 12/1/01 - 11/1/21......    176,965
  1,318,319           8.000% due 9/1/02 - 12/1/22.......  1,386,513
  3,872,044           7.000% due 1/1/24 - 12/1/26.......  3,987,383
  3,636,855           6.500% due 3/1/09 - 5/1/28........  3,702,325
  7,203,031           6.000% due 9/1/08 - 9/1/28........  7,239,100
  2,839,065           7.500% due 12/1/06 - 2/1/30.......  2,955,674
                                                         ----------
                                                         23,935,394
                                                         ----------

Government National Mortgage Association (GNMA) -- 22.7%
                    GNMA I:
     49,557           11.000% due 7/15/10 - 9/15/10.....     55,706
     66,411           9.000% due 10/15/16...............     72,450
    113,659           9.500% due 12/15/16 - 8/15/19.....    126,245
  1,748,235           8.000% due 1/15/14 - 8/15/23......  1,846,868
    431,533           8.500% due 6/15/25 - 7/15/27......    459,692
  1,806,903           7.500% due 8/15/27 - 9/15/27......  1,878,041
  7,030,595           7.000% due 4/15/23 - 3/15/28......  7,245,238
  3,766,069           6.000% due 1/15/29 - 6/15/29......  3,741,639
                    GNMA II:
    556,157           7.000% due 11/20/16...............    575,967
    551,963           8.500% due 6/20/16 - 1/20/17......    591,201
    314,806           9.000% due 4/20/17 - 11/20/21.....    341,788
  4,018,267           6.500% due 12/20/23 - 5/20/24.....  4,068,499
                                                         ----------
                                                         21,003,334
                                                         ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Mortgage Backed Investments
--------------------------------------------------------------------------------

   Face
  Amount                           Security                           Value
--------------------------------------------------------------------------------

Collateralized Mortgage Obligations (CMO) -- 9.3%
$ 2,069,918 FHR 1620 PJ, 6.000% due 1/15/22....................... $  2,127,555
  2,693,538 FHR 2104 JM, 6.500% due 12/15/23......................      461,844
  2,392,503 FHR 2178 PB, 7.000% due 8/15/29.......................    2,481,290
  2,431,847 FNR 1997-63 PE, 7.000% due 3/18/26....................      399,347
    850,000 FULBA 1998 - C2, 6.560% due 11/18/08..................      890,667
  2,480,243 SAMI 1998-9, 6.250% due 11/25/28......................    2,274,854
                                                                   ------------
                                                                      8,635,557
                                                                   ------------
            TOTAL MORTGAGE-BACKED SECURITIES(Cost -- $88,362,938).   90,575,265
                                                                   ------------
REPURCHASE AGREEMENT -- 2.2%
  2,075,000 J.P. Morgan Chase & Co., 3.630% due 9/4/01; Proceeds
             at maturity -- $2,075,837; (Fully collateralized by
             U.S. Treasury Notes, Bonds and Strips, 0.000% to
             11.250% due 1/15/09 to 8/15/28; Market value --
             $2,116,500)
             (Cost -- $2,075,000).................................    2,075,000
                                                                   ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $90,437,938*)................................  $92,650,265
                                                                   ============

--------
(a)Security is traded on a "to-be-announced" basis (See Note 11).
 * Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                   Security                                        Value
------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 86.7%

Aerospace and Defense Equipment -- 0.9%
$ 2,290,000   BB      Sequa Corp., Sr. Notes, 9.000% due 8/1/09.................................... $   2,341,525
                                                                                                    -------------

Auto Parts and Equipment -- 1.4%
    640,000   B       Collins & Aikman Products, Company Guaranteed, 11.500% due 4/15/06...........       647,200
  1,310,000   B       Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09 (b)(c)...........     1,254,325
  1,775,000   B-      Hayes Lemmerz International Inc., Company Guaranteed, 11.875% due 6/15/06 (b)     1,668,500
                                                                                                    -------------
                                                                                                        3,570,025
                                                                                                    -------------

Banks -- 0.4%
  1,000,000   B+      Cho Hung Bank, Sr. Sub. Notes, 11.875% due 4/1/10 (b)........................     1,059,240
                                                                                                    -------------

Biotechnology and Drugs -- 0.2%
    585,000   BB-     Amerisource Bergen Corp., Sr. Notes, 8.125% due 9/1/08 (b)...................       605,475
                                                                                                    -------------

Casinos and Gaming -- 6.2%
  1,630,000   B-      Ameristar Casinos Inc., Sr. Sub. Notes, 10.750% due 2/15/09..................     1,746,137
    675,000   B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11.........................       702,000
  1,210,000   BB-     Boyd Gaming Corp., Sr. Notes, 9.250% due 8/1/09 (b)(c).......................     1,231,175
  1,155,000   BB+     Harrah's Operating Co., Inc., Company Guaranteed, 7.875% due 12/15/05........     1,198,312
  3,790,000   BB-     Mandalay Resort Group, Sr. Sub. Notes, 10.250% due 8/1/07 (c)................     4,083,725
                      MGM Mirage Inc., Company Guaranteed:
    575,000   BB+       9.750% due 6/1/07..........................................................       631,062
  1,100,000   BB+       8.375% due 2/1/11..........................................................     1,153,625
                      Mohegan Tribal Gaming Authority, Sr. Sub. Notes:
  1,155,000   BB-       8.750% due 1/1/09..........................................................     1,208,419
    175,000   BB-       8.375% due 7/1/11 (b)......................................................       180,250
  2,950,000   BB+     Park Place Entertainment, Sr. Sub. Notes, 9.375% due 2/15/07.................     3,160,188
    600,000   B+      Sun International Hotels Ltd., Sr. Sub. Notes, 8.875% due 8/15/11 (b)........       603,000
                                                                                                    -------------
                                                                                                       15,897,893
                                                                                                    -------------

Chemicals -- 5.5%
    585,000   BB-     Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11 (b)..........................       606,937
  2,400,000   B       Avecia Group PLC, Company Guaranteed, 11.000% due 7/1/09.....................     2,460,000
    870,000   BBB-    Equistar Chemicals LP/Equistar Fund, Sr. Notes, 10.125% due 9/1/08 (b).......       883,050
  1,655,000   BB-     Georgia Gulf Corp., Company Guaranteed, 10.375% due 11/1/07 (c)..............     1,737,750
  2,370,000   B       Huntsman ICI Chemicals, Company Guaranteed, 10.125% due 7/1/09...............     2,287,050
                      Lyondell Chemical Co.:
                        Secured, Series A:
  1,500,000   BB         9.625% due 5/1/07.........................................................     1,533,750
  3,100,000   BB         9.875% due 5/1/07.........................................................     3,146,500
    360,000   B+        Sr. Sub. Notes, 10.875% due 5/1/09.........................................       357,300
  1,500,000   CCC+    Philipp Brothers Chemicals Inc., Company Guaranteed, 9.875% due 6/1/08.......       982,500
                                                                                                    -------------
                                                                                                       13,994,837
                                                                                                    -------------

Commercial Services -- 1.3%
  1,000,000   BBB-    Avis Group Holding Inc., Company Guaranteed, 11.000% due 5/1/09..............     1,145,000
  1,280,000   B-      Concentra Operating Corp., Company Guaranteed, 13.000% due 8/15/09...........     1,388,800
  1,000,000   B-      Worldwide Flight Service, Sr. Notes, 12.250% due 8/15/07.....................       805,000
                                                                                                    -------------
                                                                                                        3,338,800
                                                                                                    -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
-------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                 Security                                     Value
-------------------------------------------------------------------------------------------------------------

Construction Services -- 1.8%
$ 1,575,000   BB      D.R. Horton Inc., Company Guaranteed, 8.000% due 2/1/09................. $   1,559,250
  1,150,000   NR      Meritage Corp., Sr. Notes, 9.750% due 6/1/11 (b)........................     1,178,750
  1,725,000   B-      Schuler Homes, Inc., Sr. Sub. Notes, 10.500% due 7/15/11 (b)(c).........     1,781,063
                                                                                               -------------
                                                                                                   4,519,063
                                                                                               -------------

Cosmetics and Toiletries -- 0.4%
    505,000   B-      Armkel LLC, Sr. Sub. Notes, 9.500% due 8/15/09 (b)......................       520,150
    610,000   NR      Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11 (b)........       631,350
                                                                                               -------------
                                                                                                   1,151,500
                                                                                               -------------

Distribution - Wholesale -- 0.2%
    585,000   BB+     Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08 (b)...............       564,525
                                                                                               -------------

Electric Utilities -- 6.3%
  5,420,000   BB      AES Corp., Sr. Notes, 9.375% due 9/15/10................................     5,582,600
  5,645,000   BB+     Calpine Canada Energy Finance LLC, Company Guaranteed, 8.500% due 5/1/08     5,729,675
    885,000   BB-     Mission Energy Holding Co., Secured, 13.500% due 7/15/08 (b)............       924,825
  1,500,000   BBB     PG&E National Energy Group, Notes, 10.375% due 5/16/11 (b)..............     1,600,425
  2,000,000   BBB-    PSE&G Energy Holdings Inc., Sr. Notes, 10.000% due 10/1/09..............     2,240,000
                                                                                               -------------
                                                                                                  16,077,525
                                                                                               -------------

Electronics -- 1.0%
  1,000,000   C*      Pacific Aerospace & Electric, Company Guaranteed, 11.250% due 8/1/05....       445,000
  1,000,000   B-      Packard Bioscience Co., Sr. Sub. Notes, 9.375% due 3/1/07...............     1,047,500
  1,495,000   B-      Viasystems Inc., Sr. Sub. Notes, 9.750% due 6/1/07 (c)..................     1,001,650
                                                                                               -------------
                                                                                                   2,494,150
                                                                                               -------------

Environmental Control -- 0.3%
                      Metal Management Inc., Company Guaranteed:
  1,000,000   NR        12.750% due 6/15/04...................................................       705,000
  1,000,000   NR        10.000% due 5/15/08...................................................        65,000
                                                                                               -------------
                                                                                                     770,000
                                                                                               -------------

Fabricated Plastic and Rubber -- 0.5%
  1,090,000   B       Applied Extrusion Technologies Inc., Sr. Notes, 10.750% due 7/1/11 (b)..     1,149,950
                                                                                               -------------

Financial Services - Diversified -- 0.8%
  2,308,000   NR      Finova Group Inc., Notes, 7.500% due 11/15/09 (c).......................     1,736,770
  2,000,000   D       Russell-Stanley Holdings Inc., Company Guaranteed, 10.875% due 2/15/09..       230,000
                                                                                               -------------
                                                                                                   1,966,770
                                                                                               -------------

Food -- 1.1%
    370,000   B-      Del Monte Corp., Sr. Sub. Notes, 9.250% due 5/15/11 (b).................       384,800
  1,000,000   B       Pantry Inc., Company Guaranteed, 10.250% due 10/15/07...................     1,002,500
    473,000   CCC     Pueblo Xtra International, Sr. Notes, 9.500% due 8/1/03.................        92,235
    500,000   Caa1*   RAB Enterprises Inc., Company Guaranteed, 10.500% due 5/1/05............       297,500
     95,787   NR      SFC Sub Inc., Debentures, 11.000% due 12/15/09..........................             9
  1,000,000   B-      Stater Brothers Holdings, Sr. Notes, 10.750% due 8/15/06................     1,013,750
                                                                                               -------------
                                                                                                   2,790,794
                                                                                               -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
--------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                              Security                                   Value
--------------------------------------------------------------------------------------------------------

Healthcare -- 3.3%
$ 2,600,000   BB+     HCA - The Healthcare Co., Notes, 7.875% due 2/1/11................. $   2,736,500
  2,345,000   B-      Iasis Healthcare Corp., Company Guaranteed, 13.000% due 10/15/09...     2,391,900
  1,200,000   BB+     Tenet Healthcare Corp., Sr. Notes, 7.625% due 6/1/08...............     1,299,000
                      Triad Hospitals Inc., Company Guaranteed:
    560,000   NR        8.750% due 5/1/09 (b)............................................       585,200
    735,000   B-        11.000% due 5/15/09..............................................       812,175
    590,000   B-      Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11 (b)       611,388
                                                                                          -------------
                                                                                              8,436,163
                                                                                          -------------

Holding Companies -- 1.6%
  1,240,000   B+      Lone Star Technologies, Sr. Sub. Notes, 9.000% due 6/1/11 (b)......     1,165,600
  1,209,000   B+      Peabody Energy Corp., Company Guaranteed, 9.625% due 5/15/08.......     1,293,630
  1,600,000   B-      Werner Holding Co. Inc., Company Guaranteed, 10.000% due 11/15/07..     1,568,000
                                                                                          -------------
                                                                                              4,027,230
                                                                                          -------------

Hotels and Motels -- 1.1%
  1,265,000   B       Extended Stay America, Inc., Sr. Sub. Notes, 9.875% due 6/15/11 (b)     1,285,556
  1,500,000   B+      Intrawest Corp., Sr. Notes, 10.500% due 2/1/10.....................     1,578,750
                                                                                          -------------
                                                                                              2,864,306
                                                                                          -------------

Housewares -- 1.0%
  1,500,000   Ca*     Frank's Nursery & Crafts, Sr. Sub. Notes, 10.250% due 3/1/08.......       270,000
  1,510,000   B       Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (c)...............     1,608,150
    775,000   B-      Sealy Mattress Co., Sr. Sub. Notes, 9.875% due 12/15/07 (b)........       780,813
                                                                                          -------------
                                                                                              2,658,963
                                                                                          -------------

Insurance -- 0.5%
  1,100,000   BB-     Conseco Inc., Notes, 8.750% due 2/9/04.............................       984,500
    270,000   B+      Willis Corroon Corp., Company Guaranteed, 9.000% due 2/1/09........       280,800
                                                                                          -------------
                                                                                              1,265,300
                                                                                          -------------

Iron and Steel -- 0.4%
    460,000   BB      AK Steel Corp., Sr. Notes, 9.125% due 12/15/06.....................       474,950
    605,000   BB      United States Steel LLC, Company Guaranteed, 10.750% due 8/1/08 (b)       611,050
                                                                                          -------------
                                                                                              1,086,000
                                                                                          -------------

Machinery - Diversified -- 0.5%
  1,200,000   B       Flowserve Corp., Company Guaranteed, 12.250% due 8/15/10...........     1,278,000
                                                                                          -------------

Manufacturing - Miscellaneous -- 2.0%
  1,000,000   CCC+    Aqua Chemical Inc., Sr. Sub. Notes, 11.250% due 7/1/08.............       700,000
  1,220,000   B       Dresser Inc., Sr. Sub. Notes, 9.375% due 4/15/11 (b)(c)............     1,256,600
  1,235,000   B       Hexcel Corp., Sr. Sub. Notes, 9.750% due 1/15/09 (c)...............     1,191,775
  1,000,000   B-      Roller Bearing Co. America, Company Guaranteed, 9.625% due 6/15/07.       916,250
  1,000,000   B-      Transdigm Inc., Company Guaranteed, 10.375% due 12/1/08............       990,000
                                                                                          -------------
                                                                                              5,054,625
                                                                                          -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                   Security                                        Value
------------------------------------------------------------------------------------------------------------------

Media -- 11.6%
                      Adelphia Communications, Sr. Notes:
$ 3,530,000   B+        10.875% due 10/1/10........................................................ $   3,596,187
    125,000   B+        10.250% due 6/15/11........................................................       122,344
  1,160,000   B-      Allbritton Communications Co., Sr. Sub. Notes, 8.875% due 2/1/08.............     1,174,500
                      Charter Communications Holdings LLC, Sr. Notes:
  5,430,000   B+        10.750% due 10/1/09 (b)....................................................     5,864,400
  1,890,000   B+        10.000% due 5/15/11 (b)....................................................     1,941,975
  4,415,000   B+        Step bond to yield 11.089% due 5/15/11.....................................     2,671,075
                      Echostar DBS Corp., Sr. Notes:
    500,000   B+        9.250% due 2/1/06..........................................................       512,500
  5,110,000   B+        9.375% due 2/1/09..........................................................     5,295,237
                      Fox Family Worldwide Inc.:
  2,730,000   B         Sr. Notes, 9.250% due 11/1/07..............................................     2,975,700
  1,600,000   B         Step bond to yield 9.680% due 11/1/07......................................     1,580,000
    300,000   CCC     Jones International Networks Ltd., Company Guaranteed, 11.750% due 7/1/05....       232,500
  2,265,000   B-      LIN Holdings Corp., Sr. Discount Notes, step bond to yield 11.448% due 3/1/08     1,812,000
  1,155,000   B+      Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (b)...................     1,215,638
    800,000   B-      Paxson Communications Corp., Sr. Sub. Notes, 10.750% due 7/15/08 (b).........       832,000
                                                                                                    -------------
                                                                                                       29,826,056
                                                                                                    -------------

Metals and Mining -- 1.5%
  1,260,000   B-      Commonwealth Industries Co., Sr. Sub. Notes, 10.750% due 10/1/06.............     1,171,800
  1,125,000   B       Euramax International PLC, Sr. Sub. Notes, 11.250% due 10/1/06...............       961,875
    500,000   B+      Golden Northwest Aluminum, Company Guaranteed, 12.000% due 12/15/06..........       217,500
  1,500,000   B       Ormet Corp., Company Guaranteed, 11.000% due 8/15/08 (b).....................     1,192,500
  3,000,000   NR      Republic Tech/RTI Capital, Sr. Notes, 13.750% due 7/15/09....................       300,000
                                                                                                    -------------
                                                                                                        3,843,675
                                                                                                    -------------

Oil and Gas Operations -- 6.0%
  1,405,000   CCC-    Belden & Blake Corp., Company Guaranteed, 9.875% due 6/15/07.................     1,180,200
  1,875,000   B+      Chesapeake Energy Corp., Company Guaranteed, 8.125% due 4/1/11(c)............     1,832,812
  1,500,000   B       Crown Central Petroleum, Sr. Notes, 10.875% due 2/1/05.......................     1,190,625
    760,000   BB      EOTT Energy Partners, Company Guaranteed, 11.000% due 10/1/09................       813,200
  1,862,000   B       Key Energy Services Inc., Company Guaranteed, Series B, 14.000% due 1/15/09..     2,169,230
  1,400,000   B-      Mission Resources Corp., Company Guaranteed, 10.875% due 4/1/07..............     1,393,000
  1,350,000   B+      Parker Drilling Co., Sub. Notes, 9.750% due 11/15/06.........................     1,360,125
  2,460,000   BB      Pride International, Inc., Sr. Notes, 9.375% due 5/1/07 (c)..................     2,579,925
    605,000   B-      Range Resources Corp., Company Guaranteed, 8.750% due 1/15/07................       592,900
    500,000   BB-     Vintage Petroleum, Sr. Sub. Notes, 9.750% due 6/30/09........................       542,500
  1,500,000   BB-     Western Gas Resources, Company Guaranteed, 10.000% due 6/15/09...............     1,608,750
    150,000   B+      XTO Energy Inc., Sr. Sub. Notes, 8.750% due 11/1/09..........................       156,750
                                                                                                    -------------
                                                                                                       15,420,017
                                                                                                    -------------

Packaging and Containers -- 6.0%
  1,414,000   CCC+    Amtrol Inc., Sr. Sub. Notes, 10.625% due 12/31/06............................     1,166,550
    800,000   B-      Fonda Group, Inc., Sr. Sub. Notes, 9.500% due 3/1/07.........................       704,000
                      Owens-Illinois Inc., Sr. Notes:
    515,000   B+        7.850% due 5/15/04 (c).....................................................       453,200
    860,000   B+        7.800% due 5/15/18.........................................................       640,700
  1,500,000   BB-     Packaging Corp. of America, Company Guaranteed, 9.625% due 4/1/09............     1,631,250
  1,180,000   B+      Plastipak Holdings Inc., Sr. Notes, 10.750% due 9/1/11 (b)...................     1,197,700


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
----------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                               Security                                    Value
----------------------------------------------------------------------------------------------------------

Packaging and Containers -- 6.0% (continued)
$ 3,110,000   B-      Riverwood International Corp., Company Guaranteed, 10.625% due 8/1/07 $   3,249,950
                      Stone Container Corp., Sr. Notes:
  1,475,000   B         9.250% due 2/1/08..................................................     1,548,750
  4,525,000   B         9.750% due 2/1/11..................................................     4,768,219
                                                                                            -------------
                                                                                               15,360,319
                                                                                            -------------

Painting Products -- 0.4%
  1,000,000   B       Resolution Performance Inc., Sr. Sub. Notes, 13.500% due 11/15/10....     1,085,000
                                                                                            -------------

Paper and Related Products -- 1.0%
  2,425,000   B+      Doman Industries Ltd., Sr. Notes, 12.000% due 7/1/04.................     2,328,000
    275,000   BB      Norske Skog Canada Ltd., Sr. Notes, 8.625% due 6/15/11 (b)...........       282,563
                                                                                            -------------
                                                                                                2,610,563
                                                                                            -------------

Personal Services -- 1.2%
                      Service Corp. International, Sr. Notes:
    100,000   BB-       6.300% due 3/15/03.................................................        94,500
  1,010,000   BB-       6.000% due 12/15/05................................................       861,025
    520,000   BB-       6.500% due 3/15/08.................................................       430,300
  1,235,000   BB-       7.700% due 4/15/09 (c).............................................     1,055,925
    510,000   B+      Stewart Enterprises, Inc., Sr. Sub. Notes, 10.750% due 7/1/08 (b)....       540,600
                                                                                            -------------
                                                                                                2,982,350
                                                                                            -------------

Printing and Publishing -- 1.1%
  1,195,000   BB-     Primedia, Inc., Sr. Notes, 8.875% due 5/15/11 (b)....................     1,111,350
  1,695,000   BB-     Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11 (b)..............     1,737,375
                                                                                            -------------
                                                                                                2,848,725
                                                                                            -------------

Real Estate Investment Trusts -- 2.8%
                      Felcor Lodging LP.:
    150,000   BB        Company Guaranteed, 9.500% due 9/15/08.............................       154,500
  1,225,000   BB        Notes, 9.500% due 9/15/08 (b)......................................     1,261,750
    385,000   BB        Sr. Notes, 8.500% due 6/1/11 (b)...................................       372,487
  1,620,000   BB      Host Marriott LP., Sr. Notes, 9.250% due 10/1/07.....................     1,676,700
  1,180,000   BB+     Istar Financial Inc., Sr. Notes, 8.750% due 8/15/08..................     1,196,225
  2,360,000   B+      LNR Property Corp., Sr. Sub. Notes, 10.500% due 1/15/09..............     2,424,900
                                                                                            -------------
                                                                                                7,086,562
                                                                                            -------------

Recreational Activities -- 1.4%
                      Six Flags, Inc., Sr. Notes:
  1,250,000   B         9.750% due 6/15/07.................................................     1,293,750
    480,000   B         9.500% due 2/1/09 (b)..............................................       494,400
  1,585,000   B         Step bond to yield 9.871% due 4/1/08...............................     1,363,100
    500,000   B       Vail Resorts Inc., Company Guaranteed, 8.750% due 5/15/09............       497,500
                                                                                            -------------
                                                                                                3,648,750
                                                                                            -------------

Retail -- 0.4%
    740,000   B-      Rite Aid Corp., Sr. Notes, 11.250% due 7/1/08 (b)(c).................       780,700
    500,000   CCC+    Syratech Corp., Sr. Notes, 11.000% due 4/15/07.......................       217,500
                                                                                            -------------
                                                                                                  998,200
                                                                                            -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
---------------------------------------------------------------------------------------------------------------------------------

   Face
  Amount    Rating(a)                                           Security                                               Value
---------------------------------------------------------------------------------------------------------------------------------

Savings and Loans -- 0.5%
$ 1,275,000   BBB-    Dime Bancorp Inc., Sr. Notes, 9.000% due 12/19/02........................................... $   1,340,344
                                                                                                                   -------------

Sovereign -- 1.1%
  2,350,000   BB+     United Mexican States, Bonds, 11.375% due 9/15/16...........................................     2,849,375
                                                                                                                   -------------

Telecommunications -- 9.6%
  1,260,000   B       American Cellular Corp., Company Guaranteed, 9.500% due 10/15/09............................     1,168,650
  1,360,000   B3*     Dobson/Sygnet Communications, Sr. Notes, 12.250% due 12/15/08 (c)...........................     1,421,200
  1,525,000   B       Filtronic PLC, Sr. Notes, 10.000% due 12/1/05...............................................     1,181,875
  2,240,000   BB      Global Crossing Holdings Ltd., Company Guaranteed, 8.700% due 8/1/07........................     1,360,800
  1,195,000   B-      Innova S. DE R.L., Sr. Notes, 12.875% due 4/1/07 (c)........................................     1,145,706
  1,100,000   CCC+    Level 3 Communication, Sr. Discount Notes, 11.000% due 3/15/08..............................       558,250
  1,000,000   B-      McCaw International Ltd., Sr. Discount Notes, step bond to yield 13.701% due 4/15/07........       275,000
    480,000   CCC+    McLeodUSA, Inc., Sr. Notes, 11.375% due 1/1/09..............................................       259,200
  1,575,000   B3*     Microcell Telecommunications Inc., Sr. Discount Notes, step bond to yield 19.813% due 6/1/06     1,173,375
                      Nextel Communications, Sr. Discount Notes:
  2,785,000   B         9.375% due 11/15/09.......................................................................     2,151,413
    310,000   B         9.500% due 2/1/11.........................................................................       237,150
    675,000   B-      Nextel International Inc., Sr. Discount Notes, 12.750% due 8/1/10...........................       224,438
              CCC+    Nextel Partners, Inc., Sr. Notes, 11.000% due 3/15/10.......................................     1,132,450
    500,000   B+      Price Communications Wireless Inc., Company Guaranteed, 9.125% due 12/15/06.................       522,500
                      TeleCorp PCS, Inc., Company Guaranteed:
  1,645,000   B3*       10.625% due 7/15/10 (c)...................................................................     1,554,525
  2,645,000   B3*       Step bond to yield 13.048% due 4/15/09....................................................     1,686,187
    745,000   B-      Time Warner Telecom Inc., Sr. Notes, 10.125% due 2/1/11.....................................       674,225
                      Tritel PCS, Inc., Company Guaranteed:
  1,270,000   B3*       10.375% due 1/15/11.......................................................................     1,149,350
    930,000   B3*       Step bond to yield 14.007% due 5/15/09....................................................       576,600
                      Triton PCS Holdings, Inc., Company Guaranteed:
    600,000   B-        9.375% due 2/1/11.........................................................................       606,000
  2,120,000   B-        Step bond to yield 11.051% due 5/1/08.....................................................     1,823,200
  2,500,000   A-      Voicestream Wireless, Sr. Discount Notes, 10.375% due 11/15/09..............................     2,887,500
                      Williams Communication Group, Sr. Notes:
    890,000   CCC+      11.700% due 8/1/08........................................................................       409,400
    790,000   CCC+      11.875% due 8/1/10........................................................................       363,400
                                                                                                                   -------------
                                                                                                                      24,542,394
                                                                                                                   -------------

Transportation -- 0.4%
  1,000,000   B+      Statia Terminals, First Mortgage, Series B, 11.750% due 11/15/03............................     1,045,000
                                                                                                                   -------------

Waste Management Services -- 3.0%
                      Allied Waste North America, Company Guaranteed:
  1,735,000   BB-       8.875% due 4/1/08 (b).....................................................................     1,830,425
  5,590,000   B+        10.000% due 8/1/09........................................................................     5,869,500
                                                                                                                   -------------
                                                                                                                       7,699,925
                                                                                                                   -------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $229,925,477)......................................................................   222,149,914
                                                                                                                   -------------
CONVERTIBLE BONDS -- 0.1%
    720,000   B       Nextel Communications Inc., Sr. Notes, 5.250% due 1/15/10 (Cost -- $541,742)................       422,100
                                                                                                                   -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


High Yield Investments
-------------------------------------------------------------------------------------

  Shares                               Security                            Value
-------------------------------------------------------------------------------------
COMMON STOCK -- 0.0%
    144,546     Phase Metrics Inc., Class A Shares (d)................ $      50,591
     12,388     Safelite Glass Corp., Class B Shares (d)..............        14,370
        837     Safelite Realty Corp. (d).............................           971
                                                                       -------------
                TOTAL COMMON STOCK(Cost -- $3,198,764)................        65,932
                                                                       -------------
PREFERRED STOCK -- 3.5%
     12,300     Adelphia Communications, 13.000%......................     1,146,975
     22,578     CSC Holdings Inc., 11.125%............................     2,410,202
     15,000     Global Crossing Holdings Ltd., 10.500% (c)............       603,750
      1,937     Intermedia Communications Inc., 13.500% (d)...........     2,124,506
     25,050     Sovereign REIT, 12.000% (b)...........................     2,573,888
         36     XO Communications Inc., 14.000% (d)...................           315
                                                                       -------------
                TOTAL PREFERRED STOCK(Cost -- $9,359,083).............     8,859,636
                                                                       -------------

 Warrants
-----------
WARRANTS -- 0.1%
        482     Harborside Healthcare Corp., Expire 8/1/09 (d)........           844
      1,250     Jostens Inc., Expire 5/1/10 (d).......................        22,656
      2,000     Key Energy Services Inc., Expire 1/15/09 (d)..........       141,000
      2,000     Motient Corp., Expire 4/1/08 (d)......................         1,250
      2,500     O'Sullivan Industries Inc., Expire 10/15/09 (d).......           875
      3,000     Republic Technologies, Expire 7/15/09 (d).............            30
     30,358     Safelite Glass Corp., Class A Shares, Expire 9/29/06
                 (d)..................................................             0
     20,238     Safelite Glass Corp., Class B Shares, Expire 9/29/06
                 (d)..................................................             0
      1,000     Worldwide Flight Service, Expire 8/15/07 (d)..........            10
                                                                       -------------
                TOTAL WARRANTS
                (Cost -- $68,548).....................................       166,665
            -                                                          -------------
                SUB-TOTAL INVESTMENTS(Cost -- $243,093,614)...........   231,664,247
                                                                       -------------

   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 9.6%
$24,515,000     Morgan Stanley Dean Witter & Co., 3.630% due 9/4/01;
                 Proceeds at maturity -- $24,524,888; (Fully
                 collateralized by U.S. Treasury Notes 6.375% due
                 4/30/02 to 8/15/02; Market value -- $25,127,950)
                 (Cost -- $24,515,000)................................    24,515,000
                                                                       -------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $267,608,614**)..............................  $256,179,247
                                                                       =============

--------
(a)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(b)Security is exempt under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)All or a portion of this security is on loan (See Note 13).
(d)Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

   See page 103 for definitions of ratings.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
-------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                 Security                                        Value
-------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 9.4%
                     U.S. Treasury Notes:
$2,166,000             6.000% due 8/15/09............................................................ $  2,331,829
   440,000             5.250% due 2/15/29............................................................      426,558
    30,000             6.250% due 5/15/30 (a)........................................................       33,565
   800,000           U.S. Treasury Strip (Principal), due 8/15/20....................................      274,320
                                                                                                      ------------
                     TOTAL U.S. TREASURY OBLIGATIONS
                     (Cost -- $2,927,835)............................................................    3,066,272
                                                                                                      ------------

   Face
  Amount   Rating(b)
---------- ---------
CORPORATE BONDS AND NOTES -- 36.7%

Aerospace/Defense -- 0.3%
    20,000   AA-     The Boeing Co., Debentures, 7.250% due 6/15/25..................................       21,625
    25,000   BBB-    Lockheed Martin Corp., Bonds, 8.500% due 12/1/29................................       29,250
    50,000   BB      Sequa Corp., Sr. Notes, 9.000% due 8/1/09.......................................       51,125
                                                                                                      ------------
                                                                                                           102,000
                                                                                                      ------------

Auto Manufacturers -- 2.1%
                     DaimlerChrysler N.A. Holdings Corp., Company Guaranteed, Notes:
    25,000   A-        6.900% due 9/1/04.............................................................       26,281
   325,000   A-        8.000% due 6/15/10............................................................      353,844
    20,000   A-        8.500% due 1/18/31............................................................       22,250
   300,000   A-        Series MTNC, 4.010% due 9/16/02...............................................      299,250
                                                                                                      ------------
                                                                                                           701,625
                                                                                                      ------------

Auto Parts and Equipment -- 0.2%
    20,000   B       Dura Operating Corp., Company Guranteed, Series B, 9.000% due 5/1/09 (a)........       19,150
    40,000   B-      Hayes Lemmerz International Inc., Company Guaranteed, 11.875% due 6/15/06 (b)(c)       37,600
    20,000   BBB     Visteon Corp., Sr. Notes, 8.250% due 8/1/10.....................................       21,500
                                                                                                      ------------
                                                                                                            78,250
                                                                                                      ------------

Building - Residential/Commercial -- 0.3%
    35,000   BB      D.R. Horton Inc., Company Guaranteed, 8.000% due 2/1/09.........................       34,650
    25,000   NR      Meritage Corp., Sr. Notes, 9.750% due 6/1/11 (c)................................       25,625
    35,000   B-      Schuler Homes, Sr. Sub. Notes, 10.500% due 7/15/11 (a)(c).......................       36,138
                                                                                                      ------------
                                                                                                            96,413
                                                                                                      ------------

Casino Hotels -- 0.4%
    35,000   B-      Ameristar Casinos Inc., Company Guaranteed, 10.750% due 2/15/09.................       37,494
    25,000   BB-     Boyd Gaming Corp., Sr. Notes, 9.250% due 8/1/09 (a)(c)..........................       25,437
    25,000   BB+     Harrahs Operating Co. Inc., Company Guaranteed, 7.875% due 12/15/05.............       25,937
    35,000   BB+     MGM Mirage, Company Guaranteed, 8.375% due 2/1/11...............................       36,706
                                                                                                      ------------
                                                                                                           125,574
                                                                                                      ------------

Chemicals -- 1.0%
    10,000   BB-     Airgas Inc., Sr. Sub. Notes, 9.125% due 10/1/11 (c).............................       10,375
    25,000   A       Dow Chemical Co., Debentures, 7.375% due 11/1/29................................       26,844
    25,000   AA-     Du Pont, Debentures, 6.500% due 1/15/28.........................................       24,938
    20,000   BBB-    Equistar Chemical/Funding, Sr. Notes, 10.125% due 9/1/08 (c)....................       20,300
    30,000   BB-     Georgia Gulf Corporation, Company Guaranteed, 10.375% due 11/1/07...............       31,500


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------

  Face
 Amount  Rating(b)                                Security                                  Value
-----------------------------------------------------------------------------------------------------

Chemicals -- 1.0% (continued)
$ 50,000   B       Huntsman ICI Chemicals, Company Guaranteed, 10.125% due 7/1/09........ $   48,250
 150,000   BB      Lyondell Chemical Co., Secured, Series A, 9.625% due 5/1/07...........    153,375
                                                                                          ----------
                                                                                             315,582
                                                                                          ----------

Coatings/Paintings -- 0.0%
  15,000   B       Resolution Performance, Sr. Sub. Notes, 13.500% due 11/15/10..........     16,275
                                                                                          ----------

Commercial Services -- 1.6%
 500,000   BBB     Cendant Corp., Notes, 7.750% due 12/1/03..............................    523,125
                                                                                          ----------

Computer Services -- 0.1%
  45,000   A+      Electronic Data Systems, Notes, 7.450% due 10/15/29...................     48,150
                                                                                          ----------

Computers -- 0.1%
  20,000   A+      IBM Corp., Debentures, 7.125% due 12/1/96.............................     20,075
                                                                                          ----------

Containers - Paper/Plastic -- 0.5%
  25,000   B+      Plastipak Holdings, Sr. Notes, 10.750% due 9/1/11 (c).................     25,375
 150,000   B       Stone Container Corp., Sr. Notes, 9.250% due 2/1/08...................    157,500
                                                                                          ----------
                                                                                             182,875
                                                                                          ----------

Consumer Products -- Miscellaneous -- 0.1%
  25,000   B       Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10......................     26,625
                                                                                          ----------

Distribution/Wholesale -- 0.0%
  10,000   BB+     Ingram Micro Inc., Sr. Sub. Notes, 9.875% due 8/15/08 (c).............      9,650
                                                                                          ----------

Diversified Financial Services -- 3.3%
  60,000   A       Ford Motor Co., Notes, 7.450% due 7/16/31.............................     59,325
                   Ford Motor Credit Co.:
 450,000   A         Bonds, 7.375% due 2/1/11............................................    471,375
 350,000   A         Notes, 7.500% due 3/15/05...........................................    371,000
 150,000   A+      Goldman Sachs Group Inc., Sr. Unsubordinated Notes, 7.500% due 1/28/05    160,500
                                                                                          ----------
                                                                                           1,062,200
                                                                                          ----------

Electric -- 2.6%
 175,000   BB      AES Corp., Sr. Notes, 9.500% due 6/1/09...............................    181,125
  20,000   BB-     Mission Energy Holdings, Secured, 13.500% due 7/15/08 (c).............     20,900
 150,000   BBB-    PSE&G Energy Holdings, Sr. Notes, 10.000% due 10/1/09.................    168,000
 430,000   AAA     Tennessee Valley Authority, Bonds, 6.750% due 11/1/25.................    460,100
                                                                                          ----------
                                                                                             830,125
                                                                                          ----------

Finance - Investment -- 3.0%
  10,000   B-      Armkel Financial LLC, Sr. Sub. Notes, 9.500% due 8/15/09 (c)..........     10,300
 400,000   BBB-    IOS Capital Inc., Notes, 9.750% due 6/15/04...........................    407,500
 500,000   A       Lehman Brothers Holdings Inc., Notes, 8.250% due 6/15/07..............    557,500
                                                                                          ----------
                                                                                             975,300
                                                                                          ----------

Food -- 0.1%
  25,000   A-      Pepsi Bottling Group Inc., Sr. Notes, 7.000% due 3/1/29...............     26,250
                                                                                          ----------

Forest Products and Paper -- 0.4%
 125,000   BB+     Tembec Industries Inc., Company Guaranteed, 8.500% due 2/1/11.........    130,625
                                                                                          ----------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
----------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(b)                                   Security                                       Value
----------------------------------------------------------------------------------------------------------------

Funeral Service and Related Items -- 0.1%
                     Service Corp. International, Notes:
$    5,000   BB-       6.500% due 3/15/08......................................................... $      4,137
     5,000   BB-       7.700% due 4/15/09 (a).....................................................        4,275
    10,000   B+      Stewart Enterprises, Sr. Sub. Notes, 10.750% due 7/1/08 (c)..................       10,600
                                                                                                   ------------
                                                                                                         19,012
                                                                                                   ------------

Gambling -- 0.1%
    15,000   B+      Argosy Gaming Co., Sr. Sub. Notes, 9.000% due 9/1/11.........................       15,600
                     Mohegan Tribal Gaming, Sr. Sub. Notes:
    25,000   BB-       8.750% due 1/1/09..........................................................       26,156
     5,000   BB-       8.375% due 7/1/11 (c)......................................................        5,150
                                                                                                   ------------
                                                                                                         46,906
                                                                                                   ------------

Healthcare Services -- 3.5%
    10,000   BB-     Amerisource Bergen Corp., Sr. Notes, 8.125% due 9/1/08 (c)...................       10,350
   150,000   BB+     HCA - The Healthcare Co., Sr. Notes, 7.875% due 2/1/11.......................      157,875
   750,000   BBB+    Health Care Properties, Notes, 7.050% due 1/15/02............................      753,750
    50,000   B-      IASIS Healthcare Corp., Company Guaranteed, 13.000% due 10/15/09.............       51,000
   150,000   B-      Triad Hospitals Inc., Company Guaranteed, 8.750% due 5/1/09 (c)..............      156,750
    10,000   B-      Vanguard Health Systems, Sr. Sub. Notes, 9.750% due 8/1/11 (c)...............       10,362
                                                                                                   ------------
                                                                                                      1,140,087
                                                                                                   ------------

Hotels -- 0.1%
    25,000   B       Extended Stay America, Sr. Sub. Notes, 9.875% due 6/15/11 (c)................       25,406
                                                                                                   ------------

Insurance -- 0.1%
    20,000   AA-     Loews Corp., Sr. Notes, 7.625% due 6/1/23....................................       19,800
                                                                                                   ------------

Life/Health Insurance -- 0.1%
    25,000   BB-     Conseco Inc., Notes, 8.750% due 2/9/04.......................................       22,375
                                                                                                   ------------

Lodging -- 0.4%
   125,000   BB-     Mandalay Resort Group, Sr. Sub. Notes, Series B, 10.250% due 8/1/07 (a)......      134,687
                                                                                                   ------------

Media -- 2.4%
   150,000   B+      Adelphia Communications, Sr. Notes, 10.875% due 10/1/10......................      152,813
    25,000   B-      Albritton Communications, Sr. Sub. Debentures, Series B, 9.750% due 11/30/07.       26,250
   200,000   B+      Charter Communications Holdings, Sr. Notes, 10.000% due 5/15/11 (c)..........      205,500
   150,000   B+      Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09.............................      155,437
                     Fox Family Worldwide Inc.:
   150,000   B         Notes, 9.250% due 11/1/07..................................................      163,500
    10,000   B         Sr. Discount Notes, step bond to yield 10.250% due 11/1/07.................        9,875
    45,000   B-      LIN Holdings Corp., Sr. Discount Notes, step bond to yield 10.000% due 3/1/08       36,000
    20,000   B+      MediaCom Broadband LLC, Sr. Notes, 11.000% due 7/15/13 (c)...................       21,050
    20,000   B-      Paxson Communications, Sr. Sub. Notes, 10.750% due 7/15/08 (c)...............       20,800
                                                                                                   ------------
                                                                                                        791,225
                                                                                                   ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(b)                              Security                                  Value
------------------------------------------------------------------------------------------------------

Money Center Banks -- 2.8%
                     Bank of America Corp., Sub. Notes:
$  700,000   A         7.800% due 2/15/10.............................................. $     770,875
    25,000   A         6.800% due 3/15/28..............................................        24,500
   100,000   A       National Westminster Bank, Sub. Notes, 7.750% due 4/29/49.........       106,750
                                                                                        -------------
                                                                                              902,125
                                                                                        -------------

Multimedia -- 0.1%
    25,000   BBB-    News America Holdings, Debentures, 7.750% due 12/1/45.............        24,031
                                                                                        -------------

Non-Hazardous Waste Disposal -- 0.5%
                     Allied Waste North American, Company Guranteed:
    35,000   BB-       8.875% due 4/1/08 (c)...........................................        36,925
   120,000   B+        Series B, 10.000% due 8/1/09....................................       126,000
    20,000   BBB     Waste Management Inc., Company Guranteed, 7.375% due 5/15/29......        19,850
                                                                                        -------------
                                                                                              182,775
                                                                                        -------------

Oil and Gas Drilling -- 0.0%
    10,000   BB      Pride International Inc., Sr. Notes, 9.375% due 5/1/07 (a)........        10,487
                                                                                        -------------

Oil Comp - Integrated -- 0.1%
    20,000   AA+     Atlantic Richfield Co., Notes, 5.900% due 4/15/09.................        20,375
    15,000   B-      Range Resources Corp., Company Guaranteed, 8.750% due 1/15/07.....        14,700
                                                                                        -------------
                                                                                               35,075
                                                                                        -------------

Oil Field Machine and Equipment -- 0.1%
    25,000   B+      Lone Star Technologies, Sr. Sub. Notes, 9.000% due 6/1/11 (c).....        23,500
                                                                                        -------------

Paper and Related Products -- 0.1%
    35,000   B+      Doman Industries Ltd., Company Guranteed, 12.000% due 7/1/04......        33,600
    10,000   BB      Norske Skog, Sr. Notes, 8.625% due 6/15/11 (c)....................        10,275
                                                                                        -------------
                                                                                               43,875
                                                                                        -------------

Printing - Commercial -- 0.1%
    35,000   BB-     Quebecor Media Inc., Sr. Notes, 11.125% due 7/15/11...............        35,875
                                                                                        -------------

Publishing - Periodicals -- 0.1%
    25,000   BB-     Primedia Inc., Sr. Notes, 8.875% due 5/15/11 (c)..................        23,250
                                                                                        -------------

Real Estate -- 0.2%
    50,000   B+      LNR Property Corp., Sr. Sub. Notes, 10.500% due 1/15/09...........        51,375
                                                                                        -------------

Real Estate Investment Trust -- 4.7%
                     Felcor Lodging L.P.:
    10,000   BB        Company Guaranteed, 9.500% due 9/15/08..........................        10,300
    25,000   BB        Sr. Notes, 8.500% due 6/1/11 (c)................................        24,188
    40,000   BB      Host Marriott L.P., Company Guaranteed, 9.250% due 10/1/07........        41,400
   600,000   BBB     HRPT Properties Trust, Sr. Notes, 6.750% due 12/18/02.............       610,500
    25,000   BB+     Istar Financial Inc., Sr. Notes, 8.750% due 8/15/08...............        25,344
   100,000   BBB     Simon Property Group, Inc., Notes, 6.750% due 2/9/04..............       102,375
   600,000   BBB-    United Dominion Realty Trust, Inc., Notes, 8.625% due 3/15/03.....       626,660
    75,000   BBB+    Wellsford Residential Property Trust, Sr. Notes, 9.375% due 2/1/02        76,500
                                                                                        -------------
                                                                                            1,517,267
                                                                                        -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(b)                                     Security                                          Value
---------------------------------------------------------------------------------------------------------------------

Resorts/Theme Parks -- 0.6%
$  175,000   B       Six Flags Inc., Sr. Notes, 9.750% due 6/15/07.................................... $     181,125
    15,000   B+      Sun International Hotels, Sr. Sub. Notes, 8.875% due 8/15/11 (c).................        15,075
                                                                                                       -------------
                                                                                                             196,200
                                                                                                       -------------

Retail -- 0.1%
    25,000   AA      Wal-Mart Stores, Notes, 7.550% due 2/15/30.......................................        28,469
                                                                                                       -------------

Rubber and Vinyl -- 0.1%
    15,000   B       Applied Extrusion Technology, Sr. Notes, 10.750% due 7/1/11 (c)..................        15,825
                                                                                                       -------------

Steel - Producers -- 0.1%
    10,000   BB      AK Steel Corp., Sr. Notes, 9.125% due 12/15/06...................................        10,325
    15,000   BB      United States Steel LLC, Company Guaranteed, 10.750% due 8/1/08 (c)..............        15,150
                                                                                                       -------------
                                                                                                              25,475
                                                                                                       -------------

Telecommunications -- 3.8%
   100,000   BBB     Cox Communications, Inc., Notes, Series MTN, 6.690% due 9/20/04..................       103,750
    30,000   B3*     Dobson/Sygnet Communications, Sr. Notes, 12.250% due 12/15/08....................        31,350
   200,000   BB      Global Crossing Holdings Ltd., Company Guaranteed, 8.700% due 8/1/07.............       121,500
   600,000   BBB+    Intermedia Comm. Inc., Sr. Discount Notes, step bond to yield 12.500% due 5/15/06       642,000
    25,000   CCC+    Level 3 Communications, Sr. Notes, 11.000% due 3/15/08...........................        12,688
    25,000   BBB-    Marconi Corp., Bonds, 8.375% due 9/15/30.........................................        16,469
    10,000   CCC+    McLeodUSA Inc., Sr. Notes, 11.375% due 1/1/09....................................         5,400
                     Microcell Telecommunications, Sr. Discount Notes:
    30,000   B3*       14.000% due 6/1/06.............................................................        22,350
     5,000   B3*       Step bond to yield, 14.000% due 6/1/06.........................................         3,725
    55,000   B       Nextel Communications, Sr. Notes, 9.375% due 11/15/09............................        42,488
   100,000   BBB+    Sprint Capital Corp., Company Guaranteed, 5.700% due 11/15/03....................       101,000
                     TeleCorp PCS, Inc., Company Guaranteed:
    35,000   B3        10.625% due 7/15/10 (a)(b).....................................................        33,075
    55,000   B3*       Step bond to yield 11.625% due 4/15/09.........................................        35,062
                     Tritel PCS Inc., Company Guaranteed:
    25,000   B3*       10.375% due 1/15/11............................................................        22,625
    20,000   B3*       Step bond to yield 12.750% due 5/15/09.........................................        12,400
    45,000   B-      Triton PCS Inc., Company Guaranteed, step bond to yield 11.000% due 5/1/08.......        38,700
                                                                                                       -------------
                                                                                                           1,244,582
                                                                                                       -------------

Transportation - Rail -- 0.3%
    75,000   BBB     CSX Corp., Debentures, 7.250% due 5/1/04.........................................        79,313
    25,000   BBB     Norfolk Southern Corp., Notes, 7.800% due 5/15/27................................        26,938
                                                                                                       -------------
                                                                                                             106,251
                                                                                                       -------------
                     TOTAL CORPORATE BONDS AND NOTES
                     (Cost -- $12,142,104)............................................................    11,936,654
                                                                                                       -------------
FOREIGN BONDS -- 3.0%

Canada -- 0.4%
   120,000   BB+     Calpine Canada Energy Financial Corp., Company Guaranteed, 8.500% due 5/1/08.....       121,800
    20,000   A+      Quebec Province, Debentures, Series NJ, 7.500% due 7/15/23.......................        21,875
                                                                                                       -------------
                                                                                                             143,675
                                                                                                       -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Multi-Sector Fixed Income Investments
-----------------------------------------------------------------------------------------------------

   Face
  Amount   Rating(a)                              Security                                 Value
-----------------------------------------------------------------------------------------------------

Poland -- 0.1%
$   24,000   BBB+    Republic of Poland, Bonds, Series PDI, 6.000% due 10/27/14........ $     23,771
                                                                                        ------------

Skandinavia -- 2.2%
   175,000   A-      Nordbanken, Bonds, 8.950% due 11/29/49 (c)........................      196,529
   500,000   BBB     Skandinaviska Enskilda Banken, Jr. Sub. Notes, 6.500% due 12/29/49      501,890
                                                                                        ------------
                                                                                             698,419
                                                                                        ------------

United Kingdom -- 0.3%
    55,000   B       Avecia Group PLC, Company Guranteed, 11.000% due 7/1/09...........       56,375
    10,000   A-      British Telecom PLC, Bonds, step bond to yield 8.625% due 12/15/30       11,588
    30,000   B       Filtronic PLC, Sr. Notes, 10.000% due 12/1/05.....................       23,250
                                                                                        ------------
                                                                                              91,213
                                                                                        ------------
                     TOTAL FOREIGN BONDS
                     (Cost -- $927,987)................................................      957,078
                                                                                        ------------

  Shares
----------
PREFERRED STOCK -- 0.3%
     2,070           Nextel Communications, Inc., 11.125% (Cost -- $170,544)...........      108,158
                                                                                        ------------

   Face
  Amount
----------
ASSET-BACKED SECURITIES -- 31.4%
 $ 150,000           American Express Credit Account Master Trust, 5.600% due 11/15/06.      154,386
   200,000           AutoNation Receivables Corp. Auto Owner Trust, 7.150% due 2/15/07.      210,716
   360,000           Bear Stearns Asset Backed Securities Inc., 6.820% due 2/15/31.....      371,087
   150,000           Capital One Master Trust, 7.100% due 4/17/06......................      156,754
                     Chase Commercial Mortgage Securities Corp., Sub. Bonds:
   100,000             7.370% due 6/19/29..............................................      105,310
   150,000             6.600% due 12/12/29.............................................      150,571
   125,000           CIT Marine Trust, 6.250% due 11/15/19.............................      126,386
   200,000           Discover Card Master Trust I, 5.600% due 5/16/06..................      205,408
                     Fannie Mae:
   210,000             6.000% due 11/25/08.............................................      213,577
   215,129             10.000% due 7/25/23.............................................      212,995
 3,180,674             0.883% due 10/25/23.............................................       58,224
   250,295             7.000% due 3/18/26..............................................       41,102
   245,384             5.500% due 10/18/27.............................................      242,567
 1,115,000             6.625% due 11/15/30.............................................    1,189,226
   329,974           Fleet Mortgage Securities, 7.500% due 1/28/30.....................      334,066
    75,000           FMAC Loan Receivables Trust, 6.740% due 11/15/20..................       68,058
                     Freddie Mac:
   500,000             6.500% due 8/15/17..............................................      505,356
   206,992             6.000% due 1/15/22..............................................      212,756
 1,000,000             7.000% due 7/15/23..............................................      195,058
 1,000,000             7.000% due 11/15/23.............................................      248,499
   400,000             6.500% due 12/15/23.............................................       68,586
   981,833             11.191% due 2/15/24.............................................      314,728
   281,151             16.537% due 8/17/27.............................................      292,511
   239,250             7.000% due 8/15/29..............................................      248,278
   572,552             6.500% due 2/15/30..............................................      588,363
   365,000             Bonds, 6.750% due 9/15/29.......................................      395,186
   350,000           Master Financial Asset Securitization Trust, 7.500% due 1/20/29...      367,155
   202,130           Mid-State Trust, Sub. Bonds, 8.330% due 4/1/30....................      219,512
   100,000           Morgan Stanley Capital I, Sub. Bonds, 7.490% due 7/15/29..........      101,648


                      See Notes to Financial Statements.

Schedule of Investments
(continued)


Multi-Sector Fixed Income Investments
--------------------------------------------------------------------------------------------------------------

   Face
  Amount                                          Security                                         Value
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 31.4% (continued)
             Residential Accredit Loans Inc.:
$  236,186     7.000% due 1/25/28.............................................................. $    236,799
   587,811     8.000% due 10/25/28.............................................................      599,315
   313,800   Residential Asset Securitization Trust, 6.750% due 8/25/28........................      313,839
   364,852   Structured Asset Mortgage Investments Inc., 6.250% due 11/25/28...................      334,638
             Structured Asset Securities Corp.:
   500,000     8.000% due 7/25/30..............................................................      527,793
   425,507     7.000% due 11/25/30.............................................................      431,892
   150,000   Toyota Auto Receivables Owner Trust, 7.210% due 4/15/07...........................      159,197
                                                                                                ------------
             TOTAL ASSET-BACKED SECURITIES
             (Cost -- $9,326,319)..............................................................   10,201,542
                                                                                                ------------
MORTGAGE-BACKED SECURITIES -- 14.5%

Federal Home Loan Mortgage Corporation (FHLMC) -- 8.6%
   845,131   7.000% due 11/1/29................................................................      866,259
             Gold:
   675,601     6.500% due 1/1/29...............................................................      692,492
 1,235,289     6.000% due 2/1/29...............................................................    1,217,909
                                                                                                ------------
                                                                                                   2,776,660
                                                                                                ------------

Federal National Mortgage Association (FNMA) -- 4.2%
 1,045,301   6.000% due 11/1/13................................................................    1,050,528
   120,000   5.500% due 9/20/16 (d)............................................................      118,350
    98,897   8.000% due 4/1/31.................................................................      102,885
   100,000   8.000% due 9/1/31 (d).............................................................      103,968
                                                                                                ------------
                                                                                                   1,375,731
                                                                                                ------------

Government National Mortgage Association (GNMA) -- 1.7%
   343,598   6.000% due 3/15/29................................................................      341,128
   135,637   8.000% due 2/15/30................................................................      141,528
    59,894   8.000% due 3/15/30................................................................       62,496
                                                                                                ------------
                                                                                                     545,152
                                                                                                ------------
             TOTAL MORTGAGE-BACKED SECURITIES
             (Cost -- $4,518,871)..............................................................    4,697,543
                                                                                                ------------
COMMERCIAL PAPER -- 0.9%

Federal National Mortgage Association (FNMA) -- 0.9%
   300,000   3.430% due 2/21/02 (Cost -- $295,055).............................................      295,055
                                                                                                ------------
             SUB-TOTAL INVESTMENTS
             (Cost -- $30,308,715).............................................................   31,262,302
                                                                                                ------------
REPURCHASE AGREEMENT -- 3.8%
 1,223,000   J.P. Morgan Chase & Co., 3.630% due 9/4/01; Proceeds at maturity -- $1,223,493;
              (Fully collateralized by U.S. Treasury Notes, Bonds and Strips, 0.000% to 11.250%
              due 1/15/09 to 8/15/28; Market value -- $1,247,460) (Cost -- $1,223,000).........    1,223,000
                                                                                                ------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $31,531,715**)...........................................................  $32,485,302
                                                                                                ============

--------
(a)All or a portion of this security is on loan (See Note 13).
(b)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(c)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)Security is traded on a "to-be-announced" basis (See Note 11).
** Aggregate cost for Federal income tax purposes is substantially the same.
  Seepage 103 for definition of ratings and certain security descriptions.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Government Money Investments
--------------------------------------------------------------------------------------------------------

   Face                                                                       Annualized
  Amount                               Security                                 Yield         Value
--------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- 100%
$ 8,072,000 Federal Farm Credit Bank mature 11/27/01 to 4/10/02............ 3.35% to 3.75% $  8,092,725
 23,110,000 Federal Home Loan Banks mature 10/26/01 to 1/4/02.............. 3.34  to 5.25    22,930,696
 64,033,000 Federal Home Loan Mortgage Corp. mature 9/4/01 to 5/3/02....... 3.40  to 4.31    63,691,365
 88,955,000 Federal National Mortgage Association mature 9/14/01 to 4/15/02 3.34  to 6.62    88,433,218
                                                                                           ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $183,148,004*)........................................                $183,148,004
                                                                                           ============

--------
* Aggregatecost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Ratings and Security Descriptions
(unaudited)


Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

 AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's. Capacity to pay interest and repay principal is extremely strong.
 AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
 A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effectsof changes in circumstances and economic conditions than bonds in higher rated categories.
 BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequateprotection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interestand repay principal for debt in this category than in higher rated categories.
 BB, B,   -- Bonds rated ''BB", ''B", ''CCC", ''CC" and ''C" are regarded, on
 CCC,      balance, as predominantly speculative with respect to the issuer's
 CC and C  capacity topay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C thehighest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by largeuncertainties or major risk exposures to adverse conditions.
 D        -- Bonds rated ''D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "C," where 1 is the highest and 3 the lowest rating within its generic category.

  Aaa    -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protectiveelements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
  Aa     -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known ashigh grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
          "Aaa" securities orfluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appearsomewhat larger than in "Aaa" securities.
  A      -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors givingsecurity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some timein the future.
  Baa    -- Bonds rated "Baa" are considered to be medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest paymentsand principal security appear adequate for the present but certain protective elements may be lacking or may be
          characteristically unreliableover any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
  Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interestand principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
          Uncertaintyof position characterizes bonds in this class.
  B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance ofother terms of the contract over any long period of time may be small.
  Caa    -- Bonds rated "Caa" and "Ca" are of poor standing. These issues may and Ca  be in default, or present elements of danger may exist with respect toprincipal or interest.
  C      -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining anyreal investment standing.
  NR     -- Indicates that the bond is not rated by Standard & Poor's or
          Moody's.

Short-Term Security Ratings

  VMIG 1 -- Moody's highest rating for issues having demand feature --
          variable-rate demand obligation (VRDO).
  P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
  A-1    -- Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is eitheroverwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus
          (+) sign.

Security Descriptions

AMBAC -- AMBAC Indemnity Corporation                    PCR  -- Pollution Control Revenue
FGIC  -- Financial Guaranty Insurance Company           PDI  -- Past Due Interest
GO    -- General Obligation                             PSFG -- Permanent School Fund Guaranty
ISD   -- Independent School District                    VRDN -- Variable Rate Demand Note
MBIA  -- Municipal Bond Investors Assurance Corporation

          Statements of Assets and Liabilities
          August 31, 2001


                                                                                                Large           Large
                                                                                            Capitalization  Capitalization
                                                                                             Value Equity       Growth
                                                                                             Investments     Investments
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost..................................................................... $1,492,003,746  $1,607,828,320
                                                                                            ==============  ==============
  Investments, at value ................................................................... $1,594,583,956  $1,639,546,514
  Short-term investments, at amortized cost................................................     54,658,903      17,170,031
  Cash ....................................................................................          1,631           1,769
  Collateral for securities on loan (Note 13)..............................................    196,402,484     160,808,240
  Receivable for securities sold ..........................................................     10,231,690       4,657,618
  Receivable for Fund shares sold .........................................................      2,631,366       3,318,788
  Dividends and interest receivable........................................................      3,221,823         826,321
  Receivable from manager..................................................................             --              --
  Receivable from broker -- variation margin...............................................         36,250          25,220
                                                                                            --------------  --------------
  Total Assets.............................................................................  1,861,768,103   1,826,354,501
                                                                                            --------------  --------------
LIABILITIES:
  Payable for securities on loan (Note 13).................................................    196,402,484     160,808,240
  Payable for securities purchased ........................................................     44,061,326       8,061,786
  Payable for Fund shares purchased........................................................      7,455,476       4,708,059
  Management fees payable..................................................................        682,084         363,506
  Administration fees payable..............................................................        282,734         292,532
  Payable to broker........................................................................             --              --
  Dividends payable........................................................................             --              --
  Written options, at value (Note 6).......................................................             --              --
  Accrued expenses.........................................................................        841,745         681,014
                                                                                            --------------  --------------
  Total Liabilities........................................................................    249,725,849     174,915,137
                                                                                            --------------  --------------
Total Net Assets........................................................................... $1,612,042,254  $1,651,439,364
                                                                                            ==============  ==============
NET ASSETS:
  Par value of shares of beneficial interest............................................... $      160,008  $      145,605
  Capital paid in excess of par value......................................................  1,537,985,391   1,800,336,384
  Undistributed net investment income......................................................     11,149,574              --
  Accumulated net investment loss..........................................................             --         (14,326)
  Accumulated net realized loss on security transactions, foreign currencies,
   futures contracts and options ..........................................................    (39,539,844)   (180,536,868)
  Net unrealized appreciation (depreciation) of investments, futures contracts and options.    102,287,125      31,508,569
                                                                                            --------------  --------------
Total Net Assets........................................................................... $1,612,042,254  $1,651,439,364
                                                                                            ==============  ==============
Shares Outstanding.........................................................................    160,008,257     145,604,740
                                                                                            ==============  ==============
Net Asset Value............................................................................         $10.07          $11.34
                                                                                            ==============  ==============

                                                                                              S&P 500
                                                                                               Index
                                                                                            Investments
---------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost..................................................................... $34,084,606
                                                                                            ===========
  Investments, at value ................................................................... $30,143,454
  Short-term investments, at amortized cost................................................     932,758
  Cash ....................................................................................       2,925
  Collateral for securities on loan (Note 13)..............................................   8,957,393
  Receivable for securities sold ..........................................................      80,439
  Receivable for Fund shares sold .........................................................      41,688
  Dividends and interest receivable........................................................      47,007
  Receivable from manager..................................................................          --
  Receivable from broker -- variation margin...............................................       4,985
                                                                                            -----------
  Total Assets.............................................................................  40,210,649
                                                                                            -----------
LIABILITIES:
  Payable for securities on loan (Note 13).................................................   8,957,393
  Payable for securities purchased ........................................................      73,202
  Payable for Fund shares purchased........................................................      35,117
  Management fees payable..................................................................         553
  Administration fees payable..............................................................       8,016
  Payable to broker........................................................................          --
  Dividends payable........................................................................          --
  Written options, at value (Note 6).......................................................          --
  Accrued expenses.........................................................................      38,536
                                                                                            -----------
  Total Liabilities........................................................................   9,112,817
                                                                                            -----------
Total Net Assets........................................................................... $31,097,832
                                                                                            ===========
NET ASSETS:
  Par value of shares of beneficial interest............................................... $     4,853
  Capital paid in excess of par value......................................................  37,811,175
  Undistributed net investment income......................................................     279,946
  Accumulated net investment loss..........................................................          --
  Accumulated net realized loss on security transactions, foreign currencies, futures contracts and options ..........................................................  (3,017,245)
  Net unrealized appreciation (depreciation) of investments, futures contracts and options.  (3,980,897)
                                                                                            -----------
Total Net Assets........................................................................... $31,097,832
                                                                                            ===========
Shares Outstanding.........................................................................   4,853,336
                                                                                            ===========
Net Asset Value............................................................................       $6.41
                                                                                            ===========

                      See Notes to Financial Statements.

Intermediate       Long-Term    Municipal    Mortgage                  Multi-Sector Government
Fixed Income         Bond         Bond        Backed     High Yield    Fixed Income    Money
Investments       Investments  Investments  Investments  Investments   Investments  Investments
--------------------------------------------------------------------------------------------------
$ 390,897,468     $52,020,052  $30,698,905  $88,362,938  $243,093,614  $30,308,715  $183,148,004
=============     ===========  ===========  ===========  ============  ===========  ============
$ 402,078,107     $53,834,550  $32,407,282  $90,575,265  $231,664,247  $31,262,302  $183,148,004
    7,910,596       6,742,000           --    2,075,000    24,515,000    1,223,000            --
    2,686,826           3,552       39,397          581           836       57,017         1,365
    1,581,675              --           --           --    22,738,810      300,775            --
   76,930,974              --           --           --     2,014,246        4,501            --
    1,121,110         170,695       83,758      258,677       965,490       44,042     1,687,583
    3,780,682       1,024,118      365,943      643,924     5,263,130      371,497       209,124
           --              --           --           --            --           --           542
           --              --           --           --            --           --            --
-------------     -----------  -----------  -----------  ------------  -----------  ------------
  496,089,970      61,774,915   32,896,380   93,553,447   287,161,759   33,263,134   185,046,618
-------------     -----------  -----------  -----------  ------------  -----------  ------------
    1,581,675              --           --           --    22,738,810      300,775            --
  122,657,426              --    1,201,658    1,977,681       370,956      246,757            --
    2,615,274         363,842        7,363       69,485       177,146        9,720     2,522,586
      155,090          20,641      166,371       27,057       155,235       38,942        29,573
       62,903          10,320       64,081       67,794        44,353        5,807         5,789
       23,056           9,688           --           --            --           --            --
       39,909          11,415        7,646       18,476        26,860           --       349,346
       92,525          99,703           --           --            --           --            --
      225,377          96,763       45,565       67,434       123,091       44,210       185,159
-------------     -----------  -----------  -----------  ------------  -----------  ------------
  127,453,235         612,372    1,492,684    2,227,927    23,636,451      646,211     3,092,453
-------------     -----------  -----------  -----------  ------------  -----------  ------------
 $368,636,735     $61,162,543  $31,403,696  $91,325,520  $263,525,308  $32,616,923  $181,954,165
=============     ===========  ===========  ===========  ============  ===========  ============
$      44,338     $     7,345  $     3,526  $    11,060  $     50,677  $     3,934  $    181,923
  367,501,828      59,554,475   32,284,536   89,166,462   323,476,735   31,469,770   181,740,860
    3,181,982         192,931      239,436      941,434       344,485      203,736        72,840
           --              --           --           --            --           --            --
  (14,085,170)       (467,257)  (2,832,179)  (1,005,763)  (48,917,222)     (14,104)      (41,458)
   11,993,757       1,875,049    1,708,377    2,212,327   (11,429,367)     953,587            --
-------------     -----------  -----------  -----------  ------------  -----------  ------------
 $368,636,735     $61,162,543  $31,403,696  $91,325,520  $263,525,308  $32,616,923  $181,954,165
=============     ===========  ===========  ===========  ============  ===========  ============
   44,338,349       7,344,779    3,526,120   11,060,470    50,676,988    3,934,008   181,922,783
=============     ===========  ===========  ===========  ============  ===========  ============
        $8.31           $8.33        $8.91        $8.26         $5.20        $8.29         $1.00
=============     ===========  ===========  ===========  ============  ===========  ============

                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended August 31, 2001


                                                                                             Large          Large
                                                                                         Capitalization Capitalization
                                                                                          Value Equity      Growth
                                                                                          Investments    Investments
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest..............................................................................  $  2,001,996  $     2,037,224
  Dividends.............................................................................    31,795,038        7,395,672
  Less: Foreign withholding tax.........................................................       (29,614)          (9,871)
                                                                                          ------------  ---------------
  Total Investment Income...............................................................    33,767,420        9,423,025
                                                                                          ------------  ---------------
EXPENSES:
  Management fees (Note 2)..............................................................     8,136,511        8,834,149
  Administration fees (Note 2)..........................................................     3,589,330        3,942,372
  Shareholder and system servicing fees.................................................     1,722,001        1,709,862
  Custody...............................................................................       350,001          195,160
  Registration fees.....................................................................        85,998          200,000
  Shareholder communications............................................................        65,001          100,000
  Trustees' fees........................................................................        35,998           39,950
  Audit and legal.......................................................................        29,000           32,480
  Pricing service fees..................................................................            --               --
  Other.................................................................................        13,269           20,000
                                                                                          ------------  ---------------
  Total Expenses........................................................................    14,027,109       15,073,973
  Less: Management and administration fee waiver and expense reimbursement (Note 2).....            --               --
                                                                                          ------------  ---------------
  Net Expenses..........................................................................    14,027,109       15,073,973
                                                                                          ------------  ---------------
Net Investment Income (Loss)............................................................    19,740,311       (5,650,948)
                                                                                          ------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FUTURES CONTRACTS AND OPTIONS (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)..............................    (5,039,068)    (135,884,958)
   Foreign currency transactions........................................................            --               --
   Futures contracts....................................................................    (5,385,628)      (4,590,562)
   Options written......................................................................            --               --
                                                                                          ------------  ---------------
  Net Realized Gain (Loss)..............................................................   (10,424,696)    (140,475,520)
                                                                                          ------------  ---------------
 Change in Net Unrealized Appreciation (Depreciation) of Investments, Futures Contracts
 and Options:
   Beginning of year....................................................................   140,789,581    1,175,208,754
   End of year..........................................................................   102,287,125       31,508,569
                                                                                          ------------  ---------------
  Change in Net Unrealized Appreciation (Depreciation)..................................   (38,502,456)  (1,143,700,185)
                                                                                          ------------  ---------------
Net Gain (Loss) on Investments, Foreign Currencies, Futures Contracts and Options.......   (48,927,152)  (1,284,175,705)
                                                                                          ------------  ---------------
Increase (Decrease) in Net Assets From Operations.......................................  $(29,186,841) $(1,289,826,653)
                                                                                          ============  ===============

                                                                                           S&P 500
                                                                                            Index
                                                                                         Investments
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest.............................................................................. $   205,958
  Dividends.............................................................................     468,519
  Less: Foreign withholding tax.........................................................      (1,805)
                                                                                         -----------
  Total Investment Income...............................................................     672,672
                                                                                         -----------
EXPENSES:
  Management fees (Note 2)..............................................................       8,447
  Administration fees (Note 2)..........................................................      42,235
  Shareholder and system servicing fees.................................................      22,600
  Custody...............................................................................     134,587
  Registration fees.....................................................................      22,001
  Shareholder communications............................................................      12,001
  Trustees' fees........................................................................       2,000
  Audit and legal.......................................................................      21,425
  Pricing service fees..................................................................          --
  Other.................................................................................       4,000
                                                                                         -----------
  Total Expenses........................................................................     269,296
  Less: Management and administration fee waiver and expense reimbursement (Note 2).....    (142,185)
                                                                                         -----------
  Net Expenses..........................................................................     127,111
                                                                                         -----------
Net Investment Income (Loss)............................................................     545,561
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCIES,
FUTURES CONTRACTS AND OPTIONS (NOTES 4, 5 AND 6):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)..............................  (1,956,256)
   Foreign currency transactions........................................................          --
   Futures contracts....................................................................    (304,602)
   Options written......................................................................          --
                                                                                         -----------
  Net Realized Gain (Loss)..............................................................  (2,260,858)
                                                                                         -----------
 Change in Net Unrealized Appreciation (Depreciation) of Investments, Futures Contracts
 and Options:
   Beginning of year....................................................................   2,537,523
   End of year..........................................................................  (3,980,897)
                                                                                         -----------
  Change in Net Unrealized Appreciation (Depreciation)..................................  (6,518,420)
                                                                                         -----------
Net Gain (Loss) on Investments, Foreign Currencies, Futures Contracts and Options.......  (8,779,278)
                                                                                         -----------
Increase (Decrease) in Net Assets From Operations....................................... $(8,233,717)
                                                                                         ===========


                      See Notes to Financial Statements.

Intermediate  Long-Term    Municipal   Mortgage                  Multi-Sector Government
Fixed Income    Bond         Bond       Backed     High Yield    Fixed Income    Money
Investments  Investments  Investments Investments  Investments   Investments  Investments
-------------------------------------------------------------------------------------------
$31,811,648  $ 4,526,639  $2,009,607  $ 6,624,917  $ 21,715,098   $2,380,794  $12,368,708
         --           --          --           --       326,851           --           --
         --           --          --           --            --           --           --
-----------  -----------  ----------  -----------  ------------   ----------  -----------
 31,811,648    4,526,639   2,009,607    6,624,917    22,041,949    2,380,794   12,368,708
-----------  -----------  ----------  -----------  ------------   ----------  -----------
  1,937,924      271,203     155,880      477,750     1,467,585      140,144      330,635
    918,197      135,601      77,940      191,100       419,310       64,245      440,853
    590,799      206,000      30,500      169,660       334,795       44,021      721,980
     33,998        5,127       3,000        3,980        13,096        6,000       12,912
     23,008       25,000      20,000       19,894        30,002       18,000       56,084
     29,999        6,999       2,501       10,851        24,998        2,000       25,046
     12,100        2,500       3,500        2,985         4,998        2,000        4,840
     31,996       31,000      30,000       29,043        29,804       21,000       27,195
     36,999        3,156       3,200           --        13,199       12,000           --
      8,992        7,000       3,000        5,283         6,001        4,015        7,567
-----------  -----------  ----------  -----------  ------------   ----------  -----------
  3,624,012      693,586     329,521      910,546     2,343,788      313,425    1,627,112
         --           --          --     (146,252)           --      (55,692)    (305,352)
-----------  -----------  ----------  -----------  ------------   ----------  -----------
  3,624,012      693,586     329,521      764,294     2,343,788      257,733    1,321,760
-----------  -----------  ----------  -----------  ------------   ----------  -----------
 28,187,636    3,833,053   1,680,086    5,860,623    19,698,161    2,123,061   11,046,948
-----------  -----------  ----------  -----------  ------------   ----------  -----------
 12,863,986   (1,046,112)   (130,896)     368,542   (36,754,548)      32,655       11,138
         --           --          --           --         2,735           --           --
  2,319,493    2,316,576          --           --            --       31,230           --
     34,521     (435,757)         --           --            --         (540)          --
-----------  -----------  ----------  -----------  ------------   ----------  -----------
 15,218,000      834,707    (130,896)     368,542   (36,751,813)      63,345       11,138
-----------  -----------  ----------  -----------  ------------   ----------  -----------

   (208,728)    (949,303)   (660,784)  (1,940,617)  (23,026,620)     310,912           --
 11,993,757    1,875,049   1,708,377    2,212,327   (11,429,367)     953,587           --
-----------  -----------  ----------  -----------  ------------   ----------  -----------
 12,202,485    2,824,352   2,369,161    4,152,944    11,597,253      642,675           --
-----------  -----------  ----------  -----------  ------------   ----------  -----------
 27,420,485    3,659,059   2,238,265    4,521,486   (25,154,560)     706,020       11,138
-----------  -----------  ----------  -----------  ------------   ----------  -----------
$55,608,121  $ 7,492,112  $3,918,351  $10,382,109  $ (5,456,399)  $2,829,081  $11,058,086
===========  ===========  ==========  ===========  ============   ==========  ===========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2001


                                                                      Large           Large
                                                                  Capitalization  Capitalization      S&P 500
                                                                   Value Equity       Growth           Index
                                                                   Investments     Investments      Investments
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)................................... $   19,740,311  $    (5,650,948) $     545,561
  Net realized gain (loss).......................................    (10,424,696)    (140,475,520)    (2,260,858)
  Change in net unrealized appreciation (depreciation)...........    (38,502,456)  (1,143,700,185)    (6,518,420)
                                                                  --------------  ---------------  -------------
  Increase (Decrease) in Net Assets From Operations..............    (29,186,841)  (1,289,826,653)    (8,233,717)
                                                                  --------------  ---------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
  Net investment income..........................................    (23,888,850)              --       (464,930)
  Net realized gains.............................................   (231,150,505)    (554,905,895)    (2,270,491)
                                                                  --------------  ---------------  -------------
  Decrease in Net Assets From Distributions to Shareholders......   (255,039,355)    (554,905,895)    (2,735,421)
                                                                  --------------  ---------------  -------------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares...............................    688,595,427    1,050,277,912    115,531,136
  Net asset value of shares issued for reinvestment of dividends.    251,482,517      544,328,638      2,728,446
  Cost of shares reacquired......................................   (976,859,305)    (856,765,303)  (111,557,996)
                                                                  --------------  ---------------  -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.    (36,781,361)     737,841,247      6,701,586
                                                                  --------------  ---------------  -------------
Increase (Decrease) in Net Assets................................   (321,007,557)  (1,106,891,301)    (4,267,552)
NET ASSETS:
  Beginning of year..............................................  1,933,049,811    2,758,330,665     35,365,384
                                                                  --------------  ---------------  -------------
  End of year*................................................... $1,612,042,254  $ 1,651,439,364  $  31,097,832
                                                                  ==============  ===============  =============
* Includes undistributed net investment income of:...............    $11,149,574               --       $279,946
                                                                  ==============  ===============  =============
* Includes accumulated net investment loss of:...................             --         $(14,326)            --
                                                                  ==============  ===============  =============


                      See Notes to Financial Statements.

Intermediate    Long-Term     Municipal     Mortgage                   Multi-Sector   Government
Fixed Income      Bond          Bond         Backed      High Yield    Fixed Income      Money
Investments    Investments   Investments   Investments   Investments   Investments    Investments
----------------------------------------------------------------------------------------------------
$  28,187,636  $  3,833,053  $  1,680,086  $  5,860,623  $ 19,698,161  $  2,123,061  $  11,046,948
   15,218,000       834,707      (130,896)      368,542   (36,751,813)       63,345         11,138
   12,202,485     2,824,352     2,369,161     4,152,944    11,597,253       642,675             --
-------------  ------------  ------------  ------------  ------------  ------------  -------------
   55,608,121     7,492,112     3,918,351    10,382,109    (5,456,399)    2,829,081     11,058,086
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  (26,614,587)   (3,640,122)   (1,564,264)   (5,367,178)  (19,317,232)   (2,520,131)   (11,058,086)
           --            --            --            --            --       (59,468)            --
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  (26,614,587)   (3,640,122)   (1,564,264)   (5,367,178)  (19,317,232)   (2,579,599)   (11,058,086)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
  266,384,232    19,120,037    11,131,612    19,886,716   168,732,097    19,179,557    814,337,373
   25,978,312     3,477,570     1,442,861     5,123,786    19,042,203     2,569,420     10,852,123
 (517,434,001)  (40,378,014)  (32,314,118)  (39,041,771)  (63,531,702)  (19,370,889)  (868,991,654)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
 (225,071,457)  (17,780,407)  (19,739,645)  (14,031,269)  124,242,598     2,378,088    (43,802,158)
-------------  ------------  ------------  ------------  ------------  ------------  -------------
 (196,077,923)  (13,928,417)  (17,385,558)   (9,016,338)   99,468,967     2,627,570    (43,802,158)
  564,714,658    75,090,960    48,789,254   100,341,858   164,056,341    29,989,353    225,756,323
-------------  ------------  ------------  ------------  ------------  ------------  -------------
$ 368,636,735  $ 61,162,543  $ 31,403,696  $ 91,325,520  $263,525,308  $ 32,616,923  $ 181,954,165
=============  ============  ============  ============  ============  ============  =============
   $3,181,982      $192,931      $239,436      $941,434      $344,485      $203,736        $72,840
=============  ============  ============  ============  ============  ============  =============
           --            --            --            --            --            --             --
=============  ============  ============  ============  ============  ============  =============


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2000


                                                                     Large            Large
                                                                 Capitalization   Capitalization      S&P 500
                                                                  Value Equity        Growth           Index
                                                                  Investments      Investments     Investments(a)
------------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)................................... $    24,995,013  $    (3,802,902)  $    349,620
 Net realized gain (loss) ......................................     227,469,993      748,635,214      1,514,104
 Change in net unrealized appreciation (depreciation)...........    (177,845,761)     (12,049,179)     2,537,523

                                                                 ---------------  ---------------   ------------
 Increase (Decrease) in Net Assets From Operations..............      74,619,245      732,783,133      4,401,247

                                                                 ---------------  ---------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 3):
 Net investment income..........................................     (24,273,137)              --       (150,305)
 Net realized gains.............................................    (267,626,464)    (255,136,348)            --
 Capital........................................................              --               --             --

                                                                 ---------------  ---------------   ------------
 Decrease in Net Assets From Distributions to Shareholders......    (291,899,601)    (255,136,348)      (150,305)

                                                                 ---------------  ---------------   ------------
FUND SHARE TRANSACTIONS (NOTE 14):
 Net proceeds from sale of shares ..............................   1,460,924,105    1,078,887,806     53,243,817
 Net asset value of shares issued for reinvestment of dividends.     288,324,631      252,133,518        150,261
 Cost of shares reacquired......................................  (1,545,198,328)  (1,376,644,185)   (22,279,636)

                                                                 ---------------  ---------------   ------------
 Increase (Decrease) in Net Assets From Fund Share Transactions.     204,050,408      (45,622,861)    31,114,442

                                                                 ---------------  ---------------   ------------
Increase (Decrease) in Net Assets...............................     (13,229,948)     432,023,924     35,365,384
NET ASSETS:
 Beginning of year..............................................   1,946,279,759    2,326,306,741             --

                                                                 ---------------  ---------------   ------------
 End of year*................................................... $ 1,933,049,811  $ 2,758,330,665   $ 35,365,384

                                                                 ===============  ===============   ============
* Includes undistributed net investment income of:..............     $15,433,776               --       $199,315

                                                                 ===============  ===============   ============
* Includes accumulated net investment loss of:..................              --        $(15,617)             --

                                                                 ===============  ===============   ============

--------
(a)For the period from October 1, 1999 (commencement of operations) to August 31, 2000.


110


                      See Notes to Financial Statements.


Intermediate    Long-Term     Municipal     Mortgage                    Multi-Sector    Government
Fixed Income      Bond          Bond         Backed      High Yield     Fixed Income       Money
Investments    Investments   Investments   Investments   Investments   Investments(a)   Investments
-------------------------------------------------------------------------------------------------------
$  38,501,586  $  5,480,795  $  2,528,346  $  6,867,481  $ 12,847,200   $  1,542,483  $    14,326,149
  (16,552,789)   (1,304,547)   (2,701,282)     (792,133)  (11,062,296)       (43,175)         (28,603)
   13,000,924     3,040,718     3,598,713     1,897,240   (12,302,098)       310,912               --
-------------  ------------  ------------  ------------  ------------   ------------  ---------------
   34,949,721     7,216,966     3,425,777     7,972,588   (10,517,194)     1,810,220       14,297,546
-------------  ------------  ------------  ------------  ------------   ------------  ---------------
  (36,255,705)   (5,478,212)   (2,404,732)   (6,414,367)  (12,945,390)      (916,483)     (14,297,546)
           --      (716,867)      (63,586)           --            --             --               --
           --      (160,834)           --            --    (1,636,145)            --               --
-------------  ------------  ------------  ------------  ------------   ------------  ---------------
  (36,255,705)   (6,355,913)   (2,468,318)   (6,414,367)  (14,581,535)      (916,483)     (14,297,546)
-------------  ------------  ------------  ------------  ------------   ------------  ---------------
  346,342,430    21,187,636    16,646,756    20,739,753   112,561,297     45,860,305    1,689,611,868
   35,435,151     6,108,005     2,294,163     6,092,604    14,360,031        916,439       13,438,175
 (410,422,861)  (68,420,495)  (32,852,466)  (59,087,990)  (92,822,837)   (17,681,128)  (1,780,453,613)
-------------  ------------  ------------  ------------  ------------   ------------  ---------------
  (28,645,280)  (41,124,854)  (13,911,547)  (32,255,633)   34,098,491     29,095,616      (77,403,570)
-------------  ------------  ------------  ------------  ------------   ------------  ---------------
  (29,951,264)  (40,263,801)  (12,954,088)  (30,697,412)    8,999,762     29,989,353      (77,403,570)
  594,665,922   115,354,761    61,743,342   131,039,270   155,056,579             --      303,159,893
-------------  ------------  ------------  ------------  ------------   ------------  ---------------
$ 564,714,658  $ 75,090,960  $ 48,789,254  $100,341,858  $164,056,341   $ 29,989,353  $   225,756,323
=============  ============  ============  ============  ============   ============  ===============
   $2,180,269            --      $123,614      $441,188            --       $623,180          $83,978
=============  ============  ============  ============  ============   ============  ===============
           --            --            --            --            --             --               --
=============  ============  ============  ============  ============   ============  ===============





                      See Notes to Financial Statements.

Notes to Financial Statements



1. Significant Accounting Policies

The Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments and Government Money Investments ("Portfolios") are separate investment portfolios of the Consulting Group Capital Markets Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers eight other portfolios: Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments, Multi-Strategy Market Neutral Investments, Balanced Investments and Global Sciences and Technology Investments. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 2001, reclassifications were made to the capital accounts of the Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Intermediate Fixed Income Investments, Mortgage Backed Investments, High Yield Investments and Multi-Sector Fixed Income Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion accumulated net investment loss amounting to $5,650,948 and a portion of accumulated net realized gain amounting to $157,339,632 were reclassified to paid-in capital for Large Capitalization Growth Investments. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, certain portfolios may from time to time enter into futures contracts in order to hedge market risk. Also, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

Notes to Financial Statements
(continued)



In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolios currently do not accrete market discount. Upon adoption, the Portfolios will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Portfolios. At this time, the Portfolios have not completed their analysis of the impact of this accounting change.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SBFM provides investment evaluation services with respect to the investment advisers of the Portfolios. SBFM has entered into an investment advisory agreement with each adviser selected for the Portfolios (collectively, "Sub-Advisers").

Under the Management Agreement, each Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SBFM pays each Sub-Adviser, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis.

Indicated below for each Portfolio is the applicable maximum allowable management fee, actual management fee incurred, sub-advisery fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Portfolio while the actual management fee is what the Portfolio incurred during the reporting period. The actual management fee could fluctuate from year to year if sub-advisers are added or terminated in a particular Portfolio.

                                                                                                       Maximum
                                                                                         Actual       Allowable
                                                                            Sub-     Management Fee     Annual
Portfolio                                      Sub-Adviser               Adviser Fee    Incurred    Management Fee
-------------------------------------------------------------------------------------------------------------------
Large Capitalization Value Equity                                                         0.45%          0.60%
  Investments                     Barclays Global Fund Advisors             0.02%
                                  The Boston Co. Asset Management, Inc.:
                                    on the first $350 million               0.30
                                    on the amount over $350 million         0.25
                                  Parametric Portfolio Associates:
                                    on the first $300 million               0.20
                                    on the amount over $300 million         0.15
                                  Chartwell Investment Partners             0.30
Large Capitalization Growth                                                               0.45           0.60
  Investments                     Turner Investment Partners, Inc.:
                                    on the first $300 million               0.35
                                    on the amount over $300 million         0.30
                                  Barclays Global Fund Advisors             0.02
                                  TCW Investment Management Co.:
                                    on the first $500 million               0.40
                                    on the amount over $500 million         0.35
S&P 500 Index Investments                                                                 0.02           0.02
                                  Barclays Global Fund Advisors             0.02

Notes to Financial Statements
(continued)


                                                                                                  Maximum
                                                                                    Actual       Allowable
                                                                       Sub-     Management Fee     Annual
Portfolio                                 Sub-Adviser               Adviser Fee    Incurred    Management Fee
--------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income                                                            0.42%          0.40%
  Investments                BlackRock Financial Management, Inc.:
                               on the first $500 million               0.20 %
                               on the amount over $500 million          0.15
                             Pacific Investment Management Co.          0.25
                             Metropolitan West Asset Management LLC     0.20
Long-Term Bond Investments                                                           0.40           0.40
                             Western Asset Management Co.               0.20
Municipal Bond Investments                                                           0.40           0.40
                             Smith Affiliated Capital Corp.             0.20
Mortgage Backed Investments                                                          0.50           0.50
                             Utendahl Capital Management CFI            0.25
High Yield Investments                                                               0.70           0.70
                             Alliance Capital Management L.P.           0.45
Multi-Sector Fixed Income                                                            0.43           0.65
 Investments                 Metropolitan West Asset Management LLC     0.20
                             Western Asset Management Co.               0.20
                             Utendahl Capital Management CFI            0.25
                             Alliance Capital Management L.P.           0.45

Government Money Investments                                                         0.15           0.15
                             Standish Mellon Asset Management Co.
                               LLC:
                               on the first $100 million                0.15
                               on the amount over $100 million          0.10

In addition, the following adviser changes were made:

   Large Capitalization Value Equity Investments
       . Parametric Portfolio Associates was acquired by its managing directors from PIMCO Advisors L.P. and Parametric Management Inc., effective June 15, 2001.
       . Alliance Capital Management L.P. was added as an additional adviser, effective October 9, 2001.

   Large Capitalization Growth Investments
       . Turner Investment Partners, Inc. replaced Provident Investment Counsel, effective November 1, 2000.
       . A majority interest in TCW Investment Management Co. was acquired by Societe Generale, S.A., effective June 28, 2001.

   Intermediate Fixed Income Investments
       . BlackRock Financial Management, Inc. replaced Standish, Ayer & Wood, effective November 1, 2000.

   Multi-Sector Fixed Income Investments
       . Metropolitan West Asset Management LLC replaced Standish, Ayer & Wood, effective November 1, 2000.

   Government Money Investments
       . Standish Ayer & Wood, Inc. was acquired by Mellon Financial Corp. resulting in the formation of Standish Mellon Asset Management Co. LLC, effective July 31, 2001.

SBFM also acts as the Fund's administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Portfolio, except S&P 500 Index Investments. S&P 500 Index Investments pays SBFM an administration fee calculated at an annual rate of 0.10% of the average daily net assets of the Portfolio. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)



For the year ended August 31, 2001, the following fees were waived:

 Portfolio                             Total Fee Waivers Manager  Administrator
 -------------------------------------------------------------------------------
 S&P 500 Index Investments............     $142,185      $ 99,950   $ 42,235
 Mortgage Backed Investments..........      146,252       146,252         --
 Multi-Sector Fixed Income Investments       55,692        55,692         --
 Government Money Investments.........      304,810         2,496    302,314

In addition, for the year ended August 31, 2001, SBFM has agreed to reimburse expenses of $542 for Government Money Investments.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended August 31, 2001, the Portfolios paid transfer agent fees totaling $3,327,489 to CFTC. The totals for each Portfolio were as follows:

Portfolio                                     Transfer Agent Fees
------------------------------------------------------------------
Large Capitalization Value Equity Investments      $833,349
Large Capitalization Growth Investments......       842,765
S&P 500 Index Investments....................        10,449
Intermediate Fixed Income Investments........       352,538
Long-Term Bond Investments...................        84,193
Municipal Bond Investments...................        19,511
Mortgage Backed Investments..................       142,282
High Yield Investments.......................       297,223
Multi-Sector Fixed Income Investments........         1,055
Government Money Investments.................       744,124

For the year ended August 31, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates, did not receive any brokerage commissions.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Exempt-Interest Dividends and Other Dividends

Municipal Bond Investments intends to satisfy conditions that will enable interest from municipal securities, which are exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. Additional taxable distributions may be made if necessary to avoid a Federal excise tax.

Notes to Financial Statements
(continued)



4. Investments

During the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

  Portfolio                                       Purchases        Sales
  ----------------------------------------------------------------------------
  Large Capitalization Value Equity Investments $1,407,052,598 $1,665,870,539
  Large Capitalization Growth Investments......  2,520,403,775  2,270,207,231
  S&P 500 Index Investments....................     74,371,692     67,701,807
  Intermediate Fixed Income Investments........  1,575,371,737  1,725,740,154
  Long-Term Bond Investments...................    233,896,624    247,300,867
  Municipal Bond Investments...................      8,768,996     27,256,183
  Mortgage Backed Investments..................     12,875,154      9,599,111
  High Yield Investments.......................    269,317,207    142,785,753
  Multi-Sector Fixed Income Investments........     47,970,696     44,026,629

At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                          Net Unrealized
                                                                           Appreciation
Portfolio                                     Appreciation Depreciation   (Depreciation)
-----------------------------------------------------------------------------------------
Large Capitalization Value Equity Investments $182,709,003 $ (80,128,793)  $102,580,210
Large Capitalization Growth Investments......  339,041,017  (307,322,823)    31,718,194
S&P 500 Index Investments....................    1,564,684    (5,505,836)    (3,941,152)
Intermediate Fixed Income Investments........   11,607,391      (426,752)    11,180,639
Long-Term Bond Investments...................    2,040,351      (225,853)     1,814,498
Municipal Bond Investments...................    1,708,377            --      1,708,377
Mortgage Backed Investments..................    2,414,363      (202,036)     2,212,327
High Yield Investments.......................    7,242,340   (18,671,707)   (11,429,367)
Multi-Sector Fixed Income Investments........    1,241,620      (288,033)       953,587

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At August 31, 2001, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments and Long-Term Bond Investments had the following open futures contracts:

Large Capitalization Value Equity Investments

                      # of                 Basis      Market   Unrealized
Purchased Contracts Contracts Expiration   Value      Value       Loss
---------------------------------------------------------------------------
   S&P 500 Index...    25        9/01    $7,387,460 $7,094,375  $(293,085)
                                                                =========

Notes to Financial Statements
(continued)


Large Capitalization Growth Investments


                                          # of                  Basis      Market    Unrealized
Purchased Contracts                     Contracts Expiration    Value      Value        Loss
--------------------------------------------------------------------------------------------------
S&P 500 Index..........................     15       9/01    $ 4,466,250 $ 4,256,625   $(209,625)
                                                                                       =========

S&P 500 Index Investments

                                          # of                  Basis      Market    Unrealized
Purchased Contracts                     Contracts Expiration    Value      Value        Loss
--------------------------------------------------------------------------------------------------
Emini S&P 500 Index....................      6       9/01    $   342,825 $   340,530   $  (2,295)
S&P 500 Index..........................      2       9/01        605,000     567,550     (37,450)
                                                                                       ---------
                                                                                       $ (39,745)
                                                                                       =========

Intermediate Fixed Income Investments
                                          # of                  Basis      Market    Unrealized
Purchased Contracts                     Contracts Expiration    Value      Value     Gain (Loss)
--------------------------------------------------------------------------------------------------
90 Day Euro$ Future....................     64       6/02    $15,228,194 $15,394,401   $ 166,207
90 Day Euro$ Future....................    103       3/03     24,328,038  24,516,575     188,537
90 Day Euro$ Future....................     74       9/02     17,560,331  17,735,026     174,695
90 Day Euro$ Future....................    108      12/02     25,540,925  25,775,551     234,626
U.S. 10 Year Notes.....................     38       9/01      4,006,625   4,074,313      67,688
U.S. 10 Year Notes.....................     15      12/01      1,590,234   1,597,500       7,266
Muni Bond Future.......................      1       9/01        103,488     107,969       4,481
                                                                                       ---------
                                                                                         843,500
                                                                                       ---------
Sold Contracts
--------------
U.S. 2 Year Notes......................     22       9/01      4,509,156   4,577,718     (68,562)
U.S. 2 Year Notes......................     28      12/01      5,805,625   5,806,500        (875)
                                                                                       ---------
                                                                                         (69,437)
                                                                                       ---------
                                                                                       $ 774,063
                                                                                       =========
Long-Term Bond Investments

                                          # of                  Basis      Market    Unrealized
Purchased Contracts                     Contracts Expiration    Value      Value     Gain (Loss)
--------------------------------------------------------------------------------------------------
U.S. Treasury Bonds....................      3       9/01    $   317,906 $   318,094   $     188
U.S. 10 Year Notes.....................     39       9/01      4,145,235   4,181,531      36,296
U.S. 10 Year Notes.....................     19      12/01      2,006,578   2,023,500      16,922
                                                                                       ---------
                                                                                          53,406
                                                                                       ---------
Sold Contracts
--------------
U.S. 10 Year Agency Future.............      9       9/01        925,594     923,203       2,391
U.S. Treasury Bonds....................     14      12/01      1,461,359   1,474,375     (13,016)
                                                                                       ---------
                                                                                         (10,625)
                                                                                       ---------
                                                                                       $  42,781
                                                                                       =========

Notes to Financial Statements
(continued)



6. Option Contracts

Each Portfolio may from time to time enter into option contracts.

Premiums paid when put or call options are purchased by a Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At August 31, 2001, the Portfolios did not hold any purchased call or put option contracts.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The written call option transactions for Long-Term Bond Investments which occurred during the year ended August 31, 2001 were as follows:

                                                   Number of
Long-Term Bond Investments                         Contracts Premiums
------------------------------------------------------------------------
Options written, outstanding at August 31, 2000...     --    $       0
Options written...................................    547      345,056
Options cancelled in closing purchase transactions   (401)    (227,583)
                                                     ----    ---------
Options written, outstanding at August 31, 2001...    146    $ 117,473
                                                     ====    =========

The written call option transactions for Multi-Sector Fixed Income Investments which occurred during the year ended August 31, 2001 were as follows:

                                                Number of
Multi-Sector Fixed Income Investments           Contracts Premiums
-------------------------------------------------------------------
Options written, outstanding at August 31, 2000    --      $   0
Options written................................     4        430
Options exercised..............................    (4)      (430)
                                                   --      -----
Options written, outstanding at August 31, 2001    --      $   0
                                                   ==      =====

Notes to Financial Statements
(continued)



In addition, the written call option transactions for Intermediate Fixed Income Investments which occurred during the year ended August 31, 2001 were as follows:

                                                        Number of
     Intermediate Fixed Income Investments              Contracts Premiums
     -----------------------------------------------------------------------
     Options written, outstanding at August 31, 2000...     --    $      0
     Options written...................................    912     166,100
     Options cancelled in closing purchase transactions   (722)    (34,520)
                                                          ----    --------
     Options written, outstanding at August 31, 2001...    190    $131,580
                                                          ====    ========

7. Foreign Securities

High Yield Investments invests in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

8. Reverse Repurchase Agreements

The Intermediate Fixed Income Investments and Mortgage Backed Investments may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the year ended August 31, 2001, the Portfolios did not enter into any reverse repurchase agreements.

9. Repurchase Agreements

Each Portfolio purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. A Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

Notes to Financial Statements
(continued)



10. Capital Loss Carryforward

At August 31, 2001, the Portfolios had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below:

Portfolio                          Total     2003      2004       2005      2008        2009
------------------------------------------------------------------------------------------------
Intermediate Fixed Income
  Investments...............    $13,180,000      --  $1,106,000 $774,000 $11,300,000         --
Long-Term Bond Investments..        393,000      --          --       --     393,000         --
Municipal Bond Investments..      2,808,000      --          --       --     733,000 $2,075,000
Mortgage Backed Investments.      1,006,000      --          --       --     589,000    417,000
High Yield Investments......     10,186,000      --          --       --   4,320,000  5,866,000
Government Money Investments         41,000 $12,000       8,000       --      10,000     11,000

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11. Securities Traded on a To -Be -Announced Basis

Each Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At August 31, 2001, the Intermediate Fixed Income Investments, Mortgage Backed Investments and Multi-Sector Fixed Income Investments, held TBA securities with costs of $52,193,994, $1,971,875 and $222,001, respectively.

12. Short Sales of Securities

A short sale is a transaction in which the Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

At August 31, 2001, there were no open short sale transactions.

13. Lending of Portfolio Securities

The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

Notes to Financial Statements
(continued)



At August 31, 2001, the Portfolios listed below had securities on loan. The market value for the securities on loan was as follows:

           Portfolio                                        Value
           -----------------------------------------------------------
           Large Capitalization Value Equity Investments $189,601,239
           Large Capitalization Growth Investments......  156,016,576
           S&P 500 Index Investments....................    8,692,754
           Intermediate Fixed Income Investments........    1,526,091
           High Yield Investments.......................   21,627,421
           Multi-Sector Fixed Income Investments........      290,392

At August 31, 2001, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500
Index Investments, Intermediate Fixed Income Investments, High Yield Investments and Multi-Sector Fixed Income
Investments received cash collateral which was invested as follows:

Large Capitalization Value Equity Investments

       Security Description                                     Value
       -------------------------------------------------------------------
       Time Deposits:
        Bank of Brussels, 3.69% due 9/4/01.................. $ 30,845,279
        Caisse des Depots et Consignations, 3.67% due 9/4/01   74,028,672
        CS First Boston Corp., 3.69% due 9/4/01.............   17,275,574
        Deutsche Bank, 3.69% due 9/4/01.....................   18,507,169
       Floating Rate Certificate of Deposit:
        First Union, 5.70% due 2/6/02.......................    4,784,223
       Floating Rate Notes:
        American Century, 3.60% due 8/16/02.................      116,085
        American Honda, 6.62% due 9/4/01....................    2,910,002
        Bear, Stearns & Co.:
          6.50% due 9/12/01.................................    3,219,321
          4.45% due 10/30/01................................      675,794
        First Union Bank:
          4.05% due 5/17/02.................................    3,704,254
          4.07% due 5/21/02.................................    6,530,763
        Household Financial Corp., 6.79% due 10/25/01.......    3,856,730
        Links Finance Corp. 3.76% due 1/25/02...............    6,792,477
        Morgan Stanley Dean Witter & Co.:
          5.10% due 10/9/01.................................   17,276,007
          4.10% due 11/19/01................................    2,538,452
        Sigma Finance, 4.12% due 11/15/01...................    3,341,682
                                                             ------------
        Total............................................... $196,402,484
                                                             ============

Large Capitalization Growth Investments

       Security Description                                     Value
       -------------------------------------------------------------------
       Time Deposits:
        Bank of Brussels, 3.69% due 9/4/01.................. $ 23,777,134
        Caisse des Depots et Consignations, 3.67% due 9/4/01   57,065,121
        CS First Boston Corp., 3.69% due 9/4/01.............   13,490,324
        Deutsche Bank, 3.69% due 9/4/01.....................   14,266,280

Notes to Financial Statements
(continued)


          Security Description                              Value
          ------------------------------------------------------------
          Floating Rate Certificate of Deposit:
           First Union, 5.70% due 2/6/02................ $ 10,767,235
          Floating Rate Notes:
           American Century, 3.60% due 8/16/02..........      899,344
           American Honda, 6.62% due 9/4/01.............      609,638
           Bear, Stearns & Co.:
             6.50% due 9/12/01..........................    3,433,238
             4.45% due 10/30/01.........................    2,488,345
           First Union Bank:
             4.05% due 5/17/02..........................    1,202,760
             4.07% due 5/21/02..........................    8,796,436
           Household Financial Corp., 6.79% due 10/25/01    1,383,592
           Links Finance Corp. 3.76% due 1/25/02........    5,080,041
           Morgan Stanley Dean Witter & Co.:
             5.10% due 10/9/01..........................   14,534,202
             4.10% due 11/19/01.........................    1,015,552
           Sigma Finance, 4.12% due 11/15/01............    1,998,998
                                                         ------------
          Total......................................... $160,808,240
                                                         ============

S&P 500 Index Investments

       Security Description                                     Value
       -------------------------------------------------------------------
       Time Deposits:
        Bank Brussels Lambert, 3.69% due 9/4/01............. $  1,531,498
        Caisse des Depots et Consignations, 3.67% due 9/4/01    3,675,596
        CS First Boston Corp., 3.69% due 9/4/01.............      848,304
        Deutsche Bank, 3.69% due 9/4/01.....................      918,899
       Floating Rate Certificate of Deposit:
        First Union Bank, 5.70% due 2/6/01..................      301,350
       Floating Rate Notes:
        American Century, 3.60% due 8/16/02.................      204,522
        American Honda, 6.62% due 9/4/01....................       86,595
        Bear, Stearns & Co.:
          6.50% due 9/12/01.................................       72,769
          4.45% due 10/30/01................................       13,163
        First Union Bank:
          4.05% due 5/17/02.................................      228,476
          4.07% due 5/21/02.................................      368,297
        Household Financial Corp., 6.79% due 10/25/01.......       53,399
        Links Finance, 3.76% due 1/25/02....................       58,762
        Morgan Stanley Dean Witter & Co.:
          5.10% due 10/9/01.................................      359,923
          4.10% due 11/19/01................................       80,525
        Sigma Finance, 4.12% due 11/15/01...................      155,315
                                                             ------------
       Total................................................ $  8,957,393
                                                             ============

Notes to Financial Statements
(continued)



Intermediate Fixed Income Investments

       Security Description                                     Value
       ------------------------------------------------------------------
       Time Deposits:
        Bank of Brussels, 3.69% due 9/4/01.................. $   350,109
        Caisse des Depots et Consignations, 3.67% due 9/4/01     840,260
        CS First Boston Corp., 3.69% due 9/4/01.............     181,241
        Deutsche Bank, 3.69% due 9/4/01.....................     210,065
                                                             -----------
       Total................................................ $ 1,581,675
                                                             ===========

High Yield Investments

       Security Description                                     Value
       ------------------------------------------------------------------
       Time Deposits:
        Bank of Brussels, 3.69% due 9/4/01.................. $ 5,033,302
        Caisse des Depots et Consignations, 3.67% due 9/4/01  12,079,926
        CS First Boston Corp., 3.69% due 9/4/01.............   2,605,601
        Deutsche Bank, 3.69% due 9/4/01.....................   3,019,981
                                                             -----------
       Total................................................ $22,738,810
                                                             ===========

Multi-Sector Fixed Income Investments

Security Description                                     Value
------------------------------------------------------------------
Time Deposits:
 Bank of Brussels, 3.69% due 9/4/01.................. $    66,577
 Caisse des Depots et Consignations, 3.67% due 9/4/01     159,786
 CS First Boston Corp., 3.69% due 9/4/01.............      34,465
 Deutsche Bank, 3.69% due 9/4/01.....................      39,947
                                                      -----------
Total................................................ $   300,775
                                                      ===========

Income earned by the Portfolios from securities lending for the year ended August 31, 2001, were as follows:

           Portfolio                                       Amount
           ----------------------------------------------------------
           Large Capitalization Value Equity Investments $   201,136
           Large Capitalization Growth Investments......     242,623
           S&P 500 Index Investments....................       7,482
           Intermediate Fixed Income Investments........      18,151
           High Yield Investments.......................      12,129
           Multi-Sector Fixed Income Investments........         817

14. Shares of Beneficial Interest

At August 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                                                 Year Ended      Year Ended
                                               August 31, 2001 August 31, 2000
                                               --------------- ---------------
 Large Capitalization Value Equity Investments
 Shares sold..................................    62,058,855     125,157,972
 Shares issued on reinvestment................    24,727,879      24,834,162
 Shares reacquired............................   (88,855,011)   (131,800,739)
                                                 -----------    ------------
 Net Increase (Decrease)......................    (2,068,277)     18,191,395
                                                 ===========    ============

Notes to Financial Statements
(continued)


                                              Year Ended      Year Ended
                                            August 31, 2001 August 31, 2000
                                            --------------- ---------------
    Large Capitalization Growth Investments
    Shares sold............................    72,187,216       40,151,948
    Shares issued on reinvestment..........    35,231,627       10,162,576
    Shares reacquired......................   (55,866,378)     (51,803,887)
                                             ------------   --------------
    Net Increase (Decrease)................    51,552,465       (1,489,363)
                                             ============   ==============
    S&P 500 Index Investments
    Shares sold............................    15,543,872        6,235,418
    Shares issued on reinvestment..........       369,708           16,549
    Shares reacquired......................   (14,817,258)      (2,494,953)
                                             ------------   --------------
    Net Increase...........................     1,096,322        3,757,014
                                             ============   ==============
    Intermediate Fixed Income Investments
    Shares sold............................    32,765,684       44,484,228
    Shares issued on reinvestment..........     3,232,431        4,558,610
    Shares reacquired......................   (63,830,648)     (52,814,440)
                                             ------------   --------------
    Net Decrease...........................   (27,832,533)      (3,771,602)
                                             ============   ==============
    Long-Term Bond Investments
    Shares sold............................     2,373,192        2,792,766
    Shares issued on reinvestment..........       437,857          801,326
    Shares reacquired......................    (5,027,713)      (9,007,579)
                                             ------------   --------------
    Net Decrease...........................    (2,216,664)      (5,413,487)
                                             ============   ==============
    Municipal Bond Investments
    Shares sold............................     1,286,300        2,062,646
    Shares issued on reinvestment..........       168,256          284,152
    Shares reacquired......................    (3,735,894)      (4,046,973)
                                             ------------   --------------
    Net Decrease...........................    (2,281,338)      (1,700,175)
                                             ============   ==============
    Mortgage Backed Investments
    Shares sold............................     2,454,670        2,680,371
    Shares issued on reinvestment..........       635,989          788,599
    Shares reacquired......................    (4,831,143)      (7,629,237)
                                             ------------   --------------
    Net Decrease...........................    (1,740,484)      (4,160,267)
                                             ============   ==============
    High Yield Investments
    Shares sold............................    30,795,760       18,165,693
    Shares issued on reinvestment..........     3,533,885        2,297,214
    Shares reacquired......................   (11,716,397)     (13,562,721)
                                             ------------   --------------
    Net Increase...........................    22,613,248        6,900,186
                                             ============   ==============
    Multi-Sector Fixed Income Investments
    Shares sold............................     2,321,328        5,736,725
    Shares issued on reinvestment..........       312,887          113,939
    Shares reacquired......................    (2,345,307)      (2,205,564)
                                             ------------   --------------
    Net Increase...........................       288,908        3,645,100
                                             ============   ==============
    Government Money Investments
    Shares sold............................   814,337,373    1,689,611,868
    Shares issued on reinvestment..........    10,852,123       13,438,175
    Shares reacquired......................  (868,991,654)  (1,780,453,613)
                                             ------------   --------------
    Net Decrease...........................   (43,802,158)     (77,403,570)
                                             ============   ==============

          Financial Highlights



For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Large Capitalization Value Equity Investments
-----------------------------------------------------------------------------------------
                                              2001(1)     2000    1999    1998    1997
                                              --------   ------  ------  ------  ------
  Net Asset Value, Beginning of Year.........   $11.93   $13.53  $12.28  $14.91  $11.55
                                              --------   ------  ------  ------  ------
  Income (Loss) From Operations:
    Net investment income....................     0.12     0.17    0.17    0.16    0.23
   Net realized and unrealized gain (loss)...    (0.34)    0.31    2.94    0.08    4.09
                                              --------   ------  ------  ------  ------
  Total Income (Loss) From Operations........    (0.22)    0.48    3.11    0.24    4.32
                                              --------   ------  ------  ------  ------
  Less Distributions From:
    Net investment income....................    (0.15)   (0.17)  (0.18)  (0.11)  (0.34)
    Net realized gains.......................    (1.49)   (1.91)  (1.68)  (2.76)  (0.62)
                                              --------   ------  ------  ------  ------
  Total Distributions........................    (1.64)   (2.08)  (1.86)  (2.87)  (0.96)
                                              --------   ------  ------  ------  ------
  Net Asset Value, End of Year...............   $10.07   $11.93  $13.53  $12.28  $14.91
                                              ========   ======  ======  ======  ======
  Total Return...............................    (1.96)%   4.00%  26.36%   0.03%  38.98%
  Net Assets, End of Year (millions).........   $1,612   $1,933  $1,946  $1,712  $1,935
  Ratios to Average Net Assets:
    Expenses.................................     0.78%    0.78%   0.75%   0.80%   0.78%
    Net investment income....................     1.10     1.34    1.10    1.18    1.70
  Portfolio Turnover Rate....................       79%      78%     54%     57%     70%

Large Capitalization Growth Investments
-----------------------------------------------------------------------------------------
                                              2001(1)     2000    1999    1998    1997
                                              --------   ------  ------  ------  ------
  Net Asset Value, Beginning of Year.........   $29.33   $24.35  $17.30  $17.27  $13.10
                                              --------   ------  ------  ------  ------
  Income (Loss) From Operations:
    Net investment income (loss).............    (0.05)   (0.04)   0.01    0.04    0.07
   Net realized and unrealized gain (loss)...   (11.65)    7.87    7.87    1.31    4.72
                                              --------   ------  ------  ------  ------
  Total Income (Loss) From Operations........   (11.70)    7.83    7.88    1.35    4.79
                                              --------   ------  ------  ------  ------
  Less Distributions From:
    Net investment income....................       --       --   (0.01)  (0.08)  (0.08)
    Net realized gains.......................    (6.29)   (2.85)  (0.82)  (1.24)  (0.54)
                                              --------   ------  ------  ------  ------
  Total Distributions........................    (6.29)   (2.85)  (0.83)  (1.32)  (0.62)
                                              --------   ------  ------  ------  ------
  Net Asset Value, End of Year...............   $11.34   $29.33  $24.35  $17.30  $17.27
                                              ========   ======  ======  ======  ======
  Total Return...............................   (45.61)%  34.31%  46.29%   7.81%  37.47%
  Net Assets, End of Year (millions).........   $1,651   $2,758  $2,326  $1,793  $1,845
  Ratios to Average Net Assets:
    Expenses.................................     0.77%    0.71%   0.68%   0.76%   0.69%
    Net investment income (loss).............    (0.29)   (0.15)   0.06    0.16    0.50
  Portfolio Turnover Rate....................      115%      59%     34%     39%     65%

--------
(1)Per share amounts have been calculated using the monthly average share method.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

S&P 500 Index Investments
--------------------------------------------------------------------------------------------------
                                            2001(1)    2000(1)(2)
                                           ---------   --------
Net Asset Value, Beginning of Year........ $    9.41       $8.00
                                           ---------    --------
Income (Loss) From Operations:
  Net investment income(3)................      0.10        0.11
  Net realized and unrealized gain (loss).     (2.31)       1.35
                                           ---------    --------
Total Income (Loss) From Operations.......     (2.21)       1.46
                                           ---------    --------
Less Distributions From:
  Net investment income...................     (0.13)      (0.05)
  Net realized gains......................     (0.66)         --
                                           ---------    --------
Total Distributions.......................     (0.79)      (0.05)
                                           ---------    --------
Net Asset Value, End of Year..............     $6.41       $9.41
                                           =========    ========
Total Return..............................    (24.58)%     18.24%++
Net Assets, End of Year (000s)............   $31,098     $35,365
Ratios to Average Net Assets:
  Expenses(3)(4)..........................      0.30%       0.30%+
  Net investment income...................      1.29        1.31+
Portfolio Turnover Rate...................       175%         54%

Intermediate Fixed Income Investments
--------------------------------------------------------------------------------------------------
                                             2001         2000        1999      1998      1997
                                           ---------   ----------   --------  --------  --------
Net Asset Value, Beginning of Year........     $7.82       $7.83       $8.19     $8.06     $7.92

                                           ---------    --------    --------  --------  --------
Income From Operations:
  Net investment income...................      0.50        0.48        0.44      0.48      0.50
  Net realized and unrealized gain (loss).      0.46       (0.05)      (0.35)     0.15      0.14

                                           ---------    --------    --------  --------  --------
Total Income From Operations..............      0.96        0.43        0.09      0.63      0.64

                                           ---------    --------    --------  --------  --------
Less Distributions From:
  Net investment income...................     (0.47)      (0.44)      (0.45)    (0.50)    (0.50)

                                           ---------    --------    --------  --------  --------
Total Distributions.......................     (0.47)      (0.44)      (0.45)    (0.50)    (0.50)

                                           ---------    --------    --------  --------  --------
Net Asset Value, End of Year..............     $8.31       $7.82       $7.83     $8.19     $8.06

                                           =========    ========    ========  ========  ========
Total Return..............................     12.57%       5.73%       1.07%     8.00%     8.23%
Net Assets, End of Year (000s)............  $368,637    $564,715    $594,666  $574,998  $384,094
Ratios to Average Net Assets:
  Net investment income...................      6.15%       6.02%       4.53%     5.95%     6.19%
  Interest expense........................        --        0.03          --        --        --
  Other expenses..........................      0.79        0.75        0.61      0.73      0.73
  Total expenses..........................      0.79        0.78        0.61      0.73      0.73
Portfolio Turnover Rate...................       325%        195%        207%       63%      118%

--------
(1)Per share amounts have been calculated using the monthly average share method.
(2)For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(3)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                      Expense Ratios
                                       Net Investment    Without
                                         Income Per   Waivers and/or
                                       Share Decrease Reimbursements
                                       -------------- ------------
             Portfolio                  2001    2000  2001   2000
             ---------                  -----  -----  ----   ----
             S&P 500 Index Investments $0.02   $0.04  0.64%   0.82%+

(4)As a result of a voluntary expense limitation, expense ratios will not exceed 0.30%.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Long-Term Bond Investments
---------------------------------------------------------------------------------------------
                                           2001(1)   2000      1999       1998       1997
                                           -------  -------  --------   --------   --------
Net Asset Value, Beginning of Year........   $7.85    $7.70     $9.05      $8.26      $7.87
                                           -------  -------  --------   --------   --------
Income (Loss) From Operations:
  Net investment income...................    0.45     0.48      0.49       0.52       0.53
  Net realized and unrealized gain (loss).    0.46     0.21     (1.00)      0.78       0.46
                                           -------  -------  --------   --------   --------
Total Income (Loss) From Operations.......    0.91     0.69     (0.51)      1.30       0.99
                                           -------  -------  --------   --------   --------
Less Distributions From:
  Net investment income...................   (0.43)   (0.48)    (0.50)     (0.51)     (0.59)
  Net realized gains......................      --    (0.05)    (0.34)        --         --
  Capital.................................      --    (0.01)       --         --      (0.01)
                                           -------  -------  --------   --------   --------
Total Distributions.......................   (0.43)   (0.54)    (0.84)     (0.51)     (0.60)
                                           -------  -------  --------   --------   --------
Net Asset Value, End of Year..............   $8.33    $7.85     $7.70      $9.05      $8.26
                                           =======  =======  ========   ========   ========
Total Return..............................   11.98%    9.50%    (6.19)%    16.22%     12.93%
Net Assets, End of Year (000s)............ $61,163  $75,091  $115,355   $157,612   $183,051
Ratios to Average Net Assets:
  Expenses................................    1.02%    0.92%     0.80%      0.82%      0.78%
  Net investment income...................    5.66     6.18      5.81       5.96       6.54
Portfolio Turnover Rate...................     405%     358%       30%        63%        34%
Municipal Bond Investments
---------------------------------------------------------------------------------------------
                                           2001(1)   2000      1999       1998       1997
                                           -------  -------  --------   --------   --------
Net Asset Value, Beginning of Year........   $8.40    $8.22     $8.92      $8.62      $8.26

                                           -------  -------  --------   --------   --------
Income (Loss) From Operations:
  Net investment income(2)................    0.37     0.37      0.35       0.36       0.38
  Net realized and unrealized gain (loss).    0.49     0.17     (0.57)      0.32       0.34

                                           -------  -------  --------   --------   --------
Total Income (Loss) From Operations.......    0.86     0.54     (0.22)      0.68       0.72

                                           -------  -------  --------   --------   --------
Less Distributions From:
  Net investment income...................   (0.35)   (0.35)    (0.35)     (0.38)     (0.36)
  In excess of net investment income......      --       --        --      (0.00)*       --
  Net realized gains......................      --    (0.01)    (0.13)        --         --

                                           -------  -------  --------   --------   --------
Total Distributions.......................   (0.35)   (0.36)    (0.48)     (0.38)     (0.36)

                                           -------  -------  --------   --------   --------
Net Asset Value, End of Year..............   $8.91    $8.40     $8.22      $8.92      $8.62

                                           =======  =======  ========   ========   ========
Total Return..............................   10.44%    6.79%    (2.60)%     8.09%      8.88%
Net Assets, End of Year (000s)............ $31,404  $48,789   $61,743    $72,511    $52,024
Ratios to Average Net Assets:
  Expenses(1).............................    0.85%    0.79%     0.78%      0.80%      0.80%
  Net investment income...................    4.32     4.50      4.03       4.20       4.50
Portfolio Turnover Rate...................      23%      37%      142%       160%        31%

--------
(1)Per share amounts have been calculated using the monthly average share method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                          Expense Ratios
                           Net Investment    Without
                             Income Per   Waivers and/or
                           Share Decrease Reimbursements
                           -------------- -------------
Portfolio                   1997    1996   1997    1996
---------                  -----   -----  ----     ----
Municipal Bond Investments $0.00*  $0.02  0.83%    1.02%

 * Amount represents less than $0.01 per share.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Mortgage Backed Investments
--------------------------------------------------------------------------------------------
                                           2001(1)    2000      1999      1998      1997
                                           -------  --------  --------  --------  --------
Net Asset Value, Beginning of Year........   $7.84     $7.73     $8.13     $7.96     $7.74
                                           -------  --------  --------  --------  --------
Income (Loss) From Operations:
  Net investment income(2)................    0.51      0.49      0.45      0.46      0.48
  Net realized and unrealized gain (loss).    0.37      0.08     (0.34)     0.19      0.25

                                           -------  --------  --------  --------  --------
Total Income From Operations..............    0.88      0.57      0.11      0.65      0.73

                                           -------  --------  --------  --------  --------
Less Distributions From:
  Net investment income...................   (0.46)    (0.46)    (0.45)    (0.48)    (0.51)
  Net realized gains......................      --        --     (0.05)       --        --
  Capital.................................      --        --     (0.01)       --        --

                                           -------  --------  --------  --------  --------
Total Distributions.......................   (0.46)    (0.46)    (0.51)    (0.48)    (0.51)

                                           -------  --------  --------  --------  --------
Net Asset Value, End of Year..............   $8.26     $7.84     $7.73     $8.13     $7.96
                                           =======  ========  ========  ========  ========
Total Return..............................   11.47%     7.58%     1.30%     8.37%     9.69%
Net Assets, End of Year (000s)............ $91,326  $100,342  $131,039  $156,043  $136,586
Ratios to Average Net Assets:
  Net investment income...................    6.14%     6.26%     5.67%     5.69%     6.08%
  Interest expense........................      --      0.05        --        --        --
  Other expenses(2)(3)....................    0.80      0.80      0.80      0.80      0.80
  Total expenses..........................    0.80      0.85      0.80      0.80      0.80
Portfolio Turnover Rate...................      10%       28%       87%      214%       94%

--------
(1)Per share amounts have been calculated using the monthly average share method.
(2)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                Net Investment Income     Expense Ratios Without Waivers
                                 Per Share Decrease           and/or Reimbursements
                            ----------------------------- -----------------------------
Portfolio                   2001  2000  1999  1998  1997  2001   2000  1999  1998  1997
---------                   ----- ----- ----- ----- ----- ----   ----  ----  ----  ----
Mortgage Backed Investments $0.01 $0.01 $0.01 $0.01 $0.01 0.95%  0.97% 0.91% 0.93% 0.93%

(3)As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 0.80%.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

High Yield Investments
--------------------------------------------------------------------------------
                                    2001(1)    2000(1)    1999(1)   1998(2)
                                    --------   --------   --------  -------
Net Asset Value, Beginning of Year.    $5.85      $7.33      $7.89    $8.00

                                    --------   --------   --------  -------
Income (Loss) From Operations:
  Net investment income(3).........     0.51       0.69       0.83     0.05
  Net realized and unrealized loss.    (0.64)     (1.37)     (0.54)   (0.16)

                                    --------   --------   --------  -------
Total Income (Loss) From Operations    (0.13)     (0.68)      0.29    (0.11)

                                    --------   --------   --------  -------
Less Distributions From:
  Net investment income............    (0.52)     (0.71)     (0.83)      --
  Net realized gains...............       --         --      (0.02)      --
  Capital..........................       --      (0.09)        --       --

                                    --------   --------   --------  -------
Total Distributions................    (0.52)     (0.80)     (0.85)      --

                                    --------   --------   --------  -------
Net Asset Value, End of Year.......    $5.20      $5.85      $7.33    $7.89
                                    ========   ========   ========  =======
Total Return.......................    (2.27)%    (9.37)%     3.67%   (1.38)%++
Net Assets, End of Year (000s)..... $263,525   $164,056   $155,057  $76,557
Ratios to Average Net Assets:
  Expenses(3)......................     1.12%      1.20%      1.19%    1.20%+
  Net investment income............     9.38      11.30      10.62     7.37+
Portfolio Turnover Rate............       81%       129%       122%      13%

--------
(1)Per share amounts have been calculated using the monthly average shares method.
(2)For the period from July 13, 1998 (commencement of operations) to August 31, 1998.
(3)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                                    Expense Ratios
                                     Net Investment    Without
                                       Income Per    Waivers and
                                     Share Decrease Reimbursements
                                     -------------- --------------
              Portfolio                   1998           1998
              ---------              -------------- --------------
              High Yield Investments     $0.01           2.42%+

 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

Financial Highlights
(continued)


For a share of each class of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Multi-Sector Fixed Income Investments
---------------------------------------------------------------------------------------------
                                         2001(1)  2000(1)(2)
                                        --------  ----------
Net Asset Value, Beginning of Year.....    $8.23      $8.00
                                        --------   --------
Income From Operations:
  Net investment income(3).............     0.55       0.45
  Net realized and unrealized gain.....     0.18       0.06
                                        --------   --------
Total Income From Operations...........     0.73       0.51
                                        --------   --------
Less Distributions From:
  Net investment income................    (0.65)     (0.28)
  Net realized gains...................    (0.02)        --
                                        --------   --------
Total Distributions....................    (0.67)     (0.28)
                                        --------   --------
Net Asset Value, End of Year...........    $8.29      $8.23
                                        ========   ========
Total Return...........................     9.26%      6.47%++
Net Assets, End of Year (000s).........  $32,617    $29,989
Ratios to Average Net Assets:
  Expenses(3)(4).......................     0.80%      0.80%+
  Net investment income................     6.59       6.13+
Portfolio Turnover Rate................      149%       249%

Government Money Investments
---------------------------------------------------------------------------------------------
                                         2001(1)   2000(1)     1999(1)   1998(1)   1997(1)
                                        --------   --------    --------  --------  --------
Net Asset Value, Beginning of Year.....    $1.00      $1.00       $1.00     $1.00     $1.00
                                        --------   --------    --------  --------  --------
  Net investment income(3).............     0.05       0.05        0.04      0.05      0.05
  Dividends from net investment income.    (0.05)     (0.05)      (0.04)    (0.05)    (0.05)
                                        --------   --------    --------  --------  --------
Net Asset Value, End of Year...........    $1.00      $1.00       $1.00     $1.00     $1.00
                                        ========   ========    ========  ========  ========
Total Return...........................     5.04%      5.44%       4.53%     5.10%     4.98%
Net Assets, End of Year (000s)......... $181,954   $225,756    $303,160  $375,761  $388,713
Ratios to Average Net Assets:
  Expenses(3)(5).......................     0.60%      0.60%       0.60%     0.60%     0.60%
  Net investment income................     5.04       5.30        4.46      4.99      4.91

--------
(1)Per share amounts have been calculated using the monthly average share method.
(2)For the period from October 1, 1999 (commencement of operations) to August 31, 2000.
(3)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                                           Net Investment Income       Expense Ratios Without Waivers and
                                             Per Share Decrease                  Reimbursements
                                      -------------------------------- ---------------------------------
Portfolio                             2001   2000  1999   1998   1997  2001       2000  1999  1998  1997
---------                             -----  ----- -----  -----  ----- ----       ----  ----  ----  ----
Multi-Sector Fixed Income Investments $0.01  $0.03   N/A    N/A    N/A 0.97%      1.17%  N/A   N/A   N/A
Government Money Investments.........  0.00*  0.02 $0.00* $0.00* $0.01 0.74       0.78  0.71% 0.66% 0.64%

(4)As a result of a voluntary expense limitation, expense ratios will not exceed 0.80%.
(5)As a result of a voluntary expense limitation, expense ratios will not exceed 0.60%.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.
 * Amount represents less than $0.01 per share.

          Independent Auditors' Report


The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments and Government Money Investments (''Portfolios'') of Consulting Group Capital Markets Funds (''Fund'') as of August 31, 2001, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the periods mentioned therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of August 31, 2001, and the results of their operations, the changes in their net assets, and the financial highlights for the periods mentioned therein, in conformity with accounting principles generally accepted in the United States of America.


                                          /s/ KPMG LLP

New York, New York
October 12, 2001

Tax Information
(unaudited)
The following August 31, 2001 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

The Portfolios listed below designate for Federal income tax purposes the following amounts as long term capital gain dividends paid:

Large Capitalization Value Equity Investments $203,434,104
Large Capitalization Growth Investments......  551,879,107
S&P 500 Index Investments....................      171,439
Multi-Sector Fixed Income Investments........       59,468

100% of the dividends from net investment income paid by Municipal Bond Investments are tax-exempt for regular Federal income tax purposes.

The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders.

Large Capitalization Value Equity Investments 73.13%
Large Capitalization Growth Investments...... 29.38
S&P 500 Index Investments.................... 20.49
High Yield Investments.......................  1.66

The following percentages of ordinary income distributions have been derived from investments in U.S. government and agency obligations. All or a portion of the corresponding percentages may be exempt from taxation at the state level.

Large Capitalization Value Equity Investments  0.11%
S&P 500 Index Investments....................  0.52
Intermediate Fixed Income Investments........ 14.63
Long-Term Bond Investments................... 23.84
Multi-Sector Fixed Income Investments........ 14.56
Government Money Investments................. 24.74

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                            SALOMONSMITHBARNEY.COM




[LOGO] Smith Barney BC

  This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's
     Investment policies, charges and expenses as well as other pertinent information.
TK 2120A, 8/01  Consulting Group Capital Markets Funds . 222 Delaware Avenue .
                        Wilmington, Delaware  .  19801

                            [LOGO] Consulting Group

                               Consulting Group
                             Capital Markets Funds

                 Small Capitalization Value Equity Investments
                    Small Capitalization Growth Investments
                       International Equity Investments
                      Emerging Markets Equity Investments
                    International Fixed Income Investments
                             Balanced Investments


         Annual Report
         August 31, 2001
                                     [LOGO] TRAK(R)
                                     Personalized Investment Advisory Service

         -------------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
         -------------------------------------------------------------

Table of Contents



SHAREHOLDER LETTER............................................   1

CONSULTING GROUP CAPITAL MARKETS FUNDS PERFORMANCE SUMMARY

    SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS.............   4

    SMALL CAPITALIZATION GROWTH INVESTMENTS...................   6

    INTERNATIONAL EQUITY INVESTMENTS..........................   8

    EMERGING MARKETS EQUITY INVESTMENTS.......................  10

    INTERNATIONAL FIXED INCOME INVESTMENTS....................  12

    BALANCED INVESTMENTS......................................  14

SCHEDULES OF INVESTMENTS......................................  19

RATINGS AND SECURITY DESCRIPTIONS............................. 117

STATEMENTS OF ASSETS AND LIABILITIES.......................... 118

STATEMENTS OF OPERATIONS...................................... 120

STATEMENTS OF CHANGES IN NET ASSETS........................... 122

NOTES TO FINANCIAL STATEMENTS................................. 126

FINANCIAL HIGHLIGHTS.......................................... 144

INDEPENDENT AUDITORS' REPORT.................................. 147

TAX INFORMATION............................................... 148

Consulting Group Capital Markets Funds

DEAR SHAREHOLDER,

U.S. MARKET OVERVIEW

Even before the tragic events of September 11, the global economic environment had begun to show signs of weakening consumer sentiment. This sentiment was further tested by the terrorist attacks in New York and Washington, D.C., whose global impact has reached far beyond the shores of the United States. While the resulting global financial environment has not been this unfavorable since 1973 and 1974, our current experience should be put in perspective to past events, and the interwoven relationships between the larger economies of the United States, Europe and Japan.

In the later half of the 1990's, the United States proved to be the financial engine of global growth, capturing the world's attention as the barometer of global fiscal health. The "safe-haven" status of the dollar, dramatic gains of the equity markets, and low unemployment figures in an environment of low inflation created an atmosphere of unguarded optimism. Beginning in March of 2000, at the peak of the NASDAQ market, negative emotional factors began to infiltrate the otherwise perfect confluence of events. Since then, in defiance of aggressive and prudent U.S. Federal Reserve Board ("Fed") response to market conditions, U.S. markets (with some exception, notably small cap value stocks) have continued their downward trend, driven primarily by continued negative sentiment of public and private investors and a deepening decline in corporate profits. Before the terrorist attacks were even factored into earnings estimates, the third quarter 2001 earnings of the Standard & Poor's 500 Index ("S&P 500") were expected to fall 17% compared to the earnings in the third quarter of 2000.

At the end of the period under review, August 31, 2001, the U.S. slowdown was already the deepest, broadest, and longest since the 1990-91 recession. The optimism for the continual appreciation of stocks, and for technology, media, and telecommunications ("TMT") stocks in particular, was shaken during the period. Negative earnings surprises, rising oil prices, and the euro's continued weakness against the U.S. dollar resulted in persistent volatility among the world's equity markets along with a widespread rationalization of stock valuations across many industries.

Prior to the events of September 11, investors were beginning to see signs of a "bottoming-out" of the U.S. economy, and markets were beginning to be viewed as close to reasonable value with limited downside risk. Since then, consumer confidence has suffered another setback, raising strong doubts that consumer spending (which comprises fully two-thirds of U.S. GDP) would maintain its previous pace, thus increasing the probability of an outright contraction in GDP. The Fed had lowered its target for the federal funds rate ("fed funds rate") by 50 basis points in Mid-September (to 3%), after having trimmed 25 basis points from the target in Mid-August. In addition, Congress approved a large package of federal aid to assist in the relief and rebuilding effort and additional fiscal stimulus measures were under active consideration as the quarter came to a close. The Fed acted again shortly after the quarter ended, pushing its target for the fed funds rate to 2.5%, the lowest since 1962.

As the quarter ended, many U.S. equity benchmarks posted their worst quarterly returns since the 1987 stock market crash. The Dow Jones Industrial Average lost 15.37% for the third quarter of 2001, while the S&P 500 fell 14.68%. This drop left the S&P 500 nearly 32% below the record high it set in March of 2000. Value-oriented benchmarks generally outperformed growth indices, continuing a trend that began in the first quarter of 2000. The Russell 1000 Growth Index posted a loss of 19.41% in the third quarter, versus a 10.96% loss for the Russell 1000 Value Index. Value has outperformed growth in four of the last five quarters.

Not surprisingly, prices of Treasury securities - traditional havens in times of crisis - jumped following the attack, sending yields sharply lower. The yield on the 10-year note fell to 4.60% by the end of the quarter, from 4.84% on

September 10 and 5.42% at the end of the second quarter. The Fed helped push bond prices higher by cutting short-term interest rates immediately after the attack and injecting billions of dollars in liquidity into the banking system to stabilize the markets.

INTERNATIONAL MARKET OVERVIEW

International equity markets seemed to become increasingly correlated to the U.S. equity market as the prospect of a slower economy and cascading equity markets spread throughout Europe. "Euroland" economic growth has slowed sharply, and the region is likely to lag behind any U.S. upturn. Similar to the U.S., previously high-flying TMT stocks fared the worst. The continued weakness of the Euro added to corporate earnings pressure and further exacerbated a decline in many European stock prices. In a surprise move, the European Central Bank ("ECB") cut interest rates by 25 basis points, following a similar move by the Bank of England (its third cut this year to 5.25%.) Until that point, the ECB had been the only major central bank that had not already lowered interest rates in 2001.

The negative macroeconomic backdrop of slowing global economic growth and disappointing earnings from a number of industries also resulted in weak performance by most equity emerging markets for the period. General macroeconomic frailty was further exacerbated by local currency weakness in many Asian countries, including Korea, Indonesia, Thailand, Taiwan and the Philippines. The equity markets of most Latin American countries experienced a volatile period, with Argentina and Brazil experiencing a more substantial downturn. Volatility in Argentina was influenced mainly by uncertainty regarding its government's efforts to restore economic growth and contain fiscal imbalances. In Brazil, volatility was impacted by a scandal regarding political corruption, an energy crisis caused by a severe drought that sharply reduced hydroelectric power generation, and a weakening Brazilian real.

WHAT IS ASSET ALLOCATION?

A critical investing decision remains the asset allocation strategy.

Investors can become overwhelmed by the wide selection of mutual funds and may neglect the fact that mutual fund managers are subject to the same financial uncertainties that investors seek to delegate away by hiring a professional investment manager. It is therefore critically important to distinguish between luck and skill and to understand how performance has been generated in the past.

A diversified portfolio can offer protection from the risks inherent with some investment styles. Studies have shown that asset allocation decisions are more important than security selection or market timing in measuring the success of investment plans. Long-term, or strategic, asset allocation decisions provide for the allocation of assets to broad classes such as stocks, bonds, and cash. These decisions are based upon long-term predictions of the capital markets and the impact of those decisions on an investor's goals. Shorter term or active style allocation decisions vary from the strategic allocation in an effort to benefit from existing opportunities in the market. Such decisions may involve allocations between value and growth or varying capitalizations.

The Consulting Group has its own Asset Allocation Committee, a nine-member group composed of six Consulting Group professionals and three members of the academic community and money management industry. The committee meets at least once a month to discuss global market conditions and review any changes to the current allocation that these conditions may mandate.

CONSULTING GROUP CAPITAL MARKETS FUNDS

The equity asset classes all generated losses of varying degrees for the year under review and the CGCM Equity Funds were not immune to the wider markets conditions. The Large Capitalization Value Investments outperformed its peer group average while the Fixed Income Funds demonstrated the power of diversification as fixed income became the "safe haven" for investors. The Intermediate Fixed Income Investments outperformed its benchmark and its Lipper peer group average.

As part of the overall service provided to you by Consulting Group, we periodically recommend an advisers' termination from a Portfolio or recommend that an adviser be retained for a Portfolio. During the period under review, the following adviser changes took place:

  . Deutsche Asset Management and Brandywine Asset Management were retained as additional advisers for International Equity Investments, effective May 2001 and July 2001, respectively.
  . Furman Selz Capital Management was retained as an additional adviser for Small Capitalization Value Equity Investments, effective July 2001.

In general we have tilted the Portfolios to favor active managers over passive. Over the long term we believe that having more active advisers will better meet the overall objectives of the fund.

MARKET OUTLOOK - OCTOBER 2001

Many investors are appropriately concerned with their investments and the near term prospects for a global economic recovery. It is at times like these that investors should carefully consider any investment decisions.

It is interesting to note a historical paradox where, during a crisis, cheaply valued stocks tend to fall more than expensively valued ones, and then recover more quickly. In a bizarre twist of investor psychology, many investors would prefer to hold "proven" stocks than those considered "valuable." The likely explanation is that a crisis reinforces negative sentiment in an undervalued market, and investor sentiment has a tendency to overshoot on the downside.

While investment losses always cause concern and discomfort, it is important to maintain a long-term outlook as ongoing volatility heightens the need to adhere to a long-term investment strategy and to integrate a diversified approach to addressing your investment goals. Amidst a time of uncertainty, Consulting Group is optimistic about opportunities in a variety of sectors in the financial market. In the meantime, we would like to thank you for your continued support and encourage you to contact your Financial Consultant, who can assist you with any questions or concerns.

Sincerely,

         /s/ Heath B. McLendon                   /s/ Frank L. Campanale
         Heath B. McLendon                       Frank L. Campanale
         Chairman                                Investment Officer

October 10, 2001

                                    [Graphic]



Small Capitalization Value Equity Investments

 ABOUT THE SUB-ADVISERS

 . NFJ Investment Group ("NFJ")
 An active management style that invests in a diversified portfolio of small capitalization common stocks that it believes are undervalued in the marketplace generally and within their respective industries. The sub-adviser also considers valuation factors such as price-to-book, price-to-cash flow, dividend policy and industry outlook in selecting stocks for investment.

 . Mellon Capital Management Corp. ("Mellon Capital")
 A passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Value Index. It minimizes performance differences from the Index through systematic quantitative methods.

 . Rutabaga Capital Management LLC ("Rutabaga Capital")
 Focuses exclusively on micro and small capitalization stocks and looks to unearth uncommon or currently unfavored stocks. The firm's analysts employ extensive bottom-up fundamental research to identify high quality companies with catalysts to increase margins and intrinsic value but are neglected or misperceived by the market.

 . Furman Selz Capital Management LLC ("Furman Selz")
 Selects stocks on a bottom-up basis utilizing fundamental research in order to identify stocks of companies undergoing a material change that may be purchased at a reasonable price in relation to their earnings growth rate.

 Note: Effective 7/16/01, Consulting Group selected Furman Selz as an additional sub-adviser to the Portfolio.


During the year ended August 31, 2001, Small Capitalization Value Investments ("Portfolio") outperformed the Russell 2000 Value Index, 19.98% vs. 18.04% and its Lipper Small Cap Value Fund peer universe which returned 17.43%. During this period, Furman Selz was retained as an additional sub-adviser to the Portfolio. During the year, Consulting Group in its capacity as investment manager reduced the passive allocation while increasing the active allocation. The Portfolio is sub-advised by NFJ, Mellon Capital, Rutabaga Capital and Furman Selz.

The following factors drove performance of NFJ's allocation:

NFJ maintains a portfolio of holdings broadly diversified by economic sector and industry. All economic sectors and four of every five holdings posted positive returns for the calendar year. The finance sector held the largest weighting, but Real Estate Investment Trusts comprised half of the finance weighting. Ten holdings were takeover targets and received tender offers. Trading activity added to total return versus a buy/hold strategy. The portfolio had approximately 25% turnover in new positions and held no new era technology stocks. The strategy will continue to emphasize low valuation multiples and dividend yield.

The following factors drove performance of Rutabaga Capital's allocation:

The Portfolio had virtually no exposure to the Internet and telecom companies and focused on companies with good earning progress despite general economic problems, specifically, telecom. The companies in our Portfolio, spread across all industries and sectors, saw over three times as many earnings disappointments. We believe the best performance will keep coming from individual companies that can buck the trend of a weakening economy and shine when the economy improves. Therefore, we continue to be stock pickers instead of trying to forecast the economic direction to find the next hot industry or sector.
With respect to the assets allocated to Furman Selz, because the firm commenced operation in July 2001, there is not enough information to evaluate their performance.

The following graphs depict the performance of the Small Capitalizations Value Equity Investments vs. the Russell 2000 Value Index/1/ and the Lipper Small Cap Value Fund Average/2/.

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Value Index and the Lipper Small Cap Value Fund Average
                                     [CHART]

                                                                             Small               Small
                                                                              Capitalization      Capitalization
                                                     Lipper
                                                                                 Value               Value
                                                     Small
                                                                            Investments*        Investments    Russell 2000   Cap
                                                     Value
                                                                             (With TRAK Fee)   (Without TRAK Fee)  Value Index
                                                     Index
                                                         11/18/1991 ...........  $10,000          $10,000          $10,000
                                                     $10,000
                                                         8/92 .................   10,835           10,850           11,926
                                                     11,150
                                                         8/93 .................   12,521           12,558           16,206
                                                     14,155
                                                         8/94 .................   12,088           12,143           17,513
                                                     15,037
                                                         8/95 .................   13,576           13,661           20,241
                                                     17,617
                                                         8/96 .................   15,248           15,366           22,694
                                                     20,105
                                                         8/97 .................   21,687           21,880           31,160
                                                     27,781
                                                         8/98 .................   18,882           19,071           27,434
                                                     23,088
                                                         8/99 .................   21,423           21,668           29,829
                                                     27,085
                                                         8/2000 ...............   22,480           22,770           33,916
                                                     32,169
                                                         8/31/2001 ............   26,937           27,320           40,034
                                                     37,769

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Value Index and the Lipper Small Cap Value Fund Average
                                    [CHART]

                                        Small                Small
                                    Capitalization       Capitalization                       Lipper
                                        Value                Value              Russel       Small Cap
                                     Investments*         Investments         2000 Value       Value
                                    (With TRAK Fee)    (Without TRAK Fee)       Index          Index
    8/98 ...................            $10,000             $10,000            $10,000        $10,000
    8/99 ...................            $11,346             $11,361            $10,873         11,731
    8/2000 .................            $11,905             $11,940            $12,363         13,933
    8/2001 .................            $14,266             $14,325            $14,593         16,359


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 SMALL CAPITALIZATION VALUE EQUITY INVESTMENTS Average Annual Total Returns for Period Through August 31, 2001

       Class A Shares                     Without TRAK Fee With TRAK Fee*
      --------------------------------------------------------------------
       Since inception (11/18/91)              10.82%          10.66%
       5 year                                  12.20           12.05
       3 year                                  12.73           12.57
       1 year                                  19.98           19.83
      ------------------------------------------------------------------

                    See pages 16 and 17 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

                                    [CHART]
Retail  7.8%
Repurchase Agreement 6.8%
Real Estate Investment Trusts 6.4%
Banks 4.8%
Commercial Services  4.8%
Insurance 4.1%
Manufacturing - Miscellaneous 4.1%
Gas  3.3%
Food 3.3%
Oil and Gas Producers 3.2%
Electric 3.1%
U.S. Treasury Obligation 0.1%
Other Common Stock 48.2%

                                    [Graphic]



Small Capitalization
Growth Investments

 ABOUT THE SUB-ADVISERS

 . Kern Capital Management LLC ("Kern Capital")
 Focuses fundamental research on uncovering innovative small cap companies early in their growth cycle. The firm's bottom-up investment process, which targets the four most innovative sectors (technology, healthcare, consumer and services) involves (i) detailed financial analysis, (ii) in-depth meetings with corporate management, (iii) discussion with brokerage firm and industry analysts and (iv) competitive analysis for discovering attractively priced small cap companies.

 . Mellon Capital Management Corp. ("Mellon Capital")
 A passive, index-based manager that seeks to fully replicate the performance of the Russell 2000 Growth Index. It minimizes performance differences from the Index through systematic quantitative methods.

 . Wall Street Associates
 Follows a bottom-up investment style. It looks for companies with superior earnings growth, strong balance sheets, attractive valuations and potentially positive earning surprises.

 . Westfield Capital Management Co., Inc. ("Westfield Capital")
 Favors investing in earnings growth stocks given their conviction that stock prices follow earnings progress and that they offer the best opportunity for superior real rates of return. Reasonably priced stocks of companies with high foreseen earnings potential are best identified through in-depth, fundamental research. It is their belief that the small cap portion of the market is under-researched, and therefore less efficient, than the large cap sector.

 . Westpeak Investment Advisors, L.P. ("Westpeak")
 Employs a value-oriented and research-driven approach to identify reasonably priced growth stocks that are likely to have positive earning surprises and revisions. The firm uses a value constraint to ensure that the growth stocks selected are reasonably priced.


During the year ended August 31, 2001, Small Capitalization Growth Investments ("Portfolio") outperformed its benchmark, the Russell 2000 Growth Index, negative 34.21% vs. negative 34.94%, but underperformed its Lipper Small Cap Growth Fund peer universe which returned negative 29.96%. During this period, Consulting Group, in its capacity as investment manager, reduced the passive allocation while increasing the active allocation. The Portfolio is sub-advised by Kern Capital, Mellon Capital, Wall Street Associates, Westfield Capital and Westpeak.

The following factors drove performance of Kern Capital's allocation:

Excesses built up during the Y2K and dot.com investment cycle caused dramatic declines over the past twelve months. Many areas including, telecomm equipment and service providers, software providers, PC and hand-held manufacturers, semiconductor equipment and chipmakers failed due to poor business models. The health care sector performed better helping the biotech industry escape a decline as the FDA clamped down following recalls of recently approved drugs. The consumer, auto, home and retail sales were strong during the first half of the fiscal year. With those sales currently weakening, we are concerned that the consumer sector will suffer.

The following factors drove performance of the Wall Street Associates' allocation:

U.S. equities suffered dramatic declines in virtually all major economic sectors though stock selection in the health care and consumer discretionary sectors added value to portfolio returns along with as overweight to the energy sector, which performed well relative to other sectors. Investments in the technology sector detracted substantially from performance.

The following factors drove performance of Westfield Capital's allocation:

Entering 2001, small capitalization and aggressive growth stocks were weak while technology continued its descent and employee layoffs became the norm. Focused on companies with an ability to grow earnings despite a slowing economy, we maintained an overweight to health care, financials and energy. In spring 2001, lower interest rates helped financial holdings in the Portfolio, primarily the fast growing niche banks and the energy outlook remained positive, despite a less attractive supply/demand. The Portfolio remains underweight technology and we continue to manage risk with a disciplined low price/earnings to growth rate style.

The following factors drove performance of Westpeak's allocation:

The Portfolio benefited from a relative overexposure to low P/E stocks, stock selection, and overweight in the Interest Sensitive sector, and an underweight in the Technology sector, which suffered from earnings disappointments.

The following graphs depict the performance of the Small Capitalization Growth Investments vs. the Russell 2000 Growth Index/3/ and the Lipper Small Cap Growth Fund Average./4/

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) SMALL CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Growth Index and the Lipper Small Cap Growth Fund Average
                                    [CHART]

               Small            Small
               Capitalization   Capitalization                    Lipper
               Growth           Growth                            Small Cap
               Investments      Investments         Russell 2000  Growth Fund
               (With TRAK Fee)* (Without TRAK Fee)* Growth Index  Average

    11/18/1991 $10,000          $10,000             $10,000       $10,000
    8/92       $9,974            $9,988              $9,823       $10,455
    8/93       $13,972          $14,013             $12,627       $13,876
    8/94       $15,794          $15,860             $13,103       $14,617
    8/95       $21,813          $21,926             $16,525       $19,164
    8/96       $26,443          $26,603             $18,061       $22,642
    8/97       $31,048          $31,265             $21,678       $27,603
    8/98       $23,236          $23,418             $15,974       $21,989
    8/99       $33,503          $33,796             $22,892       $32,741
    8/00       $50,410          $50,886             $31,836       $54,341
    8/31/2001  $33,131          $33,478             $20,712       $37,990
    [LOGO] Salomon Smith Barney

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) SMALL CAPITALIZATION GROWTH INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Russell 2000 Growth Index and the Lipper Small Cap Growth Fund Average
                                    [CHART]


              Small            Small
              Capitalization   Capitalization                    Lipper
              Growth           Growth                            Small Cap
              Investments      Investments         Russell 2000  Growth Fund
              (With TRAK Fee)* (Without TRAK Fee)* Growth Index  Average

    8/98      $10,000          $10,000             $10,000       $10,000
    8/99      $14,419          $14,432             $14,331       $14,890
    8/00      $21,695          $21,729             $19,930       $24,713
    8/1/01    $14,258          $14,296             $12,966       $17,277


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 SMALL CAPITALIZATION GROWTH INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

           Class A Shares              Without TRAK Fee With TRAK Fee*
          -------------------------------------------------------------
           Since inception (11/18/91)        13.14%          13.02%
           5 year                             4.70            4.61
           3 year                            12.65           12.55
           1 year                           (34.21)         (34.28)
          -----------------------------------------------------------

                    See pages 16 and 17 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of
 August 31, 2001

                                    [CHART]

Pharmaceuticals                         9.7%
Software                                7.9%
Retail                                  7.4%
Semiconductors                          7.2%
Healthcare                              6.8%
Telecommunications                      6.5%
Internet                                6.0%
Commercial Services                     5.0%
Biotechnology                           4.1%
Media                                   4.0%
U.S. Treasury Obligations and Warrants  0.1%
Repurchase Agreement                    6.4%
Other Common Stock                     28.9%

                                    [Graphic]



International Equity Investments

 ABOUT THE SUB-ADVISERS

 . Oechsle International Advisors, LLC ("Oechsle")
 Seeks to identify the most attractive foreign markets by ranking their expected returns through country and currency analysis. It then selects investments within attractive markets through both a top-down and bottom-up company analysis.

 . Zurich Scudder Investments, Inc. ("Scudder")
 Evaluates the prospects of foreign economies and analyzes individual companies to identify investment opportunities. In defining country allocations, the Portfolio may focus on global, economic, industrial and investment themes. Individual stocks are purchased on the basis of wide-ranging fundamental and valuation criteria. Scudder utilizes a "three-circle" approach that includes intensive research on global themes, company analysis and country analysis.

 . SSgA Funds Management, Inc. ("SSgA Funds")
 Uses a quantitative process to construct a portfolio that fully replicates the performance of the Morgan Stanley Capital International Europe Australia Far East ("MSCI EAFE") Index. The MSCI EAFE Index consists of securities of companies located in 20 countries outside of North America and represents approximately 60% of the total market value of all publicly traded stocks in these countries.

 . Deutsche Asset Management, Inc. ("Deutsche")
 Deutsche selects stocks on a bottom-up basis within a country and sector allocation framework, utilizing fundamental research in order to identify stocks that may be purchased at a reasonable price in relation to their earnings growth rate. Deutsche also manages risk utilizing a dedicated risk management program, including a currency risk manager.

 . Brandywine Asset Management Inc. ("Brandywine")
 With regard to stock selection, Brandywine employs a quantitative screen which takes into account country, industry and company valuation history. Brandywine seeks stocks whose performance has deviated from their historical mean and likely will revert to this historical mean.


During the year ended August 31, 2001, the International Equity Investments ("Portfolio") underperformed its benchmark, the MSCI EAFE Index, negative 28.67% vs. negative 24.35% and its Lipper International Funds peer universe which returned negative 26.75%. During this year, Brandywine and Deutsche were retained as additional sub-advisers to the Portfolio. Consulting Group, in its capacity as investment manager, reduced the passive allocation while increasing the active allocation. The Portfolio is sub-advised by Oechsle, Scudder, SSgA Funds, Deutsche and Brandywine.

The following factors drove performance of Oechsle's allocation:

Continued earnings concerns in the technology and telecom areas combined with the Portfolio's modest overweight in the Telecom sector, bringing performance below the benchmark for the period. The performance of the telecom stocks offset a number of examples of strong stock selection across a variety of sectors during the period as investments in Financial Institutions, and tire and auto manufacturers contributed to performance. Additionally, the Portfolio benefited from a hedge of nearly 10% from yen to US$ for much of the first half of the year.

The following factors drove performance of Scudder's allocation:

Relative to the index, an underweight position, and stock selection in the Industrials sector helped the Portfolio and limited losses. Stock selection within the financials sector also helped to buffer downside losses, while stock selection within utilities helped in both absolute and relative returns. Detracting from relative performance was stock selection within the consumer discretionary sector, followed by holdings in information technology and materials.

The following factors drove performance of Deutsche's allocation:

Heading into September, the Portfolio remained defensively positioned. Geared towards companies with good earnings visibility and defensive characteristics, we increased our telecommunications and pharmaceuticals exposure while reducing holdings among industrials, including the automobile industry. We continue to favor European companies benefiting from attractive valuations and excellent cash flow management and remain doubtful that a quick recovery or a disposal of financial sector bad debt will occur in Japan.

With respect to the assets allocated to Brandywine the firm commenced their assignment in July 2001 and there is not enough information to evaluate their performance.

With respect to the assets allocated to SSgA Funds, their allocation closely tracked the MSCI EAFE Index.

The following graphs depict the performance of the International Equity Investments vs. the MSCI EAFE-GDP Weighted Index/5/ and the MSCI
EAFE-Capitalization Weighted Index./6/

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) INTERNATIONAL EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI EAFE GDP Index and the MSCI EAFE-Capitalization Weighted Index
                                    [CHART]

                 International  International           MSCI
                 Equity         Equity        MSCI      EAFE-
                 Investments*   Investments*  EAFE-GDP  Capitalization
                 (With          (Without      Weighted  Weighted
                 TRAK Fee)      TRAK Fee)     Index     Index

     11/18/1991  $10,000        $10,000       $10,000   $10,000
     8/92         $9,685         $9,700       $10,333    $9,827
     8/93        $11,962        $12,002       $12,993   $12,493
     8/94        $13,943        $14,012       $14,558   $13,884
     8/95        $13,898        $13,987       $14,864   $13,995
     8/96        $14,466        $14,579       $15,940   $15,120
     8/97        $15,822        $15,969       $17,814   $16,490
     8/98        $16,359        $16,533       $19,016   $16,467
     8/99        $20,269        $20,511       $20,299   $16,444
     8/00        $24,129        $24,444       $22,508   $18,015
     8/31/2001   $17,184        $17,435       $16,989   $13,628



The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) INTERNATIONAL EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI EAFE-GDP Weighted Index and the MSCI EAFE-Capitalization Weighted Index

                                         [CHART]

               International   International   MSCI      MSCI
               Equity          Equity          EAFE-GDP  EAFE-Capitalization
               Investments*    Investment*     Weighted  Weighted
               (With TRAK Fee) (With TRAK Fee) Index     Weighted Index

     8/98      $10,000         $10,000         $10,000   $10,000
     8/99      $12,390         $12,406         $14,636   $12,568
     8/00      $14,749         $14,784         $16,228   $13,768
     8/31/2000 $10,504         $10,545         $12,249   $10,416



The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 INTERNATIONAL EQUITY INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

           Class A Shares              Without TRAK Fee With TRAK Fee*
          -------------------------------------------------------------
           Since inception (11/18/91)         5.84%           5.69%
           5 year                             3.64            3.50
           3 year                             1.79            1.65
           1 year                           (28.67)         (28.78)
          -----------------------------------------------------------

                    See pages 16 and 17 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001


                     [CHART]

United Kingdom                          18.6
France                                  18.3
Japan                                   16.8
Netherlands                              9.4
Germany                                  9.2
Italy                                    6.6
Switzerland                              2.7
United States                            2.7
Spain                                    2.1
Hong Kong                                1.7
Purchased Options                        0.1
Repurchase Agreement                     2.4
Other Stock                              9.4

                                    [Graphic]


Emerging Markets Equity Investments


 ABOUT THE SUB-ADVISERS

 . Foreign & Colonial Emerging Markets Ltd. ("Foreign & Colonial")
 Active management style combines a rigorous top-down macroeconomic approach to country allocation with fundamental, bottom-up stock selection. Investment decisions are founded on the primary research undertaken by the in-house investment managers.

 . SSgA Funds Management, Inc. ("SSgA Funds")
 Uses quantitative analysis to identify countries and stocks which are undervalued relative to their growth rates. It employs an investment process that combines top-down country selection with bottom-up stock selection to determine an optimal country and security mix.

 . Baring Asset Management, Inc. ("Baring")
 Looks for unrecognized "growth" stocks through an investment process that combines top-down country allocation, bottom-up company research and risk analysis to determine an optimal country and security mix. This process is driven by structured fundamental research using a disciplined investment framework at both the country and company levels. The fundamental research is supported by quantitative screening at the country level.

 Note: Effective 10/01, Baring Asset Management, Inc. was terminated after it was downgraded to two diamonds because of significant turnover of professionals at strategic levels.


During the year ended August 31, 2001 there were no major changes in Emerging Markets Equity Investments ("Portfolio") with respect to asset allocation or manager selection. The Portfolio underperformed its benchmark, MSCI Emerging Markets Free Index, negative 30.34% vs. negative 27.82% and it's Lipper Emerging Markets Funds peer universe which returned negative 29.00%. The Portfolio is sub-advised by Foreign & Colonial, SSgA Funds and Baring.

The following factors drove performance of Foreign & Colonial's allocation:

Along with most other asset classes, emerging markets suffered tough market conditions over the twelve-month period to August 31, 2001. Despite the apparent magnitude of this fall, emerging markets held up well relative to other asset classes, particularly since the start of 2001. The key driver behind market weakness was slowing growth, first from the US economy and more recently from the rest of the world. The EMEA (Emerging Europe, Middle East & Africa) region performed worst, led down by Turkey and Israel. Within South East Asia, Philippines, Indonesia and Thailand, all outperformed the asset class following change of leadership in each country. North Asian markets fared less well, with Taiwan and China both performing poorly due to their reliance on electronics and telecommunications, respectively. Latin America produced the best returns despite recurring crises in Argentina.

The following factors drove performance of SSgA Funds' allocation:

The Emerging Markets, in general, and the Portfolio specifically, were adversely affected by the slow-down in economic activity in the United States, the global decline in technology, telecommunication and media stocks, the rise in energy prices, and increased risk aversion among global investors. During most of the year, the Portfolio held an overweight position in South Africa, and an underweight position in Turkey, which floated its currency in February 2001. Both of these positions and residual cash holdings positively impacted performance.

The following factors drove performance of Baring's allocation:

The performance of the Portfolio lagged during this period due to an overweight to the North Asian markets of China, Korea and Taiwan, and South Africa. The positions in Korea and South Africa have added value, but both China and Korea detracted from value. At a sector level while exposure to the energy, consumer and health care sectors was positive, the position in the Latin American telecommunications sector detracted from performance.

The following graphs depict the performance of the Emerging Markets Equity Investments vs. the MSCI Emerging Markets Free Index./7/


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) EMERGING MARKETS EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Free Index

                                    [CHART]
                   Emerging Markets Equity       Emerging Markets Equity      MSCI Emerging Markets
                   Investments                   Investments                  Free Index
                   (With TRAK Fee)               (Without TRAK Fee)

     4/20/1994       $10,000                          $10,000                     $10,000
     8/94            $11,855                          $11,863                     $12,00
     88/95           $10,042                          $10,068                     $10,039
     8/96            $10,854                          $10,901                     $10,421
     8/97            $11,906                          $11,978                     $10,899
     8/98             $6,001                           $6,051                      $5,421
     8/99             $9,299                           $9,401                      $9,339
     8/00            $10,188                          $10,321                      $9,927
     8/2001           $7,078                           $7,190                      $7,165


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) EMERGING MARKETS EQUITY INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the MSCI Emerging Markets Free Index
                                    [CHART]

     Emerging Markets Equity Investments(With TRAK Fee)
     Emerging Markets Equity Investments(Without TRAK Fee)
     MSCI Emerging Markets Free Index

     8/98     $10,000 $10,000 $10,000
     8/99     $15,494 $15,537 $17,228
     8/00     $16,977 $17,057 $18,313
     8/2001   $11,795 $11,882 $13,218

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 EMERGING MARKETS EQUITY INVESTMENTS Average Annual Total Returns for Period Through August 31, 2001

 Class A Shares                     Without TRAK Fee With TRAK Fee*
--------------------------------------------------------------------
 Since inception (4/20/94)                (4.38)%         (4.58)%
 5 year                                   (7.99)         (8.19)
 3 year                                     5.92          5.66
 1 year                                  (30.34)        (30.52)
------------------------------------------------------------------

                    See pages 16 and 17 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001


                                    [CHART]

South Korea             14.7
Mexico                  13.3
South Africa            12.5
Taiwan                  11.2
Brazil                  9.4
Russia                  6.1
Malaysia                4.5
China                   3.3
Israel                  3.1
United States           2.1
Repurchase Agreement    5
Other Stocks            14.8

                                    [Graphic]



International Fixed Income Investments

 ABOUT THE SUB-ADVISER

 . Julius Baer Investment Management Inc. ("Julius Baer")
 Applies portfolio economic analysis to select a portfolio of high-quality, well-diversified foreign bonds. From a universe of 20 developed countries outside the U.S., the sub-adviser forecasts which bond markets offer the best opportunity to outperform the U.S. bond market, considering factors such as currencies, local bond market conditions, issuers and instruments. It pays particular attention to markets that offer attractive yields. The sub-adviser employs a proprietary computer model to analyze exchange rates to assist in its forecasts and to help manage the risk of the Portfolio.


During the year ended August 31, 2001, International Fixed Income Investments ("Portfolio") outperformed its benchmark, the Salomon Brothers Non-U.S. Government Index (un-hedged) 3.80% vs. 3.69%, and underperformed its Lipper peer group of International Income Funds which returned 6.62%. During the this year there were no major changes in the Portfolio. The Portfolio is sub-advised by Julius Baer.

The following factors drove performance of Julius Baer's allocation:

In a period where the U.S. Dollar continued to show surprising strength, despite the poorest of fundamentals, our basic strategy resulted in negative returns for the early part of the year. However, as the year ended, markets found a better equilibrium and the portfolio positions were rewarded.

In Europe, the new currency unit, the Euro, while still not tangible, struggled and hit new lows. At the end of the period, it had staged a promising strong recovery, boosting returns. European Bond markets lagged in performance against the U.S. until late in the year. In Japan, a twelfth year of recession, a new government and a zero interest rate policy meant that little money could be made in the bond market except on a tactical basis. The Yen also showed strength during the year although is likely to weaken in order to keep exports looking attractive. Credit markets were also difficult as economic activity slowed and profits dipped.

We believe that major government bond markets offer limited value at present. As to European markets, although it is almost certain that the European Central Bank will cut rates, bond markets will remain difficult. The economic backdrop is worsening rather than improving in Japan. The Bank of Japan is far from raising rates. As far as currencies are concerned, we believe that the dollar has turned weaker and we expect the dollar to continue to weaken against the Euro over the coming months, with the associated beneficial effect on returns. The one currency the dollar should outperform during this period, is the Yen.

The following graphs depict the performance of the International Fixed Income Investments vs. the Salomon Smith Barney Non-U.S. Government Bond Index./8/

 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) INTERNATIONAL FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Salomon Smith Barney Non-U.S. Government Bond Index

            International Fixed  International Fixed      Salomon Smith Barney
            Income Investments*  Income Investments*      Non-U.S. Government
            (With TRAK Fee)      (Without TRAK Fee)            Bond Index

                $10,000             $10,000                      $10,000
Aug-92          $11,376             $11,393                      $11,869
Aug-93          $12,341             $12,381                      $12,650
Aug-94          $12,442             $12,504                      $13,319
Aug-95          $14,614             $14,713                      $15,451
Aug-96          $16,347             $16,485                      $18,637
Aug-97          $16,072             $16,235                      $18,004
Aug-98          $17,719             $17,932                      $19,098
Aug-99          $18,094             $18,343                      $19,039
Aug-00          $16,910             $17,176                      $17,925
8/31/2001       $17,514             $17,828                      $18,587


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited) INTERNATIONAL FIXED INCOME INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Salomon Smith Barney Non-U.S. Government Bond Index
                International    International         Salomon Smith Barney
                    Fixed Income     Fixed Income          Non-U.S.
                    Investments*     Investments*          Government Bond
                    (With TRAK Fee)  (Without TRAK Fee)    Index

        8/1/1998     $10,000         $10,000               $10,000
          Aug-99     $10,212         $10,230                $9,969
          Aug-00      $9,543          $9,579                $9,286
          8/1/01      $9,885          $9,942                $9,732


The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 INTERNATIONAL FIXED INCOME INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

       Class A Shares                     Without TRAK Fee With TRAK Fee*
      --------------------------------------------------------------------
       Since inception (11/18/91)               6.09%           5.89%
       5 year                                   1.58            1.39
       3 year                                  (0.19)          (0.39)
       1 year                                   3.80            3.58
      ------------------------------------------------------------------

                    See pages 16 and 17 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

                                    [CHART]
Germany  22.1%
Japan  16.7%
Sweden  12.1%
Canada  9.6%
Norway  7.7%
United States  4.6%
Poland 4.3%
United Kingdom  4%
Netherlands  3.8%
Mexico  3%
Other Bonds  12.1%

                                    [Graphic]



Balanced Investments

 ABOUT THE SUB-ADVISERS

 . Seix Investment Advisors, Inc. ("Seix Investment")
 Manages the fixed income portion of the Portfolio's assets. The sub-adviser combines traditional credit research with proprietary analysis that seeks to identify mispriced or undervalued fixed-income securities such as U.S. government securities and corporate bonds. It emphasizes those securities that have a potential for higher income while maintaining a duration that is approximately equal to the Lehman Brothers Aggregate Bond Index.

 . Laurel Capital Advisors, LLP ("Laurel Capital")
 Manages the equity portion of the Portfolio's assets. In selecting stocks for investment, it focuses on common stocks of companies which it believes are undervalued and which exhibit improving earnings momentum, while maintaining sector weightings similar to the Standard & Poor's 500 Index.

During the year ended August 31, 2001, Balanced Investments ("Portfolio") returned negative 11.33% compared to the Lehman Brothers Government/Corporate Bond Index, which returned 12.56%, and the Standard & Poor's 500 Index which returned negative 24.38%, the Portfolio's two benchmarks. During the twelve months under review, there were no major changes in the Portfolio with respect to asset allocation or manager selection. The Portfolio is sub-advised by Laurel Capital and Seix Investment.

The following factors drove performance of Seix Investment's allocation:

Over the past year, consumer spending began to show signs of weakness, especially in auto sales. The manufacturing sector, particularly the technology and wireline telecom industries, continued to decline. The bond market became less convinced that an economic recovery would take hold early in the second half of the year. Consequently, interest fell across all maturities and the yield on the 10-Year US Treasury Note was just above 5%.

With the economy still weak and the U.S. Federal Reserve Board continuing to ease monetary policy in an attempt to spur a recovery, interest rates dropped again across the yield curve in August. Despite the lack of optimism on the future growth path of the economy, we continued to find value in the credit sector and emphasized the high quality structured sectors (asset backeds and collateralized mortgage obligations) in place of Treasuries in the shorter maturities.

The following factors drove performance of Laurel Capital's allocation:

Similar to the market, Laurel Capital's twelve-month performance ended August 31 was negatively effected by performance of technology. In keeping with the continued consumer spending during the same period, consumer staples provided some of the Portfolio's only positive absolute contribution. Overall, Laurel Capital maintained its core investment discipline and remained fully invested with broad sector diversification. A risk-averse approach to investing helps avoid the cyclical swings of growth or value-only investing, while ensuring participation in areas of the market that are moving up without being overweighted in areas moving down. Maintaining a broad-based equity investment during times of uncertainty can help to mitigate some of the risks investors face.

The following graphs depict the performance of the Balanced Investments vs. the Lehman Brothers Government/Corporate
Bond Index/9/ and the Standard &
Poor's 500 Index./10/


 HISTORICAL PERFORMANCE SINCE INCEPTION THROUGH AUGUST 31, 2001 (unaudited) BALANCED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Corporate Bond Index and Standard & Poor's 500 Index
                              [CHART]

                Balanced         Balanced       Lehman Bros.   Standard
              Investments      Investments       Gov't/Corp.   & Poor's
            (With Trak Fee) (Without TRAK Fee)   Bond Index      500

    2/16/93     $10,000          $10,000           $10,000     $10,000
    8/93        $10,624          $10,635           $10,640     $10,605
    8/94        $11,082          $11,113           $10,392     $11,184
    8/95        $12,475          $12,532           $11,586     $13,579
    8/96        $14,150          $14,235           $12,017     $16,121
    8/97        $17,811          $17,943           $13,197     $22,671
    8/98        $17,282          $17,431           $14,704     $24,512
    8/99        $20,501          $20,705           $14,747     $34,269
    8/00        $23,430          $23,696           $15,822     $39,858
    8/31/01     $20,744          $21,012           $17,809     $30,141

The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 HISTORICAL PERFORMANCE FOR THE THREE-YEAR PERIOD ENDED AUGUST 31, 2001 (unaudited)
 BALANCED INVESTMENTS
 Comparison of $10,000 Investment in the Portfolio with the Lehman Brothers Government/Corporate Bond Index and Standard & Poor's 500 Index
                                    [CHART]

                 Balanced Investments   Balanced Investments    Lehman Bros. Gov't.      Standard & Poor's 500
                    (with TRAK Fee)        (Without Fee)        /Corp. Bond Index
      8/98             $10,000              $10,000                  $10,000                  $10,000
      8/99             $11,863              $11,878                  $10,029                  $13,981
      8/2000           $13,558              $13,594                  $10,760                  $16,261
      8/2001           $12,003              $12,054                  $12,111                  $12,296



The performance shown represents past performance and is not a guarantee of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

 BALANCED INVESTMENTS
 Average Annual Total Returns for Period Through August 31, 2001

 Class A Shares             Without TRAK Fee With TRAK Fee*
------------------------------------------------------------
 Since inception (2/16/93)         9.09%           8.92%
 5 year                            8.10            0.08
 3 year                            6.43            6.28
 1 year                          (11.33)         (11.47)
----------------------------------------------------------

                    See pages 16 and 17 for all footnotes.

 Portfolio Highlights#

 Composition of portfolio as of August 31, 2001

                                    [CHART]

Common Stock 51.9%
Mortgage-Backed Securities 17.4%
Corporate Bonds and Notes 15%
U.S. Treasury Obligations 10%
Repurchase Agreement 4%
Asset-Backed Securities  1.2%
Preferred Stock 0.3%
U.S. Treasury Bill 0.2%

FOOTNOTES

 *  The maximum annual TRAK fee is 1.50% of the value of TRAK assets.

 #  As a % of total investments. The Portfolio is subject to change.

 1 The Russell 2000 Value Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with less-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 2 The Lipper Small Cap Value Fund Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap value companies.

 3 The Russell 2000 Growth Index is a capitalization weighted total return index which is comprised of 2000 of the smallest capitalized U.S. domiciled companies with greater-than-average growth orientation whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 4 The Lipper Small Cap Growth Fund Average is comprised of the Portfolio's peer group of mutual funds which limit their investments to small cap growth companies.

 5 The Morgan Stanley Capital International EAFE-GDP Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's gross domestic product. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 6 The Morgan Stanley Capital International EAFE-Capitalization Weighted Index is a composite portfolio of equity total returns for the countries of Australia, New Zealand and countries in Europe and the Far East, weighted based on each country's market capitalization. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 7 The Morgan Stanley Capital International Emerging Markets Free-Gross Index is an index comprised of thirteen emerging markets open to direct foreign participation. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 8 The Salomon Smith Barney Non-U.S. Government Bond Index (unhedged) is an index subset of the Salomon Smith Barney World Bond Index that excludes corporate bonds denominated in U.S. dollars. It contains foreign government and supranational bonds denominated in Australian, Austrian, Belgian, British, Canadian, Danish, Dutch, French, German, Italian, Japanese, Spanish and Swedish currencies. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

 9 The Lehman Brothers Government/Corporate Bond Index is a weighted composite of (i) Lehman Brothers Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. government and (ii) Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

10 The Standard & Poor's 500 Index is an index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Because the Index is not a managed portfolio, there are no advisory fees or internal management expenses reflected in the Index's performance. An investor cannot invest directly in an index.

                       (Intentionally left blank page.)

          Schedules of Investments
          August 31, 2001


      Small Capitalization Value Equity Investments
      ---------------------------------------------------------------------

      Shares                     Security                        Value
      ---------------------------------------------------------------------
      COMMON STOCK -- 93.1%

      Advertising -- 0.4%
        7,295 Advo, Inc.*.................................... $    265,538
        3,390 Getty Images, Inc.*............................       54,308
       71,300 Harte-Hanks, Inc...............................    1,699,792
        3,750 Key3Media Group, Inc.*.........................       29,813
        8,930 Penton Media, Inc..............................      112,518
        5,980 R.H. Donnelley Corp.*..........................      179,400
        4,400 Sitel Corp.*...................................        7,260
          600 Valuevision International Inc., Class A Shares*       10,872
          580 Ventiv Health, Inc.*...........................        6,061
                                                              ------------
                                                                 2,365,562
                                                              ------------

      Aerospace and Defense -- 1.5%
      141,338 AAR Corp.*.....................................    2,411,226
        2,272 Alliant Techsystems, Inc.......................      236,402
        1,650 BE Aerospace, Inc..............................       28,710
        2,330 Curtiss-Wright Corp.*..........................      112,772
          550 DRS Technologies Inc...........................       13,943
        8,030 Esterline Technologies Corp....................      161,002
        5,370 The Fairchild Corp., Class A Shares............       33,563
      168,160 GenCorp, Inc.*.................................    2,085,184
        4,283 Heico Corp.*...................................       79,878
      125,640 Kaman Corp., Class A Shares*...................    1,662,217
        3,439 Moog, Inc., Class A Shares.....................      123,116
       32,000 Newport News Shipbuilding*.....................    2,107,520
       22,170 Orbital Sciences Corp..........................       84,911
        1,408 Sequa Corp., Class A Shares....................       74,202
        5,610 Triumph Group, Inc.............................      265,353
        5,220 United Industrial Corp.*.......................       72,454
                                                              ------------
                                                                 9,552,453
                                                              ------------

      Agriculture -- 0.5%
        1,490 Alico, Inc.....................................       42,465
        5,310 Delta & Pine Land Co...........................      107,262
       15,990 DIMON, Inc.....................................      118,326
          380 Maui Land & Pineapple Co.*.....................       10,108
        4,200 Standard Commercial Corp.......................       78,120
       60,290 Universal Corp.................................    2,558,105
        4,659 Vector Group Ltd.(a)...........................      209,469
                                                              ------------
                                                                 3,123,855
                                                              ------------

      Airlines -- 0.1%
        6,425 Airtran Holdings, Inc.*........................       41,955
       10,355 Alaska Air Group, Inc.*........................      337,987
       12,921 America West Holdings Corp., Class B Shares*...      122,879
        1,200 Amtran, Inc.*..................................       26,784
        2,590 Mesa Air Group, Inc.*..........................       38,125
        4,050 Mesaba Holdings, Inc.*.........................       36,855
        5,315 Midwest Express Holdings, Inc.*................       97,955
                                                              ------------
                                                                   702,540
                                                              ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Small Capitalization Value Equity Investments
        -----------------------------------------------------------------

        Shares                    Security                      Value
        -----------------------------------------------------------------

        Apparel -- 0.5%
          1,410 Garan, Inc................................... $   52,438
          2,800 Guess?, Inc.*................................     20,860
          5,080 Gymboree Corp.*..............................     39,624
          2,420 K-Swiss Inc..................................     82,474
         98,783 Kellwood Co..................................  2,149,518
          8,400 Nautica Enterprises, Inc.*...................    118,020
          2,200 Oxford Industries, Inc.......................     48,730
          8,699 Phillips-Van Heusen Corp.....................    128,484
            700 Quiksilver, Inc.*............................     16,114
          9,000 Russell Corp.................................    153,900
         16,150 Stride Rite Corp.............................    137,275
         19,559 Unifi, Inc.*.................................    191,873
         16,160 Wolverine WorldWide Inc......................    300,738
                                                              ----------
                                                               3,440,048
                                                              ----------

        Auto Manufacturers -- 0.3%
          6,110 Oshkosh Truck Corp...........................    227,598
        171,772 Wabash National Corp.........................  1,666,188
                                                              ----------
                                                               1,893,786
                                                              ----------

        Auto Parts and Equipment -- 1.3%
          4,080 American Axle & Manufacturing Holdings, Inc.*     76,908
        138,831 ArvinMeritor, Inc............................  2,457,309
          4,370 Bandag, Inc..................................    129,483
         87,746 Borg Warner, Inc.............................  4,483,821
         30,810 Collins & Aikman Corp.*......................    186,401
         24,570 Cooper Tire & Rubber Co.+....................    409,582
          5,200 Dura Automotive Systems, Inc.*...............     72,800
         10,772 Exide Technologies...........................     70,341
         52,500 Federal-Mogul Corp.+(a)......................     53,025
          6,000 Hayes Lemmerz International, Inc.*...........     26,280
         10,740 Modine Manufacturing Co......................    307,916
          2,100 Standard Motor Products, Inc.................     26,565
          4,515 Superior Industries International, Inc.......    173,150
         14,588 Tower Automotive, Inc.*......................    187,018
                                                              ----------
                                                               8,660,599
                                                              ----------

        Banks -- 4.8%
          3,190 Alabama National BanCorp.....................    101,570
         10,089 Amcore Financial, Inc........................    224,480
          5,696 Area Bancshares Corp.........................     95,921
          1,750 Arrow Financial Corp.........................     46,813
          1,830 Bancfirst Corp...............................     72,285
          3,280 Bancfirst Ohio Corp..........................     73,767
        162,741 BancorpSouth, Inc.+..........................  2,638,032
          6,330 Bank of Granite Corp.........................    136,918
          4,000 Banner Corp..................................     89,920
         21,932 Bay View Capital Corp.*......................    163,393
          4,729 BOK Financial Corp.*.........................    143,147
          3,804 BSB Bancorp, Inc.............................     85,172
          2,735 Capital City Bank Group, Inc.................     67,008
          2,380 Cathay Bancorp, Inc..........................    135,160
            710 CCBT Financial Cos., Inc.....................     19,525


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          Small Capitalization Value Equity Investments
          -------------------------------------------------------------

          Shares                  Security                    Value
          -------------------------------------------------------------

          Banks -- 4.8% (continued)
            1,913 Centennial Bancorp....................... $   15,591
            8,327 Chemical Financial Corp..................    227,910
            4,797 Chittenden Corp..........................    159,260
           18,271 Citizens Banking Corp., Michigan+........    556,352
              340 City Bank Lynnwood, Washington...........      8,826
            7,230 City Holding Co..........................     83,868
            4,000 Columbia Banking Systems, Inc.*..........     55,400
              600 Commercial Bank of New York..............     19,350
            2,990 Community Bank System, Inc...............     83,571
            1,700 Community Banks, Inc.....................     41,480
           12,640 Community First Bankshares, Inc..........    307,784
            3,900 Community Trust Bancorp..................     86,697
            3,565 Corus Bankshares, Inc....................    176,503
            2,900 CPB, Inc.................................    102,791
            2,302 CVB Financial Corp.......................     48,342
            2,990 East-West Bancorp, Inc...................     70,594
            9,181 F.N.B. Corp. of Pennsylvania.............    237,512
            4,317 F&M Bancorp/Frederick Maryland...........    114,401
            3,450 Farmers Capital Bank Corp................    129,513
            2,150 Financial Institutions, Inc..............     54,116
            4,040 First Bancorp of Puerto Rico.............    112,514
            2,750 First Bancorp of North Carolina..........     64,460
              360 First Banks America, Inc.*...............      9,684
           12,310 First Charter Corp.......................    212,101
            2,385 First Citizens Bancshares, Class A Shares    243,771
           22,704 First Commonwealth Financial Corp........    290,611
            1,800 First Community Bancshares, Inc..........     57,780
           14,322 First Financial Bancorp..................    235,740
            4,213 First Financial Bankshares, Inc..........    133,384
            3,468 First Financial Corp. of Indiana.........    150,754
            4,148 First Merchants Corp.....................    100,826
           14,321 First Midwest Bancorp Inc. of Illinois...    480,326
            3,820 First Republic Bank*.....................     88,624
            5,126 First Source Corp........................    118,257
            2,920 Frontier Financial Corp..................     80,271
            3,000 GBC Bancorp of California................     94,080
            2,200 German American Bancorp..................     41,580
            3,900 Glacier Bancorp, Inc.....................     72,969
           11,650 Gold Banc Corp, Inc......................     86,793
              580 Great Southern Bancorp, Inc..............     16,356
            7,760 Greater Bay Bancorp(a)...................    205,950
            3,051 Hancock Holding Co.......................    130,979
            6,394 Harleysville National Corp...............    150,643
          147,800 Hudson United Bancorp....................  3,983,210
            1,700 IBERIABANK Corp..........................     50,711
            4,280 Independent Bank Corp. of Massachusetts..     76,526
            2,410 Independent Bank Corp. of Michigan.......     69,263
            7,143 Integra Bank Corp........................    174,646
            5,847 International Bancshares Corp............    223,355
            3,550 Irwin Financial Corp.....................     76,325
            3,650 Lakeland Bancorp, Inc....................     54,349
            7,280 Local Financial Corp.*...................    102,138
            1,400 MB Financial Corp.*......................     36,260


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    Small Capitalization Value Equity Investments
    ------------------------------------------------------------------------

    Shares                      Security                          Value
    ------------------------------------------------------------------------

    Banks -- 4.8% (continued)
      3,375 Mid America Bancorp.............................. $      89,944
      9,045 Mid-State Bancshares.............................       145,851
      1,240 Mississippi Valley Bancshares....................        45,136
      5,600 National Penn Bancshares, Inc....................       127,400
      1,700 NBC Capital Corp.................................        48,875
      9,192 NBT Bancorp, Inc.................................       147,807
      2,480 Old Second Bancorp, Inc..........................        91,958
      3,510 Omega Financial Corp.............................       104,493
      3,280 Oriental Financial Group.........................        63,960
      5,180 Pacific Capital Bancorp..........................       155,141
    229,550 Pacific Century Financial Corp...................     5,995,846
      5,300 Pacific Northwest Bancorp........................       115,275
        500 Park National Corp...............................        46,500
        700 Peoples Holding Co...............................        22,575
      5,764 Promistar Financial Corp.........................       135,569
      1,530 Prosperity Bancshares, Inc.......................        40,239
      9,463 Provident Bankshares Corp........................       197,493
      1,710 R&G Financial Corp., Class B Shares..............        29,566
     17,257 Republic Bancorp, Inc............................       244,187
      1,900 Republic Bancorp Inc. of Kentucky, Class A Shares        26,714
      1,700 Republic Bancshares, Inc.*.......................        30,838
      4,888 Riggs National Corp. of Washington D.C...........        82,656
      1,350 Royal Bancshares of Pennsylvania.................        26,730
      7,676 S&T Bancorp, Inc.................................       182,919
      2,040 Sandy Spring Bancorp, Inc........................        71,604
      3,130 Santander Bancorp................................        60,659
      1,330 Seacoast Banking Corp. of Florida................        54,237
      2,000 Second Bancorp, Inc..............................        39,260
     17,450 Silicon Valley Bancshares*.......................       390,182
      2,680 Simmons First National Corp......................        89,244
        550 SJNB Financial Corp..............................        25,850
      3,440 Southwest Bancorp of Texas.......................       110,218
      1,570 Sterling Bancorp of New York.....................        47,022
      5,300 Sterling Bancshares, Inc. of Texas...............       116,653
      3,700 Sterling Financial Corp. of Pennsylvania.........        81,955
    116,360 Susquehanna Bancshares, Inc......................     2,379,562
        692 Texas Regional Bancshares, Class A Shares........        25,749
     43,470 The Colonial Bancgroup, Inc.+....................       586,845
     16,657 The South Financial Group, Inc ..................       285,501
      6,600 The Trust Co. of New Jersey......................       141,570
      1,990 Tomkins Trust Co., Inc...........................        75,023
     54,381 UMB Financial Corp...............................     2,266,056
      4,680 Umpqua Holdings Corp.............................        61,074
      2,550 UNB Corp of Ohio.................................        47,252
      8,990 United Bankshares, Inc...........................       250,820
      4,563 United National Bancorp of New Jersey............       106,090
      4,474 USB Holding Co., Inc.............................        65,768
     10,600 W. Holding Co., Inc..............................       160,166
      7,081 Wesbanco, Inc....................................       172,068
      3,500 West Coast Bancorp of Oregon.....................        48,860
      6,680 WestAmerica Bancorp..............................       261,054


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Value Equity Investments
      ---------------------------------------------------------------------

      Shares                     Security                        Value
      ---------------------------------------------------------------------

      Banks -- 4.8% (continued)
       10,331 Whitney Holding Corp.......................... $     473,056
        2,430 Wintrust Financial Corp.......................        76,545
                                                             -------------
                                                                31,465,823
                                                             -------------

      Beverages -- 0.0%
        1,040 Boston Beer Co., Inc.*........................        11,970
          335 Farmer Brothers Co............................        77,385
        2,212 Robert Mondavi Corp., Class A Shares*.........        93,457
          980 National Beverage Corp.*......................        10,192
                                                             -------------
                                                                   193,004
                                                             -------------

      Biotechnology -- 0.1%
        1,000 Aclara BioSciences, Inc.*.....................         6,190
        1,621 Bio-Rad Labs, Class A Shares*.................        90,371
        2,142 Cambrex Corp..................................        95,897
       13,400 Cell Genesys, Inc.*...........................       255,270
          910 Charles River Laboratories International, Inc.        32,487
          200 Diversa Corp.*................................         2,430
        6,490 Eden Bioscience Corp.*........................        67,950
          900 Exelixis, Inc.* (a)...........................        15,102
       15,010 Genzyme Corp.-Genzyme Biosurgery Division*....       107,322
          300 InterMune, Inc.* (a)..........................        11,847
        1,000 Lexicon Genetics, Inc. of Texas*..............         9,150
        9,900 Maxim Pharmaceuticals, Inc.*..................        56,430
          900 Orchid BioSciences, Inc.*.....................         3,600
        1,000 Sequenom, Inc.*...............................         8,550
        1,500 Targeted Genetics Corp.*......................         4,650
                                                             -------------
                                                                   767,246
                                                             -------------

      Building Materials -- 2.6%
        9,810 Apogee Enterprises, Inc.......................        98,983
        5,246 Armstrong Holdings, Inc. (a)..................        17,417
       80,160 Butler Manufacturing Co.......................     1,963,118
       62,804 Centex Construction Products, Inc.............     2,007,216
        8,600 Comfort Systems USA, Inc.*....................        30,272
        5,900 Dal-Tile International, Inc.*.................       102,070
       25,440 Elcor Corp....................................       506,256
        2,412 Florida Rock Industrial, Inc..................       123,736
        4,200 Genlyte Group, Inc.*..........................       130,200
        2,600 LSI Industries, Inc...........................        65,260
       16,586 Lennox International, Inc.+...................       166,523
      151,300 Martin Marietta Materials.....................     5,976,350
        1,100 Mestek, Inc.*.................................        27,170
        6,662 NCI Building Systems, Inc.*...................       102,595
        3,281 Nortek Inc.*..................................       103,844
          140 Simpson Manufacturing Co., Inc.*..............         8,379
        8,097 Texas Industries, Inc.........................       336,187
        6,580 U.S. Concrete, Inc.*..........................        48,363
       15,700 USG Corp. (a).................................        79,285
      103,950 Universal Forest Products, Inc................     2,182,950
       72,030 York International Corp.......................     2,737,140
                                                             -------------
                                                                16,813,314
                                                             -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   Small Capitalization Value Equity Investments
   --------------------------------------------------------------------------

    Shares                        Security                          Value
   --------------------------------------------------------------------------

   Chemicals -- 2.2%
      23,800 Airgas, Inc.*...................................... $   334,390
      97,798 Albemarle Corp.....................................   2,067,450
       7,800 Arch Chemicals, Inc................................     161,460
       4,525 ChemFirst Inc......................................     109,505
      44,347 Crompton Corp......................................     403,558
      15,860 Cytec Industries, Inc.*............................     523,697
       7,411 Ferro Corp.........................................     169,712
       5,514 H.B. Fuller Co.....................................     295,936
       4,430 Georgia Gulf Corp..................................      73,627
      42,450 IMC Global, Inc....................................     501,335
       5,540 International Specialty Products, Inc.*............      51,522
       7,340 MacDermid, Inc.....................................     121,183
      24,800 Millennium Chemicals, Inc.+........................     333,312
       7,698 Minerals Technologies, Inc.........................     336,401
       3,332 NL Industries Inc..................................      53,812
       4,000 Octel Corp.*.......................................      74,800
     100,640 Olin Corp..........................................   1,666,598
      16,600 Omnova Solutions, Inc..............................     111,718
      30,249 PolyOne Corp.......................................     305,515
       2,540 Quaker Chemical Corp...............................      53,340
      35,680 RPM Inc. of Ohio...................................     393,194
      11,315 Schulman, Inc., Class A Shares.....................     156,034
       4,770 Spartech Corp......................................     108,756
       3,185 Stepan Co..........................................      73,574
   1,789,300 Terra Industries, Inc.*............................   5,904,690
       3,360 Uniroyal Technology Corp.*.........................      19,421
         400 Valhi, Inc.........................................       5,120
      10,367 Wellman, Inc.......................................     155,505
                                                                 -----------
                                                                  14,565,165
                                                                 -----------

   Commercial Services -- 4.8%
       5,375 Aaron Rents, Inc...................................      94,654
       3,898 ABM Industries, Inc................................     134,676
       5,800 ANC Rental Corp.*..................................      23,490
      11,429 Arbitron, Inc.*....................................     336,584
      79,600 Banta Corp.........................................   2,387,204
       3,380 Boron Lepore & Associates, Inc.*...................      49,889
      12,784 Bowne & Co. Inc....................................     152,897
       5,010 CDI Corp.*.........................................      88,176
       5,900 Central Parking Corp.(a)...........................     120,360
      40,100 Century Business Services, Inc.*...................     134,736
      74,735 Chemed Corp........................................   2,227,103
       4,210 Consolidated Graphics, Inc.*.......................      89,042
         410 Corvel Corp.*......................................      16,157
         500 Costar Group, Inc.*................................      12,505
       2,090 CPI Corp...........................................      39,689
       4,750 DiamondCluster International, Inc., Class A Shares*      51,300
       8,710 Dollar Thrifty Automotive Group*...................     152,425
       6,100 Electro Rent Corp.*................................      92,720
      24,658 Encompass Services Corp.*..........................     153,126
       4,420 First Consulting Group, Inc.*......................      40,885
       3,670 Gartner, Inc., Class A Shares*.....................      36,517


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Small Capitalization Value Equity Investments
         --------------------------------------------------------------

         Shares                  Security                     Value
         --------------------------------------------------------------

         Commercial Services -- 4.8% (continued)
             800 Heidrick & Struggles, Inc.*.............. $    13,880
           4,700 Insurance Auto Auctions, Inc.*...........      75,670
          13,000 Integrated Electrical Services, Inc.*....     106,600
          14,150 Interactive Data Corp....................     168,385
          85,180 Kelly Services, Inc., Class A Shares.....   2,123,537
           1,100 Kendle International, Inc.*..............      22,396
           9,741 kforce, Inc.*............................      51,627
           5,800 Kroll, Inc.*.............................      40,890
          17,200 Labor Ready, Inc.*.......................      79,120
         245,300 Landauer, Inc............................   7,481,650
          13,180 Mail-Well, Inc.*.........................      69,195
          82,000 McGrath Rentcorp.........................   2,049,180
         151,330 Midas Inc.*..............................   2,118,620
          27,860 Modis Professional Services, Inc.*+......     173,011
           6,300 National Equipment Services, Inc.*.......      15,750
          16,840 Navigant Consulting Co.*.................      84,200
           3,040 NCO Group, Inc.*.........................      62,320
             630 New Horizons Worldwide Inc.*.............       8,423
           9,540 Parexel International Corp.*.............     135,945
           9,310 Profit Recovery Group International*.....     133,596
           7,200 Protection One, Inc.*....................      13,032
          38,300 Quanta Services, Inc.*...................     689,017
           9,150 Rent-Way, Inc.*..........................      68,625
         897,724 Spherion Corp.*+.........................   8,178,266
          37,400 Stewart Enterprises, Inc.................     281,248
           4,070 Sylvan Learning Systems, Inc.*...........     103,134
           6,300 Trico Marine Services, Inc.*.............      50,463
           3,300 Volt Information Sciences, Inc.*.........      52,965
           2,715 Wackenhut Corp.*.........................      46,427
           1,680 Watson Wyatt & Co. Holdings*.............      39,648
           2,130 Wireless Facilities, Inc.*(a)............      17,679
                                                           -----------
                                                            30,988,634
                                                           -----------

         Computers -- 1.5%
           1,340 Avant! Corp.*............................       7,906
           2,200 Caci International, Inc., Class A Shares*      87,318
          19,290 Ciber, Inc.*.............................     126,350
             950 Covansys Corp.*..........................      12,208
          52,300 Diebold, Inc.............................   1,974,325
           5,600 Dot Hill Systems Corp.*..................      10,528
          18,160 Electronics for Imaging*.................     371,554
               1 FutureLink Corp.*........................           0
           9,700 Hutchinson Technology, Inc.*.............     183,136
           3,760 InFocus Corp.*...........................      68,733
           1,496 Intergraph Corp.*........................      15,439
          68,000 Iomega Corp.*+...........................      93,160
           3,650 Maxwell Technologies, Inc................      52,743
           2,600 MCSi Inc.*(a)............................      33,904
           4,670 Micros Systems, Inc.*....................     132,628
          82,270 MTS Systems Corp.........................   1,069,510
           1,720 Numerical Technologies, Inc.*............      48,934
           2,990 Pomeroy Computer Resources*..............      41,561
           9,840 Rainbow Technologies, Inc.*..............      44,772


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


            Small Capitalization Value Equity Investments
            ---------------------------------------------------------

            Shares                Security                  Value
            ---------------------------------------------------------

            Computers -- 1.5% (continued)
            868,700 Scitex Corp. Ltd.*.................. $ 4,882,094
              6,400 SCM Microsystems, Inc.*.............      46,208
            124,100 Silicon Graphics, Inc.*.............      54,604
                270 Simplex Solutions, Inc.*............       7,061
             50,400 SONICblue, Inc.*....................     115,920
              7,330 SYKES Enterprises, Inc.*............      67,876
              1,730 Synplicity, Inc.*...................      12,021
              8,640 Systems & Computer Technology Corp.*     115,171
             13,900 Technology Solutions Co.*...........      26,410
             35,200 Western Digital Corp.*..............     111,936
             18,480 Xanser Corp.*.......................      47,124
              1,400 Xybernaut Corp.*(a).................       4,046
                                                         -----------
                                                           9,865,180
                                                         -----------

            Cosmetics and Personal Care -- 0.0%
              2,200 Revlon, Inc., Class A Shares*(a)....      17,930
                                                         -----------

            Distribution and Wholesale -- 1.2%
              7,840 Aviall, Inc.*.......................      79,968
              5,890 Bell Microproducts, Inc.*...........      55,778
             18,100 Brightpoint, Inc.*..................      64,979
              4,870 Building Material Holding Corp.*....      69,398
              6,450 Daisytek International Corp.*.......      89,396
              9,615 Handleman Co.*......................     148,648
             88,180 Hughes Supply Inc...................   2,411,723
            106,906 Owens & Minor Inc...................   2,170,192
             72,190 United Stationers, Inc.*............   2,274,707
              7,050 Watsco International, Inc...........      99,687
                                                         -----------
                                                           7,464,476
                                                         -----------

            Electric -- 3.1%
             18,494 Avista Corp.+.......................     300,897
              2,750 Bangor Hydro-Electric Co............      73,068
             53,620 CH Energy Group, Inc................   2,203,782
            119,484 Cleco Corp.(a)......................   2,604,751
              4,410 Central Vermont Public Service......      79,953
             91,000 Conectiv............................   2,165,800
              7,640 Covanta Energy Corp.*...............     122,240
             21,950 DQE Inc.(a).........................     465,340
             20,082 EL Paso Electric Co.*+..............     299,222
              6,805 Empire District Electric Co.........     138,958
             66,685 Hawaiian Electric Industrial, Inc...   2,646,060
              5,689 Madison Gas & Electric Co...........     136,593
             26,380 Montana Power Co....................     185,979
             17,740 Newpower Holdings, Inc.*............      70,960
              9,209 Northwestern Corp...................     203,979
             94,000 OGE Energy Corp.(a).................   2,063,300
              6,114 Otter Tail Corp.*...................     173,332
             77,294 Public Service Co. of New Mexico....   2,195,150
             67,560 RGS Energy Group, Inc...............   2,604,438
             30,743 Sierra Pacific Resources............     521,094
              4,789 UIL Holdings Corp...................     236,098


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Small Capitalization Value Equity Investments
        ----------------------------------------------------------------

        Shares                  Security                     Value
        ----------------------------------------------------------------

        Electric -- 3.1% (continued)
         12,120 Unisource Energy Corp................... $      201,192
         10,402 WPS Resources Corp.(a)..................        347,427
                                                         --------------
                                                             20,039,613
                                                         --------------

        Electrical Computer and Equipment -- 3.0%
          6,110 Active Power, Inc.*.....................         33,972
            800 American Superconductor Corp.*..........         10,400
         43,800 Ametek, Inc.............................      1,336,338
          7,970 Artesyn Technologies, Inc.*.............         72,129
          3,000 Beacon Power Corp.*.....................          9,000
         64,908 Belden Inc..............................      1,489,639
            960 C&D Technologies, Inc...................         21,072
          4,230 Encore Wire Corp.*......................         58,457
          9,644 General Cable Corp......................        146,010
          1,122 Intermagnetics General Corp.*...........         33,873
         75,193 Littelfuse, Inc.*.......................      2,030,211
        529,800 Magnetek Inc.*..........................      5,509,920
          6,320 Proton Energy Systems, Inc.*............         37,288
         75,870 Rayovac Corp.*..........................      1,297,377
          9,310 SLI Inc.................................         43,292
        548,398 UCAR International, Inc.*...............      6,964,655
          2,780 Wilson Greatbatch Technologies, Inc.*...         72,002
                                                         --------------
                                                             19,165,635
                                                         --------------

        Electronics -- 0.6%
          2,260 ACT Manufacturing, Inc.*(a).............         23,640
          2,220 Analogic Corp...........................         82,917
         82,200 APW Ltd.*...............................        643,626
          4,210 Benchmark Electronics, Inc.*............        104,408
            800 BMC Industries Inc......................          3,680
          2,100 Brady Corp., Class A Shares.............         76,860
         10,217 Checkpoint Systems, Inc.*...............        126,180
          9,360 Coherent, Inc.*.........................        331,344
          2,250 CTS Corp................................         46,148
          2,099 Cubic Corp..............................         59,822
          2,430 Dionex Corp.*...........................         72,706
          9,230 Fisher Scientific International Inc.*...        230,750
         12,020 Genrad, Inc.*...........................         63,586
          7,540 Interlogix Inc.*........................        208,330
            420 Merix Corp.*............................          8,089
         14,208 Methode Electronics Inc., Class A Shares        122,757
          5,800 NU Horizons Electrs Corp.*..............         50,634
          4,760 Packard Biosciences Co.*................         45,601
          6,418 Park Electrochemical Corp...............        160,771
         13,150 Paxar Corp.*............................        172,923
         10,654 Pioneer Standard Electronics*...........        127,955
          3,790 Recoton Corp.*..........................         68,599
          1,880 SBS Technologies, Inc.*.................         24,346
         24,440 Sensormatic Electronics Corp.*(a).......        572,385
          4,850 Stoneridge, Inc.*.......................         42,923
          1,970 Technitrol, Inc.........................         50,196
         22,840 Thomas & Betts Corp.....................        489,000
          2,500 Viasystems Group, Inc.*.................          5,625


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Small Capitalization Value Equity Investments
        ----------------------------------------------------------------

        Shares                    Security                     Value
        ----------------------------------------------------------------

        Electronics -- 0.6% (continued)
          6,506 Watts Industries, Inc., Class A Shares*..... $   96,289
          3,000 Woodhead Industries, Inc.*..................     48,930
                                                             ----------
                                                              4,161,020
                                                             ----------

        Energy - Alternate Sources -- 0.0%
          4,120 H Power Corp.*(a)...........................     13,678
          2,420 Millennium Cell, Inc.*......................     12,221
                                                             ----------
                                                                 25,899
                                                             ----------

        Engineering and Construction -- 0.2%
         32,850 Chicago Bridge & Iron Co....................    863,955
         12,330 Dycom Industries, Inc.*.....................    178,662
          4,160 EMCOR Group Inc.*...........................    162,198
          7,363 Granite Construction, Inc...................    178,552
          3,740 Perini Corp.*...............................     21,879
          4,950 URS Corp.*..................................    105,683
                                                             ----------
                                                              1,510,929
                                                             ----------

        Entertainment -- 0.2%
          4,160 Alliance Gaming Corp.*......................     81,994
          2,000 Anchor Gaming*..............................    106,900
          1,670 Argosy Gaming Co.*..........................     49,649
          5,250 Championship Auto Racing Teams, Inc.*.......     79,380
          1,210 Churchill Downs, Inc.*......................     39,010
          6,500 Dover Downs Entertainment, Inc..............     91,780
          8,403 Gaylord Entertainment Co.*..................    236,376
          8,100 Isle of Capri Casinos, Inc.*................     67,230
            790 Liberty Livewire Corp., Class A Shares*.....      8,556
          3,970 Magna Entertainment Corp., Class A Shares*..     31,760
          7,909 Pinnacle Entertainment, Inc.*...............     63,905
          1,300 Speedway Motorsports, Inc.*.................     33,800
            700 Steinway Musical Instruments*...............     12,110
          3,360 Vail Resorts, Inc.*.........................     67,200
          8,300 Zomax Inc.*.................................     53,539
                                                             ----------
                                                              1,023,189
                                                             ----------

        Environmental Control -- 0.5%
         13,926 Calgon Carbon Corp..........................    113,497
          7,350 Casella Waste Systems, Inc., Class A Shares*     85,554
        144,270 Catalytica Energy Systems, Inc.*............  1,146,947
         70,986 Ionics, Inc.*...............................  1,982,638
          3,639 Mine Safety Appliances Co...................    121,179
                                                             ----------
                                                              3,449,815
                                                             ----------

        Financial Services - Diversified -- 1.8%
          8,583 Advanta Corp., Class A Shares...............    116,900
            720 Affiliated Managers Group*..................     51,048
          7,100 Amresco, Inc.*..............................        213
          2,210 BKF Capital Group, Inc.*....................     66,079
         11,880 Charter Municipal Mortgage Acceptance Co....    186,278
          5,150 Credit Acceptance Corp.*....................     48,668
        473,675 DVI, Inc.*..................................  8,156,684
          3,090 Financial Federal Corp.*....................     85,130


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


  Small Capitalization Value Equity Investments
  ----------------------------------------------------------------------------

  Shares                         Security                            Value
  ----------------------------------------------------------------------------

  Financial Services - Diversified -- 1.8% (continued)
    9,650 Friedman, Billings, Ramsey Group, Inc., Class A Shares* $    63,690
    8,700 Jefferies Group, Inc. -- New...........................     289,710
   12,870 Raymond James Financial Corp...........................     364,478
  105,770 Southwest Securities Group, Inc.(a)....................   2,245,497
    7,120 Tucker Anthony Sutro Corp..............................     169,029
    3,614 Westcorp...............................................      70,545
                                                                  -----------
                                                                   11,913,949
                                                                  -----------

  Food -- 3.3%
    1,230 American Italian Pasta Co., Class A Shares*............      56,457
      300 Arden Group, Inc., Class A Shares*.....................      15,705
   12,290 Aurora Foods Inc.*.....................................      51,495
   82,850 Corn Products International, Inc.......................   2,734,050
   61,970 Dean Foods Co..........................................   2,671,527
    4,580 Del Monte Foods Co.*...................................      41,128
   16,470 Dole Food Co.+.........................................     395,115
    1,780 Dreyer's Grand Ice Cream, Inc..........................      53,258
    9,264 Fleming Cos., Inc......................................     274,214
    6,600 Flowers Foods, Inc.*...................................     266,640
    7,422 Great Atlantic & Pacific Tea Co.,Inc...................     137,530
    2,280 Hain Celestial Group, Inc.*............................      51,209
    3,789 Ingles Markets, Inc., Class A Shares...................      49,219
    5,900 International Multifoods Corp..........................     122,248
   11,000 Interstate Bakeries Corp...............................     271,700
    4,920 J.M. Smucker Co........................................     137,662
    2,420 J & J Snack Foods Corp.*...............................      54,571
    9,200 Lance Inc..............................................     129,720
  253,860 Nash Finch Co..........................................   8,935,872
    9,730 Pathmark Stores, Inc.*.................................     235,953
       56 Performance Food Group Co.*............................       1,891
    6,227 Pilgrims Pride Corp., Class B Shares...................      90,603
    1,620 Purina Mills, Inc.*....................................      36,823
   11,620 Ralcorp Holdings, Inc.*................................     234,956
   37,082 Riviana Foods, Inc.....................................     661,170
   11,721 Ruddick Corp...........................................     196,327
      660 Sanderson Farms, Inc...................................       9,161
      383 Seaboard Corp..........................................     104,559
  115,030 Sensient Technologies Corp.............................   2,529,510
    8,190 Spartan Stores, Inc.*..................................      96,069
    8,580 Suiza Foods Corp.*(a)..................................     497,468
      500 United Natural Foods, Inc.*............................       9,010
   55,530 Wild Oats Markets, Inc.*...............................     495,328
                                                                  -----------
                                                                   21,648,148
                                                                  -----------

  Forest Products and Paper -- 1.8%
    8,300 Buckeye Technologies, Inc.*............................      95,035
   10,875 Caraustar Industries, Inc..............................     112,556
    3,784 Deltic Timber Corp.....................................     107,428
   19,942 Longview Fiber Co......................................     249,476
   40,900 Louisiana-Pacific Corp.................................     434,358
    5,411 P.H. Glatfelter Co.....................................      86,251
  173,500 Pope & Talbot Inc......................................   2,222,535
   11,060 Potlatch Corp..........................................     364,980


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          Small Capitalization Value Equity Investments
          ------------------------------------------------------------

          Shares                 Security                    Value
          ------------------------------------------------------------

          Forest Products and Paper -- 1.8% (continued)
           10,600 Rayonier, Inc.......................... $   492,900
            5,005 Rock-Tenn Co., Class A Shares..........      66,316
          310,769 Schweitzer-Mauduit International, Inc..   7,256,456
           18,008 Wausau-Mosinee Paper Corp..............     226,180
                                                          -----------
                                                           11,714,471
                                                          -----------

          Gas -- 3.3%
           21,368 AGL Resources, Inc.+...................     455,138
          107,781 Atmos Energy Corp......................   2,328,070
            4,200 Cascade Natural Gas Corp...............      90,720
           90,086 Energen Corp...........................   2,288,184
            7,313 Laclede Gas Co.........................     174,781
            6,903 New Jersey Resources Corp..............     310,635
           96,736 Northwest Natural Gas Co...............   2,418,400
           71,683 NUI Corp...............................   1,611,434
           20,730 Oneok, Inc.............................     335,826
           73,900 Peoples Energy Corp....................   2,904,270
           11,918 Piedmont Natural Gas Co.(a)............     387,930
            7,539 Semco Energy, Inc......................     108,562
            4,480 South Jersey Industries, Inc...........     146,272
           13,207 Southern Union Co.*....................     309,033
           11,267 Southwest Gas Corp.....................     253,733
              914 Southwestern Energy Co.................      11,425
           88,259 UGI Corp...............................   2,471,252
          100,000 Vectren Corp...........................   2,050,000
           95,254 WGL Holdings, Inc.+....................   2,572,811
                                                          -----------
                                                           21,228,476
                                                          -----------

          Hand and Machine Tools -- 1.1%
            7,406 Baldor Electric Co.....................     160,414
           11,980 Kennametal, Inc........................     467,220
            7,892 Lincoln Electric Holdings, Inc.........     177,570
          120,042 Milacron, Inc..........................   2,160,756
          105,400 Regal Beloit Corp......................   2,260,830
           73,400 Snap-On, Inc...........................   1,868,764
                                                          -----------
                                                            7,095,554
                                                          -----------

          Healthcare -- 2.1%
            1,900 American Medical Systems Holdings Inc.*      37,905
              640 AmeriPath, Inc.*.......................      21,267
           60,316 Arrow International, Inc...............   2,220,232
           37,742 Beverly Enterprises, Inc.*.............     377,420
            5,579 Conmed Corp.*..........................     169,881
              390 Cooper Co., Inc........................      19,894
            4,840 Covance, Inc.*.........................      93,025
           25,400 Coventry Health Care, Inc.*............     593,090
              638 Datascope Corp.........................      26,802
           45,000 Dentsply International Inc.............   2,007,900
           18,000 Edwards Lifesciences Corp.*............     473,220
              730 Igen International, Inc.*(a)...........      20,418
           56,796 Invacare Corp..........................   2,269,000
            2,970 Mid Atlantic Medical Services Inc.*....      62,370
              900 Ocular Sciences, Inc.*.................      19,125


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Value Equity Investments
      --------------------------------------------------------------------

      Shares                    Security                       Value
      --------------------------------------------------------------------

      Healthcare -- 2.1% (continued)
       10,790 Pacificare Health Systems*.................. $      158,613
        7,770 Pediatrix Medical Group, Inc.*..............        290,210
      262,754 PSS World Medical, Inc.*....................      1,847,161
          570 Rightchoice Managed Care, Inc.*.............         26,326
        9,930 Sierra Health Services*.....................         99,300
        8,710 Sola International, Inc.*...................        139,360
        1,600 SonoSite, Inc.*.............................         42,112
          500 Specialty Laboratories*.....................         15,800
        4,400 Steris Corp.*...............................         95,216
        4,890 Sunrise Assisted Living, Inc.*(a)...........        124,206
       14,800 Sybron Dental Specialties, Inc.*............        311,984
       36,849 U.S. Oncology, Inc.*........................        312,480
       11,300 Vital Signs, Inc............................        327,700
        3,788 West Pharmaceutical Services, Inc...........         97,352
       36,310 Zoll Medical Corp.*.........................      1,247,612
                                                           --------------
                                                               13,546,981
                                                           --------------

      Holding Companies - Diversified -- 0.0%
        6,130 Resource America, Inc., Class A Shares......         67,736
        1,564 Walter Industries, Inc......................         17,830
                                                           --------------
                                                                   85,566
                                                           --------------

      Home Builders -- 0.6%
        3,340 Beazer Homes USA, Inc.*.....................        216,766
       98,494 Champion Enterprises, Inc.*.................      1,034,187
        5,683 Coachmen Industries, Inc....................         73,083
        2,720 Crossmann Communities, Inc.(a)..............        105,128
       12,700 Fleetwood Enterprises, Inc..................        187,960
        5,590 Hovnanian Enterprises, Inc., Class A Shares*         79,378
       13,868 KB Home+....................................        448,907
        6,440 MDC Holdings, Inc...........................        196,420
        2,480 M/I Schottenstein Homes, Inc................         99,770
          360 Meritage Corp.*.............................         17,820
        4,400 Monaco Coach Corp.*.........................        128,920
          795 Newmark Homes Corp..........................          9,850
        5,097 Palm Harbor Homes, Inc.*....................        124,622
        5,249 Ryland Group, Inc...........................        282,396
       11,590 Schuler Homes, Inc., Class A Shares*........        161,681
        2,500 Skyline Corp................................         70,000
       10,143 Standard-Pacific Corp.......................        238,056
        9,063 Toll Brothers, Inc.*........................        333,519
        4,242 Winnebago Industries, Inc...................        122,594
                                                           --------------
                                                                3,931,057
                                                           --------------

      Home Furnishings -- 0.9 %
        7,350 Applica, Inc.*..............................         82,688
        4,480 Bassett Furniture Industries, Inc...........         68,768
        3,706 Bush Industries Inc., Class A Shares........         42,656
       11,425 Fedders Corp................................         54,269
       19,700 Furniture Brands International, Inc.*+......        513,776
       62,356 Harman International Industries, Inc*.......      2,562,832
      143,466 Kimball International, Class B Shares.......      2,172,075
       18,891 La-Z-Boy, Inc.+.............................        332,482


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       Small Capitalization Value Equity Investments
       -------------------------------------------------------------------

       Shares                    Security                       Value
       -------------------------------------------------------------------

       Home Furnishings -- 0.9 % (continued)
         2,320 Salton, Inc.*(a)............................ $      39,556
         1,470 Stanley Furniture Co., Inc.*................        40,056
        15,117 Vialta, Inc., Class A Shares*...............         5,290
                                                            -------------
                                                                5,914,448
                                                            -------------

       Household Products and Wares -- 2.8%
        24,800 American Greetings Corp., Class A Shares+(a)       327,856
        10,710 Blyth, Inc..................................       233,478
         2,575 CSS Industries, Inc.*.......................        65,663
         7,030 Church & Dwigh Co., Inc.....................       191,497
        17,500 Dial Corp.+.................................       294,875
       243,000 Ennis Business Forms, Inc...................     2,184,570
         7,453 John H. Harland Co..........................       173,282
         4,800 New England Business Service, Inc...........        97,680
        30,918 Pennzoil-Quaker State Co....................       379,673
        11,181 Playtex Products, Inc.*.....................       115,388
        76,796 Russ Berrie & Co., Inc......................     2,181,007
         3,410 The Scotts Co., Class A Shares*.............       136,843
         5,517 Standard Register Co........................       103,995
        95,232 Tupperware Corp.............................     2,250,332
       546,870 Wallace Computer Services, Inc..............     9,214,760
                                                            -------------
                                                               17,950,899
                                                            -------------

       Housewares -- 0.2%
       200,000 Enesco Group, Inc.*.........................     1,110,000
         3,141 Libbey, Inc.................................       119,672
         2,005 National Presto Industries, Inc.............        56,441
         5,490 Oneida Ltd..................................       100,193
         4,879 Toro Co.....................................       222,238
                                                            -------------
                                                                1,608,544
                                                            -------------

       Insurance -- 4.1%
        15,300 Alfa Corp...................................       354,348
         4,460 American Physicians Capital, Inc.*..........       100,038
        69,700 Amers Group Co..............................     2,159,306
         8,946 Argonaut Group, Inc.........................       157,360
         3,820 Baldwin & Lyons, Inc., Class B Shares.......        84,613
         5,776 CNA Surety Corp.............................        81,153
         1,730 Capitol Transamerica Corp...................        28,164
         9,745 Commerce Group, Inc.........................       364,463
        10,950 Crawford & Co...............................       142,898
         5,078 Delphi Financial Group, Inc., Class A Shares       182,402
         4,473 FBL Financial Group, Inc., Class A Shares...        84,540
        26,465 First American Corp.+.......................       484,310
        22,040 Fremont General Corp........................       129,154
         2,850 Great American Financial Resources, Inc.....        54,720
        11,440 Harleysville Group, Inc.....................       277,420
        15,800 Horace Mann Educators Corp..................       319,160
       328,300 IPC Holdings Ltd............................     7,908,747
         3,548 Kansas City Life Insurance Co.+.............       137,450
         6,970 LandAmerica Financial Group, Inc............       219,416
           584 MEEMIC Holdings, Inc........................        15,207
       173,600 Mercury General Corp........................     6,822,480


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Small Capitalization Value Equity Investments
     -----------------------------------------------------------------------

     Shares                      Security                         Value
     -----------------------------------------------------------------------

     Insurance -- 4.1% (continued)
       1,600 Midland Co...................................... $      64,896
       1,400 Nymagic, Inc....................................        28,000
         889 National Western Life Insurance, Class A Shares*       102,244
      21,840 Ohio Casualty Corp..............................       301,610
       4,600 Pico Holdings, Inc.*............................        66,424
       6,780 PMA Capital Corp., Class A Shares...............       122,040
       2,920 Philadelphia Consolidated Holding Corp.*........        87,016
     108,881 Presidential Life Corp..........................     2,107,936
       9,508 ProAssurance Corp.*.............................       171,905
       2,532 RLI Corp........................................       113,130
       3,624 SCPIE Holdings, Inc.............................        76,213
       9,824 Selective Insurance Group Inc...................       246,779
      12,240 StanCorp Financial Group, Inc...................       563,040
       4,998 State Auto Financial Corp.......................        76,317
       4,400 Stewart Info Service Corp.*.....................        77,000
      92,000 Trenwick Group Ltd..............................     1,296,280
      14,900 UICI*...........................................       223,500
       2,600 United Fire & Casualty Co.......................        74,022
      16,100 Universal American Financial Corp.*.............        91,770
      12,300 Vesta Insurance Group, Inc......................       143,541
       7,435 W.R. Berkley Corp...............................       283,274
       3,115 Zenith National Insurance Corp..................        93,450
                                                              -------------
                                                                 26,517,736
                                                              -------------

     Internet -- 0.4%
         930 Agile Software Corp.*...........................         9,300
      13,700 Akamai Technologies, Inc.*(a)...................        57,677
       4,700 America Online Latin America, Inc.*(a)..........        16,873
       7,620 Answerthink, Inc.*..............................        69,266
       2,860 Asiainfo Holdings, Inc.*........................        40,755
         200 Centillium Communications, Inc.*................         2,460
       5,200 Clarent Corp.*..................................        27,924
         400 Espeed, Inc., Class A Shares*...................         3,612
       3,000 Extensity, Inc.*................................        15,120
       5,300 Freemarkets, Inc.*(a)...........................        76,638
       4,430 Global Sports, Inc.*(a).........................        75,354
      18,800 High Speed Access Corp.*........................         6,016
       3,970 HotJobs.com Ltd.*...............................        38,033
       4,490 I-many, Inc.*...................................        24,471
         500 ITXC Corp.*.....................................         1,500
      22,200 Ibasis, Inc.*(a)................................        24,420
      20,600 IndyMac Bancorp, Inc.*+.........................       543,222
      16,550 Inktomi Corp.*..................................        65,538
       4,200 Interland, Inc.*................................         6,594
      54,100 Internap Network Services*......................        54,100
      60,800 Internet Capital Group, Inc.*...................        46,208
       5,070 Keynote Systems, Inc.*..........................        41,828
      17,180 Liberate Technologies*..........................       246,018
         100 Matrixone, Inc.*................................         1,071
      13,300 MP3.com, Inc.*..................................        66,500
       4,130 Net.B@nk, Inc.*.................................        33,866
       8,200 Net2Phone, Inc.*................................        33,702
       3,240 Netratings, Inc.*...............................        41,375


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Value Equity Investments
      --------------------------------------------------------------------

      Shares                    Security                       Value
      --------------------------------------------------------------------

      Internet -- 0.4% (continued)
       17,100 New Century Equity Holdings Corp.*.......... $       14,535
       12,400 NextCard, Inc.*.............................        110,732
        5,200 PC-Tel, Inc.*...............................         40,508
        3,300 Priceline.com, Inc.*(a).....................         18,216
        7,050 Prodigy Communications Corp. Class A shares*         39,903
        3,450 ProQuest Co.*...............................        121,785
        3,390 QRS Corp.*..................................         47,562
        1,690 Register.com*...............................         14,244
        9,990 S1 Corp.*...................................        115,584
       57,800 Safeguard Scientifics, Inc.*................        184,382
        3,900 Selectica, Inc.*............................         15,288
       11,800 Softnet Systems, Inc.*......................         23,364
        7,600 SonicWall, Inc.*(a).........................        142,196
       12,800 Stamps.com, Inc.*...........................         30,976
       18,400 StarMedia Network, Inc.*....................          5,888
        3,650 Support.com, Inc.*..........................         13,323
        4,140 WatchGuard Technologies*....................         41,110
        2,140 WebEx Communications, Inc.*.................         36,958
        1,540 Websense, Inc.*.............................         27,551
        3,540 Zixit Corp.*(a).............................         26,019
                                                           --------------
                                                                2,739,565
                                                           --------------

      Investment Companies -- 0.1%
        9,750 American Capital Strategies Ltd.............        275,145
        2,050 Medallion Financial Corp....................         20,931
                                                           --------------
                                                                  296,076
                                                           --------------

      Iron and Steel -- 0.8%
       86,000 Bethlehem Steel Corp.*(a)...................        125,560
        7,530 Carpenter Technology Corp...................        218,219
       98,056 Cleveland-Cliffs, Inc.......................      1,647,340
        2,660 Gibraltar Steel Corp........................         51,870
       10,900 Oregon Steel Mills, Inc.....................         80,660
        9,035 Reliance Steel & Aluminum Co................        243,945
        4,930 Roanoke Electric Steel Corp.................         77,500
       10,182 Rouge Industries, Inc., Class A Shares......         20,364
      221,733 Ryerson Tull, Inc...........................      2,822,662
        7,500 Steel Dynamics, Inc.*.......................        100,125
                                                           --------------
                                                                5,388,245
                                                           --------------

      Leisure Time -- 1.4%
        2,760 Ambassadors International, Inc..............         66,902
      457,243 Arctic Cat, Inc.............................      7,338,750
        3,840 Bally Total Fitness Holding*(a).............         97,651
        4,300 Cheap Tickets, Inc.*........................         70,521
        7,630 K2 Inc.*....................................         65,618
        5,000 Navigant International, Inc.*...............         76,250
        8,000 Pegasus Solutions, Inc.*....................        104,000
        3,192 Polaris Industries, Inc.....................        160,717
        6,770 ResortQuest International, Inc.*............         52,806
       39,703 Thor Industries, Inc........................      1,258,585
        2,390 WMS Industries, Inc.*.......................         50,859
                                                           --------------
                                                                9,342,659
                                                           --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Value Equity Investments
      --------------------------------------------------------------------

      Shares                    Security                       Value
      --------------------------------------------------------------------

      Lodging -- 0.2%
       13,711 Aztar Corp.*................................ $      221,296
       11,222 Boca Resorts, Inc., Class A Shares*.........        144,203
       12,231 Boyd Gaming Corp.*..........................         73,386
        2,050 Choice Hotels International, Inc.*..........         41,000
        5,100 Crestline Capital Corp.*....................        156,060
        7,418 Marcus Corp.................................        103,110
       17,472 Prime Hospitality Corp.*....................        200,578
        4,501 Station Casinos, Inc.*(a)...................         59,632
       98,222 Wyndham International, Inc., Class A Shares*        232,786
                                                           --------------
                                                                1,232,051
                                                           --------------

      Machinery - Construction and Mining -- 0.1%
        5,860 Astec Industries, Inc.*.....................        102,550
       16,236 JLG Industries, Inc.........................        191,910
       10,437 Terex Corp.*................................        231,283
                                                           --------------
                                                                  525,743
                                                           --------------

      Machinery - Diversified -- 1.3%
       17,630 Agco Corp.*.................................        207,153
        5,805 Albany International Corp., Class A Shares*.        122,486
        6,654 Applied Industrial Technologies, Inc.*......        119,240
        6,320 Briggs & Stratton Corp.*....................        239,528
        2,090 Brooks Automation, Inc......................         90,602
        4,778 Flowserve Corp..............................        119,211
        5,600 Gardner Denver, Inc.*.......................        126,280
        7,820 Gerber Scientific, Inc......................         82,110
        2,050 Gorman-Rupp Co..............................         49,713
       10,149 IDEX Corp...................................        363,334
       13,071 Imation Corp.*..............................        326,121
          200 Lindsay Manufacturing Co....................          3,780
        3,879 Manitowoc Co................................        111,119
        2,469 Nacco Industries, Inc., Class A Shares......        158,781
        5,154 Nordson Corp................................        134,210
        3,058 Robbins & Myers, Inc........................         86,786
        4,390 Sauer-Danfoss, Inc..........................         38,193
       41,991 Stewart & Stevenson Services, Inc...........      1,153,073
        1,830 SureBeam Corp., Class A Shares*(a)..........         19,069
       44,970 Tecumseh Products Co., Class A Shares.......      2,202,630
          450 Tennant Co..................................         17,235
        5,160 Thomas Industries, Inc......................        134,934
       18,490 Unova, Inc.*................................        116,487
      147,797 Wabtec Corp.................................      2,052,900
        1,160 Zebra Technologies Corp.*...................         54,311
                                                           --------------
                                                                8,129,286
                                                           --------------

      Manufacturing - Miscellaneous -- 4.1%
        4,114 A.O. Smith Corp.............................         69,321
       24,400 Actuant Corp., Class A Shares*..............        517,524
        1,490 Ameron International Corp...................        108,249
        9,692 Aptargroup, Inc.............................        346,877
        6,800 Armor Holdings, Inc.*.......................        104,040
       88,882 Barnes Group, Inc...........................      1,999,845
        8,546 Blount International, Inc.*.................         20,169


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


  Small Capitalization Value Equity Investments
  -----------------------------------------------------------------------------

  Shares                        Security                            Value
  -----------------------------------------------------------------------------

  Manufacturing - Miscellaneous -- 4.1% (continued)
    2,000 Cuno Inc.*........................................... $       53,340
    9,078 Carlisle Cos., Inc...................................        320,907
   86,031 Clarcor, Inc.........................................      2,302,190
    6,190 Donaldson Co., Inc...................................        184,772
  135,175 ESCO Technologies, Inc.*.............................      3,649,725
  301,700 Federal Signal Corp..................................      6,239,156
    5,750 Foamex International, Inc.*..........................         45,655
   11,110 Griffon Corp.*.......................................        121,655
   88,625 Harsco Corp.+........................................      3,137,325
    9,460 Hexcel Corp.*........................................         78,613
   70,380 Lancaster Colony Corp................................      2,287,350
    6,010 Lydall, Inc.*........................................         60,040
    6,877 Myers Industries, Inc................................         86,999
      770 NCH Corp.............................................         34,034
   16,113 National Service Industries, Inc.+...................        380,267
    4,540 Osmonics, Inc.*......................................         46,989
   20,236 Pittston Brink's Group...............................        446,406
   29,833 Polaroid Corp.+(a)...................................         40,871
    7,000 Polymer Group, Inc...................................         13,510
    1,260 Roper Industries, Inc................................         51,660
    3,330 SPS Technologies, Inc.*..............................        159,507
    4,531 Standex International Corp...........................        105,116
  265,295 Sturm Ruger & Co., Inc...............................      2,639,685
    6,090 Tredegar Corp........................................        120,887
   20,160 Trinity Industries, Inc..............................        502,387
   48,980 U.S. Industries, Inc.+...............................        181,716
                                                                --------------
                                                                    26,456,787
                                                                --------------

  Media -- 1.0%
    3,300 Crown Media Holdings, Inc., Class A Shares*..........         53,097
   10,660 Cumulus Media, Inc., Class A Shares*.................        134,849
    3,670 Gray Communication System............................         59,087
  343,900 Hollinger International, Inc.........................      4,487,895
   10,420 Journal Register Co.*................................        184,226
    6,558 Liberty Corp.........................................        267,566
    2,500 Lodgenet Entertainment Corp.*........................         53,975
    4,806 Media General, Inc., Class A Shares..................        238,858
   28,450 Metromedia International Group, Inc.*................         66,004
    3,686 On Command Corp.*....................................         14,007
    6,280 Pegasus Communications Corp.*........................         72,220
    3,200 Playboy Enterprises, Class B Shares*.................         43,680
    3,200 Pulitzer, Inc........................................        158,400
    3,000 Regent Communications, Inc.*.........................         23,550
    4,120 Scholastic Corp.*....................................        160,392
   10,250 Sinclair Broadcast Group, Inc., Class A Shares*......        101,475
    7,110 Spanish Broadcasting System*.........................         66,194
    3,330 Tivo, Inc.*(a).......................................         19,347
    3,700 UnitedGlobalCom, Inc., Class A Shares*(a)............         17,279
      670 Value Line, Inc......................................         29,480
    3,040 World Wrestling Federation Entertainment, Inc.*......         34,352
    5,260 XM Satellite Radio Holdings, Inc., Class A Shares*(a)         52,863
    2,790 Young Broadcasting, Inc., Class A Shares*............         63,473
                                                                --------------
                                                                     6,402,269
                                                                --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Small Capitalization Value Equity Investments
         --------------------------------------------------------------

         Shares                 Security                    Value
         --------------------------------------------------------------

         Metal Fabricate and Hardware -- 0.9%
           2,690 A.M. Castle & Co...................... $       31,177
           3,500 Circor International, Inc.............         59,150
          68,428 Commercial Metals Co..................      2,148,639
          10,090 Kaydon Corp...........................        237,620
           3,820 Ladish Co., Inc.*.....................         57,185
           1,978 Lawson Products, Inc..................         56,373
          11,500 Metals USA, Inc.......................         23,575
          10,698 Mueller Industries, Inc.*.............        371,756
           7,500 NS Group, Inc.*.......................         54,000
           3,750 Penn Engineering & Manufacturing Corp.         63,262
           1,780 Pitt-Des Moines, Inc..................         60,876
          57,000 Precision Castparts Corp..............      1,957,380
           5,206 Quanex Corp...........................        137,386
          19,323 Timken Co.+...........................        289,845
           4,300 Valmont Industries, Inc...............         75,465
           3,217 Wolverine Tube, Inc.*.................         47,483
          26,401 Worthington Industries, Inc.+.........        369,614
                                                        --------------
                                                             6,040,786
                                                        --------------

         Mining -- 0.5%
           8,404 Amcol International Corp..............         50,424
           6,921 Brush Engineered Materials, Inc.......        101,739
             880 Century Aluminum Co...................         14,766
         337,000 Homestake Mining Co...................      2,790,360
          16,958 Kaiser Aluminum Corp.*................         58,675
           8,872 RTI International Metals, Inc.*.......         98,923
           5,980 Southern Peru Copper Corp.............         71,760
           7,980 Titanium Metals Corp.*................         82,912
             420 Tremont Corp..........................         15,414
          31,300 USEC, Inc.............................        228,490
                                                        --------------
                                                             3,513,463
                                                        --------------

         Office and Business Equipment -- 0.1%
           1,280 Global Imaging Systems, Inc.*.........         20,480
          55,430 Ikon Office Solutions, Inc.+..........        415,725
                                                        --------------
                                                               436,205
                                                        --------------

         Office Furnishings -- 1.4%
         582,850 Compx International, Inc..............      7,052,485
          17,190 Interface, Inc........................        100,562
          82,200 Herman Miller, Inc....................      1,875,804
                                                        --------------
                                                             9,028,851
                                                        --------------

         Oil and Gas Producers -- 3.2%
             370 Atwood Oceanics, Inc.*................         11,500
         156,500 Berry Petroleum, Class A Shares.......      2,488,350
          90,000 Cabot Oil & Gas Corp., Class A Shares.      2,012,400
           1,930 Callon Petroleum Co.*.................         13,221
          51,900 Central Pac Minerals*.................         88,282
             730 Chiles Offshore, Inc.*................         14,330
           8,600 Comstock Resources, Inc.*.............         61,060
          20,640 EEX Corp.*............................         55,728
           3,210 Encore Acquisition Co.*...............         45,582


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Small Capitalization Value Equity Investments
           -----------------------------------------------------------

           Shares                Security                   Value
           -----------------------------------------------------------

           Oil and Gas Producers -- 3.2% (continued)
             2,680 Energy Partners Ltd.*................ $     24,522
            54,200 Forest Oil Corp.*....................    1,434,132
            67,100 Helmerich & Payne, Inc...............    2,050,576
               580 Holly Corp...........................       12,267
             4,990 KCS Energy, Inc.*....................       26,447
               935 Kerr-McGee Corp......................       54,626
             5,400 McMoRan Exploration Co.*.............       39,420
             5,868 Nuevo Energy Co.*....................       96,235
            84,500 Ocean Energy, Inc....................    1,592,825
           279,605 Parker Drilling Co.*.................    1,177,137
            92,000 Patina Oil & Gas Corp................    2,126,120
             3,290 Penn Virginia Corp...................      114,953
             1,920 Prize Energy Corp.*..................       35,520
            18,220 Range Resources Corp.*...............      107,498
             1,290 Remington Oil & Gas Corp.*...........       19,273
           114,930 St. Mary Land & Exploration Co.......    2,206,656
             3,480 Swift Energy Co.*....................       80,771
            10,192 Tesoro Petroleum Corp.*..............      133,309
             5,200 3TEC Energy Corp.*...................       76,596
           141,802 Vintage Petroleum, Inc...............    2,531,166
             3,146 Westport Resources Corp.*(a).........       57,415
           160,000 XTO Energy, Inc......................    2,256,000
                                                         ------------
                                                           21,043,917
                                                         ------------

           Oil and Gas Services -- 2.6%
               700 Gulf Island Fabrication, Inc.*.......        8,400
             1,920 Hydril Co.*..........................       37,498
           746,287 Input/Output Inc.*...................    7,313,613
             2,300 Lufkin Industries, Inc...............       62,583
             2,200 Newpark Resources, Inc.*.............       17,424
             5,969 Oceaneering International, Inc.*.....      116,396
             1,210 Oil States International, Inc.*......       10,248
               980 Osca, Inc.*..........................       16,219
             6,662 SEACOR SMIT, Inc.*...................      309,716
             8,400 Seitel, Inc.*........................       92,400
           641,750 Stolt Offshore S.A. ADR*.............    5,711,568
           127,070 Tetra Technologies, Inc.*............    2,898,467
             2,900 W-H Energy Services, Inc.*...........       52,490
                                                         ------------
                                                           16,647,022
                                                         ------------

           Packaging and Containers -- 0.6%
            54,770 Ball Corp.(a)........................    2,883,641
             5,862 Chesapeake Corp......................      162,377
            50,800 Crown Cork & Seal Co., Inc...........      175,260
             4,958 Greif Brothers Corp., Classs A Shares      151,417
             2,590 Ivex Packaging Corp.*................       47,267
             1,000 Liqui-Box Corp.......................       41,400
            56,650 Owens-Illinois, Inc.*................      313,275
             3,700 Silgan Holdings, Inc.*...............       80,697
                                                         ------------
                                                            3,855,334
                                                         ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       Small Capitalization Value Equity Investments
       -------------------------------------------------------------------

       Shares                    Security                       Value
       -------------------------------------------------------------------

       Pharmaceuticals -- 0.6%
         3,200 Alpharma, Inc., Classs A Shares.............. $    100,480
           500 Antigenics Inc.*.............................        7,995
         6,640 Carter-Wallace, Inc..........................      134,128
         1,500 Cygnus, Inc.*................................       12,750
         5,870 Emisphere Technologies, Inc.*................      165,828
         5,900 Herbalife International, Inc., Class A Shares       65,136
         8,340 NBTY, Inc.*..................................      143,948
       143,400 Omnicare Inc.................................    3,430,128
         1,700 Pharmacyclics, Inc.*.........................       34,187
           870 Tanox, Inc.*.................................       14,399
        11,200 Twinlab Corp.*...............................       19,266
                                                             ------------
                                                                4,128,245
                                                             ------------

       Pipelines -- 0.3%
        45,000 National Fuel Gas Co.........................    2,151,450
         6,400 TransMontaigne, Inc.*........................       35,200
           273 Western Gas Resources, Inc...................        8,395
                                                             ------------
                                                                2,195,045
                                                             ------------

       Real Estate -- 0.2%
         2,250 Avatar Holdings, Inc.*.......................       56,668
         9,162 Corrections Corporation Of America*..........      133,307
         3,700 Forest City Enterprises, Inc., Class A Shares      194,435
         8,088 Insignia Financial Group, Inc.*..............       89,777
        11,500 Jones Lang LaSalle, Inc.*....................      172,500
         8,687 LNR Property Corp............................      286,584
         9,580 Trammell Crow Co.*...........................       93,884
                                                             ------------
                                                                1,027,155
                                                             ------------

       Real Estate Investment Trusts -- 6.4%
         5,560 Amli Residential Properties Trust............      133,496
         7,150 Acadia Realty Trust..........................       49,407
         3,960 Alexandria Real Estate Equities, Inc.........      158,360
        17,420 Annaly Mortgage Management, Inc..............      227,331
        12,230 Anthracite Capital, Inc......................      134,285
         6,430 Associated Estates Realty....................       63,014
        18,213 BRE Properties, Class A Shares...............      572,799
         6,005 Bedford Property Investors...................      126,405
         7,319 Boykin Lodging Co............................       84,169
         9,900 Brandywine Realty Trust......................      222,255
         9,000 Burnham Pacific Property, Inc................       45,270
       140,900 Cabot Industrial Trust.......................    2,947,628
        14,027 Camden Property Trust........................      530,922
       105,120 Capital Automotive REIT......................    1,870,085
         3,730 Capstead Mortgage Corp.......................       89,930
        73,996 CBL & Associates Properties, Inc.............    2,317,555
         6,626 Centerpoint Properties Corp..................      323,018
         3,675 Chateau Communities, Inc.....................      108,413
         1,410 Chelsea Property Group, Inc..................       69,936
         5,630 Colonial Properties Trust....................      168,731
        11,779 Commercial Net Lease Realty..................      153,127
        18,460 Cornerstone Realty Income Trust, Inc.........      199,553
         3,820 Corporate Office Properties Trust............       40,148


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Small Capitalization Value Equity Investments
         ---------------------------------------------------------------

         Shares                  Security                     Value
         ---------------------------------------------------------------

         Real Estate Investment Trusts -- 6.4% (continued)
           6,140 Crown American Realty.................... $     51,023
          19,600 Developers Diversified Realty Corp.+.....      366,520
           6,102 EastGroup Properties, Inc................      134,854
           6,200 Entertainment Properties Trust...........      105,710
          14,159 Equity Inns, Inc.........................      129,272
           4,180 Essex Property Trust, Inc................      217,778
          11,928 Federal Realty Investment Trust..........      271,362
          11,670 FelCor Lodging Trust, Inc................      245,420
          15,469 First Industrial Realty Trust, Inc.......      488,356
           9,336 Gables Residential Trust.................      285,215
           7,494 Glenborough Realty Trust, Inc............      155,501
         142,370 Glimcher Realty Trust....................    2,576,897
           5,220 Great Lakes REIT, Inc....................       89,836
          67,000 Health Care Property Investors, Inc......    2,375,820
          12,646 Health Care REIT, Inc....................      313,115
          99,440 Healthcare Realty Trust, Inc.............    2,601,350
          21,119 Highwoods Properties, Inc.+..............      533,677
           6,812 Home Properties of New York, Inc.........      215,600
          51,240 HRPT Properties Trust+...................      447,325
           9,721 Innkeepers USA Trust.....................      111,305
          11,700 IRT Property Co..........................      123,084
          12,730 JDN Realty Corp..........................      147,032
           3,990 JP Realty, Inc...........................       90,573
           2,970 Keystone Property Trust..................       39,768
           9,516 Kilroy Realty Corp.......................      266,448
          10,371 Koger Equity, Inc........................      178,900
           7,660 Kramont Realty Trust.....................       99,274
          50,200 La Quinta Properties, Inc................      258,530
           5,250 LaSalle Hotel Properties.................       90,300
           6,670 Lexington Corporate Properties Trust.....       94,047
          12,140 The Macerich Co..........................      300,465
          14,790 Meristar Hospitality Corp................      304,674
           5,420 MID Atlantic Realty Trust................       72,899
           5,480 Mid-America Apartment Communities, Inc...      141,384
           3,010 Mission West Properties..................       40,334
          77,473 National Golf Properties, Inc............    1,427,053
           8,682 National Health Investors, Inc...........      117,641
          18,452 Nationwide Health Properties, Inc........      341,547
         120,000 New Plan Excel Realty Trust, Inc.........    2,118,000
           8,214 Pacific Gulf Property*...................       14,375
           9,130 Pan Pacific Retail Properties, Inc.......      239,571
           3,510 Parkway Properties, Inc. of Maryland.....      112,390
           2,790 Pennsylvania Real Estate Investment Trust       61,213
          15,750 Pinnacle Holdings, Inc.*.................       10,395
          15,180 Post Properties, Inc.....................      579,117
          99,022 Prentiss Properties Trust................    2,805,293
           4,300 PS Business Parks, Inc...................      121,561
          11,531 Realty Income Corp.......................      330,940
          13,130 Reckson Associates Realty Corp...........      300,677
           2,540 Redwood Trust, Inc.......................       59,030
           8,978 Regency Centers Corp.....................      228,759
           9,600 RFS Hotel Investors, Inc.................      129,600
           3,760 Saul Centers, Inc........................       73,696


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Value Equity Investments
      --------------------------------------------------------------------

      Shares                     Security                       Value
      --------------------------------------------------------------------

      Real Estate Investment Trusts -- 6.4% (continued)
        5,360 Senior Housing Properties Trust............... $     73,914
       98,679 Shurgard Storage Centers, Inc., Class A Shares    2,986,027
        8,390 SL Green Realty Corp..........................      245,827
        4,740 Sovran Self Storage, Inc......................      127,032
        6,028 Storage USA, Inc..............................      227,256
        9,774 Summit Properties, Inc........................      256,170
        5,826 Sun Communities, Inc..........................      204,493
        1,700 Tanger Factory Outlet Center, Inc.............       37,315
       11,190 Taubman Centers, Inc..........................      150,506
        8,920 Thornburg Mortgage, Inc.......................      139,866
        7,590 US Restaurants Properties, Inc................      105,805
      184,790 United Dominion Realty Trust, Inc.............    2,679,455
        4,420 Universal Health Realty Income................      101,660
       11,060 Weingarten Realty Investors...................      518,825
        3,630 Westfield America, Inc........................       58,625
        5,560 Winston Hotels, Inc...........................       55,100
                                                             ------------
                                                               41,638,219
                                                             ------------

      Retail -- 7.8%
        7,659 AnnTaylor Stores Corp.(a).....................      256,577
        4,100 Applebee's International, Inc.(a).............      132,430
      187,300 Big Lots, Inc.................................    1,985,380
       60,957 Bob Evans Farms, Inc..........................    1,361,779
       72,500 Borders Group, Inc.*..........................    1,686,350
      131,870 Brown Shoe Co., Inc...........................    1,991,237
        2,229 Buckle, Inc.*.................................       44,580
      106,780 Burlington Coat Factory Warehouse Corp........    1,739,446
       15,400 Casey's General Stores, Inc...................      196,350
        8,452 Cash America International, Inc...............       71,419
          670 Cato Corp., Class A Shares....................       11,738
      102,011 CBRL Group, Inc.+.............................    2,148,352
       37,611 Charming Shoppes, Inc.*.......................      256,507
       10,300 Circuit City Stores-Carmax*...................      153,264
      115,490 Claire's Stores, Inc..........................    2,006,061
      242,380 Cole National Corp.*..........................    3,466,034
        9,400 CSK Auto Corp.*...............................       80,370
        1,540 DEB Shops, Inc................................       34,789
       12,590 dELiA*s Corp., Class A Shares*................       78,562
       24,756 Dillards, Inc.................................      443,132
        3,260 Discount Auto Parts*..........................       47,270
        5,390 Dress Barn, Inc.*.............................      124,994
        7,660 The Finish Line, Class A Shares*..............       74,685
       34,509 Footstar, Inc.*...............................    1,349,647
          775 Fred's Inc....................................       22,289
        5,180 Friedman's Inc., Class A Shares...............       50,091
        1,860 Group 1 Automotive, Inc.*.....................       54,870
        5,290 Hancock Fabrics, Inc..........................       44,648
      143,950 Haverty Furniture Cos., Inc...................    2,012,421
       11,080 Hollywood Entertainment Corp.*................      132,960
        6,482 IHOP Corp.*...................................      174,366
        4,700 Jack In The Box, Inc.*........................      154,536
        1,710 Lands' End, Inc.*.............................       65,698
        5,888 Landry's Restaurants, Inc.....................      101,862


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Small Capitalization Value Equity Investments
           -----------------------------------------------------------

           Shares                Security                   Value
           -----------------------------------------------------------

           Retail -- 7.8% (continued)
             2,380 Lithia Motors, Inc. Class A Shares*.. $     39,984
             7,409 Lone Star Steakhouse & Saloon, Inc...       92,242
            11,800 Longs Drug Stores Corp(a)............      305,384
           164,986 Luby's Inc...........................    1,448,577
             1,530 The Men's Wearhouse, Inc.*...........       38,862
            73,325 Michaels Stores, Inc.*...............    3,081,117
             4,160 Movado Group, Inc....................       75,920
             2,000 Movie Gallery, Inc.*.................       53,000
             2,300 NPC International, Inc.*.............       26,542
            58,700 NU Skin Enterprises Inc..............      402,095
             3,200 O'Charleys, Inc.*....................       57,632
            41,418 Officemax, Inc.*.....................      193,836
             3,370 O'Reilly Automotive, Inc.*...........      105,144
             1,220 Papa John's International, Inc.*.....       30,805
            17,656 The Pep Boys - Manny, Moe & Jack.....      224,761
            21,010 PETsMART, Inc.*......................      166,609
           131,800 Pier 1 Imports, Inc..................    1,601,370
             1,230 PriceSmart, Inc.*....................       52,890
            82,600 RARE Hospitality International, Inc.*    1,718,906
            10,000 Regis Corp...........................      208,500
            11,830 Ryan's Family Steak Houses, Inc.*....      205,960
             3,740 School Specialty, Inc.*..............      113,879
             2,300 7-Eleven, Inc.*......................       29,164
            11,442 ShopKo Stores, Inc.*.................      103,779
           580,525 Smart & Final, Inc.*.................    6,414,801
             7,770 Sonic Automotive, Inc.*..............      136,752
             3,638 Spiegel, Inc., Class A Shares........       36,744
             9,350 The Steak N Shake Co.*...............       93,033
             2,480 Stein Mart, Inc.*....................       19,592
             7,370 TBC Corp.*...........................       80,923
            11,100 Trans World Entertainment Corp.*.....       95,460
             1,200 Triarc Cos.*.........................       29,760
             2,193 United Auto Group, Inc.*.............       43,750
             2,100 United Retail Group, Inc.*...........       17,850
           530,275 Urban Outfitters, Inc.*..............    8,479,098
             6,010 Value City Dept Stores, Inc.*........       25,122
               630 Wet Seal, Inc., Class A Shares*......       12,594
           159,000 World Fuel Services Corp.............    1,971,600
            12,903 Zale Corp.*..........................      427,089
                                                         ------------
                                                           50,815,820
                                                         ------------

           Savings and Loans -- 2.1%
            10,760 American Financial Holdings, Inc.....      274,918
             7,480 Anchor Bancorp Wisconsin, Inc........      136,734
             2,300 Andover Bancorp, Inc.................      113,689
            13,400 Astoria Financial Corp...............      790,600
             4,160 Bank Mutual Corp.....................       62,483
             9,080 BankAtlantic Bancorp, Inc.(a)........       83,718
             6,950 BankUnited Financial Corp.*..........       87,987
             5,170 Brookline Bancorp, Inc...............       78,067
             6,100 CFS Bancorp, Inc.....................       84,180
            11,000 Capitol Federal Financial............      215,050
             1,330 Coastal Bancorp, Inc.................       47,747


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Small Capitalization Value Equity Investments
           ----------------------------------------------------------

           Shares               Security                   Value
           ----------------------------------------------------------

           Savings and Loans -- 2.1% (continued)
            96,150 Commercial Federal Corp.+.......... $   2,422,980
             3,330 Commonwealth Bancorp, Inc..........        70,629
             4,010 Connecticut Bancshares, Inc........        93,273
             5,351 Dime Community Bancshares..........       145,708
             7,328 Downey Financial Corp..............       349,912
             3,700 Fidelity Bankshares, Inc...........        49,654
             5,796 First Federal Capital Corp.........        89,548
             2,700 First Essex Bancorp, Inc...........        68,850
             5,180 First Financial Holdings, Inc......       120,642
             3,980 First Indiana Corp.................       102,007
             3,830 First Niagara Financial Group, Inc.        61,280
             3,500 First Place Financial Corp.........        50,400
            10,307 First Sentinel Bancorp, Inc.*......       130,796
             6,750 Firstfed Financial Corp.*..........       195,750
             2,850 Flagstar Bancorp, Inc..............        62,643
             4,500 Flushing Financial Corp............        71,775
             9,100 Harbor Florida Bancshares, Inc.....       156,520
             6,280 Hudson River Bancorp...............       125,663
            23,170 Independence Community Bank+.......       503,484
             7,209 MAF Bancorp, Inc...................       223,191
             4,993 New York Community Bancorp, Inc....       185,390
             6,250 Northwest Bancorp, Inc.............        70,000
             3,398 OceanFirst Financial Corp..........        88,008
           193,100 Ocwen Financial Corp...............     1,815,140
             2,510 Pennfed Financial Services.........        52,409
             4,469 PFF Bancorp, Inc...................       111,725
             2,700 Port Financial Corp.*..............        59,994
             1,630 Provident Bancorp, Inc.............        34,409
             1,580 Quaker City Bancorp, Inc*..........        45,978
             2,980 St. Francis Capital Corp...........        62,967
            10,180 Seacoast Financial Services Corp...       160,335
            11,700 Staten Island Bancorp, Inc.........       325,260
             1,400 Troy Financial Corp................        30,184
            12,630 United Community Financial Corp....        93,715
             3,200 WSFS Financial Corp................        58,272
            86,000 Washington Federal, Inc............     2,134,520
            13,520 Waypoint Financial Corp............       183,872
            28,900 Webster Financial Corp.............       939,828
                                                       -------------
                                                          13,521,884
                                                       -------------

           Semiconductors -- 0.3%
             1,290 Actel Corp.*.......................        29,090
            10,320 Alliance Semiconductor Corp.*......       104,748
             1,900 Anadigics, Inc.*...................        29,165
               770 Asyst Technologies, Inc.*(a).......         9,748
             2,300 Celeritek, Inc.*...................        35,075
             1,000 Cohu, Inc..........................        19,890
             8,460 Credence Systems Corp.*............       142,805
               200 Dupont Photomasks, Inc.*...........         7,000
             3,424 Electroglas, Inc.*.................        56,393
            11,590 ESS Technology, Inc.*..............       154,727
             2,060 Exar Corp.*........................        41,715
             9,917 FSI International, Inc.*...........       156,292


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Small Capitalization Value Equity Investments
         --------------------------------------------------------------

         Shares                 Security                    Value
         --------------------------------------------------------------

         Semiconductors -- 0.3% (continued)
           3,020 HI/FN Inc.*........................... $       28,418
          10,150 Integrated Silicon Solutions*.........        153,570
           7,570 Kulicke & Soffa Industries, Inc.*(a)..        109,084
          20,130 MEMC Electronics Materialism, Inc.*...         56,364
           2,930 Microtune, Inc.*......................         48,667
             950 OAK Technology, Inc.*.................          9,377
           2,260 ON Semiconductor Corp.*...............          7,481
           1,440 PRI Automation, Inc.*.................         25,949
           6,770 Pericom Semiconductor Corp.*..........        114,275
           1,220 Photronics, Inc.*.....................         29,109
             200 Pixelworks, Inc.*.....................          2,984
           6,560 Sipex Corp.*..........................         74,981
           6,200 Standard Microsystems Corp.*..........         81,220
           2,510 Supertex, Inc.*.......................         39,733
           4,270 Three-Five Systems, Inc.*.............         81,130
           1,440 Trikon Technologies, Inc.*............         15,480
          18,296 Ultratech Stepper, Inc.*..............        314,691
           6,830 Zoran Corp.*(a).......................        234,611
                                                        --------------
                                                             2,213,772
                                                        --------------

         Software -- 1.6%
           6,800 Acclaim Entertainment, Inc.*(a).......         27,268
           2,600 Allscripts Healthcare Solutions, Inc.*         14,300
             940 American Management Systems*..........         16,600
           8,710 Avid Technology, Inc.*................         87,536
           4,670 Borland Software Corp.*...............         53,098
             700 Caminus Corp.*........................         14,959
             443 Carecentric, Inc.*....................            842
           1,100 Embarcadero Technologies, Inc.*.......         14,564
           5,190 EXE Technologies, Inc.*...............         19,722
             100 Fair, Isaac & Co., Inc................          6,100
           1,170 Filenet Corp.*........................         15,198
           2,390 Global Payments, Inc..................         84,965
          11,360 Hyperion Solutions Corp.*.............        176,648
           1,100 IDX Systems Corp.*....................         16,665
          11,700 Indus International, Inc.*............         83,655
           3,170 Infogrames, Inc.*.....................         27,262
           9,900 InfoUSA Inc.*.........................         58,410
          11,600 Information Resources, Inc.*..........         85,260
           7,370 Inter-Tel, Inc........................        117,920
           8,690 J.D. Edwards & Co.*...................         75,603
           6,700 JDA Software Group, Inc.*.............        125,022
             400 Midway Games, Inc.*...................          5,860
           3,300 MRO Software, Inc.*...................         42,933
           5,810 National Data Corp....................        224,324
           6,880 NETIQ Corp.*..........................        221,536
         139,247 Novell, Inc.*.........................        633,574
           1,400 OTG Software, Inc.*...................          8,694
           2,085 Peregrine Systems, Inc.*..............         54,584
           7,350 Phoenix Technologies Ltd.*............        102,533
          12,400 Pinnacle Systems, Inc.*...............         66,960
          11,200 Pumatech, Inc.*.......................         16,686
           1,670 Roxio, Inc.*..........................         30,311


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Small Capitalization Value Equity Investments
         ---------------------------------------------------------------

         Shares                  Security                     Value
         ---------------------------------------------------------------

         Software -- 1.6% (continued)
           2,500 SPSS, Inc.*.............................. $     39,300
         701,900 Schawk, Inc..............................    7,538,406
           2,830 SignalSoft, Corp.*.......................       12,622
           7,800 Structural Dynamics Research Corp.*......      194,766
           2,000 The 3DO Co.*.............................        9,800
           7,660 Transaction Systems Architects, Inc.*....       85,869
           1,000 Va Linux, Inc.*..........................        1,370
           1,950 Witness Systems, Inc.*...................       16,068
                                                           ------------
                                                             10,427,793
                                                           ------------

         Telecommunications -- 0.7%
          35,430 Adaptec, Inc.*...........................      370,244
          13,200 Adelphia Business Solutions, Inc.*.......       22,242
           7,380 Adtran, Inc.*(a).........................      170,847
          11,560 Alamosa Holdings, Inc.*(a)...............      181,839
           4,000 Alaska Communications Systems Group*.....       33,920
           9,777 Allen Telecom, Inc.*.....................      119,475
           1,000 Anaren Microwave, Inc.*..................       19,130
          25,360 Andrew Corp.*............................      515,822
          10,068 Anixter International, Inc.*.............      313,417
           6,200 Arguss Communications, Inc.*.............       20,398
           7,790 Arris Group, Inc.*.......................       56,400
          19,770 Aspect Communications Corp.*.............       95,094
           4,800 AT&T Latin America Corp., Class A Shares*       13,056
           7,430 Audiovox Corp., Class A Shares*..........       65,013
          62,100 Auspex Systems, Inc.*....................      301,806
           1,310 Boston Communications Group*.............       22,336
          10,970 C-COR.net Corp.*.........................       92,367
           6,360 CT Communications, Inc...................      111,046
          16,096 Cable Design Technologies Corp.*.........      221,320
           1,300 Centennial Communications Corp.*.........       15,184
           4,020 Choice One Communications, Inc.*(a)......       18,331
           1,300 Commscope, Inc.*.........................       27,430
          11,400 Copper Mountain Networks*................       17,214
          17,900 CoSine Communications, Inc.*.............       17,005
          12,650 Crossroads Systems, Inc.*................       34,155
          12,020 DMC Stratex Networks, Inc.*..............      114,430
          10,020 Ditech Communications, Corp.*............       64,228
           4,170 Dobson Communications, Corp.*............       61,508
           1,487 General Communication, Class A Shares*...       16,074
           6,290 Golden Telecom, Inc.*....................       63,529
           7,980 Harmonic, Inc.*..........................      119,700
          12,910 IDT Corp.*...............................      156,857
           9,180 ITC Deltacom, Inc.*(a)...................       14,780
           5,260 Ixia*....................................       54,651
             200 Illuminet Holdings, Inc.*................        6,640
           9,100 Impsat Fiber Networks, Inc.*.............        3,276
           7,700 Lightpath Technologies, Inc.*............       28,413
           3,000 Luminent, Inc.*(a).......................        6,030
           1,960 Mastec, Inc.*............................       19,698
           2,500 Metricom, Inc.*(a).......................        4,550
           4,900 NEON Communications, Inc.*(a)............       18,865
           8,460 Network Equipment Technologies, Inc.*....       33,840


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Small Capitalization Value Equity Investments
        -----------------------------------------------------------------

        Shares                  Security                      Value
        -----------------------------------------------------------------

        Telecommunications -- 0.7% (continued)
          8,300 Network Plus Corp.*...................... $       18,094
          7,180 NMS Communciations Corp.*................         20,248
          4,900 North Pittsburgh Systems, Inc............         69,286
         10,500 Novatel Wireless, Inc.*..................          3,780
          4,660 NTELOS, Inc.*............................         77,449
            450 Nucentrix Broadband Networks, Inc.*(a)...          4,073
            910 Optical Communication Products, Inc.*....          3,567
          1,900 Peco II, Inc.*...........................         10,564
          3,600 Picturetel Corp.*........................         17,748
          1,400 Proxim, Inc.*............................         15,862
          9,000 RCN Corp.*(a)............................         30,690
         17,370 Remec, Inc.*.............................        170,052
          5,300 Sorrento Networks Corp.*(a)..............         22,684
          4,370 Spectrian Corp.*.........................         68,085
         14,260 Spectrasite Holdings, Inc.*..............         39,358
            500 Stanford Microdevices, Inc.*.............          3,610
          3,200 Sunrise Telecom, Inc.*...................         19,040
          5,078 Superior Telecom, Inc.*..................          9,902
         25,700 Terayon Communications Systems*..........        107,169
          7,000 Turnstone Systems, Inc.*.................         25,200
          2,100 UAXS Global Holdings, Inc.*..............          3,150
          5,520 US Unwired, Inc. Class A Shares*.........         61,879
          3,500 Ubiquitel, Inc.*.........................         34,300
          2,860 WJ Communications Inc.*..................          9,436
            164 WorldCom, Inc. -- MCI Group..............          2,114
                                                          --------------
                                                               4,509,500
                                                          --------------

        Textiles -- 0.1%
          8,000 G&K Services, Inc., Class A Shares.......        223,600
          4,810 Quaker Fabric Corp.*.....................         39,345
          4,386 Springs Industries, Inc., Class A Shares.        201,274
          2,640 UniFirst Corp............................         43,956
          2,000 WestPoint Stevens Inc....................          4,620
                                                          --------------
                                                                 512,795
                                                          --------------

        Toys and Hobbies -- 0.0%
          2,760 Action Performance Cos, Inc.*............         76,314
          7,010 Jakks Pacific, Inc.*.....................        123,026
                                                          --------------
                                                                 199,340
                                                          --------------

        Transportation -- 2.7%
         18,800 Airborne, Inc.+..........................        254,928
         15,910 Alexander & Baldwin, Inc.+...............        417,638
          6,650 Arkansas Best Corp.*.....................        176,691
          7,531 Arnold Industries, Inc...................        161,465
          4,920 Atlas Air Worldwide Holdings, Inc.*......         68,093
          6,920 Consolidated Freightways Corp.*..........         38,268
        488,350 Covenant Transport, Inc., Class A Shares*      7,374,085
          8,200 Florida East Coast Industries............        231,650
          2,985 Heartland Express, Inc.*.................         80,894
          5,900 J.B. Hunt Transport Services, Inc.*......        136,939
         22,760 Kansas City Southern Industries, Inc.*...        295,880
          7,265 Kirby Corp.*.............................        177,266


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   Small Capitalization Value Equity Investments
   ---------------------------------------------------------------------------

     Shares                        Security                         Value
   ---------------------------------------------------------------------------

   Transportation -- 2.7% (continued)
         3,988 Offshore Logistics, Inc.*........................ $     75,373
        10,684 Overseas Shipholding Group, Inc..................      291,246
         4,558 Roadway Corp.....................................      130,951
       102,000 Sea Containers Ltd., Class A Shares..............    1,642,200
         8,391 Swift Transportation Co., Inc.*..................      181,162
        70,283 USFreightways Corp...............................    2,558,301
        10,936 Werner Enterprises, Inc..........................      244,966
        16,120 Wisconsin Central Transport Corp.*+..............      274,200
         9,422 Yellow Corp.*....................................      250,719
        60,600 Teekay Shipping Corp.............................    2,175,540
                                                                 ------------
                                                                   17,238,455
                                                                 ------------

   Trucking and Leasing -- 0.1%
         5,509 AMERCO*..........................................      110,455
         5,398 Interpool, Inc...................................       93,925
        20,590 Ryder System, Inc................................      465,128
         4,111 XTRA Corp.*......................................      225,941
                                                                 ------------
                                                                      895,449
                                                                 ------------

   Water -- 0.1%
         3,850 American States Water Co.........................      145,722
         5,478 California Water Service Group...................      142,428
        11,891 Philadelphia Suburban Corp.......................      328,199
           750 SJW Corp.........................................       64,425
                                                                 ------------
                                                                      680,774
                                                                 ------------
               TOTAL COMMON STOCK
               (Cost -- $554,930,056)...........................  605,494,049
                                                                 ------------

      Face
     Amount
   ------------
   U.S. TREASURY OBLIGATIONS -- 0.1%
   $   500,000 U.S. Treasury Bills, 3.59% due 9/6/01+ (Cost --
                $499,753).......................................      499,753
                                                                 ------------
   REPURCHASE AGREEMENTS -- 6.8%
    21,640,000 Morgan Stanley Dean Witter & Co., 3.630% due
                9/4/01; Proceeds at maturity -- $21,648,728;
                (Fully collateralized by U.S. Treasury Notes,
                6.375% due 4/30/02 to 8/15/02; Market Value --
                $22,181,067)....................................   21,640,000
    22,486,000 J.P. Morgan Chase & Co., 3.630% due 9/4/01;
                Proceeds at maturity -- $22,495,069; (Fully
                collateralized by U.S. Treasury Notes, Bonds &
                Strips, 0.000% to 11.250% due 1/15/09 to
                8/15/28; Market value -- $23,302,943)...........   22,486,000
                                                                 ------------
               TOTAL REPURCHASE AGREEMENTS
               (Cost -- $44,126,000)............................   44,126,000
                                                                 ------------
               TOTAL INVESTMENTS -- 100%
               (Cost -- $599,555,809**)......................... $650,119,802
                                                                 ============

--------
 * Non-income producing security.
(a)All or a portion of this security is on loan (See Note 12).
 + All or a portion of this security is segregated for future contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Growth Investments
      ---------------------------------------------------------------------

      Shares                    Security                        Value
      ---------------------------------------------------------------------
      COMMON STOCK -- 93.5%

      Advertising -- 0.5%
      15,700 Advo Inc...................................... $      571,480
      12,100 APAC Customer Services Inc....................         35,090
      79,100 Getty Images Inc..............................      1,267,182
         300 Grey Global Group Inc.*.......................        188,100
       6,500 Key3Media Group, Inc..........................         51,675
      47,719 R.H. Donnelley Corp...........................      1,431,570
       8,800 Valuevision International Inc., Class A Shares        159,456
      21,100 Ventiv Health, Inc............................        220,495
                                                            --------------
                                                                 3,925,048
                                                            --------------

      Aerospace and Defense -- 0.2%
       3,250 Alliant Techsystems, Inc......................        338,163
       9,400 BE Aerospace, Inc.............................        163,560
       3,900 DRS Technologies, Inc.........................         98,865
       2,800 EDO Corp.*....................................         53,760
       2,400 Engineered Support Systems, Inc.*.............         79,224
       2,400 Innovative Solutions and Support, Inc.........         21,960
      12,700 Teledyne Technologies Inc.....................        195,961
      21,500 Titan Corp....................................        398,825
       1,700 Triumph Group, Inc............................         80,410
                                                            --------------
                                                                 1,430,728
                                                            --------------

      Agriculture -- 0.1%
      15,000 Cadiz, Inc....................................        132,900
       7,900 Delta & Pine Land Co.*........................        159,580
       3,100 Tejon Ranch Co................................         80,755
       2,400 Universal Corp., VA*..........................        101,832
       1,865 Vector Group Ltd.*+...........................         83,850
                                                            --------------
                                                                   558,917
                                                            --------------

      Airlines -- 0.2%
      18,400 Airtran Holdings, Inc.........................        120,152
      16,100 Atlantic Coast Airlines Holdings, Inc.........        407,330
      35,650 Frontier Airlines, Inc........................        444,912
       9,500 Mesa Air Group, Inc...........................        139,840
                                                            --------------
                                                                 1,112,234
                                                            --------------

      Apparel -- 0.1%
       7,200 Gymboree Corp.................................         56,160
       1,400 Nautica Enterprises, Inc......................         19,670
       4,100 Oshkosh B'gosh Inc., Class A Shares*..........        126,977
       8,193 Quiksilver Inc................................        188,603
       6,900 Skechers U.S.A., Inc., Class A Shares.........        144,555
       3,900 Steven Madden, Ltd............................         57,564
       6,100 Vans, Inc.....................................         97,234
                                                            --------------
                                                                   690,763
                                                            --------------

      Auto Manufacturers -- 0.0%
         550 Oshkosh Truck Corp.*..........................         20,488
                                                            --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       Small Capitalization Growth Investments
       ------------------------------------------------------------------

       Shares                   Security                      Value
       ------------------------------------------------------------------

       Auto Parts and Equipment -- 0.1%
         3,500 Collins & Aikman Corp..................... $       21,175
         2,900 IMPCO Technologies, Inc...................         42,949
         3,200 Superior Industries International, Inc.*..        122,720
        38,200 Tower Automotive Inc......................        489,724
                                                          --------------
                                                                 676,568
                                                          --------------

       Banking -- 3.0%
         7,400 Arrow Financial Corp.*....................        197,950
        36,500 Boston Private Financial Holdings, Inc.*..        781,100
         1,100 Cathay Bancorp Inc.*......................         62,469
         2,500 CCBT Financial Cos. Inc.*.................         68,750
         7,629 CVB Financial Corp.*......................        160,209
         5,355 Centennial Bancorp*.......................         43,643
         2,400 Central Coast Bancorp.....................         49,776
         6,100 Chittenden Corp.*.........................        202,520
         1,950 CoBiz Inc.*...............................         26,364
           900 Community Banks, Inc.*....................         21,960
         2,200 Community First Bankshares, Inc.*.........         53,570
       109,210 East-West Bancorp Inc.*...................      2,578,448
         3,300 Financial Institutions, Inc.*.............         83,061
        15,724 First Bancorp of Puerto Rico*.............        437,913
         5,300 First Busey Corp.*........................        106,000
         4,700 First Community Bancshares, Inc.*.........        150,870
         2,300 First Midwest Bancorp Inc.*...............         77,142
        11,600 First Republic Bank.......................        269,120
         4,290 Frontier Financial Corp.*.................        117,932
         1,400 Great Southern Bancorp, Inc.*.............         39,480
       164,600 Greater Bay Bancorp*+.....................      4,368,484
         1,200 Harleysville National Corp.*..............         28,272
        19,500 Hudson United Bancorp*....................        525,525
         2,300 Independent Bank Corp. of Massachusetts*..         60,672
           625 International Bancshares Corp.*...........         23,875
        15,700 Lakeland Bancorp, Inc.*...................        233,773
         1,400 Main Street Banks, Inc.*..................         25,130
         2,200 Midwest Banc Holdings, Inc.*..............         44,154
         1,210 Mississippi Valley Bancshares*............         44,044
           600 NBC Capital Corp.*........................         17,250
         1,314 National Penn Bancshares Inc.*............         29,894
         1,666 Oriental Financial Group*.................         32,487
         6,854 Pacific Capital Bancorp*..................        205,277
         4,130 Park National Corp.*......................        384,090
        21,400 Prosperity Bancshares, Inc................        562,820
         2,290 R & G Financial Corp., Class B Shares*....         39,594
         1,800 S & T Bancorp Inc.*.......................         42,894
         2,000 S.Y. Bancorp, Inc.*.......................         67,200
           600 SJNB Financial Corp.*.....................         28,200
         2,100 Sandy Spring Bancorp, Inc.*...............         73,710
       143,032 Southwest Bancorp of Texas................      4,582,745
         4,350 Sterling Bancshares, Inc. of Texas*.......         95,744
         1,200 Sterling Bancorp of New York*.............         35,940
         1,100 Suffolk Bancorp*..........................         51,755
         5,090 Texas Regional Bancshares, Class A Shares*        189,399
        24,831 Trustco Bank Corp. of New York*...........        340,185


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Small Capitalization Growth Investments
     ----------------------------------------------------------------------

     Shares                     Security                        Value
     ----------------------------------------------------------------------

     Banking -- 3.0% (continued)
     162,700 UCBH Holdings, Inc.*.......................... $    4,443,337
       1,700 UNB Corp. of Ohio*............................         31,501
       7,368 United Bankshares, Inc.*......................        205,567
       1,565 United National Bancorp*......................         36,386
       4,800 Washington Trust Bancorp, Inc.*...............         98,160
       6,900 WestAmerica Bancorp*..........................        269,652
       1,600 Wintrust Financial Corp.*.....................         50,400
                                                            --------------
                                                                22,796,393
                                                            --------------

     Beverages -- 0.1%
         400 Coca Cola Bottling Co.*.......................         16,140
       4,200 Constellation Brands, Inc., Class A Shares....        177,870
      17,948 Robert Mondavi Co., Class A Shares............        758,303
                                                            --------------
                                                                   952,313
                                                            --------------

     Biotechnology -- 4.1%
       7,100 Acacia Research Corp..........................         82,786
      13,800 Aclara Biosciences Inc........................         85,422
      26,700 Advanced Tissue Sciences, Inc.................        134,835
       6,100 Aksys, Ltd....................................         36,600
      64,800 Alexion Pharmaceuticals, Inc..................      1,221,480
       6,300 Aphton Corp...................................         83,538
      21,400 Applera Corp. --  Celera Genomics Group.......        568,170
       5,700 Applied Molecular Evolution...................         56,829
      69,200 Arena Pharmaceuticals, Inc....................        982,640
      10,800 ARIAD Pharmaceuticals, Inc....................         40,284
      26,000 ArQule Inc....................................        316,680
      24,700 AVANT Immunotherapeutics, Inc.................         87,191
       8,300 Avigen, Inc...................................        122,591
       5,700 Bio-Rad Laboratories, Inc., Class A Shares....        317,775
     168,900 Bio-Technology General Corp...................      1,604,550
       6,700 Cambrex Corp.*................................        299,959
      60,900 Charles River Laboratories International, Inc.      2,174,130
       1,100 Collateral Therapeutics, Inc..................          7,755
       6,350 CryoLife, Inc.................................        227,139
      12,300 Curis Inc.....................................         74,415
      39,700 CuraGen Corp..................................        809,483
      34,300 CYTOGEN Corp..................................        121,765
      11,400 deCODE Genetics, Inc..........................         81,510
         500 Deltagen, Inc.................................          3,430
       4,500 Digene Corp...................................        132,795
      61,500 Diversa Corp..................................        747,225
       6,700 EntreMed Inc.+................................         79,462
       8,922 Enzo Biochem, Inc.+...........................        231,883
      59,600 Exelixis, Inc.+...............................      1,000,088
      33,600 Genaissance Pharmaceuticals, Inc..............        187,824
     311,200 Gene Logic Inc................................      5,430,440
       3,500 Genencor International Inc....................         42,700
      45,900 Genome Therapeutics Corp......................        351,135
       9,900 Genzyme Transgenics Corp......................         46,332
       8,400 Geron Corp....................................        134,484
       3,000 Harvard Bioscience, Inc.......................         42,600
       6,700 Illumina, Inc.................................         58,893


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Small Capitalization Growth Investments
           -----------------------------------------------------------

           Shares               Security                   Value
           -----------------------------------------------------------

           Biotechnology -- 4.1% (continued)
           15,400 Immunomedics, Inc................... $      225,302
           57,500 Incyte Genomics, Inc................      1,016,600
            2,900 Integra LifeSciences Holdings.......         78,329
           36,300 InterMune Inc.+.....................      1,433,487
           78,100 Invitrogen Corp.+...................      5,313,143
            5,700 Keryx Biopharmaceuticals, Inc.......         43,377
            6,100 Kosan Biosciences, Inc..............         48,251
            5,000 Large Scale Biology Corp............         18,700
           31,800 Lexicon Genetics Inc................        290,970
           92,800 Lynx Therapeutics, Inc.+............        548,448
            6,300 Martek Biosciences Corp.............        123,480
           12,100 Maxygen Inc.........................        181,379
            9,300 Myriad Genetics, Inc................        405,480
            5,600 Nanogen, Inc........................         34,160
            4,600 Neose Technologies, Inc.............        196,190
            3,800 Northfield Laboratories Inc.+.......         62,700
            5,700 Novavax, Inc........................         75,525
           17,600 Orchid Biosciences, Inc.............         70,400
           11,988 Organogenesis Inc...................         91,109
            6,800 Paradigm Genetics, Inc..............         43,724
           42,800 Peregrine Pharmaceuticals Inc.......         65,484
           10,400 Regeneron Pharmaceuticals, Inc.+....        313,248
            5,100 Regeneration Technologies, Inc......         57,579
            4,600 Ribozyme Pharmaceuticals, Inc.......         35,328
            4,400 Sangamo Biosciences, Inc............         44,000
            2,700 Seattle Genetics, Inc. of Washington         15,444
           79,800 Sequenom Inc........................        682,290
           19,700 Serologicals Corp...................        375,281
           16,900 Targeted Genetics Corp..............         52,390
            5,700 Telik, Inc..........................         57,285
           19,300 Texas Biotechnology Corp............        144,750
           41,500 Transgenomic, Inc...................        413,340
            9,300 Transkaryotic Therapies, Inc........        284,115
            8,400 Vical Inc...........................         97,440
                                                       --------------
                                                           30,965,546
                                                       --------------

           Building Materials -- 0.3%
              800 Apogee Enterprises, Inc.*...........          8,072
           16,800 Dal-Tile International Inc..........        290,640
              518 Elcor Corp.*........................         10,308
            2,500 Florida Rock Industries, Inc.*......        128,250
           38,800 Genlyte Group Inc...................      1,202,800
            1,500 LSI Industries Inc.*................         37,650
            2,869 Simpson Manufacturing Co., Inc......        171,710
            2,400 Trex Co.+...........................         50,856
                                                       --------------
                                                            1,900,286
                                                       --------------

           Chemicals -- 0.2%
            3,750 Ferro Corp.*........................         85,875
            5,800 Georgia Gulf Corp.*.................         96,396
              900 MacDermid, Inc.*....................         14,859
           36,400 NL Industries Inc.*.................        587,860


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   Small Capitalization Growth Investments
   --------------------------------------------------------------------------

   Shares                       Security                          Value
   --------------------------------------------------------------------------

   Chemicals -- 0.2% (continued)
     9,460 Olin Corp.*....................................... $      156,658
     4,500 RPM, Inc.*........................................         49,590
       500 Spartech Corp.*...................................         11,400
    10,600 Symyx Technologies Inc............................        188,680
     3,240 Uniroyal Technology Corp..........................         18,727
                                                              --------------
                                                                   1,210,045
                                                              --------------

   Coal -- 0.2%
    98,200 Arch Coal, Inc.*..................................      1,787,240
                                                              --------------

   Commercial Services -- 5.0%
     3,400 aaiPharma Inc.....................................         65,110
     3,170 ABM Industries, Inc.*.............................        109,524
     1,600 ANC Rental Corp...................................          6,480
    13,300 Actrade Financial Technologies, Ltd.+.............        304,703
    26,100 Administaff, Inc..................................        882,180
    82,800 Albany Molecular Research, Inc....................      2,154,456
     1,200 Bacou USA, Inc....................................         34,176
     4,500 Bright Horizons Family Solutions, Inc.............        119,250
   127,300 Career Education Corp.(a).........................      7,352,848
       850 Central Parking Corp.*+...........................         17,340
    13,200 Clark/Bardes, Inc.................................        324,588
     8,300 Coinstar, Inc.....................................        195,050
     3,200 Corinthian Colleges, Inc..........................        125,920
    74,300 The Corporate Executive Board Co..................      2,581,925
     1,390 Corvel Corp.......................................         54,778
   139,800 Costar Group Inc..................................      3,496,398
       600 CPI Corp.*........................................         11,394
   104,200 DeVry, Inc........................................      3,420,886
     5,400 DiamondCluster International, Inc., Class A Shares         58,320
    10,000 Edison Schools Inc.+..............................        184,000
    20,535 Education Management Corp.........................        781,767
    22,500 Electro Rent Corp.................................        342,000
    26,100 Exult Inc.........................................        365,400
    29,400 F.Y.I. Inc........................................      1,131,900
    17,600 FTI Consulting, Inc...............................        440,880
     2,600 First Consulting Group, Inc.......................         24,050
    90,900 Forrester Research, Inc...........................      1,796,184
    71,300 Gartner Group, Inc., Class A Shares...............        709,435
     7,700 Heidrick & Struggles International, Inc...........        133,595
    22,900 Hooper Holmes Inc.*...............................        137,400
       600 ICT Group, Inc....................................          7,524
    19,600 ITT Educational Services, Inc.....................        653,464
    17,300 Kendle International Inc..........................        352,228
    15,400 Korn/Ferry International..........................        200,662
     3,100 Landauer, Inc.*...................................         94,550
     4,700 Learning Tree International, Inc..................        112,236
     3,400 The Management Network Group, Inc.................         20,400
    19,600 MAXIMUS, Inc.+....................................        840,644
     2,700 McGrath Rent Corp.*...............................         67,473
     4,200 Medquist Inc......................................        108,150
    22,100 Memberworks Inc...................................        551,837
    21,100 Midas, Inc.*......................................        295,400


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Small Capitalization Growth Investments
     ----------------------------------------------------------------------

     Shares                     Security                        Value
     ----------------------------------------------------------------------

     Commercial Services -- 5.0% (continued)
       7,840 Modis Professional Services, Inc.............. $       48,687
      93,400 NCO Group, Inc................................      1,914,700
       2,500 National Processing, Inc......................         82,375
       1,800 New Horizons Worldwide, Inc...................         24,066
       8,500 On Assignment, Inc............................        164,475
      16,500 Plexus Corp.+.................................        574,530
      24,200 Prepaid Legal Services, Inc.+.................        539,176
       6,300 Professional Detailing, Inc...................        189,126
       5,137 The Profit Recovery Group, International, Inc.         73,716
      19,000 Rent-A-Center, Inc.+..........................        513,000
       1,390 Rent-Way, Inc.................................         10,425
       2,300 Resources Connection, Inc.....................         50,600
      11,700 Right Management Consultants, Inc.............        257,283
       6,262 Rollins Inc.*.................................        126,993
       8,200 Sotheby's Holding, Inc., Class A Shares.......        130,380
       3,400 Startek Inc...................................         78,880
       2,500 Strayer Education Inc.*.......................        121,250
      18,900 Sylvan Learning Systems, Inc..................        478,926
     180,400 Teletech Holdings Inc.........................      1,477,476
         700 Wackenhut Corp., Class A Shares...............         11,970
       1,900 Wackenhut Corrections Corp....................         25,175
       2,300 Watson Wyatt & Co. Holdings...................         54,280
       6,300 Wireless Facilities, Inc.+....................         52,289
                                                            --------------
                                                                37,666,283
                                                            --------------

     Computers -- 2.4%
      22,800 3D Systems Corp...............................        342,000
      42,700 Advanced Digital Information Corp.............        526,918
      29,200 Ansoft Corp...................................        386,900
      48,175 Avant! Corp...................................        284,233
      18,100 CACI International Inc, Class A Shares........        718,389
      35,600 Carreker Corp.................................        297,260
      23,900 Catapult Communications Corp..................        433,785
       9,300 Cognizant Technology Solutions, Corp..........        393,297
      24,300 Concurrent Computer Corp......................        267,300
       6,600 Constellation 3D, Inc.+.......................          6,600
       5,400 Convansys Corp................................         69,390
     135,400 Digimarc Corp.................................      1,841,440
       9,500 Echelon Corp.+................................        156,180
      26,200 Electronics for Imaging, Inc..................        536,052
       8,900 EpicEdge, Inc.+...............................              0
       8,500 Factset Research Systems Inc.*................        215,475
       5,700 FalconStor Software, Inc......................         54,150
       9,800 Handspring, Inc...............................         28,420
      88,900 InFocus Corp..................................      1,625,092
       3,600 Integral Systems, Inc.........................         63,000
      17,370 Intergraph Corp...............................        179,258
      54,300 Intervoice--Brite, Inc........................        614,133
      51,400 Iomega Corp...................................         70,418
       9,425 Kronos Inc....................................        459,940
       1,700 MCSi, Inc.+...................................         22,168
       6,200 Manhattan Associates, Inc.....................        140,430
      21,900 Mercury Computer Systems, Inc.................        595,680


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   Small Capitalization Growth Investments
   ---------------------------------------------------------------------------

   Shares                       Security                           Value
   ---------------------------------------------------------------------------

   Computers -- 2.4% (continued)
     2,500 Micros Systems Inc................................. $       71,000
     3,600 MTI Technology Corp................................          4,464
    76,900 NYFIX, Inc.........................................      1,215,789
     3,600 netGuru, Inc.......................................          9,720
     8,400 NetScout Systems, Inc..............................         31,248
     6,000 Novadigm, Inc......................................         59,940
    11,200 Nuance Communications Inc..........................        116,928
     5,500 Numerical Technologies, Inc........................        156,475
    18,100 PEC Solutions, Inc.................................        325,800
    56,200 Perot Systems Corp., Class A Shares................        809,280
    53,700 Pomeroy Computer Resources Inc.....................        746,430
     6,500 Radiant Systems Inc................................         62,140
     6,250 Radisys Corp.......................................        103,875
    49,500 Read-Rite Corp.....................................        232,650
   217,000 Silicon Storage Technology, Inc....................      1,894,410
     1,400 Simplex Solutions, Inc.............................         36,610
   151,600 StorageNetworks, Inc...............................        841,380
    54,700 Sykes Enterprises, Inc.............................        506,522
    26,100 Synplicity, Inc....................................        181,395
     2,700 Syntel, Inc........................................         29,592
     4,460 Systems & Computer Tech Corp.......................         59,452
     3,200 TALX Corp.*........................................         98,880
     2,000 Tanning Technology Corp............................          8,280
     6,450 Technology Solutions Co............................         12,255
     2,700 Virage Logic Corp..................................         32,103
    26,100 Wave Systems Corp., Class A Shares.................         62,640
    51,800 Western Digital Corp...............................        164,724
    19,700 Xybernaut Corp.+...................................         56,933
                                                               --------------
                                                                   18,258,823
                                                               --------------

   Cosmetics/Personal Care -- 0.0%
     3,700 Elizabeth Arden, Inc...............................         51,985
     1,900 Revlon Inc., Class A Shares+.......................         15,485
                                                               --------------
                                                                       67,470
                                                               --------------

   Distribution/Wholesale -- 0.4%
    18,800 Advanced Marketing Services, Inc.*.................        304,560
     6,474 Brightpoint, Inc...................................         23,242
     9,600 Owens & Minor, Inc.*...............................        194,880
    12,750 SCP Pool Corp......................................        483,480
    15,000 Scansource Inc.....................................        826,950
    14,600 United Stationers Inc..............................        460,046
    53,800 Watsco, Inc.*......................................        760,732
     8,600 Wesco International, Inc...........................         66,650
                                                               --------------
                                                                    3,120,540
                                                               --------------

   Diversified Financial Services -- 1.0%
     8,200 Affiliated Managers Group..........................        581,380
    46,600 Compucredit Corp.+.................................        467,398
    15,000 Doral Financial Corp.*.............................        494,400
     3,200 Federal Agrucultural Mortgage Corp., Class C Shares        110,432
     8,800 Financial Federal Corp.............................        242,440
     2,600 Gabelli Asset Management Inc., Class A Shares......        110,240


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Small Capitalization Growth Investments
         ---------------------------------------------------------------

         Shares                 Security                     Value
         ---------------------------------------------------------------

         Diversified Financial Services -- 1.0% (continued)
          86,700 Heller Financial, Inc., Class A Shares* $    4,617,642
          35,700 MicroFinancial Inc.*...................        479,094
           1,900 Raymond James Financial Corp.*.........         53,808
           1,400 Student Loan Corp.*....................        105,840
           3,400 WFS Financial Inc......................         81,124
          33,800 World Acceptance Corp..................        304,200
                                                         --------------
                                                              7,647,998
                                                         --------------

         Electric -- 0.3%
         133,360 Covanta Energy Corp....................      2,133,760
          15,000 The Montana Power Co.*.................        105,750
             600 NewPower Holdings, Inc.................          2,400
           3,300 Otter Tail Power Co.*..................         93,555
                                                         --------------
                                                              2,335,465
                                                         --------------

         Electrical Computer and Equipment -- 1.5%
           6,900 Active Power, Inc......................         38,364
           7,600 Advanced Energy Industries, Inc........        175,940
           7,900 American Superconductor Corp...........        102,700
          13,200 Ametek Inc.*...........................        402,732
           6,274 Artesyn Technologies Inc...............         56,780
           7,200 Beacon Power Corp......................         21,600
           1,000 Belden Inc.*...........................         22,950
          10,140 C&D Technology Inc.*...................        222,573
          19,700 Energy Conversion Devices, Inc.........        372,921
          33,360 General Cable Corp.*...................        505,070
           4,590 Intermagnetics General Corp............        138,572
           4,970 Littelfuse, Inc........................        134,190
           4,400 Medis Technologies Ltd.+...............         21,516
          15,300 Powell Industries, Inc.................        411,417
         175,600 Power-One, Inc.........................      1,915,796
           8,100 Proton Energy Systems, Inc.............         47,790
           8,430 Rayovac Corp...........................        144,153
           4,000 Research Frontiers Inc.+...............         78,000
           4,300 Satcon Technology Corp.................         28,380
           1,000 SLI, Inc.*.............................          4,650
          25,300 Universal Display Corp.+...............        304,865
          12,300 Valence Technology Inc.................         50,922
           9,300 Vicor Corp.............................        189,348
         230,900 Wilson Greatbatch Technologies, Inc....      5,980,310
                                                         --------------
                                                             11,371,539
                                                         --------------

         Electronics -- 2.5%
          74,340 ACT Manufacturing, Inc.+...............        777,596
           1,600 American Technical Ceramics Corp.......         14,720
             600 Analogic Corp.*........................         22,410
          22,700 BEI Technologies, Inc.*................        525,051
           3,500 Bel Fuse, Inc., Class B Shares*........         83,895
           3,790 Benchmark Electronics Inc..............         93,992
           5,180 Brady Corp., Class A Shares*...........        189,588
          18,700 Checkpoint Systems, Inc................        230,945
           1,500 Coherent, Inc..........................         53,100
           9,350 CTS Corp.*.............................        191,769


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          Small Capitalization Growth Investments
          ------------------------------------------------------------

          Shares                Security                   Value
          ------------------------------------------------------------

          Electronics -- 2.5% (continued)
           85,900 Cymer Inc........................... $    2,161,244
           17,300 DDI Corp............................        242,373
            5,300 Daktronics, Inc.....................         58,035
            5,700 Dionex Corp.........................        170,544
            9,800 DSP Group, Inc......................        245,000
            1,500 DuraSwitch Industries, Inc..........         17,925
           52,200 Electro Scientific Industries, Inc..      1,461,600
            3,600 Excel Technology, Inc...............         69,480
           37,500 FEI Co..............................      1,306,125
            4,000 FLIR Systems, Inc...................        112,800
           11,800 Fisher Scientific International Inc.        295,000
            4,600 II-VI Inc...........................         71,162
           12,300 Identix Inc.........................         54,120
           25,000 Itron, Inc..........................        500,750
           38,800 Keithley Instruments, Inc.*.........        772,508
           37,800 LeCroy Corp.........................        850,122
            6,700 Manufacturers' Services Ltd.........         33,500
           39,200 Measurement Specialties, Inc........        597,800
            8,400 Mechanical Technology, Inc..........         41,496
            4,400 Merix Corp..........................         84,744
            6,700 Molecular Devices Corp..............        152,023
           21,300 Packard BioScience Co...............        204,054
          131,200 Pemstar Inc.........................      1,699,040
            5,100 Photon Dynamics, Inc................        183,396
           15,900 Planar Systems Inc..................        421,350
            6,200 Rogers Corp.........................        182,590
           47,800 SBS Technologies, Inc...............        619,010
            7,100 Sensormatic Electronics Corp.+......        166,282
            1,500 Spectra-Physics Lasers, Inc.........         31,125
           46,100 Stoneridge Inc......................        407,985
            5,000 TTM Technologies, Inc...............         41,250
           10,400 Technitrol, Inc.*...................        264,992
            9,700 Trimble Navigation Ltd..............        160,050
           12,700 Varian, Inc.........................        377,063
           26,200 Viasystems Group, Inc...............         58,950
            1,100 Woodhead Industries, Inc.*..........         17,941
            3,500 Woodward Governor Co.*..............        251,825
            6,300 X-Rite, Inc.*.......................         54,243
          213,500 Zygo Corp...........................      2,337,825
                                                       --------------
                                                           18,960,388
                                                       --------------

          Energy - Alternate Sources -- 0.1%
           11,200 FuelCell Energy, Inc.+..............        161,280
            6,900 H Power Corp.+......................         22,908
           53,100 Headwaters Inc......................        525,159
            9,100 Syntroleum Corp.....................         46,592
                                                       --------------
                                                              755,939
                                                       --------------

          Engineering and Construction -- 0.6%
           50,850 Dycom Industries Inc................        736,817
           89,800 EMCOR Group, Inc....................      3,501,302


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Growth Investments
      ---------------------------------------------------------------------

      Shares                    Security                        Value
      ---------------------------------------------------------------------

      Engineering and Construction -- 0.6% (continued)
        4,930 Granite Construction Inc.*................... $      119,552
        9,400 Insituform Technologies, Inc., Class A Shares        271,754
                                                            --------------
                                                                 4,629,425
                                                            --------------

      Entertainment -- 1.2%
        2,000 Alliance Gaming Co...........................         39,420
       36,400 AMC Entertainment Inc........................        428,064
        3,500 Anchor Gaming................................        187,075
        7,400 Argosy Gaming Co.............................        220,002
          500 Dover Downs Entertainment, Inc.*.............          7,060
       11,200 Gtech Holdings Corp..........................        369,376
       48,300 International Speedway Corp., Class A Shares*      1,974,987
          100 Liberty Livewire Corp., Class A Shares.......          1,083
        5,000 Magna Entertainment Corp., Class A Shares....         40,000
        3,600 Penn National Gaming, Inc....................         65,880
        7,400 Scientific Games Corp., Class A Shares.......         31,376
      190,075 Shuffle Master, Inc..........................      3,193,260
      154,000 Six Flags, Inc...............................      2,561,020
        4,100 Speedway Motorsports, Inc....................        106,600
        1,950 Trendwest Resorts Inc.+......................         50,018
        4,300 Zomax Inc....................................         27,737
                                                            --------------
                                                                 9,302,958
                                                            --------------

      Environmental Control -- 1.2%
        3,100 Catalytica Energy Systems, Inc...............         24,645
       78,900 Stericycle Inc...............................      3,800,613
       14,100 TRC Cos., Inc................................        553,425
       15,357 Tetra Tech, Inc..............................        368,261
      142,100 Waste Connections Inc........................      4,586,988
                                                            --------------
                                                                 9,333,932
                                                            --------------

      Food -- 1.5%
       11,700 American Italian Pasta Co., Class A Shares...        537,030
       54,900 Del Monte Foods Co...........................        493,002
        5,200 Dreyer's Grand Ice Cream, Inc.*..............        155,584
      147,470 Fleming Cos. Inc.*+..........................      4,365,112
        1,500 Green Mountain Coffee, Inc...................         44,190
       95,120 Hain Celestial Group, Inc.+..................      2,136,395
        1,980 J.M. Smucker Co.*............................         55,400
       46,100 Performance Food Group Co....................      1,556,336
        3,000 Rica Foods, Inc..............................         12,900
        3,600 Sensient Technologies Corp.*.................         79,164
          920 Suiza Foods Corp.+...........................         53,342
       55,300 United National Foods, Inc...................        996,506
       27,700 Whole Foods Market Inc.......................        974,763
        1,350 Wild Oats Markets, Inc.......................         12,042
                                                            --------------
                                                                11,471,766
                                                            --------------

      Forest Products and Paper -- 0.0%
          862 Buckeye Technologies Inc.....................          9,870
                                                            --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   Small Capitalization Growth Investments
   --------------------------------------------------------------------------

   Shares                       Security                          Value
   --------------------------------------------------------------------------

   Gas -- 0.0%
     9,900 Southwestern Energy Co.*.......................... $      123,750
     2,200 UGI Corp.*........................................         61,600
                                                              --------------
                                                                     185,350
                                                              --------------

   Hand/Machine Tools -- 0.0%
     2,200 Baldor Electric Co.*..............................         47,652
     1,800 Franklin Electric Co. Inc.*.......................        130,752
     4,530 Lincoln Electric Holdings, Inc.*..................        101,925
                                                              --------------
                                                                     280,329
                                                              --------------

   Healthcare -- 6.8%
     6,300 Abiomed, Inc.+....................................        118,125
    64,500 Advanced Neuromodulation Systems, Inc.............      1,386,750
     3,200 American Healthways, Inc..........................        100,800
   222,100 American Medical Systems Holdings, Inc............      4,430,895
    20,300 AmeriPath, Inc....................................        674,569
     7,800 AmSurg Corp.......................................        179,634
    16,500 Apria Healthcare Group Inc........................        448,140
       600 Arrow International Inc.*.........................         22,086
   187,300 ArthroCare Corp.+.................................      5,600,270
     5,100 Aspect Medical Systems, Inc.......................         64,974
     9,100 ATS Medical, Inc..................................         87,542
    57,600 Biosite Diagnostics Inc...........................      1,524,672
     4,700 BriteSmile, Inc.+.................................         50,807
    18,300 Bruker Daltonics, Inc.+...........................        301,950
    12,100 CardioDynamics International Corp.................         74,657
     4,700 Cerus Corp........................................        252,954
     2,300 Closure Medical Corp..............................         48,070
    10,100 Columbia Laboratories, Inc........................         56,055
     6,200 Computerized Thermal Imaging, Inc.+...............         15,624
     3,000 Conceptus, Inc....................................         49,950
    30,010 Cooper Companies Inc.*............................      1,530,810
    19,000 Covance Inc.......................................        365,180
     8,100 Cyberonics, Inc...................................        141,750
     4,200 Datascope Corp.*..................................        176,442
     8,500 Diagnostic Products Corp.*........................        333,625
     6,600 Dianon Systems, Inc...............................        323,070
     2,000 Dynacq International, Inc.+.......................         30,300
    98,200 ESC Medical Systems Ltd...........................      2,843,872
     5,615 Edwards Lifesciences Corp.........................        147,618
     5,000 Endocare, Inc.....................................         90,000
     7,400 Gentiva Health Services, Inc......................        144,670
     4,100 Gliatech Inc.+....................................         15,990
     8,200 Haemonetics Corp..................................        294,052
   197,800 Health Management Associates, Inc., Class A Shares      3,946,110
     2,300 ICU Medical, Inc..................................         81,305
    13,179 IDEXX Laboratories Inc............................        318,800
     4,000 Igen International Inc.+..........................        111,880
    51,700 Imatron Inc.......................................         94,611
    20,200 Impath Inc........................................        868,600
     6,400 Inamed Corp.......................................        141,696
    13,000 Intuitive Surgical, Inc...........................        118,430


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Small Capitalization Growth Investments
           -----------------------------------------------------------

           Shares               Security                   Value
           -----------------------------------------------------------

           Healthcare -- 6.8% (continued)
             4,600 Invacare Corp.*.................... $      183,770
            10,500 Inverness Medical Technology, Inc..        394,800
             6,900 I-STAT Corp........................         48,300
            41,900 LifePoint Hospitals, Inc...........      1,792,901
             6,500 Luminex Corp.+.....................        125,775
            43,400 Magellan Health Services, Inc......        575,050
           176,600 Manor Care, Inc....................      4,967,758
             2,800 Med-Design Corp.+..................         66,360
             9,000 Mentor Corp.*......................        270,000
             4,300 Microvision, Inc...................         71,078
            60,300 Mid Atlantic Medical Services, Inc.      1,266,300
             3,400 National Healthcare Corp...........         59,670
             3,100 North American Scientific, Inc.....         44,361
             6,000 Novoste Corp.......................        109,500
            18,300 Ocular Sciences Inc................        388,875
             2,500 Option Care, Inc...................         37,750
            10,500 OraSure Technologies, Inc..........        136,605
           276,400 PSS World Medical, Inc.............      1,943,092
           105,600 PolyMedica Corp.+..................      1,335,840
             6,300 Possis Medical, Inc................         92,043
            12,850 Province Healthcare Co.............        471,595
             6,200 RehabCare Group, Inc...............        251,286
            18,925 Renal Care Group Inc...............        619,983
            12,159 Respironics Inc....................        407,448
               930 Rightchoice Managed Care, Inc......         42,957
               800 SRI/Surgical Express, Inc..........         31,240
           142,700 Select Medical Co..................      2,511,520
             2,000 SonoSite, Inc......................         52,640
             1,700 Specialty Laboratories, Inc........         53,720
            22,500 Steris Corp........................        486,900
            16,410 Sunrise Assisted Living, Inc.+.....        416,814
             5,500 SurModics, Inc.....................        256,300
            16,600 Techne Corp........................        526,054
            14,505 Thoratec Corp......................        290,390
             8,600 TriPath Imaging, Inc...............         43,000
            17,950 U.S. Physical Therapy, Inc.........        296,175
             3,200 UroCor, Inc........................         55,808
             4,100 Urologix, Inc......................         60,885
            20,200 VISX, Inc..........................        353,096
            28,200 Vasomedical, Inc...................        100,110
             5,000 Ventana Medical Systems, Inc.......        121,100
            13,300 VidaMed, Inc.......................         63,175
             2,500 Vital Signs, Inc.*.................         72,500
             1,500 Vysis, Inc.........................         35,745
           107,000 Wright Medical Group, Inc..........      1,815,790
             2,400 Zoll Medical Corp..................         82,464
                                                       --------------
                                                           51,035,858
                                                       --------------

           Holding Companies - Diversified -- 0.0%
           103,600 Terremark Woldwide, Inc............         80,808
            11,800 Walter Industries, Inc.*...........        134,520
                                                       --------------
                                                              215,328
                                                       --------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Growth Investments
      --------------------------------------------------------------------

      Shares                   Security                        Value
      --------------------------------------------------------------------

      Home Builders -- 0.3%
      28,300 KB Home*..................................... $      916,071
       6,400 Meritage Corp................................        316,800
      22,100 Monaco Coach Corp............................        647,530
       2,600 NVR, Inc.....................................        418,600
         820 Palm Harbor Homes, Inc.......................         20,049
                                                           --------------
                                                                2,319,050
                                                           --------------

      Home Furnishings -- 0.1%
       2,100 American Woodmark Corp.*.....................        101,220
       2,300 Harman International Industries, Inc.*.......         94,530
       3,600 ParkerVision Inc.+...........................         71,892
         900 Stanley Furniture Co., Inc...................         24,524
       6,000 Universal Electronics Inc....................         87,960
                                                           --------------
                                                                  380,126
                                                           --------------

      Household Products/Wares -- 0.2%
       2,100 Blyth, Inc.*.................................         45,780
      17,300 Central Garden & Pet Co......................        158,122
       7,890 Church & Dwight Co., Inc.*...................        214,923
      20,000 The Dial Corp.*..............................        337,000
       5,217 Fossil Inc...................................        107,001
       3,300 John H. Harland Co.*.........................         76,725
       9,100 The Scotts Co., Class A Shares...............        365,183
      12,100 Tupperware Corp.*............................        285,923
       6,600 Yankee Candle Co., Inc.+.....................        125,532
                                                           --------------
                                                                1,716,189
                                                           --------------

      Housewares -- 0.0%
       3,190 Libbey Inc.*.................................        121,539
         400 Oneida Ltd.*.................................          7,300
                                                           --------------
                                                                  128,839
                                                           --------------

      Insurance -- 0.3%
       8,100 Brown & Brown, Inc.*.........................        358,263
       5,500 Citizens, Inc................................         54,450
       3,000 Crawford & Co., Class B Shares*..............         39,150
      28,500 HealthExtras, Inc............................        173,850
       5,893 Hilb, Rogal & Hamilton Co.*..................        251,631
      54,500 Odyssey Re Holdings Corp.....................        912,875
         300 Philadelphia Consolidated Holding Corp.......          8,940
       3,300 Triad Guaranty Inc...........................        118,569
                                                           --------------
                                                                1,917,728
                                                           --------------

      Internet -- 6.0%
      21,900 1-800 Contacts, Inc..........................        282,729
       4,000 1-800-Flowers.COM, Inc.......................         51,200
      11,700 Agile Software Corp..........................        117,000
      14,800 Akamai Technologies, Inc.....................         62,308
      37,000 Alloy Online, Inc............................        592,000
       3,100 America Online Latin America, Class A Shares+         11,129
       7,700 Answerthink Inc..............................         69,993
      22,600 Art Technology Group, Inc....................         33,674
      34,100 AsiaInfo Holdings, Inc.......................        485,925


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


            Small Capitalization Growth Investments
            --------------------------------------------------------

            Shares              Security                 Value
            --------------------------------------------------------

            Internet -- 6.0% (continued)
             17,691 Avocent Corp.................... $      362,843
              3,900 Braun Consulting, Inc...........         28,275
              1,200 CacheFlow Inc...................          3,108
             73,300 Centillium Communications, Inc..        901,590
             48,300 Centra Software, Inc............        475,755
              5,000 Chordiant Software, Inc.........         14,200
              5,200 Clarent Corp....................         27,924
              5,800 Click Commerce, Inc.............         35,090
             86,800 Commerce One, Inc...............        282,968
              2,800 Corillian Corp..................          7,056
              9,400 Digex, Inc......................         56,024
             10,300 Digital Insight Corp............        175,821
             47,700 DigitalThink, Inc...............        581,940
              6,100 Digitas Inc.....................         25,864
             14,300 Docent, Inc.....................         70,785
             24,700 E.piphany, Inc..................        159,068
             18,400 Entrust, Inc....................         80,040
             39,500 Espeed, Inc., Class A Shares....        356,685
              3,500 Extensity, Inc..................         17,640
              7,300 F5 Networks, Inc................        115,486
             40,300 Freemarkets, Inc.+..............        582,738
             27,000 Genuity Inc., Class A Shares....         48,060
              2,115 GlobalSCAPE, Inc................              0
             31,000 GoTo.com, Inc...................        612,250
            151,700 HomeStore.com, Inc.+............      2,513,669
              6,100 HotJobs.com, Ltd................         58,438
             10,500 I-many, Inc.....................         57,225
              4,100 INT Media Group, Inc............         11,480
            163,800 IndyMac Bancorp, Inc............      4,319,406
            106,900 InfoSpace, Inc..................        132,556
             29,700 Inktomi Corp....................        117,612
             18,500 Interland, Inc..................         29,045
              3,800 Internap Network Services Corp..          3,800
             30,345 Kana Software, Inc..............         25,793
              5,400 Keynote Systems, Inc............         44,550
             72,600 Liberate Technologies, Inc......      1,039,632
              6,100 LookSmart, Ltd..................          3,965
                700 Loudcloud, Inc.+................          1,806
             23,800 Macromedia, Inc.................        331,534
            153,600 MatroixOne, Inc.................      1,645,056
              2,300 McAfee.com Corp.................         33,350
             12,800 Multex.com......................         40,576
            123,500 Net.B@nk, Inc...................      1,012,700
            108,950 Netegrity, Inc.+................      1,928,415
            225,900 Netopia, Inc....................      1,475,127
                  1 Network Commerce Inc............              0
             51,400 PC-Tel, Inc.....................        400,406
             29,300 Portal Software, Inc............         54,498
            444,100 Priceline.com Inc.+.............      2,451,432
             89,900 Primus Knowledge Solutions, Inc.        215,760
              1,900 ProQuest Co.....................         67,070
              2,600 QRS Corp........................         36,478
             79,900 Register.com, Inc...............        673,557


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       Small Capitalization Growth Investments
       -------------------------------------------------------------------

       Shares                   Security                       Value
       -------------------------------------------------------------------

       Internet -- 6.0% (continued)
        85,900 Retek Inc.+................................ $    2,403,482
       331,002 Riverstone Networks, Inc.+.................      3,137,899
        13,400 S1 Corp....................................        155,038
        30,400 Saba Software, Inc.........................        250,800
        31,600 Sapient Corp...............................        170,956
        59,200 Secure Computing Corp......................        885,040
        31,400 SeeBeyond Technology Corp..................        182,120
         7,800 SkillSoft Corp.............................        218,400
       127,600 SonicWALL, Inc.+...........................      2,387,396
        19,200 StarMedia Network, Inc.....................          6,144
       103,500 Stellent, Inc..............................      2,256,300
         7,600 Support.com, Inc...........................         27,740
        47,700 triZetto Group, Inc........................        540,441
        52,200 Verity, Inc................................        553,320
         5,500 Vitria Technology, Inc.....................         15,180
         4,760 WatchGuard Technologies, Inc...............         47,267
         3,200 WebEx Communications, Inc.+................         55,264
       363,800 Websense, Inc..............................      6,508,382
         7,900 webMethods, Inc.+..........................         95,037
           860 ZixIt Corp.+...............................          6,321
                                                           --------------
                                                               45,354,631
                                                           --------------

       Investment Companies -- 0.0%
         2,000 Ampal-American Israel Corp., Class A Shares          9,800
         2,250 Medallion Financial Corp.*.................         22,973
                                                           --------------
                                                                   32,773
                                                           --------------

       Iron/Steel -- 0.0%
         2,700 Steel Dynamics Inc.........................         36,045
                                                           --------------

       Leisure Time -- 0.3%
        18,500 Ambassadors International, Inc.*...........        448,440
         1,900 Arctic Cat Inc.*...........................         30,495
        27,800 Bally Total Fitness Holding Corp.+.........        706,954
        18,037 Direct Focus, Inc.+........................        505,036
         2,500 Pegasus Solutions Inc......................         32,500
         6,100 Polaris Industries Inc.*...................        307,135
        16,700 WMS Industries Inc.........................        355,376
                                                           --------------
                                                                2,385,936
                                                           --------------

       Lodging -- 0.1%
         1,300 Ameristar Casinos, Inc.....................         20,046
        12,650 Choice Hotels Corp, Inc....................        253,000
         4,200 Hollywood Casino Corp., Class A Shares.....         28,602
         6,600 MTR Gaming Group, Inc......................         72,336
        10,050 Station Casinos, Inc.+.....................        133,162
                                                           --------------
                                                                  507,146
                                                           --------------

       Machinery - Construction and Mining -- 0.0%
           600 Astec Industries Inc.......................         10,500
                                                           --------------

       Machinery - Diversified -- 0.6%
         7,400 AGCO Corp.*................................         86,950
         2,200 Briggs & Stratton Corp.*...................         83,380


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


  Small Capitalization Growth Investments
  -----------------------------------------------------------------------------

  Shares                        Security                            Value
  -----------------------------------------------------------------------------

  Machinery - Diversified -- 0.6% (continued)
    5,100 Brooks Automation, Inc............................... $      221,085
   13,000 Cognex Corp..........................................        359,840
    5,100 Flow International Corp..............................         57,069
   10,380 Flowserve Corp.......................................        258,981
      800 Grorman Rupp Co.*....................................         19,400
   12,287 Graco Inc.*..........................................        422,673
    1,850 IDEX Corp.*..........................................         66,230
    4,050 Lindsay Manufacturing Co.*...........................         76,545
    5,813 The Manitowoc Co., Inc.*.............................        166,528
    4,300 Nordson Corp.*.......................................        111,972
  243,500 Presstek, Inc........................................      1,948,000
    5,800 Stewart & Stevenson Services, Inc.*..................        159,268
    3,400 Tennant Co.*.........................................        130,220
    5,048 Wabtec Corp.*........................................         70,117
    9,500 Zebra Technologies Corp., Class A Shares.............        444,790
                                                                --------------
                                                                     4,683,048
                                                                --------------

  Manufacturers -- 0.6%
   14,700 AptarGroup Inc.*.....................................        526,113
    2,900 Carlisle Cos. Inc.*..................................        102,515
      700 CLARCOR Inc.*........................................         18,732
    9,700 Concord Camera Corp..................................         56,260
    3,500 CoorsTek, Inc........................................        113,680
    4,400 Cuno Inc.............................................        117,348
    9,300 Donaldson Co., Inc.*.................................        277,605
   49,700 ESCO Technologies Inc................................      1,341,900
   18,600 Federal Signal Corp.*................................        384,648
    1,740 Gentek, Inc.*........................................         11,223
    2,700 Lancaster Colony Corp.*..............................         87,750
    6,336 Matthews International Corp., Class A Shares*........        279,418
   28,800 Quixote Corp.*.......................................        763,200
   10,800 Roper Industries Inc.*...............................        442,800
      500 SPS Technologies, Inc................................         23,950
                                                                --------------
                                                                     4,547,142
                                                                --------------

  Media -- 4.0%
   30,800 4Kids Entertainment, Inc.............................        862,400
    6,000 Ackerley Group Inc.*.................................         81,060
   23,400 ACTV, Inc............................................         61,776
    3,100 Beasley Broadcast Group, Inc., Class A Shares........         40,145
  277,700 Crown Media Holdings, Inc., Class A Shares...........      4,468,193
   40,700 Cumulus Media Inc., Class A Shares...................        514,855
  345,700 Entravision Communications Corp., Class A Shares.....      4,193,341
    7,800 Information Holdings Inc.............................        167,934
  310,900 Insight Communications Co., Inc......................      7,085,411
   18,400 John Wiley & Sons, Inc., Class A Shares*.............        370,760
   17,500 Lee Enterprises, Inc.*...............................        578,200
    9,300 Liberty Digital, Inc., Class A Shares................         46,500
      900 LodgeNet Entertainment Corp..........................         19,431
    5,600 Lynch Interactive Corp...............................        364,000
    3,600 Martha Stewart Living Omnimedia, Inc., Class A Shares         66,456
  154,400 Mediacom Communications Corp.........................      2,668,032
  197,509 Paxson Communications Corp...........................      1,886,211


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    Small Capitalization Growth Investments
    -------------------------------------------------------------------------

    Shares                      Security                          Value
    -------------------------------------------------------------------------

    Media -- 4.0% (continued)
     12,000 Pegasus Communications Corp...................... $      138,000
      1,400 Playboy Enterprises, Inc., Class B Shares........         19,110
      7,100 Private Media Group, Inc.........................         63,190
      5,800 Regent Communications, Inc.......................         45,530
     37,375 Saga Communications Inc., Class A Shares.........        702,650
     49,400 Salem Communications Corp., Class A Shares.......      1,042,340
      7,100 Scholastic Corp..................................        276,403
    301,100 Sinclair Broadcast Group., Class A Shares........      2,980,890
     18,800 Sirius Satellite Radio Inc.......................        125,020
      7,900 Spanish Broadcasting System, Inc., Class A Shares         73,549
      5,370 TiVo Inc.+.......................................         31,200
     29,700 UnitedGlobal Communications Inc., Class A Shares+        138,699
        151 Value Line Inc.*.................................          6,644
      1,560 World Wrestling Federation Entertainment, Inc....         17,628
     52,000 Young Broadcasting Corp., Class A Shares.........      1,183,000
                                                              --------------
                                                                  30,318,558
                                                              --------------

    Metal Fabricate/Hardware -- 0.5%
        810 Kaydon Corp.*....................................         19,076
     19,900 Ladish Co., Inc..................................        297,903
    258,700 Maverick Tube Corp...............................      3,060,421
      1,000 Mueller Industries, Inc..........................         34,750
      4,100 NN, Inc.*........................................         37,310
      1,200 Penn Engineering & Manufacturing Corp.*..........         20,244
      7,100 ROHN Industries, Inc.............................         14,981
      1,622 Valmont Industries, Inc.*........................         28,466
                                                              --------------
                                                                   3,513,151
                                                              --------------

    Mining -- 0.2%
      4,500 Century Aluminum Co.*............................         75,510
     39,100 Stillwater Mining Co.............................      1,024,420
                                                              --------------
                                                                   1,099,930
                                                              --------------

    Office/Business Equipments -- 0.0%
     19,200 Global Imaging Systems, Inc......................        307,200
                                                              --------------

    Office Furnishings -- 0.0%
     24,900 CompX International Inc.*........................        301,290
                                                              --------------

    Oil and Gas Producers -- 3.5%
      3,730 Atwood Oceanics Inc..............................        115,928
      6,400 Berry Petroleum Co., Class A Shares*.............        101,760
     11,029 Cabot Oil & Gas Corp., Class A Shares*...........        246,609
      1,200 Callon Petroleum Co..............................          8,220
    412,233 Chesapeake Energy Corp...........................      2,456,909
     22,900 Chiles Offshore, Inc.............................        449,527
     54,000 Comstock Resources, Inc..........................        383,400
      6,700 Denbury Resources Inc............................         55,074
      6,100 Energy Partners, Ltd.............................         55,815
      6,800 Evergreen Resources Inc..........................        257,380
     79,300 Forest Oil Corp..................................      2,098,278
     33,500 Frontier Oil Corp.*..............................        572,850
     64,000 Grey Wolf Inc....................................        154,240
     70,100 Helmerich & Payne, Inc.*.........................      2,142,256


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          Small Capitalization Growth Investments
          ------------------------------------------------------------

          Shares                Security                   Value
          ------------------------------------------------------------

          Oil and Gas Producers -- 3.5% (continued)
           12,800 Holly Corp.*........................ $      270,720
            3,900 Houston Exploration Co..............        112,359
              982 Kerr-McGee Corp.....................         56,267
            5,500 Key Energy Services, Inc............         29,150
           51,600 Key Production Co., Inc.............        750,780
           11,400 Magnum Hunter Resources, Inc........         96,900
          155,600 Marine Drilling Co. Inc.............      2,007,240
           10,100 Meridian Resource Corp..............         56,560
            7,000 Patina Oil & Gas Corp.*.............        161,770
          205,800 Patterson-UTI Energy, Inc...........      2,891,490
            6,300 Penn Virginia Corp.*................        220,122
            9,200 Petorquest Energy...................         60,904
           25,213 Plains Resources Inc................        684,533
          108,200 Precision Drilling Corp.............      2,650,900
            4,050 Prima Energy Corp...................         96,066
            5,800 Pure Resources, Inc.................        109,330
           35,600 Quicksilver Resources Inc...........        498,400
           43,200 Remington Oil & Gas Corp............        645,408
            7,700 Spinnaker Exploration Co............        294,910
            6,500 St. Mary Land & Exploration Co.*....        124,800
            8,763 Stone Energy Corp...................        332,994
            6,100 Swift Energy Co.....................        141,581
           13,628 Tom Brown, Inc......................        324,346
           36,000 Unit Corp...........................        330,480
            8,960 Vintage Petroleum, Inc.*............        159,936
            6,300 WD-40 Co.*..........................        131,229
            9,892 Westport Resources Corp.............        180,529
            1,900 Clayton Williams Energy, Inc........         22,287
          273,000 XTO Energy, Inc.*...................      3,849,300
                                                       --------------
                                                           26,389,537
                                                       --------------

          Oil and Gas Services -- 3.1%
           13,000 Cal Dive International, Inc.........        227,500
            3,200 Carbo Ceramics Inc.*................         91,360
            2,500 Drill-Quip Inc......................         42,975
            2,700 Gulf Island Fabrication, Inc........         32,400
          119,700 Hanover Compressor Co...............      3,023,622
          213,100 Horizon Offshore, Inc...............      1,566,285
            3,000 Hydril Co...........................         58,590
          410,600 Key Energy Services, Inc............      3,810,368
           26,500 Lone Star Technologies, Inc.........        561,535
          123,000 National Oilwell Inc................      1,911,420
           23,540 Newpark Resources Inc...............        186,437
            1,600 Oceaneering International, Inc......         31,200
            1,800 OSCA, Inc...........................         29,790
            4,300 RPC, Inc.*..........................         50,740
           81,600 SEACOR SMIT Inc.....................      3,793,584
          360,900 Superior Energy Services, Inc.......      2,706,750
           31,900 TETRA Technologies, Inc.............        727,639
            4,200 Universal Compression Holdings, Inc.        112,560
          136,000 Varco International, Inc............      2,064,480


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Small Capitalization Growth Investments
         --------------------------------------------------------------

         Shares                 Security                    Value
         --------------------------------------------------------------

         Oil and Gas Services -- 3.1% (continued)
          12,100 Veritas DGC Inc....................... $      174,845
         119,500 W-H Energy Services, Inc..............      2,162,950
                                                        --------------
                                                            23,367,030
                                                        --------------

         Packaging and Containers -- 0.1%
          19,700 Earthshell Corp.+.....................         67,965
          25,210 Ivex Packaging Corp...................        460,082
             600 Liqui-Box Corp.*......................         24,840
                                                        --------------
                                                               552,887
                                                        --------------

         Pharmaceuticals -- 9.7%
          37,950 Accredo Health, Inc.+.................      1,398,457
          11,400 Adolor Corp...........................        207,822
          15,900 AdvancePCS+...........................      1,191,864
          91,900 Alkermes Inc.+........................      2,352,640
           8,300 Alpharma Inc., Class A Shares*........        260,620
          22,400 Amylin Pharmaceuticals, Inc.+.........        161,728
           5,000 Antigenics Inc........................         79,950
           6,000 Array BioPharma Inc...................         62,400
           6,300 Atrix Laboratories, Inc...............        169,911
          23,500 AVANIR Pharmaceuticals, Class A Shares         94,235
           6,700 AVI BioPharma, Inc....................         52,662
           8,000 BioMarin Pharmaceutical Inc...........         97,680
           6,700 Biopure Corp.+........................        149,812
           4,000 Bone Care International, Inc..........         80,800
             960 Carter-Wallace Inc.*..................         19,392
          11,100 Cell Pathways Inc.+...................         62,826
         144,900 Cell Therapeutics, Inc.+..............      4,393,368
         142,100 Celgene Corp..........................      3,951,801
          96,289 Cephalon Inc.+........................      5,702,235
          11,800 CIMA Labs Inc.+.......................        631,654
          13,000 Connetics Corp........................         78,000
          16,351 Corixa Corp...........................        190,489
          11,300 Corvas International, Inc.............         88,027
         142,800 Cubist Pharmaceuticals, Inc...........      5,910,492
           7,700 CV Therapeutics, Inc..................        383,229
           9,400 Cygnus Inc............................         79,900
           6,000 Dendreon Corp.........................         57,900
           8,900 Duramed Pharmaceuticals, Inc..........        186,900
           6,800 Durect Corp...........................         46,648
           6,000 Dusa Pharmaceuticals, Inc.............         65,880
           7,500 Dyax Corp.............................         91,050
           7,200 Esperion Therapeutics, Inc............         50,472
         144,700 First Horizon Pharmaceutical Corp.....      5,222,223
           7,900 Genta Inc.............................         82,634
           4,900 Genzyme Molecular Oncology............         48,510
          10,300 Guilford Pharmaceuticals, Inc.........        124,115
           7,700 Hemispherx Biopharma, Inc.+...........         36,960
           4,600 Hyseq, Inc............................         34,040
         138,400 ILEX Oncology, Inc....................      4,145,080
          16,200 The Immune Response Corp..............         32,562
         100,500 ImmunoGen, Inc........................      1,364,790
           6,000 Impax Laboratories, Inc...............         96,300


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Growth Investments
      ---------------------------------------------------------------------

      Shares                    Security                        Value
      ---------------------------------------------------------------------

      Pharmaceuticals -- 9.7% (continued)
       15,600 InKine Pharmaceutical Co., Inc............... $       45,084
      240,700 Insmed, Inc..................................        965,207
        6,100 Inspire Pharmaceuticals, Inc.................         66,917
       12,500 Interneuron Pharmaceuticals, Inc.............         62,500
       13,100 Isis Pharmaceuticals Inc.....................        213,530
        9,350 K-V Phamaceuticals Co., Class B Shares.......        308,550
        2,000 Kos Pharmaceuticals, Inc.....................         69,040
       12,700 La Jolla Pharmaceutical Co...................         85,725
       15,900 Ligand Pharmaceuticals, Inc., Class B Shares.        162,975
        7,200 MacroChem Corp. of Delaware+.................         45,360
       11,300 Matrix Pharmaceutical, Inc...................         86,897
      242,200 Medicines Co.................................      2,785,300
       82,900 Medicis Pharmaceutical Corp., Class A Shares+      4,071,219
        7,400 MGI Pharma, Inc..............................         88,060
        5,700 Miravant Medical Technologies................         40,299
       40,200 NBTY, Inc....................................        693,852
       10,900 NPS Pharmaceuticals, Inc.....................        366,458
       15,800 Nabi.........................................        105,860
        8,900 NaPro BioTherapeuticals, Inc.................         82,325
       42,800 NeoPharm, Inc................................        767,832
       90,800 Neurocrine Biosciences, Inc..................      3,571,164
       56,700 Neurogen Corp................................      1,076,166
       25,300 Noven Pharmaceuticals, Inc...................        560,901
        7,000 Onyx Pharmaceuticals, Inc....................         44,660
        7,500 Pain Therapeutics, Inc.......................         60,750
        3,800 Penwest Pahrmaceuticals Co...................         69,502
       24,300 Perrigo Co...................................        392,202
        8,800 Pharmaceopeia, Inc...........................        152,680
        7,100 Pharmaceutical Resources, Inc.+..............        248,500
       91,600 Pharmacyclics Inc............................      1,842,076
      169,700 Pozen Inc....................................      1,114,929
      269,100 PRAECIS Pharmaceuticals Inc..................      2,801,331
       17,700 Progenics Pharmaceuticals, Inc...............        317,538
        8,100 Rigel Pharmaceuticals, Inc...................         44,469
        7,700 Sangstat Medical Corp........................        118,195
       13,400 Sciclone Pharmaceuticals, Inc................         52,260
       30,800 Scios, Inc...................................        543,620
      113,300 Sicor, Inc.+.................................      2,673,880
        6,100 Star Scientific, Inc.........................         13,603
        7,200 SuperGen, Inc................................         84,528
       89,100 Syncor International Corp.+..................      3,255,714
        8,900 Tanox, Inc...................................        147,295
       58,000 Theragenics Corp.............................        579,420
      147,400 Titan Pharmaceuticals, Inc...................      1,437,150
        2,900 Triangle Pharmaceuticals, Inc................          9,280
        7,000 Trimeris, Inc................................        334,600
        7,800 Tularik Inc..................................        180,180
        6,400 United Therapeutics Corp.....................         86,400
       12,300 Valentis, Inc................................         50,430
        3,400 VaxGen, Inc.+................................         41,140
        4,700 Versicor, Inc................................         72,615


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Growth Investments
      ---------------------------------------------------------------------

      Shares                    Security                        Value
      ---------------------------------------------------------------------

      Pharmaceuticals -- 9.7% (continued)
        9,700 Vion Pharmaceuticals, Inc.................... $       48,500
        7,100 ViroPharma Inc...............................        220,455
                                                            --------------
                                                                72,897,181
                                                            --------------

      Pipelines -- 0.0%
        7,800 Western Gas Resources, Inc.*.................        239,850
                                                            --------------

      Real Estate -- 0.0%
        1,500 Corrections Corp. of America.................         21,825
        2,708 Forest City Enterprises Inc., Class A Shares*        142,305
        2,700 Getty Realty Corp.*..........................         46,575
                                                            --------------
                                                                   210,705
                                                            --------------

      Real Estate Investment Trusts -- 0.5%
          700 Alexander's Inc..............................         44,947
          800 Alexandria Real Estate Investment Co.*.......         31,992
       15,800 Capstead Mortgage Corp.*.....................        380,938
          770 CenterPoint Properties Corp.*................         37,538
        7,900 Charles E. Smith Residential Reality, Inc.*..        418,937
        4,600 Chateau Communities, Inc.*...................        135,700
        4,200 Chelsea Property Group, Inc.*................        208,320
       14,250 Cousins Properties Inc.*.....................        358,387
        1,500 Essex Property Trust, Inc.*..................         78,150
        2,120 Federal Realty Investors Trust*..............         48,230
        6,000 Manufactured Home Communities, Inc.*.........        175,500
        6,400 Mills Corp.*.................................        151,040
        2,200 Mission West Properties Inc.*................         29,480
        3,400 National Golf Properties, Inc.*..............         62,628
        1,510 Pennsylvania Real Estate Investment Trust*...         33,129
       12,800 Pinnacle Holdings Inc........................          8,448
          200 Saul Centers, Inc.*..........................          3,920
        5,700 Town & Country Trust*........................        110,238
       85,100 Ventas, Inc.*................................        998,223
       14,400 Washington Real Estate Investment Trust*.....        350,784
                                                            --------------
                                                                 3,666,529
                                                            --------------

      Retail -- 7.4%
        4,200 7-Eleven, Inc................................         53,256
      103,536 99 Cents Only Stores.........................      3,167,166
        3,500 AFC Enterprises, Inc.........................         80,150
      140,100 American Eagle Outfitters, Inc.+.............      3,607,575
        2,100 Ann Taylor Stores Corp.......................         70,350
        9,300 Applebee's International Inc.*+..............        300,390
       96,200 Bebe Stores Inc.+............................      2,920,632
        4,900 Buca, Inc....................................         74,921
      171,162 CEC Entertainment Inc........................      6,444,249
        6,200 California Pizza Kitchen, Inc................        124,000
        5,400 Cato Corp., Class A Shares...................         94,608
        8,900 Charlotte Russe Holding Inc..................        175,152
       25,812 The Cheesecake Factory, Inc.+................        784,685
       25,600 Chico's FAS Inc.+............................        967,680
      186,400 The Children's Place Retail Stores, Inc.+....      4,846,400
        6,200 Christopher & Banks Corp.....................        177,134


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Small Capitalization Growth Investments
     -----------------------------------------------------------------------

     Shares                     Security                         Value
     -----------------------------------------------------------------------

     Retail -- 7.4% (continued)
       1,500 Coldwater Creek Inc............................ $       37,620
      15,340 Copart Inc.....................................        377,824
      19,400 Cost Plus Inc..................................        455,900
       1,200 CSK Auto Corp..................................         10,260
       4,100 Duane Reade Inc................................        145,140
       2,900 Electronics Boutique Holdings Corp.............        120,785
       5,500 Factory 2-U Stores, Inc........................        122,980
       6,120 Footstar Inc...................................        239,353
       3,650 Fred's, Inc.*..................................        104,974
      32,300 Genesco Inc....................................        742,900
       4,500 GenesisIntermedia, Inc.........................         77,265
      43,240 Group 1 Automotive Inc.........................      1,275,580
     214,700 Guitar Center, Inc.............................      2,995,065
      37,300 Hancock Fabrics, Inc.*.........................        314,812
       9,500 Hibbett Sporting Goods, Inc....................        259,350
       6,000 Hollywood Entertainment Corp...................         72,000
     104,600 Hot Topic, Inc.................................      3,477,950
      22,900 IHOP Corp......................................        616,010
      28,175 Insight Enterprises Inc.+......................        528,281
      13,050 Intertan Inc...................................        116,798
      30,400 J.Jill Group Inc...............................        532,000
      17,000 Jack in the Box Inc............................        558,960
      75,500 Kenneth Cole Productions, Inc..................      1,409,585
       2,800 Lands' End Inc.................................        107,576
      51,500 Landry's Restaurants, Inc.*....................        890,950
      14,400 Linens 'n Things, Inc.+........................        374,400
      15,800 MSC Industrial Direct Co., Inc., Class A Shares        281,240
      11,588 The Mens Wearhouse, Inc........................        294,335
      17,400 Michaels Stores Inc............................        731,148
         480 NPC International, Inc.........................          5,539
       4,000 O' Charley's Inc...............................         72,040
      29,534 O'Reilly Automotive, Inc.......................        921,461
       3,100 PC Connection Inc..............................         30,504
       3,900 P.F. Changs China Bistro, Inc.+................        173,550
     173,100 Pacific Sunware of California..................      2,847,495
       3,900 Panera Bread Co., Class A Shares...............        146,640
       4,905 Papa John's International Inc..................        123,851
      20,300 PETsMART, Inc..................................        160,979
       4,400 Pier 1 Imports Inc.*...........................         53,460
       8,300 Rare Hospitality International Inc.............        172,723
       4,290 Regis Corp.*...................................         89,447
      54,800 Ruby Tuesday Inc.*.............................        997,360
      11,800 School Specialty, Inc..........................        359,298
      16,100 Sonic Automotive, Inc..........................        283,360
      32,295 Sonic Corp.....................................        978,216
       2,300 Spiegel, Inc., Class A shares*.................         23,230
       7,300 Stein Mart, Inc................................         57,670
     114,000 Too Inc........................................      3,137,280
       4,100 Triarc Cos., Inc...............................        101,680
      24,800 Tuesday Morning Corp...........................        351,664
     113,100 Tweeter Home Entertainment Group...............      2,897,622
      12,300 Ultimate Electronics, Inc......................        341,325


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Growth Investments
      ---------------------------------------------------------------------

      Shares                    Security                        Value
      ---------------------------------------------------------------------

      Retail -- 7.4% (continued)
        5,850 Wet Seal, Inc., Class A Shares............... $      116,942
       16,200 Wilson, The Leather Experts Inc..............        301,158
                                                            --------------
                                                                55,903,883
                                                            --------------

      Savings and Loans -- 0.1%
        9,300 Connecticut Bancshares, Inc.*................        216,318
          600 Downey Financial Corp.*......................         28,650
        1,100 Fidelity Bankshares, Inc.*...................         14,762
       15,416 New York Community Bancorp, Inc.*............        572,396
                                                            --------------
                                                                   832,126
                                                            --------------

      Semiconductors -- 7.2%
        7,610 Actel Corp...................................        171,606
        3,200 ADE Corp.....................................         38,208
       17,500 Alpha Industries, Inc........................        555,800
       10,750 Anadigics, Inc...............................        165,013
      200,800 ASM International N.V.+......................      4,311,176
       11,300 AstroPower, Inc.+............................        396,517
      171,430 Asyst Technologies, Inc.+....................      2,170,304
       84,200 ATMI, Inc....................................      2,024,168
        1,800 August Technology Corp.......................         25,542
       35,100 AXT, Inc.....................................        640,575
        9,000 Caliper Technologies Corp.+..................        126,000
        3,200 Celeritek, Inc...............................         48,800
       13,300 ChipPAC, Inc.................................         79,933
       39,800 Cohu, Inc.*..................................        791,622
       14,850 Credence Systems Corp........................        250,668
        1,700 DuPont Photomasks Inc........................         59,500
       73,500 EMCORE Corp..................................      1,114,260
        9,000 Elantec Semiconductor, Inc...................        342,000
        5,200 Electroglas Inc..............................         85,644
      119,900 Entegris Inc.................................      1,438,800
       13,840 Exar Corp....................................        280,260
       45,800 Fairchild Semiconductor Corp., Class A Shares        987,906
       14,200 General Semiconductor, Inc...................        183,890
       21,600 GlobeSpan, Inc...............................        340,632
        9,400 Helix Technology Corp.*......................        216,200
       52,900 Integrated Circuit Systems, Inc..............        976,005
       60,900 Integrated Silicon Solution, Inc.............        921,417
       22,700 IXYS Corp....................................        197,490
       26,000 Kopin Corp...................................        325,520
       11,600 Kulicke and Soffa Industries, Inc.+..........        167,156
      136,800 LTX Corp.....................................      2,450,088
       16,200 MIPS Technology Inc., Class A Shares.........        148,878
        8,438 MKS Instruments, Inc.........................        188,589
       11,400 Mattson Technology, Inc......................        113,544
       59,800 Micrel, Inc.+................................      1,845,428
       58,600 Microsemi Corp...............................      1,670,100
       54,100 Microtune, Inc...............................        898,601
       66,300 Mykrolis Corp.+..............................      1,017,705
        3,000 Nanometrics Inc..............................         84,780
       17,550 Oak Technology, Inc..........................        173,219


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     Small Capitalization Growth Investments
     -----------------------------------------------------------------------

     Shares                     Security                         Value
     -----------------------------------------------------------------------

     Semiconductors -- 7.2% (continued)
       6,840 ON Semiconductor Corp.......................... $       22,640
       6,700 PLX Technology, Inc............................         53,868
      43,260 PRI Automation, Inc............................        779,545
       2,530 Pericom Semiconductor Corp.....................         42,706
     108,500 Photronics, Inc................................      2,588,810
       8,900 Pixelworks, Inc................................        132,788
      10,400 Power Integrations, Inc........................        246,376
      34,400 Rambus Inc.....................................        214,312
       1,300 Richardson Electronics, Ltd.*..................         12,766
      96,400 Rudolph Technologies, Inc......................      3,470,400
       3,900 Sage, Inc......................................         70,122
       6,800 Semitool, Inc..................................         97,172
      25,800 Silicon Laboratories Inc.+.....................        515,742
      22,900 Silicon Image, Inc.............................         84,730
       3,740 SIPEX Corp.....................................         42,748
      55,339 Supertex, Inc..................................        876,016
     228,400 Therma-Wave Inc................................      3,775,452
       4,730 Three-Five Systems, Inc........................         89,870
     178,100 TranSwitch Corp................................      1,460,420
       3,600 Trikon Technologies, Inc.......................         38,700
       5,200 Tripath Technology, Inc........................          4,420
     162,030 Tri Quint Semiconductor, Inc...................      3,435,036
      27,600 Ultratech Stepper, Inc.........................        474,720
     103,500 Varian Semiconductor Equipment Associates, Inc.      3,560,400
      29,300 Veeco Instruments Inc..........................        856,732
      20,500 Virata Corp....................................        242,105
     114,900 Xicor, Inc.....................................      1,220,238
      50,100 Zoran Corp.+...................................      1,720,935
                                                             --------------
                                                                 54,153,313
                                                             --------------

     Software -- 7.9%
      11,900 The 3DO Co.....................................         58,310
      24,100 Activision, Inc.+..............................        892,905
      41,900 Actuate Corp...................................        289,110
      11,600 Allscripts, Inc................................         63,800
      16,400 American Management Systems, Inc...............        289,624
       5,600 Ansys, Inc.....................................        105,280
     574,400 Ascential Software Corp.+......................      2,711,168
      81,000 Aspen Technology, Inc..........................      1,334,070
       5,150 BARRA Inc......................................        250,805
       7,400 BSQUARE Corp...................................         31,450
     293,000 Borland Software Corp..........................      3,331,410
       7,200 Brio Technology Inc............................         23,976
       4,000 CCC Information Services Group, Inc............         28,000
      31,700 CSG Systems International, Inc.................      1,455,030
      13,100 Caminus Corp...................................        279,947
     105,000 Cerner Corp....................................      5,091,450
       8,200 Convera Corp...................................         29,930
       6,000 Datastream Systems, Inc........................         30,000
      12,050 Dendrite International Inc.....................        156,530
      15,400 Documentum, Inc................................        226,380
      36,400 Eclipsys Corp.+................................        937,300
      30,100 eFunds Corp....................................        520,128


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


            Small Capitalization Growth Investments
            ---------------------------------------------------------

            Shares              Security                  Value
            ---------------------------------------------------------

            Software -- 7.9% (continued)
              2,600 Embarcadero Technologies, Inc.... $       34,424
              1,900 EPIQ Systems, Inc................         38,038
              7,400 EXE Technologies, Inc............         28,120
             26,250 Fair, Issac & Co., Inc.*.........      1,601,250
             62,948 Filenet Corp.....................        817,695
             11,650 Global Payments Inc.*............        414,158
             47,700 HNC Software, Inc................      1,006,947
              1,435 Hyperion Solutions Corp..........         22,314
              5,500 IDX Systems Corp.................         83,325
             18,200 Informatica Corp.................        139,412
              1,100 InfoUSA Inc., Class B Shares.....          6,490
             18,200 InteliData Technologies Corp.....         74,802
                500 Inter-Tel Inc.*..................          8,000
             38,500 Interactive Intelligence, Inc....        238,700
              5,000 The InterCept Group, Inc.........        196,000
             71,100 J.D. Edwards & Co................        618,570
             37,450 JDA Software Group, Inc..........        698,817
             21,300 Keane, Inc.......................        358,905
             36,400 Legato Systems, Inc..............        309,036
              3,400 MRO Software, Inc................         44,234
              5,694 MSC.Software Corp................        106,762
             37,500 Manugistics Group Inc.+..........        439,125
             34,500 MapInfo Corp.....................        334,650
             10,400 Metasolv Software, Inc...........         61,360
             16,000 MicroStrategy Inc.+..............         39,520
            140,994 Midway Games Inc.................      2,065,562
              1,800 Moldflow Corp....................         22,176
             73,390 National Data Corp.*.............      2,833,588
             92,076 NetIQ Corp.......................      2,964,847
              2,800 OPNET Technologies, Inc..........         30,072
              4,400 OTG Software, Inc................         27,324
             15,800 Onyx Software Corp...............         54,036
              9,100 Packeteer, Inc...................         57,148
             13,164 Per-Se Technologies, Inc.........        110,709
            221,615 Peregrine Systems Inc.+..........      5,801,870
             18,700 Phoenix Technologies Ltd.........        260,865
             11,700 Pinnacle Systems, Inc............         63,180
             41,400 PLATO Learning, Inc..............      1,097,100
             36,700 Precise Software Solutions Ltd...        703,209
             18,650 ProBusiness Services Inc.........        481,170
             45,400 Procurenet.com...................              0
             11,908 Progress Software Corp...........        189,933
            280,200 Puma Technology, Inc.............        417,498
              9,900 Red Hat, Inc.....................         35,046
              3,300 Renaissance Learning, Inc........        113,322
              5,468 Roxio, Inc.......................         99,244
            207,500 Sanchez Computer Associates, Inc.      1,608,374
              3,700 Schwak, Inc.*....................         39,738
              6,900 SeaChange International, Inc.....        156,147
             29,800 Serena Software, Inc.+...........        348,660
              5,800 SignalSoft Corp..................         25,868
            213,100 SmartForce PLC ADR...............      6,182,031
             10,000 SpeechWorks International Inc....         82,600


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


  Small Capitalization Growth Investments
  ----------------------------------------------------------------------------

  Shares                        Security                           Value
  ----------------------------------------------------------------------------

  Software -- 7.9% (continued)
    1,500 SPSS Inc............................................ $       23,580
   27,300 StarBase Corp.......................................         27,573
    6,100 Structural Dynamics Research Corp...................        152,317
  351,200 Take-two Interactive Software, Inc.+................      5,829,920
   21,750 THQ Inc.+...........................................      1,156,012
    7,000 Transaction Systems Architects, Inc., Class A Shares         78,470
   33,300 Ulticom, Inc........................................        399,600
   11,700 Unigraphics Solutions, Inc..........................        378,963
    6,800 Vastera, Inc........................................         68,068
   15,600 Viewpoint Corp......................................         68,796
    3,800 Witness Systems, Inc................................         31,312
                                                               --------------
                                                                   59,943,185
                                                               --------------

  Storage/Warehousing -- 0.0%
    5,200 Mobile Mini, Inc....................................        163,696
                                                               --------------

  Telecommunications -- 6.5%
   63,800 Adaptec, Inc........................................        666,710
   66,400 Advanced Fibre Communications, Inc.+................      1,610,200
   54,700 Aeroflex Inc........................................        484,095
    8,000 Aether Systems, Inc.................................         70,800
    4,800 AirGate PCS, Inc....................................        282,912
   16,200 Alamosa PCS Holdings, Inc.+.........................        254,826
  378,900 Anaren Microwave Inc................................      7,248,357
    6,800 Andrew Corp.........................................        138,312
   31,500 Anixter International Inc...........................        980,595
   26,800 Applied Innovation Inc..............................        192,156
      800 Arris Group Inc.....................................          5,792
      700 Aspect Communications Corp..........................          3,367
   18,400 Auspex Systems, Inc.................................         89,424
   60,100 Avanex Corp.........................................        318,530
  138,600 Avici Systems Inc...................................        457,380
    9,400 Aware Inc...........................................         51,794
   23,800 Black Box Corp.+....................................      1,114,078
   77,000 Boston Communications Group, Inc....................      1,312,850
    1,200 Cable Design Technologies Corp......................         16,500
    3,500 Carrier Access Corp.................................         13,020
    3,100 C-COR.net Corp......................................         26,102
    2,200 Cenntennial Communications Corp.....................         25,696
    4,400 Commonwealth Telephone Enterprises, Inc.............        182,600
   19,300 Commscope Inc.......................................        407,230
   46,800 Computer Network Technology Corp....................        458,640
   11,900 Conestoga Enterprises, Inc.*........................        417,095
    2,800 Copper Mountain Networks, Inc.......................          4,228
   17,500 DMC Stratex Networks, Inc...........................        166,600
   16,800 Ditigal Lightwave, Inc.+............................        247,800
   55,500 Dobson Communications Corp..........................        818,625
    1,400 Electric Lightwave Inc., Class A Shares.............          1,288
  253,500 Entersys Networks, Inc..............................      2,573,025
   15,400 FiberCore, Inc......................................         56,980
    1,300 Focal Communications Corp.+.........................            962
  131,800 General Communication, Inc., Class A Shares.........      1,424,758
   14,900 Harmonic Inc........................................        223,500


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Small Capitalization Growth Investments
      --------------------------------------------------------------------

      Shares                    Security                       Value
      --------------------------------------------------------------------

      Telecommunications -- 6.5% (continued)
        4,500 Hickory Tech Corp.*......................... $       78,120
       48,100 IDT Corp....................................        584,415
       77,400 Illuminet Holdings, Inc.....................      2,569,680
        9,000 IMPSAT Fiber Networks Inc...................          3,240
        4,600 Inet Technologies, Inc......................         26,220
       22,200 InterDigital Communications Corp............        200,022
        4,200 Intrado Inc.................................        108,990
       15,720 ITC DeltaCom, Inc.+.........................         25,309
       12,000 Ixia........................................        124,680
        9,000 JNI Corp....................................         49,590
      363,100 Lantronix, Inc..............................      2,901,169
        3,700 Latitude Communications Inc.................          5,069
       12,800 Leap Wireless International, Inc............        233,216
        8,000 Lexent Inc..................................         40,080
       34,409 Lightbridge, Inc............................        402,585
          600 LightPath Technologies, Inc., Class A Shares          2,214
        3,600 Luminent Inc.+..............................          7,236
        7,000 MasTec Inc..................................         70,350
       17,600 Metawave Communications Corp................         56,848
       15,000 Metro One Telecommunications, Inc...........        475,650
       21,300 Micro General Corp..........................        226,632
      210,200 Mitel Corp..................................      1,929,636
        5,200 Mpower Communications Corp.+................          1,664
       30,500 MRV Communications, Inc.....................        124,135
       16,700 Netro Corp..................................         46,092
      512,100 New Focus, Inc..............................      1,945,980
       14,200 Newport Corp.*+.............................        257,304
        9,800 Next Level Communications, Inc..............         22,932
        9,700 NMS Communications Corp.....................         27,354
        1,500 North Pittsburgh Systems, Inc.*.............         21,210
        2,700 NTELOS Inc..................................         44,874
          900 Nucentrix Broadband Networks, Inc.+.........          8,145
       29,400 Oplink Communications, Inc..................         32,634
          950 Optical Cable Corp.+........................          8,170
        1,290 Optical Communication Products, Inc.........          5,057
       38,000 Performance Technologies, Inc...............        498,940
       14,400 Plantronics, Inc............................        286,560
      308,900 Powerwave Technologis, Inc..................      4,509,940
       19,430 Price Communications Corp...................        349,352
       39,400 Proxim, Inc.................................        446,402
       88,200 RF Micro Devices, Inc.+.....................      2,245,572
        3,000 Rural Cellular Corp., Class A Shares........        103,860
      174,900 SBA Communications Corp.....................      2,329,668
       13,100 Somera Communications, Inc..................         78,600
        6,100 SpectraLink Corp............................        102,846
       14,600 Spectrasite Holdings, Inc...................         40,296
        4,800 Stanford Microdevices, Inc..................         34,656


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
---------------------------------------------------------------------------------------------

Shares                                 Security                                    Value
---------------------------------------------------------------------------------------------

Telecommunications -- 6.5% (continued)
 25,679 Stratos Lightwave, Inc................................................ $     147,654
167,550 SymmetriCom, Inc......................................................     1,189,605
 15,700 Tollgrade Communications, Inc.........................................       340,690
  8,300 Turnstone Systems, Inc................................................        29,880
 14,000 UAXS Global Holdings Inc..............................................        21,000
 45,400 US Unwired Inc., Class A Shares.......................................       508,934
  5,500 U.S. Wireless Corp.+..................................................             0
  8,700 UbiquiTel Inc.........................................................        85,260
  6,000 ViaSat, Inc...........................................................        98,640
 13,200 Visual Networks, Inc..................................................        43,428
 23,000 Western Multipex Corp., Class A Shares................................        77,740
 69,800 XO Communications, Inc., Class A Shares+..............................        79,572
236,500 Z-Tel Technologies, Inc.+.............................................       272,093
                                                                               -------------
                                                                                  48,934,517
                                                                               -------------

Toys/Games/Hobbies --  0.1%
  2,500 Action Performance Cos., Inc..........................................        69,125
 21,600 Boyds Collection, Ltd.................................................       200,880
 15,700 The Topps Co., Inc....................................................       180,550
                                                                               -------------
                                                                                     450,555
                                                                               -------------

Transportation -- 0.6%
  2,450 Atlas Air Worldwide Holdings, Inc.....................................        33,908
 14,050 EGL, Inc..............................................................       184,898
    500 Florida East Coast Industries, Inc., Class A Share-*..................        14,125
  6,150 Forward Air Corp......................................................       172,139
  2,900 GulfMark Offshore, Inc................................................        91,205
  3,256 Heartland Express, Inc................................................        88,237
  4,450 Knight Transportation Inc.............................................        97,989
  3,500 Landstar Systems, Inc.................................................       259,945
 30,030 Offshore Logistics, Inc...............................................       567,567
 21,100 RailAmerica, Inc......................................................       269,025
 14,110 Swift Transportation Co., Inc.........................................       304,635
 58,000 U.S. Freightways Corp.*...............................................     2,111,200
                                                                               -------------
                                                                                   4,194,873
                                                                               -------------

Water -- 0.0%
  1,900 Connecticut Water Service, Inc.*......................................        75,240
  1,700 Middlesex Water Co.*..................................................        56,899
  4,670 Philadelphia Suburban Corp.*..........................................       128,892
                                                                               -------------
                                                                                     261,031
                                                                               -------------
        TOTAL COMMON STOCK
        (Cost -- $769,759,987)................................................   706,396,010
                                                                               -------------

Warrants
--------
WARRANTS -- 0.0%
 49,100 Endo Pharmaceuticals Holdings Inc., Expire 12/31/02 (Cost -- $290,460)         7,856
                                                                               -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Small Capitalization Growth Investments
------------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                        Security
------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS -- 0.1%
           U.S. Treasury Bills:
$  500,000   3.55% due 9/6/01 (a)............................................................................................
    70,000   3.59% due 9/6/01 (a)............................................................................................

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (Cost -- $569,720)................................................................................................

REPURCHASE AGREEMENTS -- 6.4%
 6,139,000 J.P. Morgan Chase & Co., 3.630% due 9/4/01; Proceeds at maturity -- $6,141,476; (Fully collateralized by
            U.S. Treasury Notes, Bonds & Strips, 0.000% to 11.250% due 1/15/09 to 8/15/28; Market value -- $6,261,787).......
42,072,000 Morgan Stanley Dean Witter & Co., 3.630% due 9/4/01; Proceeds at maturity -- $42,088,969; (Fully collateralized by
            U.S. Treasury Notes, 6.375% due 4/30/02 to 8/15/02; Market value -- $43,123,929).................................

           TOTAL REPURCHASE AGREEMENTS
           (Cost -- $48,211,000).............................................................................................

           TOTAL INVESTMENTS -- 100%
           (Cost -- $818,831,167**)..........................................................................................





                                                     Security                                                          Value
---------------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Bills:
  3.55% due 9/6/01 (a)............................................................................................ $     499,753
  3.59% due 9/6/01 (a)............................................................................................        69,967
                                                                                                                   -------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost -- $569,720)................................................................................................       569,720
                                                                                                                   -------------

J.P. Morgan Chase & Co., 3.630% due 9/4/01; Proceeds at maturity -- $6,141,476; (Fully collateralized by
 U.S. Treasury Notes, Bonds & Strips, 0.000% to 11.250% due 1/15/09 to 8/15/28; Market value -- $6,261,787).......     6,139,000
Morgan Stanley Dean Witter & Co., 3.630% due 9/4/01; Proceeds at maturity -- $42,088,969; (Fully collateralized by
 U.S. Treasury Notes, 6.375% due 4/30/02 to 8/15/02; Market value -- $43,123,929).................................    42,072,000
                                                                                                                   -------------
TOTAL REPURCHASE AGREEMENTS
(Cost -- $48,211,000).............................................................................................    48,211,000
                                                                                                                   -------------
TOTAL INVESTMENTS -- 100%
(Cost -- $818,831,167**)..........................................................................................  $755,184,586
                                                                                                                   =============

--------
 + All or a portion of the security is on loan (See Note 12).
 * Income producing security.
(a)All or a portion of this security is segregated for futures contracts commitments.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


    International Equity Investments
    -------------------------------------------------------------------------

     Shares                       Security                         Value
    -------------------------------------------------------------------------

    COMMON STOCK -- 97.5%

    Australia -- 1.5%
        1,982 Amcor Ltd.*...................................... $      6,735
        1,921 AMP Diversified Property Trust...................        2,587
        3,467 AMP Ltd.*........................................       35,878
        1,327 Aristocrat Leisure Ltd...........................        5,033
      201,499 Australia and New Zealand Banking Group..........    1,790,146
        1,117 Australian Gas Light Co. Ltd.*...................        4,900
    1,230,743 BHP Ltd..........................................    6,033,498
        1,755 Boral Ltd.*......................................        3,203
        3,001 Brambles Industries Ltd..........................       15,598
        2,416 Coca-Cola Amatil Ltd.*...........................        6,729
        2,867 Coles Myer Ltd...................................       10,647
       25,613 Commonwealth Bank of Australia...................      395,362
        1,703 Computershare Ltd.*..............................        4,103
          496 CSL Ltd.*........................................       12,018
        2,990 CSR Ltd.*........................................       10,144
        1,687 David Jones Ltd..................................          985
        3,562 ERG Ltd..........................................        1,012
          701 F.H. Faulding & Co. Ltd..........................        5,265
        6,252 Foster's Brewing Group Ltd.*.....................       17,002
        2,600 Futuris Corp. Ltd.*..............................        2,571
        5,787 General Property Trust...........................        8,371
        4,013 Goodman Fielder Ltd..............................        2,617
          931 Iluka Resources Ltd.*............................        1,973
        1,272 James Hardie Industries Ltd......................        3,546
          831 Leighton Holdings Ltd.*..........................        4,367
        1,347 Lend Lease Corporation Ltd.......................        7,510
    1,443,321 M.I.M. Holdings Ltd.*............................      812,330
        1,388 Mayne Nickless Ltd.*.............................        4,566
        1,900 Mirvac Group.....................................        3,988
        4,803 National Australia Bank Ltd......................       83,876
        1,038 Newcrest Mining Ltd.*............................        2,284
        6,561 News Corporation Ltd.*...........................       52,388
        6,907 News Corporation Ltd. Preferred Shares*..........       46,689
        5,595 Normandy Mining Ltd..............................        3,061
        1,990 OneSteel Ltd.*...................................        1,074
        1,182 Orica Ltd........................................        2,900
        3,978 Pacific Dunlop Ltd...............................        1,465
        1,369 PaperlinX Ltd.*..................................        3,073
        1,353 QBE Insurance Group Ltd.*........................        7,614
          975 Rio Tinto Ltd....................................       17,278
        1,937 Santos Ltd.*.....................................        6,515
          515 Sons of Gwalia Ltd.*.............................        1,996
        2,040 Southcorp Ltd....................................        8,584
        2,415 Stockland Trust Group............................        5,538
        1,161 Suncorp-Metway Ltd.*.............................        8,107
        1,169 TABCORP Holdings Ltd.*...........................        5,524
       24,214 Telstra Corporation Ltd.*........................       61,263
        1,555 Transurban Group*................................        3,517
        1,132 Wesfarmers Ltd.*(a)..............................       17,206
        5,806 Westfield Trust..................................        9,956
        5,433 Westpac Banking Corp. Ltd........................       39,740


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          International Equity Investments
          -------------------------------------------------------------

           Shares                 Security                   Value
          -------------------------------------------------------------

          Australia -- 1.5% (continued)
            436,344 WMC Ltd.............................. $  1,913,483
              3,363 Woolworths Ltd.*.....................       18,975
                                                          ------------
                                                            11,534,790
                                                          ------------

          Austria -- 0.2%
                484 Bayerische Hypo-und Vereinsbank......       20,014
             12,800 OMV AG...............................    1,244,141
                                                          ------------
                                                             1,264,155
                                                          ------------

          Belgium -- 0.6%
                306 AGFA-Gevaert NV......................        4,170
                 27 Barco NV.............................        1,058
                 49 Bekaert SA...........................        1,794
                 18 Compagnie Maritime Belge S.A.........          948
                 83 Colruyt S.A.*........................        3,474
                171 DelhaizeLe Lion S.A..................        9,926
                 12 D'Ieteren NV.........................        2,114
                119 Electrabel S.A.......................       26,830
              1,606 Fortis Bank Nederland................       44,729
                 16 Glaverbel S.A........................        1,291
                250 Groupe Bruxelles Lambert S.A.........       13,967
            158,381 Interbrew............................    3,936,361
                655 KBC Bancassurance Holding NV.........       24,169
                184 Solvay S.A...........................       10,530
                319 UCB S.A..............................       13,533
                 53 Union Miniere S.A....................        2,216
                                                          ------------
                                                             4,097,110
                                                          ------------

          Brazil -- 0.0%
            159,960 Embratel Participacoes S.A. ADR......      647,838
                                                          ------------

          Canada -- 1.4%
             44,566 Bank of Montreal.....................    1,194,579
            170,000 Bombardier Inc.......................    2,193,407
              8,300 Canadian National Railway Co.*.......      361,050
             57,875 Manulife Financial Corp..............    1,702,535
            161,423 Nortel Networks Corp.................    1,015,337
              6,500 Precision Drilling Corp..............      159,345
             66,087 Royal Bank Of Canada.................    2,115,074
             74,495 Sun Life Financial Services of Canada    1,735,381
                                                          ------------
                                                            10,476,708
                                                          ------------

          China -- 1.0%
          1,229,000 China Mobile Ltd.....................    3,836,784
          2,876,000 China Unicom Ltd.(a).................    3,595,092
                                                          ------------
                                                             7,431,876
                                                          ------------

          Denmark -- 0.5%
                 60 Carlsberg A/S, Class B Shares........        2,708
                  2 D/S 1912, Class B Shares.............       15,127
                  2 D/S Svendborg, Class B Shares........       20,446
                100 Danisco A/S*.........................        3,574
              1,620 Danske Bank A/S......................       27,471


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      International Equity Investments
      ---------------------------------------------------------------------

      Shares                     Security                        Value
      ---------------------------------------------------------------------

      Denmark -- 0.5% (continued)
           44 Group 4 Falck A/S.............................. $      5,191
           88 ISS A/S*.......................................        4,906
       81,800 Novo Nordisk A/S, Class B Shares...............    3,412,866
          159 Novozymes A/S..................................        3,569
        1,050 SAS Danmark A/S................................        8,326
          450 Tele Danmark A/S...............................       16,305
          221 Vestas Wind Systems A/S........................        6,659
          158 William Demant A/S.............................        4,241
                                                              ------------
                                                                 3,531,389
                                                              ------------

      Finland -- 0.2%
          100 Amer Group Ltd.................................        2,406
           87 Finnlines Oyj..................................        1,762
          736 Fortum Oyj.....................................        3,711
          256 Hartwall Oyj AB................................        4,884
           60 Instrumentarium Corp...........................        2,153
          400 Kemira Oyj.....................................        3,136
          300 Kesko Oyj, Class B Shares......................        2,521
           60 Kone Corp., Class B Shares.....................        4,660
          376 Metso Group Oyj................................        3,400
       13,629 Nokia Oyj AB...................................      214,520
          229 Orion-Yhtymae Oyj..............................        4,015
          400 Outokumpu Oyj..................................        3,506
          100 Pohjola Group Insurance Corp., Class B Shares..        1,949
          489 Raisio Group PLC...............................          502
          271 Rautaruukki Oyj................................        1,022
        1,000 Sampo Insurance Co. Ltd., Class A Shares.......        8,584
        2,142 Sonera Oyj.....................................        8,659
           50 Stockmann AB, Class A Shares...................          483
          100 Stockmann AB, Class B Shares...................          981
          166 Stonesoft Oyj..................................          362
       99,300 Stora Enso Oyj.................................    1,159,119
          760 UPM-Kymmene Oyj................................       24,957
           90 Uponor Oyj.....................................        1,439
          100 Wartsila Oyj...................................        1,908
                                                              ------------
                                                                 1,460,639
                                                              ------------

      France -- 18.3%
          607 Accor S.A......................................       23,765
          277 Air Liquide S.A................................       39,128
        3,713 Alcatel........................................       57,373
      251,575 Alstom.........................................    6,842,189
      222,499 Aventis S.A....................................   16,270,487
       45,451 Axa............................................    1,240,691
       83,225 BNP Paribas S.A................................    7,635,737
        1,019 Bouygues S.A...................................       34,425
          383 Cap Gemini S.A.................................       30,722
       75,577 Carrefour Supermarche S.A......................    4,019,688
          286 Casino Guichard Perrachon S.A..................       23,395
           68 Casino Guichard Perrachon S.A. Preferred Shares        3,938
          329 Casino Guichard Perrachon Warrants.............        1,494
       23,181 CGIP(a)........................................      804,303
       30,535 Christian Dior S.A.............................    1,062,362


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


            International Equity Investments
            --------------------------------------------------------

             Shares               Security                Value
            --------------------------------------------------------

            France -- 18.3% (continued)
                  264 Compagnie de Saint-Gobain....... $     40,529
                   74 Club Mediterranee S.A...........        4,218
                1,906 Coflexip S.A. (a)...............      327,236
              100,352 Credit Lyonnais S.A.............    3,937,178
                  350 Dassault Systemes S.A...........       13,710
                   31 Essilor International S.A.......        9,276
                  126 Eurazeo.........................        7,326
              253,446 European Aeronautic Defense(a)..    4,332,922
            3,067,113 Eurotunnel S.A. (a).............    2,897,603
                3,138 France Telecom S.A..............      100,738
                5,500 Galeries Lafayette..............      765,915
                   58 Gecina..........................        4,847
               32,192 Groupe Danone...................    4,377,696
                   49 Imerys S.A......................        5,074
               53,602 Lafarge S.A.....................    4,861,887
                  422 Lagardere S.A...................       19,781
                2,071 L'Oreal S.A.....................      140,344
                1,500 LVMH............................       72,831
                  413 Michelin........................       12,925
               39,391 Nexans S.A......................    1,091,372
               94,006 Orange S.A.*(a).................      631,067
               12,050 Pechiney S.A....................      594,377
                  173 Pernod-Ricard S.A...............       13,193
                  364 Pinault-Printemps-Redoute S.A...       49,003
               59,697 PSA Peugeot Citroen.............    2,844,290
                  423 Publicis S.A....................       10,029
                  116 Sagem S.A.......................        5,390
               97,777 Sanofi S.A.(a)..................    6,399,507
               51,013 Schneider Electric S.A.(a)......    2,826,744
                   51 SEB S.A.........................        2,416
                   83 Simco S.A.......................        5,881
               29,058 Societe BIC S.A.................    1,166,976
               43,530 Societe Generale, Class A Shares    2,562,356
                  479 Sodexho Alliance S.A............       23,061
               53,579 STMicroelectronics NV (a).......    1,630,479
              444,488 Suez Lyonnaise des Eaux S.A.....   15,141,437
                1,848 Technip S.A.(a).................      273,295
                  514 Thales S.A......................       19,018
              143,501 Total Fina S.A., Class B Shares.   21,208,895
                  143 Unibail S.A.....................        7,781
               50,053 Usinor S.A......................      557,892
               94,643 Valeo S.A.(a)...................    4,221,296
               20,547 Vinci...........................    1,302,805
              237,486 Vivendi Universal(a)............   12,987,043
                   16 Zodiac S.A......................        3,663
                                                       ------------
                                                        135,600,999
                                                       ------------

            Germany -- 9.2%
               10,700 Adidas-Salomon AG...............      722,185
               39,657 Allianz AG (a)..................   11,167,536
                6,867 AMB Generali Holding AG.........      736,080
               49,466 BASF AG.........................    2,035,546
              157,114 Bayer AG........................    5,023,812


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       International Equity Investments
       -------------------------------------------------------------------

       Shares                    Security                       Value
       -------------------------------------------------------------------

       Germany -- 9.2% (continued)
        31,464 Bayerische Hypo-und Vereinsbank AG........... $  1,311,905
        30,071 Bayerische Motoren Werke AG..................      958,806
           500 Beiersdorf AG................................       60,681
           300 Bilfinger Berger AG..........................        5,314
           100 Buderus AG...................................        2,167
           500 Continental AG...............................        6,631
           444 D Logistics AG...............................        2,985
        87,931 DaimlerChrysler AG...........................    3,842,030
        33,400 DaimlerChrysler AG...........................      925,384
        20,321 Deutsche Bank AG.............................    1,402,925
        34,380 Deutsche Lufthansa AG........................      543,414
       146,777 Deutsche Telekom.............................    2,266,641
            30 Douglas Holding AG...........................          884
           368 Dyckerhoff AG................................        6,037
       261,689 E.On AG......................................   14,334,358
         1,947 EM.TV & Merchandising AG.....................        3,838
            62 Epcos AG.....................................        2,394
            80 FAG Kugelfischer Georg Schaefer AG...........          525
        15,070 Fraport AG Frankfurt Airport Service.........      459,969
            91 Fresenius Medical Care AG....................        7,274
            69 Gehe AG......................................        2,958
            78 Heidelberger Zement AG.......................        3,507
           300 Hochtief AG..................................        4,428
           290 Hugo Boss AG.................................        6,533
        42,177 Infineon Technologies AG.....................      994,235
           661 Kamps AG.....................................        4,323
        43,871 KarstadtQuelle AG............................    1,494,461
           100 Linde AG.....................................        4,297
        10,998 MAN AG.......................................      244,805
           150 Merck KGaA...................................        5,846
        44,956 Metro AG(a)..................................    1,796,868
        43,205 Muenchener Rueckversicherungs-Gesellschaft AG   12,417,703
         1,650 Porsche AG...................................      568,066
           168 Preussag AG..................................        5,357
         4,415 Prosieben SAT.1 Media AG.....................       46,122
           823 RWE AG.......................................       31,209
           250 SAP AG.......................................       34,042
        61,010 Schering AG..................................    3,167,328
           150 SGL Carbon AG*...............................        4,265
        22,973 Siemens AG(a)................................    1,176,989
           900 ThyssenKrupp AG..............................       12,263
        14,600 TV-Loonland AG...............................      262,599
           710 Volkswagen AG................................       24,437
           268 WCM Beteiligungs - Und Grundbesitz AG........        3,263
                                                             ------------
                                                               68,145,225
                                                             ------------

       Greece -- 0.0%
           345 Fourlis SA...................................        2,507
                                                             ------------

       Hong Kong -- 1.7%
         2,000 ASM Pacific Technology.......................        3,628
         4,608 Bank of East Asia, Ltd.......................       10,546
        11,000 Cathay Pacific Airways*......................       12,129


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          International Equity Investments
          -------------------------------------------------------------

          Shares                 Security                    Value
          -------------------------------------------------------------

          Hong Kong -- 1.7% (continued)
            8,100 CLP Holdings Ltd....................... $     32,816
            5,609 Esprit Holdings Ltd....................        6,256
            6,000 Giordano International Ltd.............        2,904
            4,000 Hang Lung Development Co. Ltd..........        3,898
            6,200 Hang Seng Bank Ltd.....................       69,752
            4,000 Henderson Land Development Co. Ltd.....       18,257
           18,220 Hong Kong & China Gas Co. Ltd..........       22,541
            5,000 Hong Kong & Shanghai Hotels Ltd........        2,035
            5,400 Hopewell Holdings Ltd..................        2,787
           95,200 HSBC Holdings Plc......................    1,113,747
          475,600 Hutchison Whampoa Ltd.*................    4,054,899
            5,271 Hysan Development Co. Ltd.*............        5,373
           12,091 Johnson Electric Holdings Ltd..........       14,417
           10,000 Li & Fung Ltd..........................       12,757
            6,745 New World Development Co. Ltd.*........        6,875
           16,400 Oriental Press Group Ltd...............        1,955
           48,609 Pacific Century CyberWorks Ltd.* (a)...       10,756
            8,286 Shangri-La Asia Ltd.*..................        6,693
           17,171 Sino Land Co. Ltd......................        6,274
            8,000 South China Morning Post Holdings Ltd.*        4,616
          763,000 Sun Hung Kai Properties Ltd............    6,627,509
            5,000 Swire Pacific Ltd., Class A Shares*....       24,295
            1,000 Television Broadcasts Ltd.*............        3,430
            3,000 Varitronix International Ltd...........        1,404
            7,607 Wharf Holdings Ltd.*...................       15,312
          117,800 YUE Yuen Industrial Holdings...........      226,544
                                                          ------------
                                                            12,324,405
                                                          ------------

          Ireland -- 1.0%
            3,497 Allied Irish Banks PLC*................       39,391
          211,907 Bank Of Ireland........................    2,019,280
          179,627 CRH PLC*...............................    3,018,694
              341 DCC PLC*...............................        3,144
            8,786 Eircom PLC*............................       10,695
           46,526 Elan Corp. PLC*........................    2,416,806
            1,026 Greencore Group PLC*...................        2,526
            2,063 Independent Newspapers PLC*............        4,048
              116 Iona Technologies PLC*.................        1,846
            1,150 Irish Life & Permanent PLC*............       14,103
              317 Jurys Hotel Group PLC*.................        2,715
              685 Kerry Group PLC, Class A Shares*.......        8,774
            1,439 Ryanair Holdings PLC*..................       14,379
            4,331 Smurfit Jefferson*.....................        9,639
            3,942 Waterford Foods PLC, Class A Shares*...        3,760
                                                          ------------
                                                             7,569,800
                                                          ------------

          Italy(b) -- 6.6%
            5,000 Alitalia S.p.A. (a)....................        4,733
              750 Arnoldo Mondadori Editore S.p.A........        4,667
          157,108 Assicurazioni Generali S.p.A...........    4,980,805
              808 Autogrill S.p.A........................        8,771
            3,756 Autostrade S.p.A.......................       26,272
            4,362 Banca di Roma S.p.A....................       13,473


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         International Equity Investments
         ---------------------------------------------------------------

          Shares                  Security                    Value
         ---------------------------------------------------------------

         Italy(b) -- 6.6% (continued)
         1,664,220 Banca Nazionale Del Lavoro............. $  4,777,202
             1,000 Banca Popolare di Milano...............        4,260
               570 Benetton Group S.p.A...................        7,715
             6,199 Bipop-Carire S.p.A.(a).................       17,626
             1,000 Bulgari S.p.A..........................       11,300
             1,560 Cementir S.p.A.........................        3,940
             9,537 Enel S.p.A.............................       63,243
           973,383 ENI S.p.A.(a)..........................   12,936,115
           150,012 Fiat S.p.A.(a).........................    3,478,985
               240 Fiat S.p.A. di Risp NC.................        3,331
               310 Fiat S.p.A. Preferred Shares...........        4,759
             1,035 Gruppo Editoriale L'Espresso S.p.A.(a).        3,526
             5,000 Impregilo S.p.A.*......................        2,453
            44,600 Industrie Natuzzi S.p.A................      575,340
           557,692 IntesaBci S.p.A........................    1,856,059
               980 Italcementi S.p.A......................        8,101
             1,106 Italgas S.p.A..........................       11,463
           468,311 Mediaset S.p.A.(a).....................    3,667,055
           340,500 Mediobanca S.p.A.(a)...................    4,150,930
             3,200 Parmalat Finanziaria S.p.A.............        8,895
             6,000 Pirelli S.p.A..........................       11,882
             1,000 Pirelli S.p.A. di Risp NC..............        1,915
             1,600 Rinascente S.p.A.......................        6,436
           363,962 Riunione Adriatica di Sicurta S.p.A.(a)    4,936,188
               125 Sai S.p.A..............................        1,712
               250 Sai S.p.A. di Risp NC..................        1,819
           220,225 Saipem S.p.A...........................    1,278,331
             4,385 Sanpaolo IMI S.p.A.....................       54,970
             1,200 Snia S.p.A.............................        1,973
           167,918 Telecom Italia S.p.A.(a)...............    1,389,605
             2,701 Telecom Italia S.p.A. di Risp NC.......       12,734
           532,999 Telecom Italia Mobil S.p.A.............    2,730,746
               515 Tiscali S.p.A.*........................        3,396
           530,111 Unicredito Italiano S.p.A.(a)..........    2,282,553
                                                           ------------
                                                             49,345,279
                                                           ------------

         Japan(b) -- 16.8%
             1,000 77 Bank Ltd............................        5,714
               400 Acom Co. Ltd.*.........................       35,730
               200 Advantest Corp.*.......................       11,327
             1,000 Aeon Co. Ltd...........................       19,789
             2,000 Ajinomoto Co. Inc.*....................       21,613
             1,000 Amada Co. Ltd..........................        5,277
               300 Aoyama Trading Co. Ltd.................        3,933
             7,000 Asahi Bank Ltd.*.......................       13,176
             1,000 Asahi Breweries Ltd.*..................        9,958
           176,000 Asahi Glass Co. Ltd.*..................    1,002,714
             4,000 Asahi Kasei Corp.*.....................       15,293
               200 ASATSU-DK Inc.*........................        3,983
             3,000 Ashikaga Bank Ltd.*....................        3,706
               200 Autobacs Seven Co. Ltd.*...............        5,159
             2,000 Bank of Fukuoka Ltd.*(a)...............        8,621
             3,000 Bank of Yokohama Ltd.*.................       12,151


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        International Equity Investments
        ----------------------------------------------------------------

        Shares                   Security                     Value
        ----------------------------------------------------------------

        Japan(b) -- 16.8% (continued)
            300 Benesse Corp.*............................ $      9,731
        430,000 Bridgestone Corp.*........................    3,624,133
        166,000 Canon Inc.*...............................    4,993,739
         33,700 Capcom Co. Ltd............................      996,798
          1,000 Casio Computer Co. Ltd....................        5,891
              6 Central Japan Railway Co.*................       36,805
        212,000 Chugai Pharmaceutical Co. Ltd.* (a).......    3,415,017
          3,000 Chuo Mitsui Trust & Banking Co., Ltd.*....        4,790
          1,000 Citizen Watch Co. Ltd.*...................        5,378
          2,000 Cosmo Oil Co. Ltd.*.......................        5,462
            400 Credit Saison Co. Ltd.....................        9,243
            300 CSK Corp.*................................        7,248
         40,000 Dai Nippon Printing Co. Ltd.*.............      426,537
          1,000 Daicel Chemical Industries Ltd.*..........        3,319
          3,000 Daiei Inc.*...............................        5,949
          1,000 Daiichi Pharmaceutical Co. Ltd.*..........       23,360
          1,000 Daikin Industries Ltd.*...................       16,067
          1,000 Daikyo Inc.*..............................        1,429
          1,000 Daimaru Inc...............................        4,277
          3,000 Dainippon Ink & Chemical Inc.*............        6,554
          1,000 Dainippon Screen Manufacturing Co. Ltd.(a)        3,479
            300 Daito Trust Construction Co. Ltd.*........        4,664
          5,000 Daiwa Bank Ltd.*..........................        6,302
          1,000 Daiwa House Industry Co. Ltd..............        7,924
          1,000 Daiwa Kosho Lease Co. Ltd.................        2,773
        264,000 Daiwa Securities Group Inc................    2,231,705
          2,000 Denki Kagaku Kogyo K.K.*..................        4,588
          2,000 Denso Corp.*..............................       34,788
            474 East Japan Railway Co.*...................    2,796,084
          1,000 Ebara Corp.*..............................        7,706
            800 Eisai Co. Ltd.*...........................       19,730
            600 Fanuc Ltd.*...............................       24,755
         23,700 Fast Retailing Co. Ltd....................    2,987,269
            200 Fuji Machine Manufacturing Co. *..........        2,697
          1,000 Fuji Photo Film Co. Ltd.*.................       37,141
            100 Fuji Soft ABC Inc.*.......................        4,563
              1 Fuji Television Network Inc.*.............        5,109
          1,000 Fujikura Ltd.*............................        5,336
        107,000 Fujirebio Inc.............................      930,591
        208,000 Fujitsu Ltd.*.............................    2,078,165
          2,000 Furukawa Electric Co. Ltd.*...............       15,058
          1,000 Gunma Bank Ltd.*..........................        4,823
          1,000 Gunze Ltd.................................        3,739
          1,000 Hankyu Department Stores, Inc.............        5,546
          7,000 Haseko Corp.*.............................        2,235
            100 Hirose Electric Co. Ltd.*.................        6,605
          8,000 Hitachi Ltd.*.............................       65,476
          4,000 Hitachi Zosen Corp.*......................        3,361
          3,000 Hokuriku Bank Ltd.*.......................        5,042
         40,000 Honda Motor Co. Ltd.*.....................    1,441,956
            300 Hoya Corp.................................       15,882
          1,000 Inax Corp.*...............................        6,546
          1,000 Isetan Co. Ltd.*..........................        9,243


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      International Equity Investments
      --------------------------------------------------------------------

      Shares                     Security                       Value
      --------------------------------------------------------------------

      Japan(b) -- 16.8% (continued)
        2,000 Ishihara Sangyo Kaisha Ltd.*.................. $      3,445
        3,000 Ishikawajima-Harima Heavy Industries Co. Ltd.*        7,991
      213,000 Itochu Corp.*.................................      719,516
        1,000 ItoYokado Co. Ltd.............................       38,234
        4,000 Japan Airlines Co. Ltd........................       11,798
        3,000 Japan Energy Corp.............................        5,848
        2,000 Japan Steel Works Ltd.........................        3,344
            5 Japan Tobacco Inc.*...........................       35,377
      146,000 JGC Corp......................................    1,282,047
        2,600 Joyo Bank Ltd.*...............................        7,734
          100 Kadokawa Shoten Publishing Co. Ltd............        1,651
        2,000 Kajima Corp.*.................................        6,353
        1,000 Kamigumi Co. Ltd..............................        4,630
          200 Kandenko Co. Ltd.*............................          998
        2,000 Kanebo Ltd.*..................................        4,840
        1,000 Kaneka Corp.*.................................        7,521
        2,400 Kansai Electric Power Co., Inc................       41,141
      248,000 Kao Corp.*....................................    6,293,517
          200 Katokichi Co. Ltd.*...........................        4,378
        4,000 Kawasaki Heavy Industries Ltd.*...............        6,285
        2,000 Kawasaki Kisen Kaisha Ltd.....................        3,311
        8,000 Kawasaki Steel Corp...........................        9,411
          930 Keihin Electric Express Railway Co. Ltd.*.....        4,486
          600 Kikkoman Corp.................................        4,018
          500 Kinden Corp...................................        3,235
        3,940 Kinki Nippon Railway Co. Ltd.*................       14,601
        2,000 Kirin Brewery Co. Ltd.*.......................       15,344
          300 Kissei Pharmaceutical Co. Ltd.*...............        4,391
        2,000 Komatsu Ltd.*.................................        7,277
          300 Konami Corp.*.................................        9,453
        1,000 Konica Corp.*.................................        5,933
        1,000 Koyo Seiko Co. Ltd............................        4,823
        4,000 Kubota Corp.*.................................       13,747
        1,000 Kuraray Co. Ltd.*.............................        6,546
        1,000 Kureha Chemical Industry Co. Ltd..............        3,235
          800 Kurita Water Industries Ltd.*.................        9,425
          500 Kyocera Corp.*................................       33,738
        1,000 Kyowa Hakko Kogyo Co. Ltd.*...................        6,151
        4,000 Marubeni Corp.*...............................        6,084
        1,000 Marui Co. Ltd.................................       12,520
      366,000 Matsushita Electric Industrial Co. Ltd.*......    5,548,204
        1,000 Meiji Dairies Corp.*..........................        3,924
        1,000 Meiji Seika Kaisha Ltd.*......................        5,168
          200 Meitec Corp.*.................................        5,596
        1,000 Minebea Co. Ltd...............................        5,605
        5,000 Mitsubishi Chemical Corp......................       11,890
      107,000 Mitsubishi Corp.*.............................      890,131
        5,000 Mitsubishi Electric Corp......................       19,117
      270,000 Mitsubishi Estate Co. Ltd.*(a)................    3,037,940
        2,000 Mitsubishi Gas Chemical Co., Inc.*............        5,899
      252,000 Mitsubishi Heavy Industries Ltd.*.............    1,027,016
        3,000 Mitsubishi Materials Corp.....................        5,672
        2,000 Mitsubishi Paper Mills Ltd....................        3,512


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


     International Equity Investments
     ----------------------------------------------------------------------

      Shares                      Security                       Value
     ----------------------------------------------------------------------

     Japan(b) -- 16.8% (continued)
         2,000 Mitsubishi Rayon Co. Ltd.*.................... $      5,933
            14 Mitsubishi Tokyo Financial Group..............      118,819
       123,000 Mitsui & Co. Ltd.*............................      846,494
         3,000 Mitsui Engineering & Shipbuilding Co. Ltd.*(a)        4,865
       310,000 Mitsui Fudosan Co. Ltd.*......................    3,477,585
         2,000 Mitsui Marine & Fire Insurance Co. Ltd.*......       12,218
         2,000 Mitsui Mining & Smelting Co. Ltd..............        6,285
         2,000 Mitsukoshi Ltd. (a)...........................        6,941
         1,631 Mizuho Holdings Inc.*.........................    6,743,011
        71,100 Murata Manufacturing Co. Ltd.*................    4,241,923
         2,000 Mycal Corp. (a)...............................        1,580
           200 Namco Ltd.*...................................        3,580
           450 Nankai Electric Railway Co. Ltd.*.............        1,399
       195,000 NEC Corp.*....................................    2,377,589
         1,000 NGK Insulators Ltd.*..........................        7,563
         1,000 NGK Spark Plug Co. Ltd.*(a)...................        7,143
           400 Nichiei Co. Ltd. (a)..........................        3,734
         1,000 Nichirei Corp.*...............................        4,033
           200 Nidec Corp.*(a)...............................        6,790
         1,000 Nikon Corp.*..................................        8,890
        16,300 Nintendo Co. Ltd.*............................    2,595,563
         3,000 Nippon Express Co. Ltd.*......................       13,184
         3,000 Nippon Light Metal Co.........................        3,000
         1,000 Nippon Meat Packers Inc.......................       12,588
         4,000 Nippon Mitsubishi Oil Corp.*..................       23,898
         1,000 Nippon Sheet Glass Co. Ltd.*(a)...............        4,227
         2,000 Nippon Shinpan Co. Ltd.*......................        4,151
         1,000 Nippon Shokubai Co. Ltd.......................        4,286
        17,000 Nippon Steel Corp.............................       25,713
         1,000 Nippon Suisan Kaisha Ltd.*....................        1,865
           441 Nippon Telegraph & Telephone Corp.*...........    2,001,092
             3 Nippon Unipac Holdings*.......................       16,512
         3,000 Nippon Yusen K.K.*............................       10,966
         1,000 Nishimatsu Construction Co. Ltd...............        4,949
     1,899,000 Nissan Motor Co. Ltd. (a).....................   11,074,375
         1,000 Nisshin Seifun Group Inc.*....................        7,521
         1,000 Nisshinbo Industries Inc.*....................        5,201
           300 Nissin Food Products Co. Ltd..................        6,428
           400 Nitto Denko Corp.*............................        6,722
         1,000 NOF Corp......................................        2,101
       573,000 Nomura Securities Co. Ltd.....................    9,726,146
         1,000 Noritake Co. Ltd..............................        4,328
         2,000 NSK Ltd.*.....................................        7,176
         2,000 NTN Corp.*....................................        4,975
           613 NTT Docomo Inc.*..............................    7,520,524
         2,000 Obayashi Corp.*...............................        8,756
         3,000 OJI Paper Co. Ltd.*...........................       15,657
         1,000 Okuma Corp....................................        2,277
         1,000 Okumura Corp. (a).............................        4,159
         1,000 Olympus Optical Co. Ltd.*.....................       14,201
         1,000 Omron Corp.*..................................       14,176
           200 Oriental Land Co. Ltd.*.......................       14,285
           200 Orix Corp.....................................       19,882


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       International Equity Investments
       ------------------------------------------------------------------

       Shares                    Security                      Value
       ------------------------------------------------------------------

       Japan(b) -- 6.8% (continued)
         6,000 Osaka Gas Co. Ltd.*......................... $     19,461
           200 OYO Corp.*..................................        2,319
         2,000 Penta Ocean Construction Co. Ltd............        3,294
        32,000 Pioneer Electronic Corp.*...................      635,940
           300 Promise Co. Ltd.*...........................       23,444
        45,710 Rohm Co. Ltd.*..............................    5,035,571
         1,000 Sanden Corp.................................        3,218
       119,000 Sankyo Co. Ltd.*............................    2,449,897
           300 Sanrio Co. Ltd.*............................        3,353
         1,000 Sanwa Shutter Corp.*........................        2,706
         5,000 Sanyo Electric Co. Ltd.*....................       22,478
         1,000 Sapporo Breweries Ltd.*.....................        3,042
           500 Secom Co. Ltd...............................       25,755
        42,300 Sega Corp.*(a)..............................      689,568
         1,000 Seiyu Ltd.*(a)..............................        3,076
         2,000 Sekisui Chemical Co. Ltd.*..................        6,890
         2,000 Sekisui House Ltd...........................       17,075
       721,000 Sharp Corp.*(a).............................    7,682,265
           300 Shimachu Co. Ltd............................        4,790
           100 Shimamura Co. Ltd...........................        5,538
           300 Shimano Inc.*...............................        3,930
         2,000 Shimizu Corp.*..............................        8,941
        98,000 Shin-Etsu Chemical Co. Ltd.*................    3,030,461
         1,000 Shionogi & Co. Ltd.*........................       17,898
         1,000 Shiseido Co. Ltd.*..........................        9,487
         2,000 Shizuoka Bank Ltd.*.........................       16,335
           200 Sho-Bond Corp.*.............................        2,197
         4,000 Showa Denko K.K.*...........................        4,807
         1,000 Showa Shell Sekiyu K.K.*....................        7,210
           200 SMC Corp.*..................................       18,218
         1,000 Snow Brand Milk Products Co. Ltd............        3,235
           800 Softbank Corp.(a)...........................       15,529
        30,500 Sony Corp.*.................................    1,355,784
         8,000 SRL Inc.....................................       68,569
         4,000 Sumitomo Chemical Co. Ltd.*.................       17,176
         3,000 Sumitomo Corp.*.............................       19,260
         2,000 Sumitomo Electric Industries, Ltd.*.........       18,386
         3,000 Sumitomo Heavy Industries Ltd...............        3,933
         2,000 Sumitomo Marine & Fire Insurance Co. Ltd.(a)       13,428
         9,000 Sumitomo Metal Industries Ltd.*.............        5,067
         2,000 Sumitomo Metal Mining Co....................        7,277
       112,000 Sumitomo Mitsui Banking Corp.*..............      912,903
         2,000 Sumitomo Osaka Cement Co. *.................        3,849
         2,000 Taiheiyo Cement Corp.*......................        5,361
         2,000 Taisei Corp.*...............................        6,033
         1,000 Taisho Pharmaceutical Co. Ltd...............       20,083
         1,000 Takara Shuzo Co. Ltd........................       11,352
         1,000 Takashimaya Co. Ltd.*.......................        6,798
        21,000 Takeda Chemical Industries Ltd.*............      862,905
           400 Takefuji Corp.*.............................       34,352
         2,000 Teijin Ltd.*................................        8,857
         1,000 Teikoku Oil Co. Ltd.*.......................        4,580
           500 Terumo Corp.*...............................        8,445


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


          International Equity Investments
          ------------------------------------------------------------

          Shares                 Security                   Value
          ------------------------------------------------------------

          Japan(b) -- 16.8% (continued)
            2,000 Tobu Railway Co. Ltd.*................ $      6,538
            1,000 Toda Corp.............................        3,714
            1,000 Toei Co. Ltd..........................        3,353
            1,300 Tohoku Electric Power Co. Ltd.........       23,923
            4,000 Tokio Marine & Fire Insurance Co. Ltd.       42,183
            1,000 Tokyo Dome Corp.......................        3,269
            3,400 Tokyo Electric Power Co...............       87,711
           19,500 Tokyo Electron Ltd.*..................    1,068,358
            7,000 Tokyo Gas Co. Ltd.*...................       23,528
            3,000 Tokyu Corp.*..........................       17,520
            2,000 Toppan Printing Co. Ltd.*.............       18,974
            3,000 Toray Industries Inc.*................        9,907
          277,000 Toshiba Corp.*........................    1,417,529
            3,000 Tosoh Corp............................        6,101
            1,000 Tostem Corp.*.........................       15,546
            1,000 Toto Ltd.*............................        6,134
            1,000 Toyo Seikan Kaisha Ltd................       13,512
            3,000 Toyobo Co. Ltd........................        5,168
           28,500 Toyota Motor Corp.....................      864,544
              100 Trans Cosmos Inc.*....................        2,546
            1,000 Tsubakimoto Chain Co..................        3,235
            2,000 UBE Industries Ltd....................        3,496
              200 Uni-Charm Corp.*......................        5,865
               44 West Japan Railway Co.................      240,696
              200 World Co. Ltd.*(a)....................        6,302
            3,000 Yamaguchi Bank Ltd....................       18,604
            1,000 Yamaha Corp.*.........................       10,142
            1,000 Yamanouchi Pharmaceutical Co. Ltd.*...       23,823
            1,000 Yamato Transport Co. Ltd.*............       20,461
            1,000 Yamazaki Baking Co. Ltd...............        6,706
            1,000 Yokogawa Electric Corp.*..............        6,756
                                                         ------------
                                                          125,020,532
                                                         ------------

          Malaysia -- 0.0%
                2 Public Bank Berhad....................            1
                                                         ------------

          Mexico -- 0.2%
           25,263 Cemex S.A.............................      650,522
           91,800 Tubos de Acero de Mexico S.A..........    1,013,472
                                                         ------------
                                                            1,663,994
                                                         ------------

          Netherlands -- 9.4%
           47,666 ABN AMRO Holding NV...................      877,251
            4,413 Aegon NV..............................      133,051
              945 Akzo Nobel NV.........................       41,806
           34,833 ASML Lithography Holding NV*..........      618,921
           80,400 BE Semiconductor Industries...........      635,406
           85,094 Buhrmann NV...........................      707,287
           14,100 Draka Holding.........................      733,921
           25,800 DSM NV................................      960,668
           82,993 Elsevier NV...........................    1,039,637
           55,003 Fortis NI NV..........................    1,546,404
            1,233 Getronics NV..........................        3,573


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        International Equity Investments
        -----------------------------------------------------------------

        Shares                   Security                      Value
        -----------------------------------------------------------------

        Netherlands -- 9.4% (continued)
            354 Hagemeyer NV............................... $      6,046
         99,546 Heineken NV................................    4,173,220
         49,800 Hunter Douglas NV..........................    1,287,026
            103 IHC Caland NV..............................        5,165
        224,635 ING Groep NV...............................    7,093,049
        371,207 Koninklijke Ahold NV*(a)...................   11,080,504
            155 Koninklijke KPV NV.........................        2,369
        343,944 Koninklijke Philips Electronic NV..........    9,273,153
            315 Oce NV.....................................        3,162
            136 Qiagen NV*.................................        2,841
          7,020 Royal Dutch Petroleum Co...................      398,113
        635,561 Royal KPN NV*..............................    1,801,307
         59,459 TPG NV.....................................    1,266,590
        219,883 Unilever NV................................   13,432,609
         44,800 Unit 4 Agresso NV..........................      616,547
            407 Vedior NV..................................        5,010
            334 Vendex KBB NV*.............................        3,535
        207,655 VNU NV(a)..................................    6,819,091
            190 VOPAK......................................        3,495
        263,240 Wolters Kluwer NV..........................    5,619,473
                                                            ------------
                                                              70,190,230
                                                            ------------

        Norway -- 0.2%
         56,400 Smedvig ASA, Class A Shares................      461,164
        186,910 Statoil ASA................................    1,306,960
          3,800 Uni Storebrand.............................       29,571
                                                            ------------
                                                               1,797,695
                                                            ------------

        Poland -- 0.1%
         26,125 Bank Pekao SA..............................      406,244
                                                            ------------

        Portugal -- 0.0%
         32,200 Portugal Telecom S.A. Registered Shares*...      205,338
                                                            ------------

        Russia -- 0.0%
          5,920 Lukoil ADR.................................      261,220
                                                            ------------

        Singapore -- 0.6%
          4,000 Capitaland Ltd.............................        4,180
          2,000 Chartered Semiconductor Manufacturing Ltd.*        5,306
          2,000 City Developments Ltd......................        5,800
        537,000 DBS Group Holdings Ltd.....................    4,224,462
          2,000 Keppel Corp. Ltd...........................        3,675
          3,000 Oversea-Chinese Banking Corp. Ltd..........       18,949
          3,000 Singapore Airlines Ltd.*...................       20,672
          1,000 Singapore Press Holdings Ltd...............       11,370
          6,000 Singapore Technologies Engineering Ltd.....        8,751
         13,000 Singapore Telecommunications Ltd.*.........       15,079
          9,600 Star Cruises Public Co. Ltd.*..............        4,128
          3,000 United Overseas Bank Ltd...................       19,294
          1,000 Venture Manufacturing Ltd..................        6,661
                                                            ------------
                                                               4,348,327
                                                            ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


       International Equity Investments
       -------------------------------------------------------------------

       Shares                    Security                       Value
       -------------------------------------------------------------------

       South Africa -- 0.0%
        28,300 Sappi Ltd. ADR............................... $    293,188
                                                             ------------

       South Korea -- 1.3%
       233,647 Korea Telecom Corp. ADR......................    4,857,521
        78,700 Pohang Iron & Steel Co.......................    1,370,167
        21,714 Samsung Electronics..........................    3,229,479
                                                             ------------
                                                                9,457,167
                                                             ------------

       Spain -- 2.1%
           175 Acerinox S.A.................................        5,008
           187 Actividades de Construccion y Servicios, S.A.        5,127
           409 Aguas de Barcelona...........................        5,870
           893 Altadis......................................       14,318
         2,235 Autopistas S.A...............................        8,282
       106,841 Banco Bilbao Vizcaya S.A.....................    1,378,172
        65,699 Banco Popular Espanol........................    2,408,717
        13,198 Banco Santander S.A..........................      120,250
           214 Corporacion Mapfre...........................        4,180
           231 Cortefiel S.A................................        1,763
           300 Ebro Puleva S.A..............................        3,379
         3,095 Endesa S.A...................................       51,310
           351 Fomento de Construcciones Y Contratas S.A....        7,939
         1,309 GAS Natural SDG S.A..........................       24,697
           504 Grupo Dragados S.A...........................        7,051
           133 Grupo Empresarial Ence S.A...................        1,861
       106,240 Iberdrola S.A................................    1,455,343
        87,391 Inditex S.A..................................    1,528,176
           298 Inmobiliaria Urbis S.A.......................        1,197
           223 Metrovacesa S.A..............................        3,096
            64 Portland Valderrivas S.A.....................        1,580
           175 Prosegur CIA de Securidad S.A................        2,094
         1,492 Puleva Biotech S.A...........................            0
       439,380 Repsol S.A.(a)...............................    7,403,891
           654 Sol Melia S.A................................        5,644
        74,029 Telefonica S.A.*.............................      859,427
         1,172 Telepizza S.A.*..............................        1,895
           891 Union Electrica Fenosa S.A...................       16,633
           266 Uralita S.A..................................        1,440
           522 Vallehermoso S.A.............................        3,594
           479 Zardoya-Otis S.A.(a).........................        4,353
           584 Zeltia S.A...................................        4,928
                                                             ------------
                                                               15,341,215
                                                             ------------

       Sweden -- 0.4%
         1,000 Assa Abloy AB................................       11,436
           253 Assidoman AB.................................        5,653
           556 Atlas Copco AB...............................       11,316
         3,870 Diligentia AB*...............................       33,332
           300 Drott AB.....................................        3,058
         1,000 Electrolux AB, Series B......................       13,494
           730 Gambro AB, Class A Shares....................        4,681
           200 Gambro AB, Class B Shares....................        1,273
         2,325 Hennes & Mauritz AB..........................       44,278


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   International Equity Investments
   ---------------------------------------------------------------------------

   Shares                        Security                           Value
   ---------------------------------------------------------------------------

   Sweden -- 0.4% (continued)
       187 Modern Times Group AB*............................... $      4,027
     8,608 Nordea AB............................................       52,310
       200 OM AB................................................        1,780
       700 Sandvik AB...........................................       14,671
       150 Sapa AB..............................................        2,225
       261 SAS AB(a)............................................        2,023
     1,000 Securitas AB, Class B Shares.........................       15,743
     2,800 Skandia Forsakrings AB...............................       19,561
     1,300 Skanska AB, Class B Shares...........................        9,268
       100 SKF AB, Series A.....................................        1,483
       200 SKF AB, Series B.....................................        3,254
       100 Ssab Svenskt Stal AB, Class A Shares.................          818
       200 Ssab Svenskt Stal AB, Class B Shares.................        1,761
       616 Svenska Cellulosa AB, Class B Shares.................       14,266
     1,800 Svenska Handelsbanken, Class A Shares................       25,753
       200 Svenska Handelsbanken, Class B Shares................        2,756
       787 Swedish Match AB.....................................        3,879
       400 Tele2 AB*............................................       11,905
   481,000 Telefonaktiebolaget LM Ericsson AB, Class B Shares...    2,347,599
     4,300 Telia AB.............................................       17,818
       300 Trelleborg AB, Class B Shares........................        2,440
       400 Volvo AB, Class A Shares.............................        5,914
       900 Volvo AB, Class B Shares.............................       13,910
     1,000 Wm-Data AB, Class B Shares...........................        2,268
                                                                 ------------
                                                                    2,705,953
                                                                 ------------

   Switzerland -- 2.7%
     3,819 ABB Ltd..............................................       39,578
       594 Adecco S.A...........................................       29,075
        99 Ascom Holding AG Registered Shares...................        2,373
        28 Charles Voegele Holding AG...........................        1,510
     3,850 Credit Suisse Group..................................      163,656
        10 Fischer AG...........................................        2,268
        10 Forbo Holding AG Registered Shares...................        3,715
        15 Gebrueder Sulzer AG*.................................        2,876
        31 Givaudan Registered Shares...........................        9,509
        94 Holcim Limited.......................................       19,430
       184 Holcim Limited Registered Shares.....................        8,929
       182 Kudelski S.A., Bearer Shares.........................        9,786
        13 Kuoni Reisen Holding AG Registered Shares, Category B        3,326
       135 Logitech International...............................        3,741
        20 Lonza AG Registered Shares...........................       12,234
    29,349 Nestle AG Registered Shares..........................    6,189,472
    57,940 Novartis AG Registered Shares........................    2,112,305
        11 Publigroupe S.A......................................        2,438
       512 Roche Holding AG Bearer Shares.......................       41,412
    27,596 Roche Holding AG Genuss..............................    1,975,749
        60 SAirGroup Registered Shares..........................        3,327
    17,835 Schn Rucker AG.......................................    1,773,776
     3,641 Serono S.A...........................................    3,341,928
        25 Serono S.A...........................................        4,089
       451 Smh Neuchatel S.A., Registered Shares................        7,782
        31 Sulzer Medica AG Registered Shares...................        2,322


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           International Equity Investments
           -----------------------------------------------------------

            Shares                Security                  Value
           -----------------------------------------------------------

           Switzerland -- 2.7% (continued)
               3,280 Swisscom AG Registered Shares...... $    941,297
              17,058 Syngenta AG*.......................      891,667
                 110 The Swatch Group AG, Class B Shares        8,897
              45,044 UBS AG Registered Shares...........    2,196,746
                  42 Unaxis Holding AG Registered Shares        4,328
                  15 Valora Holding AG..................        2,723
                 270 Zurich Financial Services..........       76,232
                                                         ------------
                                                           19,888,496
                                                         ------------

           Taiwan -- 0.2%
              13,600 Compal Electronics.................       69,360
             120,300 Taiwan Semiconductor Manufacturing.    1,561,494
                                                         ------------
                                                            1,630,854
                                                         ------------

           United Kingdom(b) -- 18.6%
               1,689 3I Group PLC.......................       22,098
               3,884 Abbey National PLC.................       63,267
               1,327 Airtours PLC.......................        4,908
                 621 Amec PLC*..........................        4,175
               1,770 Amersham PLC*......................       15,597
               2,024 Amvescap PLC*......................       28,507
              65,353 Anglo American PLC.................      947,942
               2,793 Arm Holdings PLC*..................       11,192
             138,393 Astrazeneca PLC....................    6,662,504
                 762 AWG PLC............................        6,419
             337,876 AWG PLC, Red Shares................          392
               2,822 BAA PLC............................       26,218
           2,321,528 BAE Systems PLC....................   11,120,721
               1,133 Balfour Beatty PLC*................        3,201
              84,337 Barclays PLC.......................    2,568,937
                 633 Barratt Developments PLC...........        3,411
               1,225 BBA Group PLC......................        5,006
                 345 Berkeley Group PLC.................        3,693
               9,456 BG Group PLC*......................       39,262
             232,100 BHP Billiton PLC...................    1,094,144
              67,147 BOC Group PLC......................      996,365
             177,798 Boots Co. PLC......................    1,775,608
             855,159 BP Amoco PLC.......................    7,250,159
               1,949 Brambles Industries PLC............        9,273
             664,485 British Airways PLC................    2,951,735
               5,879 British American Tobacco PLC.......       50,141
               1,398 British Land Co. PLC...............       10,088
              67,865 British Sky Broadcasting PLC*......      764,370
           1,064,767 British Telecommunications PLC.....    6,525,254
                 708 BTG PLC............................        8,113
               1,245 Bunzl PLC*.........................        8,226
             223,148 Cadbury Schweppes PLC..............    1,512,371
               1,914 Canary Wharf Group PLC*............       14,423
               1,808 Capita Group PLC*..................       11,513
             188,966 Carlton Communications PLC.........      861,341
              86,588 Celltech Group PLC*................    1,218,275
              10,829 Centrica PLC*......................       35,459
               6,074 CGNU PLC*..........................       89,777


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         International Equity Investments
         --------------------------------------------------------------

         Shares                  Security                    Value
         --------------------------------------------------------------

         United Kingdom(b) -- 18.6% (continued)
           2,237 Chubb PLC*.............................. $      5,466
           1,626 CMG PLC*................................        5,908
         244,292 Colt Telecom Group PLC*.................      554,549
         346,330 Compass Group PLC.......................    2,649,895
           8,420 Corus Group PLC.........................        7,847
             520 De La Rue PLC...........................        3,937
         926,301 Diageo PLC*.............................    9,337,983
         281,183 Dixons Group Plc........................      903,400
         220,881 Eidos PLC*..............................      808,976
           1,172 Electrocomponents PLC...................        8,908
         324,338 EMI Group PLC*..........................    1,926,495
             803 Exel PLC*...............................        8,520
           1,561 FKI PLC.................................        3,974
         200,820 Friends Provident PLC...................      742,057
           1,949 GKN PLC.................................        8,721
         577,996 GlaxoSmithKline PLC.....................   15,342,361
           7,690 Granada PLC.............................       16,648
             565 Great Portland Estates PLC..............        2,261
           2,795 GUS PLC.................................       24,467
           6,071 Halifax Group PLC.......................       75,160
             759 Hammerson PLC*..........................        5,444
           2,043 Hanson PLC..............................       15,780
           4,813 Hays PLC................................       11,379
           4,315 Hilton Group PLC*.......................       15,209
         594,780 HSBC Holdings PLC.......................    6,923,370
             948 IMI PLC.................................        3,108
           2,022 Imperial Chemical Industries PLC........       12,626
         252,174 International Power PLC*................    1,010,459
         308,961 Invensys PLC............................      407,814
             601 Johnson Matthey PLC.....................        8,665
         533,934 Kidde PLC*..............................      619,575
           3,090 Kingfisher PLC..........................       16,742
           1,456 Land Securities PLC.....................       18,954
           9,800 Lattice Group PLC.......................       21,642
          13,904 Legal & General Group PLC*..............       34,033
          14,991 Lloyds TSB Group PLC....................      154,711
           1,237 Logica PLC*.............................       12,461
             461 London Bridge Software Holdings PLC*....          722
           7,744 Marconi PLC*............................        5,897
         970,214 Marks & Spencer PLC.....................    3,810,238
           1,562 Misys PLC...............................        6,899
           4,012 National Grid Group PLC (a).............       27,324
           1,227 Novar PLC*..............................        2,679
           1,924 P&O Princess Cruises PLC*...............       10,382
             609 Pace Micro Technology PLC*..............        3,041
           2,155 Pearson PLC.............................       30,664
           1,833 Peninsular & Orient Steam Navigation Co.        6,122
           3,330 Pilkington PLC..........................        5,422
          87,389 Powergen PLC............................      942,440
             672 Provident Financial PLC*................        6,274
           5,373 Prudential Corp. PLC*...................       67,687
           1,604 Psion PLC...............................        1,367
           1,392 Railtrack Group PLC.....................        6,471


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


            International Equity Investments
            ---------------------------------------------------------

             Shares               Security                 Value
            ---------------------------------------------------------

            United Kingdom(b) -- 18.6% (continued)
                1,597 Rank Group PLC................... $      5,299
              146,218 Reckitt Benckiser PLC............    2,220,566
            1,499,089 Reed International PLC...........   13,187,860
                5,452 Rentokil Initial PLC*............       19,671
              278,135 Reuters Group PLC................    3,114,505
                1,071 Rexam PLC*.......................        5,567
              189,142 Rio Tinto PLC....................    3,390,960
                  713 RMC Group PLC*...................        7,064
              304,400 Rolls-Royce PLC..................      963,640
                7,288 Royal Bank of Scotland Group PLC.      181,930
                3,533 Sage Group PLC...................       10,608
              631,981 Sainsbury PLC....................    3,476,528
                  825 Schroders PLC*...................       10,345
              128,346 Scottish & Southern Energy PLC...    1,230,552
                4,987 Scottish Power PLC...............       35,445
              687,220 Shell Transport & Trading Co. PLC    5,661,875
                2,342 Six Continents PLC...............       24,953
                1,118 Slough Estates PLC*..............        5,927
              304,252 Smith & Nephew PLC*..............    1,592,050
                1,542 Smiths Group PLC.................       16,782
              287,860 Somerfield PLC*..................      527,143
                  510 SSL International PLC............        4,235
                3,558 Stagecoach Holdings PLC*.........        4,374
                1,300 Tate & Lyle PLC..................        5,318
                1,566 Taylor Woodrow PLC*..............        4,429
               78,200 Telewest Communications PLC......       59,266
               18,767 Tesco PLC........................       70,912
                7,855 Unilever PLC.....................       66,825
                1,536 United Utilities PLC.............       13,992
            4,199,956 Vodafone Group PLC...............    8,376,519
                1,002 Wimpey PLC*......................        3,110
                1,600 Wolseley PLC.....................       11,790
                3,901 Woolworths Group PLC.............        1,811
               33,971 WPP Group PLC*...................      337,778
                                                        ------------
                                                         138,036,848
                                                        ------------

            United States -- 2.7%
               28,476 Amdocs Ltd.*.....................    1,090,631
               20,941 Bank Pekao S.A. ADR*.............      329,821
              106,470 Canadian National Railway *......    4,631,445
               36,534 Embraer Aircraft Corp. ADR.......      953,537
               19,500 Grupo Televisa ADR*..............      711,750
               17,300 Gucci Group NV...................    1,357,704
                7,385 Lukoil ADR.......................      325,863
               23,100 News Corp Ltd. ADR*..............      635,019
               43,800 Pharmacia Corp...................    1,734,480
               86,121 Pohang Iron & Steel Co. ADR......    1,499,367
               29,100 Royal Caribbean Cruises Ltd......      667,875
              123,612 Sk Telecom Co. Ltd. ADR (a)......    2,370,878
              109,340 Taiwan Semiconductor ADR*........    1,419,233
                  249 Tietoenator Corp.................        5,214
               43,700 Tyco International Ltd...........    2,269,459
                                                        ------------
                                                          20,002,276
                                                        ------------
                      TOTAL COMMON STOCK
                      (Cost -- $785,490,050)...........  724,682,298
                                                        ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


   International Equity Investments
   ---------------------------------------------------------------------------

     Shares                        Security                         Value
   ---------------------------------------------------------------------------
   PURCHASED OPTIONS -- 0.1%
           933 Nasdaq 100 Index Call @ 1821.60..................     $ 45,083
           926 Nasdaq 100 Index Call @ 1847.95..................       42,807
           237 Nasdaq 100 Index Call @ 1902.19..................        5,847
           725 Nasdaq 100 Index Call @ 2027.90..................       13,434
           682 Nasdaq 100 Index Call @ 1876.07..................       26,202
           844 Nasdaq 100 Index Call @ 1859.34..................       37,111
         1,013 Nasdaq 100 Index Call @ 1873.43..................       50,630
           509 Nasdaq 100 Index Call @ 1756.32..................       38,608
           519 Nasdaq 100 Index Call @ 1784.5...................       32,798
        19,550 Nikkei 225 Index Call @ 13923....................        1,990
        20,017 Nikkei 225 Index Call @ 15036....................          677
           220 Nikkei 225 Index Call @ 12719.55.................       48,904
           212 Nikkei 225 Index Call @ 12719.55 - 15748.01......       67,563
                                                                 ------------
               TOTAL PURCHASED OPTIONS
               (Cost -- $1,451,844).............................      411,654
                                                                 ------------
      Face
     Amount
   -----------
   REPURCHASE AGREEMENT -- 2.4%
   $17,800,000 CIBC Wood Gundy Securities Inc., 3.55% due
                9/4/01; Proceeds at maturity -- $17,807,021;
                (Fully collateralized by U.S. Treasury Bills,
                due 10/25/01; Market value -- $18,157,108)
                (Cost -- $17,800,000)...........................   17,800,000
                                                                 ------------
               TOTAL INVESTMENTS
               (Cost -- $804,741,894**)......................... $742,893,952
                                                                 ============

--------
 * Non-income producing security.
(a)All or a portion of this security is on loan (See Note 12).
(b)All or a portion of this security has been segregated for open forward foreign currency contracts, futures contracts commitments, and open written options.
** Aggregate cost for Federal income tax purposes is substantially the same.

Schedule of Options Written
August 31, 2001

    International Equity Investments
    ------------------------------------------------------------------------

                                                          Strike
    Contracts            Security            Expiration   Price     Value
    ------------------------------------------------------------------------
      218     Cell Tech Group PLC...........   9/6/01   $    13.67 $     0
      0.49    NTT Docomo Inc................  11/2/01    2,062,172  (2,518)
       24     Nintendo Co...................   9/5/01       25,344       0
                                                                   -------
              TOTAL OPTIONS WRITTEN
              (Premiums received -- $83,837)                       $(2,518)
                                                                   =======


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Emerging Markets Equity Investments
-------------------------------------------------------------------------------------------------

  Shares                                   Security                                    Value
-------------------------------------------------------------------------------------------------
STOCK -- 95.0%
Brazil -- 9.4%
     12,200 Aracruz Celulose S.A. ADR............................................. $     209,230
164,044,765 Banco Bradesco S.A., Preferred Class B Shares(a)......................       808,811
 24,607,100 Banco do Brasil S.A., Preferred Shares................................       106,878
 11,299,997 Banco Itau S.A., Preferred Shares.....................................       779,616
      7,800 Banco Santiago ADR....................................................       180,960
 99,318,307 Brasil Telecom Participacoes S.A. ADR(a)..............................       549,236
      3,900 Brasil Telecom Participacoes S.A., Preferred Shares...................       113,880
    117,080 Centrais Eletricas Brasileiras S.A. ADR...............................       785,758
 60,822,900 Centrais Eletricas Brasileiras S.A., Preferred Shares.................       831,856
      6,970 Companhia Cervecerias Unidas S.A.(a)..................................       154,386
  7,671,800 Companhia Brasileira de Distribuicao Grupo Pao de Acucar S.A..........       148,564
     25,280 Companhia Brasileira de Distribuicao Grupo Pao de Acucar S.A. ADR.....       487,904
  9,197,400 Companhia de Bebidas das Americas S.A.................................     1,726,923
      9,500 Companhia de Bebidas das Americas S.A. ADR............................       178,980
 28,158,200 Companhia Energetica de Minas Gerais, Preferred Shares*...............       293,614
     45,900 Companhia Paranaense de Enargia - Copel, Preferred Class B Shares ADR.       330,480
  1,565,300 Companhia Saneamento Basico SAO Paolo S.A., Preferred Shares..........       100,938
 47,955,709 Companhia Siderurgica Nacional S.A., Preferred Shares(a)..............       679,871
     95,735 Companhia Vale do Rio Doce, Preferred Shares ADR......................     1,925,211
    705,167 Copene Petroquimica do Nordeste S.A., Preferred Class A Shares........       120,246
  3,203,000 Eletropaulo Metropolitana Electricid de Sao Pao S.A., Preferred Shares        89,146
     62,800 Embraer Brasileira de Aeronautica S.A.................................       345,880
     15,907 Embraer Brasileira de Aeronautica S.A. ADR............................       415,173
 40,381,600 Embratel Participacoes S.A. ADR.......................................       186,632
     41,930 Embratel Participacoes S.A., Preferred Shares.........................       169,817
  9,238,404 Gerdau Metalurgica S.A., Preferred Shares.............................       106,834
 12,935,000 Gerdau S.A., Preferred Shares.........................................        83,918
    769,600 Investimentos Itau S.A., Preferred Shares.............................       584,437
     76,283 Petroleo Brasileiro S.A. ADR(a).......................................     1,713,924
    198,884 Petroleo Brasileiro S.A., Preferred Shares............................     4,270,210
     41,575 Souza Cruz S.A........................................................       183,510
103,089,000 Tele Celular Sul Participacoes S.A. ADR...............................       131,336
103,127,207 Tele Centro Oeste Celular Participacoes S.A...........................       210,216
     22,905 Tele Centro Oeste Celular Participacoes S.A. ADR(a)...................       139,721
      2,930 Tele Nordeste Celular Participacoes S.A. ADR..........................        67,419
 46,991,700 Tele Nordeste Celular Participacoes S.A., Preferred Shares............        53,605
      9,336 Tele Norte Leste Participacoes S.A. ADR...............................       101,762
122,181,656 Tele Norte Leste Participacoes S.A., Preferred Shares.................     1,273,460
      1,000 Tele Sudeste Celular Participacoes S.A................................             3
  1,712,500 Telecomunicacoes de Minas Gerais S.A., Preferred Class A Shares.......        83,913
        576 Telecomunicacoes de Sao Paulo S.A., Preferred Shares..................             6
      1,300 Telemig Celular Participacoes S.A. ADR................................        35,425
 90,165,000 Telemig Celular Participacoes S.A., Preferred Shares..................       123,000
      9,720 Telesp Celular Participacoes S.A. ADR(a)..............................       125,680
 71,430,786 Telesp Celular Participacoes S.A., Preferred Shares...................       371,014
 13,265,988 Uniao de Bancos Brasileiros S.A.......................................       327,992
     13,300 Unibanco GDR..........................................................       259,616
     57,843 Usinas Siderurgicas de Minas Gerais S.A., Preferred Shares............       133,261
  9,891,800 Votorantim Celulose Papel S.A., Preferred Shares......................       279,188
                                                                                   -------------
                                                                                      22,379,440
                                                                                   -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
---------------------------------------------------------------------------------

 Shares                           Security                             Value
---------------------------------------------------------------------------------

Chile -- 1.4%
    2,932 Banco de A. Edwards ADR................................. $      51,838
   11,000 Banco Santander Chile ADR(a)............................       209,000
   59,080 Compania Telecomunicaciones de Chile S.A.*..............       748,544
    1,900 Cristalerias de Chile S.A. ADR..........................        39,425
   31,350 Distribucion y Servicio D&S S.A. ADR(a).................       469,937
   26,100 Embotelladora Andina S.A. ADR(a)........................       355,221
   52,218 Empresa Nacional S.A. ADR...............................       559,777
   31,222 Enersis S.A. ADR(a).....................................       458,027
   10,850 Maderas y Sinteticos S.A................................       145,933
    4,650 Sociedad Quimica & Minera de Chile S.A. ADR.............        96,720
    5,850 Vina Concha y Toro ADR(a)...............................       265,005
                                                                   -------------
                                                                       3,399,427
                                                                   -------------

China -- 3.3%
2,041,000 China Mobile Ltd.*(b)...................................     6,371,747
1,462,000 China Petroleum & Chemical Corp. Ltd....................       213,682
1,384,000 China Shipping Development Co. Ltd......................       216,477
  292,000 China Southern Airlines Co. Ltd.*(a)....................        77,681
  116,000 China Unicom Ltd.*......................................       145,004
  129,000 CNOOC Ltd...............................................       127,349
  276,000 Cosco Pacific Ltd.......................................       146,850
1,019,000 Legend Holdings Ltd.(a).................................       483,384
                                                                   -------------
                                                                       7,782,174
                                                                   -------------

Czech Republic -- 0.5%
   40,471 Ceska Sporitelna A.S.*..................................       287,804
   46,703 Cesky Telecom A.S.......................................       324,442
  126,742 CEZ A.S.................................................       260,509
    7,891 Komercni Bank A.S.*.....................................       199,597
    1,220 Philip Morris CR A.S....................................       204,681
                                                                   -------------
                                                                       1,277,033
                                                                   -------------

Egypt -- 0.3%
    4,600 Al Ahram Beverages Co. S.A.E.*..........................        40,135
   13,100 Commercial International Bank...........................       113,073
    5,300 Eastern Co. for Tobacco & Cigarettes....................        73,973
   18,700 Egyptian Co. for Mobile Services*.......................       253,849
        2 Madinet NSAR............................................            10
    3,341 Misr International Bank.................................        26,251
   10,775 Orascom Construction Industries*........................        85,521
    5,800 Orascom Telecommunications*.............................        25,120
   11,470 Suez Cement Co. ADR.....................................        98,546
                                                                   -------------
                                                                         716,478
                                                                   -------------

Hong Kong -- 1.9%
  442,700 Beijing Datang Power Generation Co. Ltd., Class H Shares       148,989
   82,000 Beijing Enterprises Holdings Ltd........................        84,630
  634,000 China Merchants Holdings International Co. Ltd.(a)......       402,356
2,740,000 China Overseas Land Ltd.................................       439,114
  365,000 Citic Pacific Ltd.......................................       809,572
1,253,400 Denway Motors Ltd.......................................       337,462
  210,000 Guangshen Railway Co. Ltd...............................        32,039


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Emerging Markets Equity Investments
      ---------------------------------------------------------------------

       Shares                     Security                       Value
      ---------------------------------------------------------------------

      Hong Kong -- 1.9% (continued)
      1,020,000 Huaneng Power International, Inc............ $     562,322
      5,321,500 PetroChina Co. Ltd..........................     1,084,795
        109,000 Shanghai Industrial Holdings Ltd............       169,094
      1,750,000 TCL International Holdings Ltd.(a)..........       213,147
        834,000 Yanzhou Coal Mining Co. Ltd.................       251,276
        242,000 Zhejiang Expressway Co. Ltd.................        49,022
                                                             -------------
                                                                 4,583,818
                                                             -------------

      Hungary -- 1.0%
          7,128 Gedeon Richter RT. GDR+.....................       412,100
        111,841 Magyar Tavkozesi RT.........................       283,603
         51,716 Magyar Tavkozesi RT. ADR....................       656,793
          5,955 MOL Magyar Olaj-es Gazipari RT..............        87,092
         23,563 MOL Magyar Olaj-es Gazipari RT. GDR+........       347,700
          6,330 OTP Bank RT.................................       333,271
          3,860 OTP Bank RT. GDR+...........................       201,994
                                                             -------------
                                                                 2,322,553
                                                             -------------

      India -- 2.4%
          5,800 DR. Reddy's Laboratories Inc. GDR*..........       134,792
          2,400 HDFC Bank ADR*..............................        37,200
         15,500 Infosys Technologies Ltd. ADR...............       813,750
         64,220 ITC Ltd. GDR+...............................     1,075,685
         81,500 Larsen & Toubro Ltd. GDR+...................       829,263
         66,100 Mahanagar Telephone Nigam Ltd. GDR..........       343,720
         70,000 Mahindra & Mahindra Ltd. GDR................       115,500
         36,300 Ranbaxy Laboratories Ltd. GDR...............       540,870
         15,200 Reliance Industries Ltd. GDR................       219,640
         82,320 State Bank Of India Ltd. GDR+...............       744,996
         30,268 Videsh Sanchar Nigam Ltd. GDR*..............       344,747
         16,800 Wipro Ltd.*.................................       546,672
                                                             -------------
                                                                 5,746,835
                                                             -------------

      Indonesia -- 0.3%
        292,500 PT Astra International Tbk*.................        78,385
        166,500 PT Gudang Garam Tbk.........................       229,202
         44,500 PT HM Sampoerna Tbk.........................        84,606
         76,000 PT Indosat Tbk..............................        79,323
      1,111,500 PT Telekomunikasi Indonesia, Series B Shares       369,977
                                                             -------------
                                                                   841,493
                                                             -------------

      Israel -- 3.1%
        334,794 Bank Hapoalim Ltd...........................       761,967
        384,168 Bank Leumi Le-Israel........................       772,482
        403,010 Bezeq Israeli Telecommunication Corp. Ltd.*.       562,625
         52,363 Check Point Software Technologies Ltd.(a)...     1,675,092
         26,294 Clal Industries Ltd.*.......................       152,076
          5,908 ECI Telecom Ltd.............................        23,632
          7,734 Elbit Systems Ltd...........................       124,666
         10,413 IDB Holding Corp. Ltd.......................       257,271
        351,276 Israel Chemicals Ltd........................       353,337
            710 Israel Corp. Ltd.*..........................        75,430


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
----------------------------------------------------------------------------------------

 Shares                              Security                                 Value
----------------------------------------------------------------------------------------

Israel -- 3.1% (continued)
    1,045 Koor Industries Ltd.*.......................................... $      33,812
  106,952 Migdal Insurance Holding.......................................       116,337
    6,794 Orbotech, Ltd.*................................................       157,417
    9,912 Osem Investment Ltd............................................        73,142
    1,300 Property & Building Corp. Ltd.*................................        88,578
   13,236 Supersol Ltd...................................................        50,124
   30,174 Teva Pharmaceutical Industries Ltd. ADR........................     2,138,769
                                                                          -------------
                                                                              7,416,757
                                                                          -------------

Malaysia -- 4.5%
  119,000 AMMB Holdings Berhad...........................................       106,474
   80,000 British American Tobacco (Malaysia) Berhad.....................       736,842
  140,000 Commerce Asset-Holding Berhad..................................       287,368
  246,000 Gamuda Berhad..................................................       277,073
  282,000 IOI Corp. Berhad...............................................       271,611
  155,000 Kuala Lumpur Kepong Berhad.....................................       222,303
   51,000 Malakoff Berhad................................................       127,500
  598,000 Malayan Banking Berhad.........................................     1,935,632
  277,000 Malaysian International Shipping Corp. Berhad..................       521,197
   30,000 Malaysian Pacific Industries Berhad............................       108,158
   49,000 Nestle (Malaysia) Berhad.......................................       264,342
  169,000 Oriental Holdings Berhad.......................................       163,663
  845,400 Public Bank Berhad.............................................       649,623
  404,000 Resorts World Berhad...........................................       707,000
  407,000 Sime Darby Berhad..............................................       509,821
  173,000 Tanjong PLC....................................................       336,895
  494,000 Telekom Malaysia Berhad........................................     1,391,000
  707,000 Tenaga Nasional Berhad.........................................     2,009,368
                                                                          -------------
                                                                             10,625,870
                                                                          -------------

Mexico -- 13.3%
  240,681 Alfa, S.A., Class A Shares.....................................       313,903
3,573,090 America Movil S.A. de C.V......................................     3,521,697
   44,606 America Movil S.A. de C.V. ADR.................................       751,165
  206,949 Cemex S.A. de C.V..............................................     1,396,376
   45,011 Cemex S.A. de C.V. ADR.........................................     1,159,033
   17,800 Coca Cola Femsa, S.A. de C.V...................................       389,998
  101,000 Consorcio ARA S.A. de C.V.*....................................       153,554
  350,000 Controladora Comercial Mexicana S.A. de C.V....................       304,067
   43,000 Corp. Interamericana de Entretenimiento, S.A.*.................       142,189
  330,000 Desc S.A. de C.V., Series B Shares.............................       172,015
   26,000 Empresas ICA Sociedad Controladora S.A. de C.V. ADR*...........        58,500
  136,454 Fomento Economico Mexicano, S.A. de C.V........................       531,976
   14,434 Fomento Economico Mexicano, S.A. de C.V. ADR...................       562,926
   12,900 Grupo Aeroportuario del Sureste S.A. de C.V. ADR*..............       212,850
   94,164 Grupo Carso S.A. de C.V., Series A1 Shares*....................       340,953
  161,000 Grupo Continental, S.A.........................................       244,774
  543,000 Grupo Elektra S.A. de C.V., Series L Shares....................       455,227
   40,000 Grupo Financiero Banamex Accival, S.A. de C.V., Series B Shares        79,926
2,746,300 Grupo Financiero Banorte S.A. de C.V.*.........................     2,287,465
  523,900 Grupo Financiero BBVA Bancomer, S.A. de C.V., Series L Shares..       436,370
        1 Grupo Financiero Inbursa, S.A. de C.V.*........................             4


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
---------------------------------------------------------------------------------

 Shares                           Security                             Value
---------------------------------------------------------------------------------

Mexico -- 13.3% (continued)
   11,492 Grupo Iusacell S.A. de C.V. ADR*........................ $      48,266
  270,900 Grupo Mexico S.A., Series B Shares......................       544,242
  969,000 Grupo Modelo S.A. de C.V................................     2,344,499
  365,856 Grupo Televisa S.A. GDR*(a).............................     2,537,329
  172,000 Kimberly-Clark de Mexico, S.A. de C.V., Class A Shares..       537,004
   30,000 Organizacion Soriana S.A. de C.V., Series B Shares*.....        73,628
   17,610 Pepsi-Gemex S.A.*.......................................        16,638
3,313,300 Telefonos de Mexico S.A. de C.V., Series L Shares.......     6,037,593
   48,924 Telefonos de Mexico S.A. de C.V., Series L Shares ADR(a)     1,783,769
   29,610 Tubos de Acero de Mexico de C.V. S.A....................       326,894
   75,000 Vitro S.A. de C.V.......................................        75,745
  983,600 Walmart de Mexico S.A. de C.V., Series C Shares.........     2,415,073
  580,642 Walmart de Mexico S.A. de C.V., Series V Shares.........     1,305,239
                                                                   -------------
                                                                      31,560,887
                                                                   -------------

Panama -- 0.0%
    6,500 Panamerican Beverages, Inc., Class A Shares.............       124,605
                                                                   -------------

Peru -- 0.5%
   34,300 Compania de Minas Buenaventura S.A. ADR.................       658,217
   37,050 Credicorp Ltd...........................................       342,713
  451,512 Volcan Compania Minera S.A..............................        66,113
                                                                   -------------
                                                                       1,067,043
                                                                   -------------

Phillipines -- 0.3%
1,165,000 Ayala Corp..............................................       148,480
   87,000 Manila Electric Co., Class B Shares*....................        75,912
   15,600 Philippine Long Distance Telephone Co...................       148,353
  106,700 San Miguel Corp., Class B Shares........................       116,115
1,238,000 SM Prime Holdings.......................................       145,647
                                                                   -------------
                                                                         634,507
                                                                   -------------

Poland -- 1.4%
   20,633 Agora S.A.*.............................................       221,805
   34,023 Bank Pekao S.A.*........................................       539,494
   81,718 Bank Polska Kasa Opieki S.A. ADR+.......................       686,431
   23,677 Bank Zachodni WBK S.A.*.................................       204,618
    6,110 BRE Bank S.A............................................       138,878
   92,322 Elektrim Spolka Akcyjna S.A.*...........................       448,101
   30,591 KGHM Polska Miedz S.A...................................       224,844
  286,541 Telekomunikacja Polska S.A.*............................       868,219
                                                                   -------------
                                                                       3,332,390
                                                                   -------------

Russia -- 6.1%
   32,196 OAO Gazprom ADR.........................................       321,960
  108,093 OAO LUKOIL Holding(a)...................................     4,769,604
   15,098 Mobile Telesystems ADR*.................................       393,303
   38,941 Norilsk Nickel ADR*(a)..................................       632,791
  273,548 RAO Unified Energy System*(a)...........................     2,967,996
  276,649 Surgutneftegaz ADR(a)...................................     3,534,944
   35,146 YUKOS ADR(a)............................................     1,920,026
                                                                   -------------
                                                                      14,540,624
                                                                   -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


         Emerging Markets Equity Investments
         --------------------------------------------------------------

          Shares                 Security                    Value
         --------------------------------------------------------------

         Singapore -- 1.5%
           225,000 Capitaland Ltd....................... $     235,142
            90,000 DBS Group Holdings Ltd...............       708,010
           455,000 Neptune Orient Lines Ltd.*...........       259,963
           135,000 Oversea-Chinese Banking Corp. Ltd....       852,713
           287,000 SembCorp Industries Ltd..............       245,553
            63,800 Singapore Airlines Ltd...............       439,621
            45,000 Singapore Press Holdings Ltd.........       511,628
           315,000 Singapore Telecommunications Ltd.(a).       365,375
                                                         -------------
                                                             3,618,005
                                                         -------------

         South Africa -- 12.5%
           289,000 ABSA Group Ltd.(c)...................     1,337,153
            50,300 AECI Ltd.............................        99,656
           156,000 African Bank Investments Ltd.........       150,835
           473,358 Anglo American Platinum Corp. Ltd.(c)     8,286,263
            20,650 Anglogold Ltd........................       727,604
            36,100 Barloworld Ltd.......................       249,686
           709,200 BOE Ltd..............................       378,617
           101,300 Comparex Holdings Ltd.*..............       136,403
           418,164 Dimension Data Holdings PLC*.........       694,534
         1,764,420 FirstRand Ltd........................     1,785,541
            92,800 Foschini Ltd.........................        84,993
           109,865 Gold Fields Ltd......................       471,827
            32,620 Impala Platinum Holdings Ltd.(a).....     1,416,393
           104,110 Imperial Holdings Ltd................       852,237
            27,000 Investec Group Ltd...................       640,638
           165,030 Iscor Ltd............................       573,653
            65,900 JD Group Ltd.........................       316,635
             7,967 Johnnic Holdings Ltd.................        48,204
            84,575 Liberty Group Ltd....................       569,914
           379,900 M-Cell Ltd.(a).......................       658,023
           223,800 Murray & Roberts Holdings Ltd.*......       199,132
            24,600 Naspers Ltd..........................        77,631
            66,296 Nedcor Ltd...........................     1,226,333
           160,000 Old Mutual PLC.......................       322,692
            92,100 Pick'n Pay Stores Ltd................       119,098
           433,900 Profurn Ltd..........................        28,827
           154,300 Remgro Ltd...........................     1,092,846
           833,700 Sanlam Ltd...........................     1,058,309
           104,820 Sappi Ltd............................     1,053,286
           250,740 Sasol Ltd.(b)........................     2,326,211
           230,620 South African Breweries PLC..........     1,707,263
            84,739 Standard Bank Investment Corp. Ltd...       344,315
            22,100 Tiger Brands Ltd.....................       161,245
            37,800 The Tongaat-Hulett Group Ltd.........       214,133
            82,150 Venfin Ltd...........................       172,504
                                                         -------------
                                                            29,582,634
                                                         -------------

         South Korea -- 14.7%
             1,830 Cheil Communications Co..............       139,954
             3,640 Cheil Jedang Corp....................       109,699
            46,300 DaeDuck Electronics Co., Ltd.........       355,178


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Emerging Markets Equity Investments
        -----------------------------------------------------------------

         Shares                   Security                     Value
        -----------------------------------------------------------------

        South Korea -- 14.7% (continued)
            1,615 Daum Communications Corp.*.............. $      41,086
           36,390 Good Morning Securities Co.*............       118,214
           18,625 H&CB....................................       414,051
           19,630 Hana Bank...............................       149,050
           72,000 Hanwha Chemical Corp.*..................       165,699
           10,810 Hotel Shilla Co.........................        56,694
           22,590 Hyosung Corp............................       234,299
           11,360 Hyundai Department Store Co., Ltd.......       135,609
            2,740 Hyundai Heavy Industries Co.............        49,545
           55,165 Hyundai Motor Co. Ltd...................       919,777
           39,030 Hyundai Securities Co. Ltd..............       226,695
          164,897 Kookmin Bank............................     2,220,140
           19,000 Kookmin Credit Card Co., Ltd............       542,114
           56,050 KorAm Bank Ltd..........................       330,377
          194,141 Korea Electric Power Corp...............     3,442,109
           39,305 Korea Telecom Corp......................       817,151
           22,780 Korea Telecom Corp. ADR.................       909,417
           11,500 Korea Telecom Freetel Ltd.*.............       297,064
           19,126 Korean Air Co., Ltd.....................        96,566
            4,130 Kumgang Korea Chemical Co. Ltd..........       213,370
          126,300 Land & House Pub Co., Ltd.*.............       114,597
           11,460 LG Cable Ltd............................       148,913
           36,431 LG Chemical Ltd.*.......................       456,279
            9,600 LG Electronics Inc......................        96,939
           15,708 LG Household & Health Care Ltd.*........       302,479
           20,550 LG Investment & Securities Co., Ltd.....       132,710
            1,770 Nong Shim Co. Ltd.*.....................        72,047
           21,821 Pohang Iron & Steel Co., Ltd............       379,904
           31,520 Pohang Iron & Steel Co., Ltd. ADR.......     2,232,924
           20,230 Samsung Corp.(b)........................       101,665
           35,930 Samsung Electro Mechanics Co., Ltd......     1,019,540
           59,404 Samsung Electronics.....................     8,723,822
            9,145 Samsung Fire & Marine Insurance.........       269,160
           31,690 Samsung Heavy Industries Ltd.*..........        94,264
           17,980 Samsung SDI Co., Ltd....................       745,941
           56,800 Samsung Securities Co., Ltd.............     1,431,671
           82,820 Shinhan Bank............................       810,372
            4,132 Shinsegae Department Stores Co..........       291,100
            6,930 Sk Corp.................................        70,521
            8,078 Sk Global...............................        45,464
           29,910 SK Telecom Co., Ltd.....................     5,267,906
            1,550 S-Oil Corp..............................        47,622
                                                           -------------
                                                              34,839,698
                                                           -------------

        Taiwan -- 11.2%
          262,750 Acer Communications & Multimedia Inc....       251,108
          170,759 Acer Inc................................        74,673
           89,393 Advanced Semiconducter Engineering Inc.*        49,706
           97,674 Asia Cement Corp........................        32,388
          232,619 Asustek Computer Inc....................       848,827
        1,034,000 Bank Sinopac*...........................       447,677
        1,522,899 Cathay Life Insurance Co., Ltd..........     1,812,660


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


      Emerging Markets Equity Investments
      ---------------------------------------------------------------------

       Shares                     Security                       Value
      ---------------------------------------------------------------------

      Taiwan -- 11.2% (continued)
         84,500 Charoen Pokphand Foods Public Co., Ltd...... $      99,671
      1,111,480 China Development Industrial Bank*..........       766,094
         39,060 China Motor Co., Ltd........................        24,434
        238,000 China Resources Enterprise Ltd.(a)..........       277,674
      2,110,232 China Steel Corp............................       751,690
        890,571 Chinatrust Commercial Bank..................       595,777
        749,000 Chung HWA Pulp Corp.........................       170,277
        355,000 Chunghwa Telecom Co., Ltd...................       465,725
      1,018,125 Compal Electronics Inc......................       925,836
        200,000 Compeq Manufacturing Co., Ltd.*.............       278,019
         65,231 Delta Electronics Inc.......................        96,345
         65,046 Evergreen Marine Corp.......................        32,401
        138,602 Far Eastern Department Stores Ltd...........        28,298
      1,320,448 Far Eastern Textile Ltd.....................       564,049
         80,200 Faraday Technology Corp.....................       289,166
      1,059,620 First Commercial Bank.......................       573,846
        159,077 Formosa Chemicals & Fibre Corp..............       112,870
      1,197,044 Formosa Plastics Corp.......................     1,265,337
        373,000 Fubon Insurance Co..........................       370,515
        411,901 Hon Hai Precision Industry Co., Ltd.........     1,592,493
         93,555 Hua Nan Commercial Bank.....................        51,207
        199,078 International Commercial Bank of China......       113,578
        460,075 Macronix International Co., Ltd.*...........       326,436
         75,900 Mosel Vitelic Inc.*.........................        24,948
      1,369,809 Nan Ya Plastic Corp.........................     1,051,258
        156,652 Pacific Electrical Wire & Cable Co., Ltd.*..        36,520
        134,813 President Chain Store Corp..................       294,769
        128,750 Quanta Computer Inc.........................       287,105
        324,300 Ritek Corp..................................       355,011
         33,341 Sunplus Technology Co., Ltd. GDR*+..........       163,372
         86,520 Taiwan Cement Corp..........................        23,177
         65,945 Taiwan Glass Industrial Corp................        40,297
      3,312,707 Taiwan Semiconductor Manufacturing Co. Ltd.*     6,139,972
        116,600 Uni-President Enterprise Co.................        47,275
      2,889,797 United Microelectronics Corp. Ltd.*.........     3,330,840
        197,270 United World Chinese Commercial Bank........       123,972
         39,000 Via Technologies Inc........................       189,748
        948,530 Winbond Electronics Corp....................       497,202
        151,000 Yageo Corp.*................................       110,637
      1,026,740 Yuanta Securities Corp......................       594,694
         81,625 Yulon Motor Co., Ltd........................        36,167
                                                             -------------
                                                                26,635,741
                                                             -------------

      Thailand -- 1.7%
         72,475 Advanced Information Service Public Co. Ltd.       854,871
        137,600 Bangkok Bank Public Co. Ltd.*...............       151,380
        430,000 Bangkok Expressway Public Co. Ltd. Foreign..        96,563
        120,700 BEC World Public Co. Ltd. Foreign...........       728,279
         25,360 Delta Electronics Public Co. Ltd. Foreign...       127,706
        161,900 Elektricity Generating Public Co. Ltd.......       159,751
         14,300 Hana Microelectronics Public Co. Ltd........        23,031
        173,000 PTT Exploration & Production Public Co. Ltd.       459,136


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


 Emerging Markets Equity Investments
 -------------------------------------------------------------------------------

   Shares                          Security                           Value
 -------------------------------------------------------------------------------

 Thailand -- 1.7% (continued)
     692,300 Ratchaburi Electricity Generating Holding Co. Ltd... $     255,186
       5,000 Shin Corp Public Co. Ltd............................        22,683
      15,300 Siam Cement*........................................       208,234
      49,500 Siam City Cement Public Co. Ltd.....................       161,688
     308,200 Siam Commercial Bank Co. Ltd.*......................       141,569
      32,000 Siam Makro Co. Ltd. Foreign.........................        32,483
     503,700 TelecomAsia Public Co. Ltd.*........................       179,954
     578,000 Thai Farmers Bank Public Co. Ltd.*(a)...............       291,721
      36,800 Thai Union Frozen Products Public Co. Ltd...........        55,094
                                                                  -------------
                                                                      3,949,329
                                                                  -------------

 Turkey -- 0.6%
     367,000 Aktas Electric Ticaret A.S.*........................        11,880
   4,311,100 Anadolu Efes Biracilik ve Malt Sanayii A.S..........       155,709
   8,698,050 Arcelik A.S.........................................        55,216
         207 Beko Elektonik A.S.*................................             1
  16,311,058 Dogan Sirketler Grubu Holdings A.S.*................        18,150
  10,729,600 Eregli Demir ve Celik Fabrikalari T.A.S*............       111,563
   8,910,250 Ford Otomotiv Sanayi A.S.*..........................        91,020
   1,147,100 Migros Turk T.A.S...................................        72,818
   3,813,000 Sabah Yayincilik A.S.*..............................         1,482
   7,140,100 Tofas Turk Otomobil Fabrik A.S.*....................        65,123
   3,769,400 Tupras-Turkiye Petrol Rafinerileri A.S..............        88,012
   4,534,581 Turkcell Iletisim Hizmetleri A.S....................        16,213
 111,639,264 Turkiye Garanti Bankasi A.S.*.......................       153,627
  70,634,188 Turkiye Is Bankasi, Class C Shares..................       360,773
  28,436,770 Vestel Elektronik Sanayi ve Ticaret A.S.*...........        52,392
  78,166,585 Yapi ve Kredi Bankasi A.S...........................       176,809
                                                                  -------------
                                                                      1,430,788
                                                                  -------------

 United States -- 2.1%
      41,500 Chile Fund, Inc.....................................       375,575
         518 Comverse Technology Inc.*...........................        13,023
     219,250 The India Fund Inc.*................................     2,030,255
     148,625 Jardine Fleming India Fund Inc.*....................     1,120,633
      21,500 Morgan Stanley India Investment Fund................       179,525
      60,000 Reliance Industries ADR(a)..........................       897,000
      15,450 Southern Peru Copper Corp...........................       185,400
      39,000 TV Azteca S.A. de C.V.*.............................       238,680
                                                                  -------------
                                                                      5,040,091
                                                                  -------------

 Venezuela -- 1.0%
      55,750 Compania Anonima Nacional Telefonos de Venezuela ADR     1,432,218
                                                                  -------------
             TOTAL STOCK
             (Cost -- $257,066,869)..............................   224,880,438
                                                                  -------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Emerging Markets Equity Investments
-----------------------------------------------------------------------------------------------------------------------------

   Face
  Amount                                                        Security
-----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
$12,000,000 CIBC Wood Gundy Securities Inc., 3.550% due 9/4/01; Proceeds at maturity -- 12,004,733; (Fully collateralized by
             U.S. Treasury Bills, due 10/25/01; Market value -- $12,366,948) (Cost -- $12,000,000)..........................

            TOTAL INVESTMENTS -- 100%
            (Cost -- $269,066,869**)........................................................................................





                                                    Security                                                         Value
--------------------------------------------------------------------------------------------------------------------------------

CIBC Wood Gundy Securities Inc., 3.550% due 9/4/01; Proceeds at maturity -- 12,004,733; (Fully collateralized by
 U.S. Treasury Bills, due 10/25/01; Market value -- $12,366,948) (Cost -- $12,000,000).......................... $   12,000,000
                                                                                                                 --------------
TOTAL INVESTMENTS -- 100%
(Cost -- $269,066,869**)........................................................................................   $236,880,438
                                                                                                                 ==============

--------
 * Non-income producing security.
(a)All or a portion of this security is on loan. (See Note 12).
(b)All or a portion of this security is segregated for futures contract commitments.
(c)All or a portion of this security is segregated for foreign exchange contract.
 + Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Fixed Income Investments
--------------------------------------------------------------------------------

    Face
   Amount+                         Security                          Value
--------------------------------------------------------------------------------
BONDS -- 100.0%

Australia -- 0.9%
    1,445,000 Cable & Wireless Optus Finance, 6.000% due 3/30/07 $    1,347,221
                                                                 --------------

Austria -- 2.3%
  391,000,000 Oesterreich Kontrollbank, 1.800% due 3/22/10(a)...      3,499,795
                                                                 --------------

Canada -- 9.6%
              Canadian Government:
   10,280,000   5.500% due 6/1/09...............................      6,731,970
    2,800,000   6.000% due 6/1/11...............................      1,896,651
  683,000,000   Province of Ontario, 1.875% due 1/25/10(a)......      6,111,445
                                                                 --------------
                                                                     14,740,066
                                                                 --------------

France -- 2.7%
    4,200,000 Government of France, 6.000% due 10/25/25(b)......      4,074,706
                                                                 --------------

Germany -- 22.1%
              Bundesobligation:
    9,000,000   4.500% due 2/22/02..............................      8,187,838
   11,500,000   4.500% due 5/17/02..............................     10,476,863
    1,800,000   5.000% due 8/19/05..............................      1,683,445
    7,900,000   Bundesrepublic Deutshland, 5.250% due 1/4/11(c).      7,447,517
  666,000,000   Deutsche Ausgleichsbank, 1.850% due 9/20/10.....      5,971,799
                                                                 --------------
                                                                     33,767,462
                                                                 --------------

Greece -- 1.8%
    3,346,000 Public Power Corp., 4.500% due 3/12/09(a)(b)......      2,826,884
                                                                 --------------

Japan -- 16.7%
  398,000,000 Development Bank of Japan, 1.750% due 6/21/10(a)..      3,514,740
    4,200,000 Japan Financial Corp., 6.375% due 3/9/04..........      6,212,176
1,908,000,000 Japan Government Bond, 1.200% due 6/20/11(c)......     15,818,098
                                                                 --------------
                                                                     25,545,014
                                                                 --------------

Mexico -- 3.0%
   40,300,000 Mexican Bonos De Desarrollo, 14.500% due 5/12/05..      4,659,104
                                                                 --------------

Netherlands -- 3.8%
    6,400,000 Netherlands Government, 4.750% due 2/15/03(b).....      5,876,530
                                                                 --------------

Norway -- 7.7%
              Norwegian Government:
   28,000,000   6.750% due 1/15/07(a)...........................      3,202,724
   77,710,000   6.000% due 5/16/11..............................      8,503,954
                                                                 --------------
                                                                     11,706,678
                                                                 --------------

Poland -- 4.3%
              Poland Government Bond:
    1,250,000   8.500% due 2/12/05..............................        254,708
   17,993,000   8.500% due 6/12/05..............................      3,635,100


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


International Fixed Income Investments
-----------------------------------------------------------------------------------------------

   Face
  Amount+                                 Security                                   Value
-----------------------------------------------------------------------------------------------

Poland -- 4.3% (continued)
 11,500,000   6.000% due 11/24/09............................................... $   1,863,511
  4,430,000   Zero coupon due 4/21/03...........................................       845,387
                                                                                 -------------
                                                                                     6,598,706
                                                                                 -------------

South Africa -- 1.5%
 17,004,000 Republic of South African, 13.000% due 8/31/10(a)...................     2,269,718
                                                                                 -------------

Supranational -- 2.9%
417,000,000 Inter-American Development Bank, 1.900% due 7/8/09(a)(b)............     3,766,332
  6,000,000 International Bank Reconstruction & Development, 15.875% due 2/28/03       676,657
                                                                                 -------------
                                                                                     4,442,989
                                                                                 -------------

Sweden -- 12.1%
            Swedish Government:
 62,100,000   6.000% due 2/9/05.................................................     6,194,750
 20,800,000   3.500% due 4/20/06................................................     1,887,715
 44,700,000   5.000% due 1/28/09................................................     4,258,507
 35,900,000   6.750% due 5/5/14.................................................     3,881,249
  2,360,000   Birka Energi AB, 6.375% due 11/3/06(b)............................     2,249,400
                                                                                 -------------
                                                                                    18,471,621
                                                                                 -------------

United Kingdom -- 4.0%
  1,330,000 Conversion, 9.000% due 7/12/11......................................     2,554,037
            France Telecom:
    310,000   8.625% due 8/1/08.................................................       468,089
    790,000   8.875% due 6/1/09.................................................     1,199,461
    840,000 Marconi Corp., 6.375% due 3/30/10(b)................................       504,331
  1,570,000 Standard Chartered Bank, 5.375% due 5/6/09..........................     1,364,609
                                                                                 -------------
                                                                                     6,090,527
                                                                                 -------------

United States -- 4.6%
  1,780,000 CIT Group Inc., 5.500% due 5/16/05..................................     1,647,992
  1,500,000 Freddie Mac, 5.250% due 1/15/06.....................................     1,403,359
  1,040,000 Household Finance Corp., 5.125% due 6/24/09(c)......................       908,628
    760,000 Reed Elsevier Capital, 5.750% due 7/31/08...........................       700,081
  2,430,000 Worldcom Inc., 6.750% due 5/15/08(a)................................     2,260,603
                                                                                 -------------
                                                                                     6,920,663
                                                                                 -------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $151,751,054**)............................................  $152,837,684
                                                                                 =============

--------
 + Represents local currency.
(a)All or a portion of this security is on a loan (See Note 12).
(b)All or a portion of this security is segregated for extended settlements.
(c)All or a portion of this security is segregated for open forward foreign currency contracts.
** Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
------------------------------------------------------

Shares             Security                 Value
------------------------------------------------------
COMMON STOCK -- 51.9%

Aerospace -- 0.8%
   700 General Dynamics Corp............ $     55,272
 3,300 Lockheed Martin Corp.+...........      131,538
 2,000 United Technologies Corp.........      136,800
                                         ------------
                                              323,610
                                         ------------

Applications Software -- 2.1%
14,000 Microsoft Corp.*+................      798,700
 2,700 Siebel Systems, Inc.*+...........       58,320
                                         ------------
                                              857,020
                                         ------------

Banks -- 2.6%
 5,600 Bank of America Corp.............      344,400
 1,600 BBT&T Corporation................       58,848
 3,500 First Union Corp.*+..............      120,470
 6,600 FleetBoston Financial Corp.+.....      243,078
 2,800 SouthTrust Corp..................       68,208
10,580 U.S. Bancorp.....................      256,459
                                         ------------
                                            1,091,463
                                         ------------

Beverages -- 1.6%
 3,500 Anheuser-Busch Co. Inc...........      150,640
 4,400 The Coca-Cola Co.................      214,148
 6,440 PepsiCo, Inc.....................      302,680
                                         ------------
                                              667,468
                                         ------------

Building Material -- 0.1%
   700 American Standard*+..............       48,895
                                         ------------

Cellular Telecom -- 0.2%
 2,200 Western Wireless Corp.*..........       68,046
                                         ------------

Chemicals -- 0.4%
 2,500 Air Products and Chemicals, Inc.+      106,000
 1,800 Eastman Chemical Co..............       69,822
                                         ------------
                                              175,822
                                         ------------

Computers -- 2.4%
 8,500 Dell Computer Corp.*+............      181,730
 2,300 Electronic Data Systems Corp.+...      135,654
 7,500 EMC Corp.*.......................      115,950
 4,400 IBM Corp.+.......................      440,000
 1,600 Lexmark International*...........       83,280
 2,400 Sun Microsystems, Inc.*+.........       27,480
                                         ------------
                                              984,094
                                         ------------

Cosmetics/Personal Care -- 0.4%
 2,200 Avon Products, Inc...............      101,486
 1,500 The Estee Lauder Companies Inc.+.       58,275
                                         ------------
                                              159,761
                                         ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


           Balanced Investments
           ----------------------------------------------------------

           Shares               Security                   Value
           ----------------------------------------------------------

           Data Processing -- 0.3%
            2,000 First Data Corp...................... $    131,700
                                                        ------------

           Distribution/Wholesale -- 0.2%
            2,000 Tech Data Corp.*.....................       81,800
                                                        ------------

           Diversified Financial Services -- 3.9%
            1,100 Danaher Corp.+.......................       61,127
           22,600 General Electric Co.+................      926,148
            1,700 Minnesota Mining & Manufacturing Co..      176,970
              400 SPX Corp.*...........................       46,500
            8,000 Tyco International Ltd.+.............      415,600
                                                        ------------
                                                           1,626,345
                                                        ------------

           Diversified Manufacturing -- 0.3%
            2,800 Honeywell International Inc..........      104,328
                                                        ------------

           Electric -- 1.1%
            2,600 Exelon Corp..........................      141,960
            2,300 PPL Corp.............................       99,705
            1,800 Public Service Enterprise Group Inc.+       83,340
            3,500 Reliant Energy, Inc.+................      105,210
                                                        ------------
                                                             430,215
                                                        ------------

           Electronics -- 2.2%
            2,100 Altera Corp.*........................       59,640
            1,200 Celestica Inc.*......................       43,680
           17,000 Intel Corp.+.........................      475,320
            1,800 Johnson Controls Inc.+...............      131,850
            4,800 Solectron Corp.*+....................       65,280
            2,000 Vishay Intertechnology, Inc.*........       46,660
            1,700 Waters Corp.*........................       56,321
                                                        ------------
                                                             878,751
                                                        ------------

           Enterprise Software/Servers -- 0.4%
           13,100 Oracle Corp.*+.......................      159,951
                                                        ------------

           Finance -- 2.6%
            1,700 Ambac Financial Group Inc............      100,640
            4,600 Fannie Mae...........................      350,566
            1,400 Lehman Brothers Holdings Inc.........       91,910
            6,700 MBNA Corp.+..........................      232,892
            1,300 MGIC Investment Corp.+...............       90,870
            1,100 Morgan Stanley Dean Witter & Co......       58,685
            3,900 Providian Financial Corp.+...........      152,334
                                                        ------------
                                                           1,077,897
                                                        ------------

           Food -- 1.5%
            6,930 Archer-Daniels-Midland Co............       93,070
            2,800 General Mills, Inc...................      124,152
            2,400 H.J. Heinz Co........................      108,432
            1,100 Hershey Foods Corp...................       70,928
            1,000 Kraft Foods, Inc., Class A Shares+...       32,250


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


        Balanced Investments
        -----------------------------------------------------------------

        Shares                   Security                      Value
        -----------------------------------------------------------------

        Food -- 1.5% (continued)
         3,600 Ralston-Ralston Purina Group................ $    117,648
         1,400 W. M. Wrigley Jr. Co........................       70,196
                                                            ------------
                                                                 616,676
                                                            ------------

        Holding Companies - Diversified -- 0.1%
         1,300 Canadian Pacific Ltd........................       47,190
                                                            ------------

        Household Products/Wares -- 0.1%
         1,400 Fortune Brands Inc..........................       53,550
                                                            ------------

        Independent Power Producer -- 0.3%
         4,000 Calpine Corp.*+.............................      132,080
                                                            ------------

        Insurance -- 2.0%
         5,769 American General Corp.......................      451,105
         1,600 CIGNA Corp..................................      144,000
         1,900 The Hartford Financial Services Group, Inc..      123,120
         1,900 The St. Paul Cos., Inc.+....................       79,857
                                                            ------------
                                                                 798,082
                                                            ------------

        Lodging -- 0.2%
         1,600 Marriot International, Inc., Class A Shares+       70,160
                                                            ------------

        Machinery -- 0.2
         1,600 Caterpillar Inc.+...........................       80,000
                                                            ------------

        Media -- 2.3%
        11,550 AOL Time Warner, Inc.*......................      431,393
         2,252 Clear Channel Communications*+..............      113,208
         5,357 Viacom Inc., Class B Shares*+...............      227,137
         6,800 The Walt Disney Co..........................      172,924
                                                            ------------
                                                                 944,662
                                                            ------------

        Medical -- 7.2%
         5,800 Abbott Laboratories.........................      288,260
         4,900 American Home Products Corp.................      274,400
         1,900 Amerisource Bergen*+........................      122,436
         3,300 Amgen, Inc.*................................      212,190
         1,100 Baxter International Inc....................       56,760
         1,000 Cardinal Health, Inc........................       72,940
         1,600 Elan Corp. PLC ADR+.........................       83,120
         1,900 Eli Lilly & Co..............................      147,497
         3,100 Genentech, Inc.*+...........................      142,290
         1,600 Genzyme Corp.*..............................       90,624
         2,466 King Pharmaceuticals Inc.*..................      106,626
         2,200 Medtronic, Inc..............................      100,188
        18,125 Pfizer Inc..................................      694,369
         5,400 Pharmacia Corp..............................      213,840
         2,600 Quest Diagnostics Inc.......................      162,890
         1,300 Schering-Plough Corp........................       49,569
         1,900 UnitedHealth Group Inc......................      129,314
                                                            ------------
                                                               2,947,313
                                                            ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


                 Balanced Investments
                 -----------------------------------------------

                 Shares          Security             Value
                 -----------------------------------------------

                 Mining -- 0.3%
                  3,100 Alcoa Inc.+............... $    118,172
                                                   ------------

                 Motor Manufacturers -- 0.2%
                  1,500 Harley-Davidson Inc.+.....       72,885
                                                   ------------

                 Networking -- 0.6%
                 14,500 Cisco Systems, Inc.*......      236,785
                                                   ------------

                 Oil and Gas Producers -- 3.7%
                  2,000 Anadarko Petroleum Corp.+.      103,500
                  1,700 Apache Corp.+.............       79,781
                  1,300 BP PLC ADR................       66,144
                 14,100 Exxon Mobil Corp..........      566,115
                  1,900 Kerr-McGee Corp.+.........      110,979
                  2,500 Nabors Industries, Inc.*+.       61,300
                  1,900 Noble Drilling Corp.*+....       51,680
                  2,000 Phillip Petroleum Co.+....      115,000
                  5,400 Texaco Inc................      376,110
                                                   ------------
                                                      1,530,609
                                                   ------------

                 Oil and Gas Services -- 0.3%
                  3,200 Halliburton Co.+..........       89,152
                  1,800 Tidewater Inc.............       55,998
                                                   ------------
                                                        145,150
                                                   ------------

                 Paper -- 0.5%
                  2,500 International Paper Co.+..      100,300
                  3,000 Westvaco Corp.............       91,350
                                                   ------------
                                                        191,650
                                                   ------------

                 Pipelines -- 0.3%
                  2,891 El Paso Corp.+............      140,474
                                                   ------------

                 Property -- 0.2%
                  2,200 ACE Ltd...................       72,974
                                                   ------------

                 Retail -- 4.2%
                  2,800 Best Buy Co., Inc.*+......      165,144
                  1,200 BJ's Wholesale Club Inc.*+       58,800
                  3,500 Costco Wholesale Corp.*+..      130,935
                  7,200 The Home Depot, Inc.......      330,840
                  2,600 Kohl's Corp.*+............      144,300
                  6,300 Lowe's Cos., Inc..........      234,360
                  2,300 RadioShack Corp...........       53,820
                  5,000 Target Corp.+.............      173,250
                  9,200 Wal-Mart Stores, Inc......      442,060
                                                   ------------
                                                      1,733,509
                                                   ------------

                 Savings and Loans -- 0.7%
                  1,600 Charter One Financial Inc.       46,720
                  6,700 Washington Mutual Inc.+...      250,848
                                                   ------------
                                                        297,568
                                                   ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
------------------------------------------------------------------------------------------------

  Shares                                  Security                                    Value
------------------------------------------------------------------------------------------------

Semiconductors -- 1.0%
     2,100 Analog Devices, Inc.*+................................................. $    100,338
     1,600 Lam Research Corp.*+...................................................       45,296
     2,100 Linear Technology Corp.................................................       86,268
     1,600 Maxim Integrated Products, Inc.*+......................................       73,936
     1,600 Semtech Corp.*.........................................................       59,728
     1,900 Texas Instruments......................................................       62,890
                                                                                   ------------
                                                                                        428,456
                                                                                   ------------

Telecommunications -- 3.3%
     4,500 AT&T Wireless Services*................................................       69,750
     1,400 Amdocs Ltd.*+..........................................................       53,620
     3,200 General Motors Corp., Class H Shares*..................................       59,680
     3,100 Harris Corp............................................................       90,923
     3,900 Nokia Oyj ADR..........................................................       61,386
     5,887 Qwest Communications International Inc.*...............................      126,571
     8,927 SBC Communications Inc.................................................      365,204
     2,400 Telefonos de Mexico S.A. de C.V. ADR, Class A Shares+..................       87,504
     6,400 Verizon Communications Inc.............................................      320,000
     9,520 WorldCom, Inc.*........................................................      122,427
                                                                                   ------------
                                                                                      1,357,065
                                                                                   ------------

Tobacco -- 0.6%
     5,600 Philip Morris Co., Inc.+...............................................      265,440
                                                                                   ------------

Transportation -- 0.5%
     1,600 Canadian National Railway Co.+.........................................       69,600
     2,300 Norfolk Southern Corp..................................................       42,824
     1,600 United Parcel Service, Inc.............................................       88,367
                                                                                   ------------
                                                                                        200,791
                                                                                   ------------
           TOTAL COMMON STOCK
           (Cost -- $21,386,252)..................................................   21,348,407
                                                                                   ------------
PREFERRED STOCK -- 0.3%

Telecommunication Services -- 0.3%
       110 Centaur Funding Corp., 9.080% Exchangable 4/21/20(a) (Cost -- $114,490)      120,897
                                                                                   ------------

   Face
  Amount
-----------
U.S. TREASURY OBLIGATIONS -- 10.0%
           U.S.Treasury Notes:
$1,590,000   5.750% due 8/15/03++.................................................    1,653,346
   440,000   4.750% due 2/15/04++.................................................      449,658
   335,000   7.000% due 7/15/06++.................................................      372,098
   230,000   5.625% due 5/15/08++.................................................      242,110
   445,000   8.875% due 2/15/19++.................................................      617,851
   165,000   6.625% due 2/15/27++.................................................      190,806
   820,000 U.S. Treasury Strip (Principal), due 2/15/09++.........................      570,179
                                                                                   ------------
           TOTAL U.S. TREASURY OBLIGATIONS
           (Cost -- $3,982,585)...................................................    4,096,048
                                                                                   ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)



Balanced Investments
----------------------------------------------------------------------------------------------------------------

  Face
 Amount  Rating(b)                                    Security                                        Value
----------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 15.0%

Aerospace -- 0.3%
$ 30,000   BBB-    Litton Industries Inc., Debentures, 6.980% due 3/15/36......................... $     31,013
 100,000   A       Systems 2001 Asset Trust, Pass Thru Certificates, 7.156% due 12/15/11(a).......      104,027
                                                                                                   ------------
                                                                                                        135,040
                                                                                                   ------------

Airlines -- 0.4%
  85,000   BBB-    Continental Airlines Inc., Pass Thru Certificates, Series D, 7.568% due 12/1/06       87,091
  57,450   AAA     Northwest Airlines Inc., Company Guaranteed, 7.935% due 4/1/19.................       63,651
                                                                                                   ------------
                                                                                                        150,742
                                                                                                   ------------

Auto Manufacturers -- 0.5%
 200,000   A-      DaimlerChrysler Corp. NA Holding, Company Guaranteed, 8.500% due 1/18/31++.....      222,500
                                                                                                   ------------

Banking -- 0.9%
  80,000   BBB     Bank United Corp., Sub. Notes, 8.875% due 5/1/07...............................       91,700
  40,000   BBB-    Dime Bancorp Inc., Notes, 9.000% due 12/19/02..................................       42,050
  30,000   BBB+    First Union Capital II, Company Guaranteed, Series A, 7.950% due 11/15/29......       32,175
  80,000   A       First Union National Bank, Sub. Notes, 7.800% due 8/18/10......................       88,300
  40,000   A-      Royal Bank of Scotland Group PLC, Bonds, 7.648% due 8/31/49+...................       40,550
  75,000   BBB-    Union Planters Corp., Sub. Notes, 7.750% due 3/1/11............................       80,906
                                                                                                   ------------
                                                                                                        375,681
                                                                                                   ------------

Broadcasting -- 0.2%
  75,000   BBB-    Clear Channel Communications, Sr. Notes, 7.250% due 9/15/03....................       78,188
                                                                                                   ------------

Computers -- 0.1%
  25,000   A+      IBM Corp., Debentures, 6.220% due 8/1/27.......................................       26,125
                                                                                                   ------------

Consumer Products - Miscellaneous -- 0.1%
  40,000   BBB-    Dial Corporation., Sr. Notes, 7.000% due 8/15/06...............................       40,000
                                                                                                   ------------

Diversified Financial Services -- 3.6%
 110,000   A-      Aristar Inc., Notes, 6.300% due 10/1/02........................................      112,888
  80,000   A       BNP U.S. Funding LLC, Bonds, 7.738% due 12/31/49...............................       84,300
 100,000   BBB-    Capital One Bank, Sr. Notes, Series BKNT, 6.875% due 2/1/06....................      100,375
  45,000   A+      Citigroup Inc., Notes, 6.500% due 2/7/06+......................................       46,800
  40,000   BBB+    Countrywide Capital III, Company Guaranteed, 8.050% due 6/15/27................       42,000
                   Countrywide Home Loan:
  70,000   A         Company Guaranteed, Series MTNH, 6.250% due 4/15/09..........................       70,525
  40,000   A         Notes, Series MTNJ, 5.250% due 6/15/04.......................................       40,550
  20,000   A         Notes, Series MTNJ, 5.500% due 8/1/06........................................       20,025
 120,000   AA-     Credit Suisse FB USA Inc., Notes, 5.875% due 8/1/06++..........................      121,800
  65,000   BBB+    ERAC USA Finance Co., Notes, 7.350% due 6/15/08(a).............................       67,194
  65,000   AAA     General Electric Capital Corp., Notes, 6.750% due 9/11/03......................       68,250
 130,916   BBB     Husky Terra Nova Finance Ltd., 8.450% due 2/1/11...............................      143,132
                   Lehman Brothers Holdings Inc., Notes:
  70,000   A         6.625% due 4/1/04............................................................       73,238
  10,000   A         Series MTNF, 7.000% due 5/15/03..............................................       10,425
  35,000   AA-     Morgan Stanley Dean Witter & Co., Unsubordinated, 6.100% due 4/15/06...........       35,875
 260,000   BBB+    Natexis Ambs Co. LLC, Bonds, 8.440% due 12/29/49(a)++..........................      276,250


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
--------------------------------------------------------------------------------------------------------

  Face
 Amount  Rating(b)                                Security                                    Value
--------------------------------------------------------------------------------------------------------

Diversified Financial Services -- 3.6% (continued)
$ 95,000   BBB     Nisource Financial Corp., Company Guaranteed, 7.500% due 11/15/03...... $     99,869
  65,000   BBB+    PP&L Capital Funding Inc., Sr. Bonds, Series MTN, 7.750% due 4/15/05...       69,144
                                                                                           ------------
                                                                                              1,482,640
                                                                                           ------------

Diversified Operations -- 0.1%
  30,000   A-      Brascan Corp., Notes, 7.125% due 12/16/03..............................       30,563
                                                                                           ------------

Drugs -- 0.1%
  40,000   AAA     Bristol-Myers Squibb, Debentures, 6.875% due 8/1/97....................       41,000
                                                                                           ------------

Electric -- 1.0%
  90,000   BBB-    Great Lakes Power Inc., Notes, 8.300% due 3/1/05.......................       93,713
 102,301   BBB-    Mirant Corp., Pass Thru Certificates, 10.060% due 12/30/28.............      114,577
  75,000   BBB-    PSEG Energy Holdings., Sr. Notes, 8.500% due 6/15/11(a)................       78,094
  35,000   BBB+    RGS (AEGCO) Funding Corp., Debentures, 9.810% due 12/7/21..............       42,525
  85,000   BBB     TXU Corp., Sr. Notes, 6.375% due 6/15/06...............................       86,488
                                                                                           ------------
                                                                                                415,397
                                                                                           ------------

Insurance -- 2.1%
  55,000   BBB     ACE Capital Trust II, Company Guaranteed, 9.700% due 4/1/30............       67,100
 200,000   BBB     AFC Capital Trust I, Company Guaranteed, Series B, 8.207% due 2/3/27...      209,000
                   Anthem Insurance Co., Inc.:
  75,000   BBB+      Notes, 9.125% due 4/1/10(a)..........................................       81,469
 145,000   BBB+      Sr. Notes, 9.000% due 4/1/27(a)......................................      146,450
                   Fairfax Financial Holdings, Notes:
  70,000   BBB-      8.250% due 10/1/15...................................................       57,138
 125,000   BBB-      7.375% due 4/15/18...................................................       90,938
  50,000   BBB-      8.300% due 4/15/26...................................................       38,625
  15,000   BBB-      7.750% due 7/15/37...................................................       10,669
  45,000   A-      MMI Capital Trust I., Company Guaranteed, Series B, 7.625% due 12/15/27       44,438
 120,000   BBB-    W.R. Berkley Capital Trust, Company Guaranteed, 8.197% due 12/15/45....      104,850
                                                                                           ------------
                                                                                                850,677
                                                                                           ------------

Machinery - Diversified -- 0.0%
  15,000   BBB     Cummins Engine Inc., Debentures, 5.650% due 3/1/98.....................        8,569
                                                                                           ------------

Media -- 0.2%
  65,000   BBB+    AOL Time Warner Inc., Bonds, 7.625% due 4/15/31........................       68,088
  35,000   BBB-    News America Inc., Debentures, 6.750% due 1/9/38.......................       34,869
                                                                                           ------------
                                                                                                102,957
                                                                                           ------------

Oil and Gas Producers -- 1.4%
 170,000   BBB-    Petroleum Geo-Services A/S, Sr. Notes, 7.125% due 3/30/28..............      144,713
 220,000   BB+     Phillips 66 Capital Trust II, Company Guaranteed, 8.000% due 1/15/37++.      227,425
 130,000   A-      R & B Falcon Corp., Company Guaranteed, Series B, 9.125% due 12/15/03..      141,538
                   YPF Sociedad Anonima, Notes:
   8,480   BBB-      7.000% due 10/26/02..................................................        8,449
  32,799   BBB-      7.500% due 10/26/02..................................................       32,718
                                                                                           ------------
                                                                                                554,843
                                                                                           ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
-------------------------------------------------------------------------------------------------------------------

  Face
 Amount   Rating(b)                                     Security                                         Value
-------------------------------------------------------------------------------------------------------------------

Pharmaceuticals -- 0.4%

$150,000    A+      Lilly del Mar Inc., Bonds, 7.717% due 8/1/29(a)++................................ $    157,324
                                                                                                      ------------

Pipelines -- 0.9%

  45,000    BBB-    CMS Panhandle Holding Co., Sr. Notes, 6.125% due 3/15/04.........................       45,281
  55,000    BB+     K N Capital Trust III., Company Guaranteed, 7.630% due 4/15/28...................       51,906
  70,000    A-      TransCanada PipeLines Ltd., Debentures 9.875% due 1/1/21.........................       88,900
 105,000    BBB-    Williams Cos., Notes, 7.875% due 9/1/21..........................................      108,806
  70,000    BBB+    Yosemite Sec Trust I., Bonds, 8.250% due 11/15/04(a).............................       73,271
                                                                                                      ------------
                                                                                                           368,164
                                                                                                      ------------

Real Estate -- 0.2%

  65,000    A       Societe Generale Real Estate Co., Bonds, 7.640% due 12/29/49.....................       67,031
                                                                                                      ------------

Sovereign -- 0.2%

  90,000    AA+     Canada Mortgage & Housing Corp., Foreign Government Guaranteed, 7.200% due 2/1/05       96,413
                                                                                                      ------------

Telecommunications -- 1.6%

  85,000    BBB     AT&T Wireless Services Inc., Sr. Notes, 8.750% due 3/1/31(a).....................       94,563
  25,000    BBB     Citizens Communications., Notes, 9.250% due 5/15/11..............................       27,688
  15,000    BBB     Citizens Utilities Communications., Debentures, 7.000% due 11/1/25...............       12,713
                    Qwest Capital Funding:
  40,000    BBB+      Company Guaranteed, 6.500% due 11/15/18........................................       35,800
  55,000    BBB+      Company Guaranteed, 6.875% due 7/15/28.........................................       49,844
  75,000    BBB+      Company Guaranteed, 7.900% due 8/15/10.........................................       79,500
 105,000    NR        Bonds, 7.750% due 2/15/31 (a)..................................................      105,000
  55,000    BBB+    Sprint Capital Corp., Company Guaranteed, 5.700% due 11/15/03....................       55,550
  40,000    BBB+    Teleglobe Inc., Company Guaranteed, 7.700% due 7/20/29...........................       38,400
                    Worldcom Inc., Sr. Notes:
  65,000    BBB+      6.400% due 8/15/05.............................................................       65,813
 100,000    BBB+      8.250% due 5/15/31.............................................................      102,500
                                                                                                      ------------
                                                                                                           667,371
                                                                                                      ------------

Transportation -- 0.7%

 100,000    A-      California Petroleum Transport, 1st Mortgage, 8.520% due 4/1/15..................      109,125
 175,000    BB+     Windsor Petroleum Transport Corp., Notes, 7.840% due 1/15/21(a)++................      162,094
                                                                                                      ------------
                                                                                                           271,219
                                                                                                      ------------
                    TOTAL CORPORATE BONDS AND NOTES
                    (Cost -- $6,035,830).............................................................    6,142,444
                                                                                                      ------------
ASSET-BACKED SECURITIES -- 1.2%

 240,000            Cityscape Home Equity Loan Trust, 7.650% due 9/25/25.............................      252,312
                    UCFC Home Equity Loan:
 155,000              6.755% due 11/15/23............................................................      158,856
  60,326              6.845% due 1/15/29.............................................................       62,760
                                                                                                      ------------
                    TOTAL ASSET-BACKED SECURITIES
                    (Cost -- $457,642)...............................................................      473,928
                                                                                                      ------------
MORTGAGE-BACKED SECURITIES -- 17.4%

Federal Home Loan Mortgage Corporation (FHLMC):

 880,000            5.250% due 1/15/06...............................................................      893,200
                                                                                                      ------------


                      See Notes to Financial Statements.

Schedules of Investments
(continued)


Balanced Investments
-----------------------------------------------------------------------------------------------------------------------------

  Face
 Amount                                                  Security                                                  Value
-----------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association (FNMA):

$ 165,000   4.625% due 5/15/03................................................................................. $    167,063
  510,000   7.125% due 6/15/10.................................................................................      565,463
  190,000   6.000% due 5/15/11.................................................................................      195,700
  179,653   6.000% due 7/1/14..................................................................................      180,552
   80,000   6.500% due 5/15/04.................................................................................       81,728
  510,327   6.500% due 9/1/24..................................................................................      513,195
   22,937   6.500% due 5/1/28..................................................................................       23,067
  319,964   7.000% due 12/25/02................................................................................      324,151
      405   7.000% due 10/1/28.................................................................................          415
   90,249   7.000% due 10/1/30.................................................................................       92,393
  105,000   6.625% due 11/15/30++..............................................................................      111,990
   82,310   7.000% due 12/1/30.................................................................................       84,265
   98,613   7.000% due 1/1/31..................................................................................      100,955
  304,155   7.500% due 1/1/31..................................................................................      313,943
  314,337   7.500% due 2/1/31..................................................................................      324,453
  138,729   6.000% due 3/1/31..................................................................................      136,604
   97,024   6.000% due 4/1/31..................................................................................       95,538
      224   6.500% due 6/1/31..................................................................................          225
  319,542   7.500% due 6/1/31..................................................................................      329,826
  198,893   6.000% due 7/1/31..................................................................................      195,846
  599,431   6.500% due 7/1/31..................................................................................      602,800
                                                                                                                ------------
                                                                                                                   4,440,172
                                                                                                                ------------

Government National Mortgage Association (GNMA):

   51,158   7.500% due 1/15/28.................................................................................       53,029
  132,602   6.500% due 1/15/29.................................................................................      134,052
  154,129   7.500% due 4/15/29.................................................................................      159,765
   52,543   7.500% due 1/15/31.................................................................................       54,448
   69,946   7.500% due 7/15/31.................................................................................       72,471
  800,000   7.000% due 9/24/31(c)..............................................................................      821,000
  150,000   7.500% due 9/24/31(c)..............................................................................      155,343
  320,000   7.000% due 10/22/31(c).............................................................................      327,600
                                                                                                                ------------
                                                                                                                   1,777,708
                                                                                                                ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Cost -- $6,813,193)...............................................................................    7,111,080
                                                                                                                ------------
U.S. TREASURY BILL -- 0.2%

  100,000   U.S. Treasury Bill, due 11/23/01 (Cost -- $99,259).................................................       99,259
                                                                                                                ------------
REPURCHASE AGREEMENT -- 4.0%

1,625,000   J.P. Morgan Securities Inc., 3.630% due 9/4/01; Proceeds at maturity -- $1,625,655; (Fully collateralized by U.S. Treasury Notes, Bonds and Strips, 0.000% to 11.250% due 1/15/09 to 8/15/28;
             Market value -- $1,657,500) (Cost -- $1,625,000)..................................................    1,625,000
                                                                                                                ------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $40,514,251**)............................................................................  $41,017,063
                                                                                                                ============

--------
 + All or a portion of this security is on loan (See Note 12).
 * Non-income producing security.
(a)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(c)All or portion of this security is traded on a "to be announced" basis (See
   Note 10).
 ++All or a portion of this security is segregated for extended settlements.
** Aggregate cost for Federal income tax purposes is substantially the same.
    Seepage 117 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.

Ratings and Security Descriptions
(unaudited)

Bond Ratings

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "C" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA        --  Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is
               extremely strong.
AA         --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A          --  Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects ofchanges in circumstances and economic
               conditions than bonds in higher rated categories.
BBB        --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequateprotection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interestand repay principal for debt in this category than in higher rated categories.
BB, B,     --  Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on
CCC,           balance, as predominantly speculative with respect to the
CC and C       issuer's capacity to payinterest and repay principal in
               accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highestdegree of
               speculation. While such bonds will likely have some quality and protective characteristics, these are outweighted by
               largeuncertainties or major risk exposures to adverse conditions.
Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and3 the lowest rating within its generic category.
Aaa        --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "giltedge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protectiveelements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa         --  Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known ashigh grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities orfluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appearsomewhat larger than in
               "Aaa" securities.
A          --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors givingsecurity to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some timein the future.
Baa        --  Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured.
               Interest paymentsand principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliableover any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba         --  Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the
               protection of interest andprincipal payments may be very
               moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty ofposition characterizes bonds in this class.
B          --  Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of otherterms of the contract over any long period of time may be small.
NR         --  Indicates that the bond is not rated by Standard & Poor's or
               Moody's.

Short-Term Security Ratings
VMIG 1     --  Moody's highest rating for issues having demand feature --
               variable-rate demand obligation ("VRDO").
P-1        --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
A-1        --  Standard & Poor's highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is eitheroverwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

Security Descriptions

AMBAC --  AMBAC Indemnity Corporation          MBIA --  Municipal Bond Investors Assurance Corporation
FGIC  --  Financial Guaranty Insurance Company PCR  --  Pollution Control Revenue
GO    --  General Obligation                   PSFG --  Permanent School Fund Guaranty
ISD   --  Independent School District          VRDN --  Variable Rate Demand Note

          Statements of Assets and Liabilities
          August 31, 2001


                                                      Small
                                                  Capitalization
                                                   Value Equity
                                                   Investments
-----------------------------------------------------------------
ASSETS:
 Investments, at cost............................  $599,555,809
 Foreign currency, at cost.......................            --
 Foreign currency segregated for futures
   contracts, at cost............................            --
                                                   ============
 Investments, at value...........................  $650,119,802
 Foreign currency, at value......................            --
 Foreign currency segregated for futures
   contracts, at value...........................            --
 Cash............................................       164,327
 Collateral for securities on loan (Note 12).....    11,658,201
 Receivable for securities sold..................     1,247,779
 Receivable for Fund shares sold.................       798,342
 Dividends and interest receivable...............       993,497
 Receivable from broker -- variation margin......         3,638
 Receivable for open forward foreign currency
   contracts (Note 7)............................            --
 Receivable for open swap contract (Note 13).....            --
 Unrealized appreciation on open swap contracts
   (Note 13).....................................            --
                                                   ------------
 Total Assets....................................   664,985,586
                                                   ------------
LIABILITIES:
 Payable for securities purchased................    12,945,068
 Payable for securities on loan (Note 12)........    11,658,201
 Payable for Fund shares purchased...............       954,599
 Management fees payable.........................       365,510
 Administration fees payable.....................       110,463
 Payable to broker -- variation margin...........            --
 Payable for open swap contracts (Note 13).......            --
 Unrealized depreciation on open swap contracts
   (Note 13).....................................            --
 Payable to bank.................................            --
 Payable for open forward foreign currency
   contracts (Note 7)............................            --
 Written options, at value (Premiums received --
   $83,837)......................................            --
 Dividends payable...............................            --
 Accrued expenses................................       284,592
                                                   ------------
 Total Liabilities...............................    26,318,433
                                                   ------------
Total Net Assets.................................  $638,667,153
                                                   ============
NET ASSETS:
 Par value of shares of beneficial interest......  $     50,950
 Capital paid in excess of par value.............   546,860,816
 Undistributed (overdistributed) net investment
   income........................................    12,040,561
 Accumulated net realized gain (loss) on security
   transactions, foreign currencies, futures
   contracts, options and swap contracts.........    29,155,133
 Net unrealized appreciation (depreciation) of
   investments, foreign currencies, futures
   contracts and swap contracts..................    50,559,693
                                                   ------------
Total Net Assets.................................  $638,667,153
                                                   ============
Shares Outstanding...............................    50,949,850
                                                   ============
Net Asset Value..................................        $12.54
                                                   ============


118


                      See Notes to Financial Statements.

     Small                              Emerging
 Capitalization     International        Markets     International
     Growth            Equity            Equity      Fixed Income   Balanced
  Investments        Investments       Investments    Investments  Investments
 -------------------------------------------------------------------------------
 $  818,831,167     $ 804,741,894     $ 269,066,869  $151,751,054  $40,514,251
             --         4,755,264         1,441,454         4,106           --
             --          (787,220)               --            --           --
 ==============     =============     =============  ============  ===========
 $  755,184,586     $ 742,893,952     $ 236,880,438  $152,837,684  $41,017,063
             --         4,779,849         1,445,267         4,080           --
             --         1,442,387                --            --           --
        264,240           301,786         7,288,749            --       47,280
     88,293,253        54,766,322        10,312,374    26,694,100    6,288,183
      3,708,543         8,791,737         1,428,810    23,300,239    3,165,532
      1,107,875         1,064,225           192,398       230,167       39,783
         59,454         1,792,796           576,903     3,158,085      188,574
            675                --            85,720            --           --
             --         5,930,366            70,620     2,892,998           --
             --                --             5,640            --           --
             --                --           104,353            --           --
 --------------     -------------     -------------  ------------  -----------
    848,618,626       821,763,420       258,391,272   209,117,353   50,746,415
 --------------     -------------     -------------  ------------  -----------
      3,323,790         6,616,252           614,357    19,012,324    3,451,426
     88,293,253        54,766,322        10,312,374    26,694,100    6,288,183
      3,726,369         3,173,393           467,319       485,610    1,831,916
        431,396           539,572           192,837        28,025           --
        129,998           133,425            42,654        59,103           --
             --            49,358                --            --           --
             --                --            26,940            --           --
             --                --           138,451            --           --
             --                --                --       640,431           --
             --         6,486,159             2,503     2,253,533           --
             --             2,518                --            --           --
             --                --                --        15,586           --
        712,489           859,274           511,093       158,054      112,533
 --------------     -------------     -------------  ------------  -----------
     96,617,295        72,626,273        12,308,528    49,346,766   11,684,058
 --------------     -------------     -------------  ------------  -----------
 $  752,001,331     $ 749,137,147     $ 246,082,744  $159,770,587  $39,062,357
 ==============     =============     =============  ============  ===========
 $       61,325     $      90,726     $      48,099  $     22,225  $     4,437
  1,041,257,718       972,687,903       408,093,031   174,299,231   40,267,029
         24,557        (4,028,574)          998,947   (10,302,113)     650,266
   (225,676,413)     (159,457,651)     (130,948,256)   (6,061,151)  (2,362,187)
    (63,665,856)      (60,155,257)      (32,109,077)    1,812,395      502,812
 --------------     -------------     -------------  ------------  -----------
 $  752,001,331     $ 749,137,147     $ 246,082,744  $159,770,587  $39,062,357
 ==============     =============     =============  ============  ===========
     61,324,981        90,725,840        48,099,137    22,224,633    4,437,231
 ==============     =============     =============  ============  ===========
         $12.26             $8.26             $5.12         $7.19        $8.80
 ==============     =============     =============  ============  ===========


                                                                            119


                      See Notes to Financial Statements.

          Statements of Operations
          For the Year Ended August 31, 2001


                                                                                                       Small
                                                                                                   Capitalization
                                                                                                    Value Equity
                                                                                                    Investments
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest........................................................................................  $  1,154,454
  Dividends.......................................................................................    18,910,761
  Less: Foreign withholding tax...................................................................       (10,017)
                                                                                                    ------------
  Total Investment Income.........................................................................    20,055,198
                                                                                                    ------------
EXPENSES:
  Management fees (Note 2)........................................................................     4,439,486
  Administration fees (Note 2)....................................................................     1,521,274
  Shareholder and system servicing fees...........................................................       910,922
  Custody.........................................................................................       120,000
  Shareholder communications......................................................................        66,000
  Audit and legal.................................................................................        30,700
  Registration fees...............................................................................        20,000
  Trustees' fees..................................................................................        15,801
  Pricing service fees............................................................................            --
  Other...........................................................................................         7,000
                                                                                                    ------------
  Total Expenses..................................................................................     7,131,183
  Less: Management fee waiver (Note 2)............................................................            --
                                                                                                    ------------
  Net Expenses....................................................................................     7,131,183
                                                                                                    ------------
Net Investment Income (Loss)......................................................................    12,924,015
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS
FOREIGN CURRENCIES, OPTIONS AND SWAP CONTRACTS (NOTES 3, 4, 5, 7 AND 13):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)........................................    41,600,577
   Futures contracts..............................................................................    (1,822,098)
   Foreign currency transactions..................................................................            --
   Options written................................................................................            --
   Swap contracts.................................................................................            --
                                                                                                    ------------
  Net Realized Gain (Loss)........................................................................    39,778,479
                                                                                                    ------------
  Change in Net Unrealized Appreciation (Depreciation) From:
   Security transactions..........................................................................    90,142,390
   Foreign currency transactions..................................................................            --
                                                                                                    ------------
  Change in Net Unrealized Appreciation (Depreciation)............................................    90,142,390
                                                                                                    ------------
Net Gain (Loss) on Investments, Futures Contracts, Foreign Currencies, Options and Swaps Contracts   129,920,869
                                                                                                    ------------
Increase (Decrease) in Net Assets From Operations.................................................  $142,844,884
                                                                                                    ============


120


                      See Notes to Financial Statements.

        Small
    Capitalization International     Emerging    International
        Growth        Equity      Markets Equity Fixed Income   Balanced
     Investments    Investments    Investments    Investments  Investments
    ------------------------------------------------------------------------
    $   3,847,296  $   2,358,744  $     701,203  $ 11,077,060  $ 1,748,728
        1,900,983     16,604,210      6,423,956            --      260,489
           (1,309)    (1,983,763)      (795,093)      (10,920)      (1,431)
    -------------  -------------  -------------  ------------  -----------
        5,746,970     16,979,191      6,330,066    11,066,140    2,007,786
    -------------  -------------  -------------  ------------  -----------
        7,003,613      6,682,515      2,302,788     1,065,475      285,967
        2,092,586      2,235,298        511,731       426,190       99,021
        1,622,007      1,461,505        632,000       328,803      180,500
          175,001        849,994        710,000       103,000       27,000
           84,998         50,001         46,000        20,000        2,000
           32,420         33,001         32,000        28,000       30,000
           50,001         70,001         35,000        20,000       20,000
           22,580         25,000          7,000         5,500        3,000
               --        120,000         39,600         5,000        9,001
           12,001         15,000          3,001         2,500        3,000
    -------------  -------------  -------------  ------------  -----------
       11,095,207     11,542,315      4,319,120     2,004,468      659,489
               --             --             --            --     (164,803)
    -------------  -------------  -------------  ------------  -----------
       11,095,207     11,542,315      4,319,120     2,004,468      494,686
    -------------  -------------  -------------  ------------  -----------
       (5,348,237)     5,436,876      2,010,946     9,061,672    1,513,100
    -------------  -------------  -------------  ------------  -----------
     (168,809,235)  (144,554,042)   (40,428,540)  (12,327,634)  (1,621,200)
               --     (5,633,378)    (1,691,395)           --           --
         (890,447)      (575,879)    (1,696,542)   (6,449,912)          --
               --         31,566             --            --           --
               --             --     (1,246,967)           --           --
    -------------  -------------  -------------  ------------  -----------
     (169,699,682)  (150,731,733)   (45,063,444)  (18,777,546)  (1,621,200)
    -------------  -------------  -------------  ------------  -----------
     (318,338,255)  (243,623,092)   (57,055,893)   13,678,971   (6,064,868)
               --      1,118,382        455,334     1,230,336           --
    -------------  -------------  -------------  ------------  -----------
     (318,338,255)  (242,504,710)   (56,600,559)   14,909,307   (6,064,868)
    -------------  -------------  -------------  ------------  -----------
     (488,037,937)  (393,236,443)  (101,664,003)   (3,868,239)  (7,686,068)
    -------------  -------------  -------------  ------------  -----------
    $(493,386,174) $(387,799,567) $ (99,653,057) $  5,193,433  $(6,172,968)
    =============  =============  =============  ============  ===========


                                                                            121


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2001


                                                                         Small
                                                                     Capitalization
                                                                      Value Equity
                                                                      Investments
------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)...................................... $  12,924,015
  Net realized gain (loss)..........................................    39,778,479
  Change in net unrealized appreciation (depreciation)..............    90,142,390
                                                                     -------------
  Increase (Decrease) in Net Assets From Operations.................   142,844,884
                                                                     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................    (9,951,901)
  Net realized gain.................................................   (10,513,330)
  Capital...........................................................            --
                                                                     -------------
  Decrease in Net Assets From Distributions to Shareholders.........   (20,465,231)
                                                                     -------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares..................................   325,312,574
  Net asset value of shares issued for reinvestment of dividends....    20,169,877
  Cost of shares reacquired.........................................  (681,551,221)
                                                                     -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions....  (336,068,770)
                                                                     -------------
Decrease in Net Assets..............................................  (213,689,117)
NET ASSETS:
  Beginning of year.................................................   852,356,270
                                                                     -------------
  End of year*...................................................... $ 638,667,153
                                                                     =============
* Includes undistributed (overdistributed) net investment income of:   $12,040,561
                                                                     =============


122


                      See Notes to Financial Statements.

      Small                          Emerging
  Capitalization   International      Markets     International
      Growth          Equity          Equity      Fixed Income    Balanced
   Investments      Investments     Investments    Investments   Investments
  -----------------------------------------------------------------------------
  $   (5,348,237) $     5,436,876  $   2,010,946  $   9,061,672  $  1,513,100
    (169,699,682)    (150,731,733)   (45,063,444)   (18,777,546)   (1,621,200)
    (318,338,255)    (242,504,710)   (56,600,559)    14,909,307    (6,064,868)
  --------------  ---------------  -------------  -------------  ------------
    (493,386,174)    (387,799,567)   (99,653,057)     5,193,433    (6,172,968)
  --------------  ---------------  -------------  -------------  ------------
              --       (5,310,394)            --        (15,586)   (1,408,034)
    (256,399,702)    (175,735,251)            --             --    (4,544,280)
              --               --             --     (9,216,137)           --
  --------------  ---------------  -------------  -------------  ------------
    (256,399,702)    (181,045,645)            --     (9,231,723)   (5,952,314)
  --------------  ---------------  -------------  -------------  ------------
     296,212,908      884,015,917    143,681,962     49,598,337    32,678,928
     253,119,170      178,396,250             --      9,001,569     5,920,634
    (619,601,371)  (1,313,457,758)  (103,012,353)  (130,357,036)  (46,221,750)
  --------------  ---------------  -------------  -------------  ------------
     (70,269,293)    (251,045,591)    40,669,609    (71,757,130)   (7,622,188)
  --------------  ---------------  -------------  -------------  ------------
    (820,055,169)    (819,890,803)   (58,983,448)   (75,795,420)  (19,747,470)
   1,572,056,500    1,569,027,950    305,066,192    235,566,007    58,809,827
  --------------  ---------------  -------------  -------------  ------------
  $  752,001,331  $   749,137,147  $ 246,082,744  $ 159,770,587  $ 39,062,357
  ==============  ===============  =============  =============  ============
         $24,557      $(4,028,574)      $998,947   $(10,302,113)     $650,266
  ==============  ===============  =============  =============  ============


                                                                            123


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Year Ended August 31, 2000


                                                                            Small
                                                                        Capitalization
                                                                         Value Equity
                                                                         Investments
---------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss)......................................... $  15,989,342
  Net realized gain (loss).............................................       895,402
  Change in net unrealized appreciation (depreciation).................    27,487,027

                                                                        -------------
 Increase (Decrease) in Net Assets From Operations.....................    44,371,771

                                                                        -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................................   (11,434,061)
  Net realized gains...................................................   (13,216,365)
  Capital..............................................................            --

                                                                        -------------
  Decrease in Net Assets From Distributions to Shareholders............   (24,650,426)

                                                                        -------------
FUND SHARE TRANSACTIONS (NOTE 13):
  Net proceeds from sale of shares.....................................   393,746,759
  Net asset value of shares issued for reinvestment of dividends.......    24,343,197
  Cost of shares reacquired ...........................................  (329,419,128)

                                                                        -------------
  Increase (Decrease) in Net Assets From Fund Share Transactions.......    88,670,828

                                                                        -------------
Increase (Decrease) in Net Assets......................................   108,392,173
NET ASSETS:
  Beginning of year....................................................   743,964,097

                                                                        -------------
  End of year*......................................................... $ 852,356,270

                                                                        =============
  * Includes undistributed (overdistributed) net investment income of:.   $10,953,868

                                                                        =============


124


                      See Notes to Financial Statements.

    Small                          Emerging
Capitalization   International      Markets     International
    Growth          Equity          Equity      Fixed Income   Balanced
 Investments      Investments     Investments    Investments  Investments
----------------------------------------------------------------------------
$   (7,139,583) $     8,870,855  $    (651,967) $ 11,427,956  $  1,784,340
   341,232,577      314,004,601     46,111,839   (17,710,212)    3,934,851
   208,778,024      (46,145,757)   (29,806,823)   (9,313,918)    3,565,736
--------------  ---------------  -------------  ------------  ------------
   542,871,018      276,729,699     15,653,049   (15,596,174)    9,284,927
--------------  ---------------  -------------  ------------  ------------
            --      (12,669,393)    (1,264,598)   (1,966,695)   (1,518,410)
  (126,863,990)    (127,919,361)            --            --    (9,419,182)
            --               --             --    (9,890,447)           --
--------------  ---------------  -------------  ------------  ------------
  (126,863,990)    (140,588,754)    (1,264,598)  (11,857,142)  (10,937,592)
--------------  ---------------  -------------  ------------  ------------
   767,942,532    1,449,337,154    202,690,130    92,243,417    24,673,799
   125,799,117      139,035,729      1,253,787    11,547,158    10,908,492
  (847,067,721)  (1,540,955,012)  (230,891,689)  (77,025,006)  (49,985,520)
--------------  ---------------  -------------  ------------  ------------
    46,673,928       47,417,871    (26,947,772)   26,765,569   (14,403,229)
--------------  ---------------  -------------  ------------  ------------
   462,680,956      183,558,816    (12,559,321)     (687,747)  (16,055,894)
 1,109,375,544    1,385,469,134    317,625,513   236,253,754    74,865,721
--------------  ---------------  -------------  ------------  ------------
$1,572,056,500  $ 1,569,027,950  $ 305,066,192  $235,566,007  $ 58,809,827
==============  ===============  =============  ============  ============
       $38,867      $(1,587,716)     $(142,940)  $(9,433,934)     $540,767
==============  ===============  =============  ============  ============

                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Significant Accounting Policies

Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Balanced Investments ("Portfolios") are separate investment portfolios of the Consulting Group Capital Markets Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund offers twelve other portfolios: Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, S&P 500 Index Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Multi-Sector Fixed Income Investments, Government Money Investments, Multi-Strategy Market Neutral Investments and Global Sciences and Technology Investments. The financial statements and financial highlights for these other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at current quoted bid price; except for Government Money Investments, which values investments using the amortized cost method; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees; securities traded in the over-the-counter market are valued on the basis of the bid price at the close of business on each day; certain debt securities of U.S. issuers (other than U.S. government securities and short-term investments) are valued at the mean between the quoted bid and ask prices; U.S. government agencies and obligations are valued at the mean between the bid and ask prices; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date except that foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; and interest income is recorded on an accrual basis; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (h) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 2001, reclassifications were made to the capital accounts of Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Balanced Investments to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gain amounting to $122,064,844 was reclassified to paid-in capital for International Equity Investments. In addition, a portion of overdistributed net investment income and accumulated net realized loss amounting to $5,638,834 and $110,319,096, respectively, was reclassified to paid-in capital for Small Capitalization Growth Investments. A portion of overdistributed net investment income amounting to $9,364,333 was reclassified to paid-in capital for International Fixed Income Investments. Net investment income, net realized gains and net assets were not affected by this adjustment; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, certain Portfolios may from time to time enter into futures contracts in order to hedge market risk. Also, certain Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are

Notes to Financial Statements
(continued)


marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities. The Portfolios currently do not accrete market discount. Upon adoption, the Portfolios will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment will be to either increase or decrease net investment income with an offsetting decrease or increase to unrealized appreciation (depreciation) of securities. This adjustment will therefore, have no effect on the net assets of the Portfolios. At this time, the Portfolios have not completed their analysis of the impact of this accounting change.

2. Investment Advisory Agreement, Administration Agreement and Other
Transactions

The Fund has entered into an investment management agreement ("Management Agreement") with Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"). The Consulting Group ("Manager"), a division of SBFM provides investment evaluation services with respect to the investment advisers of the Fund. SBFM has entered into a sub-advisory agreement with each sub-adviser selected for the Portfolios (collectively, "Sub-Advisers").

Under the Management Agreement, each Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SBFM pays each Sub-Adviser, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis.

Indicated below for each Portfolio is the applicable maximum allowable management fee, actual management fee incurred, sub-advisory fee and the sub-adviser. The maximum allowable management fee represents the total amount that could be charged to the Portfolio while the actual management fee is what the Portfolio incurred during the reporting period. The actual management fee could fluctuate from year to year if sub-advisors are added or terminated in a particular Portfolio.

                                                                                         Actual      Maximum
                                                                                Sub-   Management   Allowable
                                                                               Adviser    Fee         Annual
Portfolio                                            Sub-Adviser                 Fee    Incurred  Management Fee
-----------------------------------------------------------------------------------------------------------------
Small Capitalization Value Equity
  Investments                                                                             0.58%        0.80%
                                        NFJ Investment Group
                                          on the first $450 million             0.50%
                                          on the amount over $450 million       0.45
                                        Mellon Capital Management Corp.         0.06
                                        Rutabaga Capital Management LLC         0.50
                                        Furman Selz Capital Management LLC      0.40
Small Capitalization Growth Investments                                                   0.67         0.80
                                        Wall Street Associates                  0.50
                                        Mellon Capital Management Corp.         0.06
                                        Westpeak Investment Advisors, L.P.      0.50
                                        Kern Capital Management LLC             0.50
                                        Westfield Capital Management Co., Inc.  0.50

Notes to Financial Statements
(continued)


                                                                                          Actual      Maximum
                                                                                 Sub-   Management   Allowable
                                                                                Adviser    Fee         Annual
Portfolio                                            Sub-Adviser                  Fee    Incurred  Management Fee
------------------------------------------------------------------------------------------------------------------
International Equity Investments                                                           0.60%        0.70%
                                       Oechsle International Advisors, LLC       0.40%
                                       Zurich Scudder Investments, Inc.
                                         on the first $300 million               0.45
                                         on the amount over $300 million         0.40
                                       SSgA Funds Management, Inc.               0.06
                                       Deutsche Asset Management, Inc.           0.50
                                       Brandywine Asset Management, Inc.
                                         on the first $150 million               0.45
                                         on the amount over $150 million         0.25
Emerging Markets Equity Investments                                                        0.90         0.90
                                       Foreign & Colonial Emerging Markets Ltd.  0.60
                                       SSgA Funds Management, Inc.               0.60
                                       Baring Asset Management, Inc.             0.60
International Fixed Income Investments                                                     0.50         0.50
                                       Julius Baer Investment Management Inc.    0.25
Balanced Investments                                                                       0.58         0.60
                                       Laurel Capital Advisors, LLP              0.30
                                       Seix Investment Advisors, Inc.            0.25

In addition, the following changes were made:
  Emerging Markets Equity Investments:
   Baring Asset Management, Inc. was terminated, effective October 16, 2001. International Equity Investments:
   Zurich Scudder Investments, Inc. was terminated, effective October 23, 2001.

For the year ended August 31, 2001, SBFM waived $164,803 of its management fee for Balanced Investments.

SBFM also acts as the Fund's administrator for which each Portfolio pays a fee calculated at an annual rate of 0.20% of the average daily net assets of each respective Portfolio. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") acts as the Portfolios' sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended August 31, 2001, the Portfolios paid transfer agent fees totaling $3,252,698 to CFTC. The totals for each Portfolio were as follows:

                                                        Transfer Agent
          Portfolio                                          Fees
          -------------------------------------------------------------
          Small Capitalization Value Equity Investments    $803,288
          Small Capitalization Growth Investments......     820,159
          International Equity Investments.............     792,336
          Emerging Markets Equity Investments..........     548,242
          International Fixed Income Investments.......     285,338
          Balanced Investments.........................       3,335

Notes to Financial Statements
(continued)



For the year ended August 31, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH and its affiliates, received brokerage commissions of $76,595.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                      Purchases       Sales
--------------------------------------------------------------------------
Small Capitalization Value Equity Investments $467,085,115 $  824,739,393
Small Capitalization Growth Investments......  813,613,552  1,139,416,521
International Equity Investments.............  697,186,747  1,084,039,692
Emerging Markets Equity Investments..........  230,901,987    201,775,385
International Fixed Income Investments.......  588,463,468    654,926,727
Balanced Investments.........................  149,308,491    160,089,138

At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                          Net Unrealized
                                                                           Appreciation
Portfolio                                     Appreciation Depreciation   (Depreciation)
-----------------------------------------------------------------------------------------
Small Capitalization Value Equity Investments $ 88,567,812 $ (38,003,819)  $ 50,563,993
Small Capitalization Growth Investments......  100,216,043  (163,862,624)   (63,646,581)
International Equity Investments.............   38,401,722  (100,249,664)   (61,847,942)
Emerging Markets Equity Investments..........   14,271,696   (46,458,127)   (32,186,431)
International Fixed Income Investments.......    3,693,337    (2,606,707)     1,086,630
Balanced Investments.........................    1,586,305    (1,083,493)       502,812

4. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

Notes to Financial Statements
(continued)



At August 31, 2001, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments and Emerging Markets Equity Investments had the following open futures contracts:

Small Capitalization Value Investments

                         # of                 Basis      Market   Unrealized
   Purchased Contracts Contracts Expiration   Value      Value       Loss
   --------------------------------------------------------------------------
      Russell 2000....     1        9/01    $  238,875 $  234,575 $ (4,300)
                                                                  =========

Small Capitalization Growth Investments

                         # of                 Basis      Market   Unrealized
   Purchased Contracts Contracts Expiration   Value      Value       Loss
   --------------------------------------------------------------------------
      Russell 2000....     3        9/01    $  723,000 $  703,725 $(19,275)
                                                                  =========

International Equity Investments

                         # of                 Basis      Market   Unrealized
   Purchased Contracts Contracts Expiration   Value      Value       Loss
   --------------------------------------------------------------------------
      New FTSE 100....     7        9/01    $  544,008 $  542,398  $ (1,610)
      TSE Topix.......     8        9/01       776,358    736,104   (40,254)
      EURX DAX........    10        9/01     1,187,729  1,180,235    (7,494)
                                                                   --------
      Total...........                                             $(49,358)
                                                                   ========

Emerging Markets Equity Investments

                         # of                 Basis      Market   Unrealized
   Purchased Contracts Contracts Expiration   Value      Value       Gain
   --------------------------------------------------------------------------
       Taiwan MSCI....    174       9/01    $3,552,620 $3,638,340  $ 85,720
                                                                   ========

5. Option Contracts

Each Portfolio may from time to time enter into option contracts.

Premiums paid when put or call options are purchased by a Portfolio represent investments which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At August 31, 2001, International Equity Investments held purchased call option contracts with a total cost of $1,451,844.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be reduced by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Portfolio purchased upon exercise.

Notes to Financial Statements
(continued)


When written index options are exercised, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any decrease in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The written call option transactions for International Equity Investments which occurred during the year ended August 31, 2001 were as follows:

                                                   Number of
International Equity Investments                   Contracts  Premiums
-------------------------------------------------------------------------
Options written, outstanding at August 31, 2000...      --    $       0
Options written...................................   3,192      122,349
Options cancelled in closing purchase transactions  (2,950)     (38,512)
                                                    ------   ----------
Options written, outstanding at August 31, 2001...     242    $  83,837
                                                    ======   ==========

6. Foreign Securities

International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments invest in foreign securities which may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest and/or a dividend in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

7. Forward Foreign Currency Contracts

At August 31, 2001, International Equity Investments, Emerging Markets Equity Investments and International Fixed Income Investments had the following open forward foreign currency contracts. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

International Equity Investments

                                                   Unrealized
                    Local      Market   Settlement    Gain
Foreign Currency   Currency    Value       Date      (Loss)
------------------ --------- ---------- ---------- ----------
To Buy:
 Australian Dollar   187,231 $   98,470   9/4/01    $ (1,530)
 Australian Dollar 3,150,000  1,656,627   9/5/01      34,062
 Australian Dollar 2,000,000  1,051,827   9/5/01      38,927
 Australian Dollar 2,000,000  1,051,827   9/5/01      18,327
 Australian Dollar   980,000    515,395   9/5/01       9,402
 British Pound     5,350,000  7,758,844   9/5/01     182,173
 British Pound     4,900,000  7,106,230   9/5/01     199,289
 British Pound     4,120,000  5,975,035   9/5/01     157,595
 British Pound     4,200,000  6,091,055   9/5/01     188,585
 British Pound     1,500,000  2,175,377   9/5/01      56,252

Notes to Financial Statements
(continued)


                            Local       Market    Settlement Unrealized
       Foreign Currency    Currency     Value        Date    Gain (Loss)
       ------------------ ----------- ----------- ---------- -----------
        British Pound         580,000 $   841,146   9/5/01   $     3,016
        British Pound         960,000   1,387,427  12/5/01        (2,672)
        British Pound          86,473     125,412   9/4/01          (726)
        British Pound           2,426       3,518   9/5/01           (20)
        Euro               26,700,000  24,251,725   9/5/01     1,475,290
        Euro               18,000,000  16,349,478   9/5/01     1,017,978
        Euro               16,200,000  14,714,530   9/5/01       935,620
        Euro               16,000,000  14,532,869   9/5/01       947,269
        Euro                  330,000     299,740   9/5/01        12,749
        Euro                1,900,000   1,725,778   9/5/01       (16,902)
        Euro                2,610,000   2,365,902  12/5/01        (6,457)
        Euro                  448,047     406,971   9/4/01        (2,768)
        Euro                  246,691     224,075   9/4/01        (2,091)
        Euro                  148,971     135,313   9/4/01          (473)
        Euro                   93,036      84,505   9/5/01          (288)
        Japanese Yen       88,465,238     743,667   9/4/01         5,472
        Japanese Yen       81,804,777     687,745   9/5/01           (49)
        Japanese Yen        2,386,400      20,061   9/4/01            60
        Japanese Yen      834,000,000   7,011,561   9/5/01        (3,741)
        Japanese Yen      920,000,000   7,734,575   9/5/01       (31,628)
        Japanese Yen      777,000,000   6,532,353   9/5/01       235,756
        Japanese Yen      820,000,000   6,893,860   9/5/01       234,233
        Japanese Yen      240,000,000   2,017,715   9/5/01        63,477
        Japanese Yen      155,000,000   1,303,108   9/5/01        12,624
        Japanese Yen      155,000,000   1,314,339  12/5/01         3,141
        Norwegian Krone.      175,868      19,827   9/4/01          (176)
                                                             -----------
                                                               5,761,776
                                                             -----------
       To Sell:
        Australian Dollar     359,917     189,291   9/4/01           709
        Australian Dollar   2,200,000   1,157,010   9/5/01       (49,639)
        Australian Dollar   2,270,000   1,193,823   9/5/01        (5,592)
        Australian Dollar   1,100,000     578,505   9/5/01       (18,165)
        Australian Dollar   1,200,000     631,096   9/5/01       (26,176)
        Australian Dollar   1,200,000     631,096   9/5/01       (24,376)
        Australian Dollar     160,000      84,146   9/5/01        (1,370)
        British Pound       4,300,000   6,237,127   9/5/01      (160,152)
        British Pound         148,102     214,793   9/4/01           207
        British Pound         700,000   1,015,176   9/5/01       (57,058)
        British Pound       3,800,000   5,510,954   9/5/01      (289,754)
        British Pound       3,400,000   4,930,854   9/5/01      (152,324)
        British Pound         400,000     580,100   9/5/01       (19,388)
        British Pound         380,000     551,095   9/5/01       (14,497)
        British Pound         350,000     507,588   9/5/01       (17,588)
        British Pound         350,000     507,588   9/5/01       (15,663)
        British Pound       1,500,000   2,175,377   9/5/01       (72,917)
        British Pound       3,010,000   4,365,256   9/5/01      (150,503)

Notes to Financial Statements
(continued)


                           Local      Market    Settlement Unrealized
        Foreign Currency  Currency    Value        Date    Gain (Loss)
        ---------------- ---------- ----------- ---------- -----------
         British Pound      320,000 $   464,080   9/5/01   $   (10,944)
         British Pound      280,000     406,070   9/5/01        (7,334)
         British Pound      270,000     391,568   9/5/01        (5,203)
         British Pound      240,000     348,060   9/5/01        (8,461)
         British Pound      390,000     565,598   9/5/01       (12,644)
         British Pound      960,000   1,392,241   9/5/01         2,687
         British Pound      560,000     809,332  12/5/01         1,492
         British Pound      150,000     216,785  12/5/01           (43)
         British Pound       69,923     101,409   9/4/01            (3)
         British Pound       79,484     115,276   9/4/01           (16)
         British Pound      184,288     267,273   9/4/01         1,106
         British Pound       41,687      60,458   9/4/01            50
          Euro              153,863     139,757   9/4/01           243
          Euro              822,820     747,386   9/4/01         2,614
          Euro           20,600,000  18,711,069   9/5/01    (1,315,811)
          Euro           15,200,000  13,806,226   9/5/01      (932,130)
          Euro            1,400,000   1,271,626   9/5/01       (61,466)
          Euro           13,800,000  12,534,599   9/5/01      (818,261)
          Euro            2,300,000   2,089,100   9/5/01      (143,484)
          Euro            1,400,000   1,271,626   9/5/01       (88,556)
          Euro            1,200,000   1,089,965   9/5/01       (81,965)
          Euro            1,400,000   1,271,626   9/5/01       (73,366)
          Euro            1,300,000   1,180,796   9/5/01       (60,586)
          Euro            3,200,000   2,906,574   9/5/01      (176,974)
          Euro           10,800,000   9,809,687   9/5/01      (645,347)
          Euro              550,000     499,567   9/5/01       (18,097)
          Euro              550,000     499,567   9/5/01       (18,812)
          Euro              430,000     390,571   9/5/01       (12,139)
          Euro              500,000     454,152   9/5/01       (11,752)
          Euro            1,200,000   1,089,965   9/5/01       (27,629)
          Euro              690,000     626,730   9/5/01         8,532
          Euro            2,610,000   2,370,674   9/5/01         6,253
          Euro              780,000     707,051  12/5/01         2,468
          Euro              460,000     416,979  12/5/01         2,242
          Euro              107,909      98,014   9/5/01            19
          Euro               47,832      43,447   9/4/01            29
          Euro              435,525     395,597   9/4/01            77
          Euro              104,940      95,319   9/4/01            19
          Euro              117,737     106,943   9/4/01           598
          Euro              173,782     157,850   9/4/01          (213)
          Euro               45,382      41,222   9/4/01           (56)
          Euro               59,112      53,692   9/5/01           199

Notes to Financial Statements
(continued)


                               Local       Market   Settlement Unrealized
     Foreign Currency         Currency     Value       Date    Gain (Loss)
     ----------------------- ----------- ---------- ---------- -----------
      Japanese Yen           121,551,008 $1,021,797   9/4/01   $    (4,744)
      Japanese Yen           116,854,110    982,313   9/4/01        (7,228)
      Japanese Yen            17,278,490    145,249   9/4/01          (248)
      Japanese Yen           790,000,000  6,641,646   9/5/01        68,623
      Japanese Yen           100,000,000    840,715   9/5/01       (13,516)
      Japanese Yen           716,000,000  6,019,517   9/5/01       (87,577)
      Japanese Yen           662,000,000  5,565,531   9/5/01      (216,901)
      Japanese Yen            65,000,000    546,465   9/5/01       (21,882)
      Japanese Yen            77,000,000    647,350   9/5/01       (24,070)
      Japanese Yen           150,000,000  1,261,072   9/5/01       (60,592)
      Japanese Yen            64,000,000    538,057   9/5/01       (24,900)
      Japanese Yen           250,000,000  2,101,787   9/5/01       (81,291)
      Japanese Yen           477,000,000  4,010,209   9/5/01      (172,904)
      Japanese Yen            69,000,000    580,093   9/5/01       (21,502)
      Japanese Yen            65,000,000    546,465   9/5/01       (25,443)
      Japanese Yen            49,000,000    411,950   9/5/01       (17,552)
      Japanese Yen            25,000,000    210,179   9/5/01        (7,750)
      Japanese Yen            32,000,000    269,029   9/5/01        (8,411)
      Japanese Yen           155,000,000  1,303,108   9/5/01        (3,099)
      Japanese Yen            40,000,000    339,184  12/5/01        (2,342)
      Japanese Yen            24,100,000    204,358  12/5/01          (467)
      Japanese Yen           137,951,531  1,159,665   9/4/01        (7,765)
      Norwegian Krone             93,563     10,548   9/4/01            59
      Swedish Krona            1,455,860    139,313   9/4/01           686
      Swiss Franc                417,000    249,843   9/4/01           157
                                                               -----------
                                                                (6,317,569)
                                                               -----------
      Net Unrealized Loss on
        Open Forward Foreign
        Currency Contracts                                     $  (555,793)

                                                               ===========

Emerging Markets Equity Investments

                          Local        Market   Settlement Unrealized
Foreign Currency         Currency      Value       Date    Gain (Loss)
---------------------- ------------- ---------- ---------- -----------
To Buy:
 South African Rand        2,747,000 $  321,279  11/23/01    $(2,488)
                                                             -------
To Sell:
 Hong Kong Dollar          9,110,393  1,168,029    9/4/01        (15)
 Mexican New Peso         10,684,000  1,136,771  11/23/01     14,336
 Mexican New Peso          2,415,000    262,258    9/4/01      1,187
 South African Rand        2,747,000    321,279  11/23/01      4,929
 South Korean Won      2,770,701,000  2,095,999  11/23/01     50,168
                                                             -------
                                                              70,605
                                                             -------
Net Unrealized Gain on
  Open Forward Foreign
  Currency Contracts                                         $68,117
                                                             =======

Notes to Financial Statements
(continued)



International Fixed Income Investments

                                         Local             Market       Settlement Unrealized
Forward Foreign Currency Contracts     Currency            Value           Date    Gain (Loss)
---------------------------------- ----------------- ------------------ ---------- -----------
To Buy:
 Japanese Yen                         393,000,000       $ 3,309,224       9/21/01   $  85,535
 Japanese Yen                         387,800,000         3,265,438       9/21/01     128,849
                                                                                    ---------
                                                                                      214,384
                                                                                    ---------
To Sell:
 Euro                                   4,369,925         3,969,303        9/4/01      39,229
 Japanese Yen                         780,800,000         6,574,662       9/21/01    (122,116)
                                                                                    ---------
                                                                                      (82,887)
                                                                                    ---------
Forward Foreign Cross
Currency Contracts*                            Market Value
---------------------------------- ------------------------------------
                                   Australian Dollar        Euro
                                   ----------------- ------------------
To Buy:
 Australian Dollar vs. Euro          $  5,356,130       $ 5,336,392      10/18/01      19,738
                                        5,881,241         5,853,527      10/18/01      27,714

                                     British Pound          Euro
                                   ----------------- ------------------
 British Pound vs. Euro              $ 12,751,368       $13,379,923       9/10/01    (628,555)
                                        3,329,458         3,407,742      10/24/01     (78,284)

                                     British Pound   South African Rand
                                   ----------------- ------------------
 British Pound vs. South             $  2,382,953       $ 2,284,188      11/13/01      98,765
   African Rand

                                    Canadian Dollar         Euro
                                   ----------------- ------------------
 Canadian Dollar vs. Euro            $  5,544,583       $ 5,805,731      10/19/01    (261,148)
                                          709,190           710,513      10/19/01      (1,323)

                                         Euro        Australian Dollar
                                   ----------------- ------------------
 Euro vs. Australian Dollar          $  8,079,041       $ 7,876,662      10/18/01     202,379
                                        3,409,818         3,360,709      10/18/01      49,109

                                         Euro          British Pound
                                   ----------------- ------------------
 Euro vs. British Pound              $ 13,000,425       $12,751,368       9/10/01     249,057
                                        3,386,286         3,329,458      10/24/01      56,828
                                        9,568,382         9,408,557      10/26/01     159,825

                                         Euro         Canadian Dollar
                                   ----------------- ------------------
 Euro vs. Canadian Dollar            $  6,681,340       $ 6,253,774      10/19/01     427,566
                                        1,884,560         1,869,685      10/19/01      14,875
                                        6,781,252         6,769,548      10/19/01      11,704

                                         Euro           Japanese Yen
                                   ----------------- ------------------
 Euro vs. Japanese Yen               $  5,216,113       $ 5,190,789       9/12/01      25,324

                                         Euro           Mexican Peso
                                   ----------------- ------------------
 Euro vs. Mexican Peso               $  7,401,291       $ 6,983,337        9/7/01     417,954
                                        5,681,651         5,559,338       9/10/01     122,313

Notes to Financial Statements
(continued)


Forward Foreign Cross                                      Settlement Unrealized
Currency Contracts*                  Market Value             Date    Gain (Loss)
--------------------------- ------------------------------ ---------- -----------

                                  Euro       Poland Zlotty
                            ---------------- -------------
 Euro vs. Poland Zlotty        $5,125,156     $4,964,769    11/13/01   $ 160,387

                                  Euro       Swedish Krona
                            ---------------- -------------
 Euro vs. Swedish Krona        $4,529,040     $4,429,710     9/13/01      99,330
                                5,841,843      5,568,231     9/13/01     273,612
                                4,446,921      4,286,199     9/13/01     160,722
                                6,312,783      6,274,754    11/23/01      38,029

                              Japanese Yen       Euro
                            ---------------- -------------
 Japanese Yen vs. Euro         $7,341,980     $7,840,024     9/12/01    (498,044)
                                1,127,335      1,202,642     9/12/01     (75,308)
                                3,365,179      3,341,025     9/12/01      24,154

                            Mexican New Peso     Euro
                            ---------------- -------------
 Mexican New Peso vs. Euro     $6,983,337     $7,397,547      9/7/01    (414,210)

                             Swedish Krona       Euro
                            ---------------- -------------
 Swedish Krona vs. Euro        $4,429,710     $4,576,959     9/13/01    (147,249)
                                2,965,896      2,993,192     9/13/01     (27,296)
                                                                       ---------
                                                                         507,968
                                                                       ---------
Net Unrealized Gain on Open
  Forward Foreign & Cross
  Currency Contracts                                                   $ 639,465
                                                                       =========

      *Local Currency on Cross Currency Forwards     Buy         Sell
      ------------------------------------------ ----------- ------------
      Australian Dollar vs. Euro                 $10,200,000 $  5,880,725
      Australian Dollar vs. Euro                  11,200,000    6,450,610
      British Pound vs. Euro                       8,794,000   14,732,169
      British Pound vs. Euro                       2,300,000    3,755,899
      British Pound vs. South African Rand         1,647,446   19,500,000
      Canadian Dollar vs. Euro                     8,600,000    6,398,095
      Canadian Dollar vs. Euro                     1,100,000      783,007
      Euro vs. Australian Dollar                   8,903,134   15,000,000
      Euro vs. Australian Dollar                   3,757,633    6,400,000
      Euro vs. British Pound                      14,314,316    8,794,000
      Euro vs. British Pound                      10,546,469    6,500,000
      Euro vs. British Pound                       3,732,252    2,300,000
      Euro vs. Canadian Dollar                     7,363,044    9,700,000
      Euro vs. Canadian Dollar                     2,076,843    2,900,000
      Euro vs. Canadian Dollar                     7,473,150   10,500,000
      Euro vs. Japanese Yen                        5,743,515  617,000,000
      Euro vs. Mexican New Peso                    8,148,804   64,400,000
      Euro vs. Mexican New Peso                    6,255,869   51,300,000

Notes to Financial Statements
(continued)


      *Local Currency on Cross Currency Forwards     Buy         Sell
      ------------------------------------------ ------------ -----------
      Euro vs. Poland Zlotty                     $  5,651,384 $21,460,000
      Euro vs. Swedish Krona                        4,987,075  46,300,000
      Euro vs. Swedish Krona                        6,432,645  58,200,000
      Euro vs. Swedish Krona                        4,896,651  44,800,000
      Euro vs. Swedish Krona                        6,962,512  65,700,000
      Japanese Yen vs. Euro                       872,700,000   8,632,731
      Japanese Yen vs. Euro                       134,000,000   1,324,242
      Japanese Yen vs. Euro                       400,000,000   3,678,837
      Mexican New Peso vs. Euro                    64,400,000   8,144,682
      Swedish Krona vs. Euro                       46,300,000   5,039,840
      Swedish Krona vs. Euro                       31,000,000   3,295,902

8. Repurchase Agreements

The Portfolios purchase (and their custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

9. Capital Loss Carryforward

At August 31, 2001, Emerging Markets Equity Investments and International Fixed Income Investments had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on August 31 of the years below:

Portfolio                                    Total           2007         2008         2009
-----------------------------------------------------------------------------------------------
Emerging Markets Equity Investments...        $86,555,000 $83,792,000     $      -- $2,763,000
International Fixed Income Investments          6,061,000          --     1,461,000  4,600,000

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10. Securities Traded on a To -Be -Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At August 31, 2001, Balanced Investments had TBA securities with a total cost of $1,300,461.

11. Short Sales of Securities

A short sale is a transaction in which a Portfolio sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Portfolio may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Portfolio for the short sale are retained by the broker until the Portfolio replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Portfolio becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be.

At August 31, 2001, the Portfolios did not have any open short sale transactions.

Notes to Financial Statements
(continued)



12. Lending of Portfolio Securities

The Portfolios have an agreement with the custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded in interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At August 31, 2001, the Portfolios listed below had securities on loan. The market value for the securities on loan was as follows:

Portfolio                                        Value
----------------------------------------------------------
Small Capitalization Value Equity Investments $10,472,360
Small Capitalization Growth Investments......  84,120,895
International Equity Investments.............  51,670,860
Emerging Markets Equity Investments..........   9,800,105
International Fixed Income Investments.......  25,911,088
Balanced Investments.........................   6,113,688

At August 31, 2001, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, Emerging Markets Equity Investments, International Fixed Income Investments and Balanced Investments received cash collateral which was invested as follows:

Small Capitalization Value Equity Investments

       Security Description                                     Value
       ------------------------------------------------------------------
       Time Deposits:
        Bank Brussels Lambert, 3.67% due 9/4/01............. $ 1,729,692
        Caisse des Depots et Consignations, 3.67% due 9/4/01   4,151,262
        CS First Boston Corp.:
          3.69% due 9/4/01..................................     981,972
          3.27% due 9/4/01..................................       5,311
        Deutsche Bank, 3.69% due 9/4/01.....................   1,037,815
       Floating Rate Certificates of Deposit:
        First Union National Bank, 5.70% due 2/6/02.........     932,127
       Floating Rate Notes:
        American Express Centurion, 3.60% due 8/16/02.......     417,299
        Bear Stearns Co., 6.50% due 9/12/01.................     233,739
        Morgan Stanley:
          5.10% due 10/9/01.................................   1,047,437
          4.10% due 11/19/01................................   1,121,547
                                                             -----------
       Total................................................ $11,658,201
                                                             ===========

Notes to Financial Statements
(continued)



Small Capitalization Growth Investments

Security Description                                     Value
------------------------------------------------------------------
Time Deposits:
 Bank Brussels Lambert, 3.69% due 9/4/01............. $14,636,724
 Caisse des Depots et Consignations, 3.67% due 9/4/01  35,128,137
 CS First Boston Corp., 3.69% due 9/4/01.............   8,143,342
 Deutsche Bank, 3.69% due 9/4/01.....................   8,782,034
Floating Rate Certificates of Deposit:
 First Union National Bank, 5.70% due 2/6/02.........   1,591,965
Floating Rate Notes:
 American Express Centurion, 3.60% due 8/16/02.......   4,652,790
 Bear, Stearns & Co.:
   6.50% due 9/12/01.................................   1,598,140
   4.45% due 10/30/01................................   3,658,171
 First Union National Bank, 4.07% due 5/21/02........   2,339,403
 Household Financial Corp., 6.79% due 10/25/01.......   1,746,310
 Morgan Stanley:
   5.10% due 10/9/01.................................   4,542,779
   4.10% due 11/19/01................................   1,473,458
                                                      -----------
Total................................................ $88,293,253
                                                      ===========

International Equity Investments

      Security Description                                        Value
      ---------------------------------------------------------------------
      Commercial Paper:
       Asset Securitization Coop Corp., 3.70% due 9/4/01...... $ 2,708,099
       Edison Asset Securitization, 3.69% due 9/4/01..........   2,708,102
       Alpine Securitization Corp., 3.72% due 9/4/01..........   2,708,093
       Amsterdam Funding, 3.72% due 9/4/01....................   2,708,093
       Sheffield Receivable Corp., 3.75% due 9/4/01...........   2,708,084
       KBC Financial Products, 3.74% due 9/4/01...............   2,566,622
      Time Deposits:
       Bayerische Landesbank, London, 3.65% due 9/4/01........   2,709,212
       Rabobank, Lonadon, 3.65% due 9/4/01....................   2,709,212
       Landbk Schlwig Keil, 3.65% due 9/4/01..................   2,709,212
       ING Amsterdam, 3.65% due 9/4/01........................   2,709,212
      Money Market Funds:
       Federated Prime Cash, 3.62% due 9/4/01.................   2,709,212
       Janus Institutional Money Market Fund, 3.67% due 9/4/01   2,709,212
      Repurchase Agreements:
       Morgan Stanley, 3.75% due 9/4/01.......................   2,566,622
       UBS Warburg LLC, 3.73% due 9/4/01......................   8,715,682
       CS First Boston Corp., 3.70% due 9/4/01................  10,694,259
                                                               -----------
      Total................................................... $54,338,928
                                                               ===========

In addition to the above noted cash collateral, International Equity Investments held securities collateral with a market value of $427,394 as of August 31, 2001.

Notes to Financial Statements
(continued)



Emerging Markets Equity Investments

      Security Description                                        Value
      ---------------------------------------------------------------------
      Commercial Paper:
       Asset Securitization Coop Corp., 3.70% due 9/4/01...... $   501,784
       Edison Asset Securitization, 3.69% due 9/4/01..........     501,784
       Alpine Securitization Corp., 3.72% due 9/4/01..........     501,784
       Amsterdam Funding, 3.72% due 9/4/01....................     501,784
       Sheffield Receivable Corp., 3.75% due 9/4/01...........     501,781
       KBC Financial Products, 3.74% due 9/4/01...............     475,570
      Time Deposits:
       Bayerische Landesbank, London, 3.65% due 9/4/01........     501,991
       Rabobank, Lonadon, 3.65% due 9/4/01....................     501,991
       Landbk Schlwig Keil, 3.65% due 9/4/01..................     501,991
       ING Amsterdam, 3.65% due 9/4/01........................     501,991
      Money Market Funds:
       Federated Prime Cash, 3.62% due 9/4/01.................     501,990
       Janus Institutional Money Market Fund, 3.67% due 9/4/01     501,990
      Repurchase Agreements:
       Morgan Stanley, 3.75% due 9/4/01.......................     475,570
       UBS Warburg LLC, 3.73% due 9/4/01......................   1,614,931
       CS First Boston Corp., 3.70% due 9/4/01................   1,981,542
                                                               -----------
      Total................................................... $10,068,474
                                                               ===========

In addition to the above noted cash collateral, Emerging Markets Equity Investments held securities collateral with a market value of $243,900 as of August 31, 2001.

International Fixed Income Investments

      Security Description                                        Value
      ---------------------------------------------------------------------
      Commercial Paper:
       Asset Securitization Coop Corp., 3.70% due 9/4/01...... $ 1,330,358
       Edison Asset Securitization, 3.69% due 9/4/01..........   1,330,360
       Alpine Securitization Corp., 3.72% due 9/4/01..........   1,330,356
       Amsterdam Funding, 3.72% due 9/4/01....................   1,330,356
       Sheffield Receivable Corp., 3.75% due 9/4/01...........   1,330,350
       KBC Financial Products, 3.74% due 9/4/01...............   1,260,858
      Time Deposits:
       Bayerische Landesbank, London, 3.65% due 9/4/01........   1,330,906
       Rabobank, Lonadon, 3.65% due 9/4/01....................   1,330,906
       Landbk Schlwig Keil, 3.65% due 9/4/01..................   1,330,906
       ING Amsterdam, 3.65% due 9/4/01........................   1,330,906
      Money Market Funds:
       Federated Prime Cash, 3.62% due 9/4/01.................   1,330,905
       Janus Institutional Money Market Fund, 3.67% due 9/4/01   1,330,905
      Repurchase Agreements:
       Morgan Stanley, 3.75% due 9/4/01.......................   1,260,858
       UBS Warburg LLC, 3.73% due 9/4/01......................   4,281,595
       CS First Boston Corp., 3.70% due 9/4/01................   5,253,575
                                                               -----------
      Total................................................... $26,694,100
                                                               ===========

Notes to Financial Statements
(continued)



Balanced Investments

Security Description                                    Value
-----------------------------------------------------------------
Time Deposits:
 Bank Brussels Lambert, 3.69% due 9/4/01............. $1,134,227
 Caisse des Depots et Consignations, 3.67% due 9/4/01  2,722,145
 CS First Boston Corp., 3.69% due 9/4/01.............    613,171
 Deutsche Bank, 3.69% due 9/4/01.....................    680,536
Floating Rate Certificates of Deposit:
 First Union National Bank, 5.70% due 2/6/02.........     55,886
Floating Rate Notes:
 American Express Centurion, 3.60% due 8/16/02.......     39,643
 American Honda, 6.62% due 9/4/01....................     75,462
 Bear Stearns Co., 6.50% due 9/12/01.................     27,964
 First Union National Bank:
   4.05% due 5/17/02.................................    108,225
   4.07% due 5/21/02.................................    215,727
 Household Financial Corp., 6.79% due 10/25/01.......     19,811
 Links Finance C, 3.76% due 1/25/02..................     44,733
Morgan Stanley:
 5.10% due 10/9/01...................................    367,905
 4.10% due 11/19/01..................................     24,742
 Sigma Finance C, 4.12% due 11/15/01.................    158,006
                                                      ----------
Total................................................ $6,288,183
                                                      ==========

Income earned by the Portfolios from securities lending for the year ended August 31, 2001 were as follows:

Portfolio                                       Value
---------------------------------------------------------
Small Capitalization Value Equity Investments $  204,511
Small Capitalization Growth Investments......  1,157,812
International Equity Investments.............    722,721
Emerging Markets Equity Investments..........     18,947
International Fixed Income Investments.......     62,927
Balanced Investments ........................      5,555

13. Swap Contracts

Emerging Markets Equity Investments has entered into index swap agreements and security price swap agreements with Merrill Lynch International and Morgan Stanley Dean Witter & Co. The Portfolio will record the difference between a predetermined fixed interest rate and the closing value on the MSCI India Index, MSCI Taiwan Index, MSCI Chile Index and Samsung Electronics Price. These differences are netted out in a cash settlement on the expiration date, with the Portfolio receiving or paying, as the case may be, only the net amount of the two differences. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. As of August 31, 2001, the Portfolio entered into the following index and security price swap agreements:


Swap Counterparty............................ Merrill Lynch International
Effective Date............................... October 11, 2000
Notional Amount.............................. $752,403
Payments Made by the Portfolio............... Floating Factor (Samsung Electronics
                                              U.S. Dollar Price)
Payments Received by the Portfolio........... Floating Rate (Libor-9%)
Termination Date............................. October 9, 2001
Unrealized Appreciation as of August 31, 2001 $95,347
                                              =======

Notes to Financial Statements
(continued)



Swap Counterparty............................ Merrill Lynch International
Effective Date............................... August 6, 2001
Notional Amount.............................. $2,970,431
Payments Made by the Portfolio............... Floating Factor (MSCI Taiwan Price Return
                                              Equity Index)
Payments Received by the Portfolio........... Floating Rate (Libor-3%)
Termination Date............................. August 6, 2002
Unrealized Appreciation as of August 31, 2001 $9,006
                                              ======

Swap Counterparty............................ Morgan Stanley Dean Witter & Co.
Effective Date............................... June 29, 2001
Notional Amount.............................. $1,000,000
Payments Made by the Portfolio............... Floating Factor (MSCI Chile U.S. Dollar Total
                                              Return Index)
Payments Received by the Portfolio........... Floating Rate (Libor-0.75%)
Termination Date............................. June 24, 2002
Unrealized Depreciation as of August 31, 2001 $(17,250)
                                              =========

Swap Counterparty............................ Morgan Stanley Dean Witter & Co.
Effective Date............................... June 27, 2001
Notional Amount.............................. $1,000,000
Payments Made by the Portfolio............... Floating Factor (MSCI Chile U.S. Dollar Total
                                              Return Index)
Payments Received by the Portfolio........... Floating Rate (Libor-0.75%)
Termination Date............................. June 24, 2002
Unrealized Depreciation as of August 31, 2001 $(28,993)
                                              =========

Swap Counterparty............................ Merrill Lynch International
Effective Date............................... June 19, 2001
Notional Amount.............................. $3,000,000
Payments Made by the Portfolio............... Floating Factor (MSCI India U.S. Dollar Total
                                              Return Index)
Payments Received by the Portfolio........... Floating Rate (Libor-1.5%)
Termination Date............................. June 14, 2002
Unrealized Depreciation as of August 31, 2001 $(49,003)
                                              =========

Swap Counterparty............................ Merrill Lynch International
Effective Date............................... July 19, 2001
Notional Amount.............................. $2,000,000
Payments Made by the Portfolio............... Floating Factor (MSCI India U.S. Dollar Total
                                              Return Index)
Payments Received by the Portfolio........... Floating Rate (Libor-1.5%)
Termination Date............................. July 17, 2002
Unrealized Depreciation as of August 31, 2001 $(43,205)
                                              =========

At August 31, 2001, Emerging Markets Equity Investments had total unrealized depreciation of $34,098 from swap contracts.

Notes to Financial Statements
(continued)



14. Shares of Beneficial Interest

At August 31, 2001, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. Transactions in shares were as follows:

                                                Year Ended      Year Ended
                                              August 31, 2001 August 31, 2000
                                              --------------- ---------------
Small Capitalization Value Equity Investments
Shares sold..................................    29,776,122      39,831,689
Shares issued on reinvestment................     1,946,899       2,499,302
Shares reacquired............................   (60,277,196)    (33,310,074)

                                               ------------    ------------
Net Increase (Decrease)......................   (28,554,175)      9,020,917

                                               ============    ============
Small Capitalization Growth Investments
Shares sold..................................    18,708,961      34,624,515
Shares issued on reinvestment................    18,054,149       6,431,448
Shares reacquired............................   (39,966,319)    (38,404,335)

                                               ------------    ------------
Net Increase (Decrease)......................    (3,203,209)      2,651,628

                                               ============    ============
International Equity Investments
Shares sold..................................    94,225,660     105,173,150
Shares issued on reinvestment................    17,353,721      10,736,350
Shares reacquired............................  (137,064,891)   (111,118,389)

                                               ------------    ------------
Net Increase (Decrease)......................   (25,485,510)      4,791,111

                                               ============    ============
Emerging Markets Equity Investments
Shares sold..................................    24,579,060     202,690,130
Shares issued on reinvestment................            --       1,253,787
Shares reacquired............................   (17,994,353)   (230,891,689)

                                               ------------    ------------
Net Increase (Decrease)......................     6,584,707     (26,947,772)

                                               ============    ============
International Fixed Income Investments
Shares sold..................................     6,899,964      11,789,951
Shares issued on reinvestment................     1,276,877       1,499,605
Shares reacquired............................   (18,493,356)     (9,908,083)

                                               ------------    ------------
Net Increase (Decrease)......................   (10,316,515)      3,381,473

                                               ============    ============
Balanced Investments
Shares sold..................................     3,433,454       2,303,883
Shares issued on reinvestment................       623,451       1,043,398
Shares reacquired............................    (4,879,937)     (4,649,658)

                                               ------------    ------------
Net Decrease.................................      (823,032)     (1,302,377)

                                               ============    ============

          Financial Highlights


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

Small Capitalization Value
Equity Investments
------------------------------------------------------------------------------------
                                          2001(1)   2000    1999   1998(1)   1997
                                          ----------------------------------------
Net Asset Value, Beginning of Year....... $10.72   $10.56  $11.11  $14.45   $11.11

                                          ------   ------  ------  ------   ------
Income (Loss) From Operations:
 Net investment income...................   0.19     0.20    0.19    0.17     0.19
 Net realized and unrealized gain (loss).   1.90     0.30    1.28   (1.66)    4.22

                                          ------   ------  ------  ------   ------
Total Income (Loss) From Operations......   2.09     0.50    1.47   (1.49)    4.41

                                          ------   ------  ------  ------   ------
Less Distributions From:
 Net investment income...................  (0.13)   (0.16)  (0.20)  (0.13)   (0.19)
 Net realized gains......................  (0.14)   (0.18)  (1.82)  (1.72)   (0.88)

                                          ------   ------  ------  ------   ------
Total Distributions......................  (0.27)   (0.34)  (2.02)  (1.85)   (1.07)

                                          ------   ------  ------  ------   ------
Net Asset Value, End of Year............. $12.54   $10.72  $10.56  $11.11   $14.45

                                          ======   ======  ======  ======   ======
Total Return.............................  19.98%    5.09%  13.61% (12.84)%  42.40%
Net Assets, End of Year (millions).......   $639     $852    $744    $740     $622
Ratios to Average Net Assets:
 Expenses................................   0.94%    0.91%   0.96%   0.94%    0.90%
 Net investment income...................   1.70     2.12    1.70    1.45     1.62
Portfolio Turnover Rate..................     63%      72%     53%     59%      53%

Small Capitalization Growth Investments
------------------------------------------------------------------------------------
                                          2001(1)  2000(1)  1999    1998     1997
                                          ----------------------------------------
Net Asset Value, Beginning of Year....... $24.36   $17.93  $12.83  $18.29   $17.79

                                          ------   ------  ------  ------   ------
Income (Loss) From Operations:
 Net investment loss.....................  (0.08)   (0.11)  (0.07)  (0.07)   (0.06)
 Net realized and unrealized gain (loss).  (7.71)    8.66    5.68   (4.23)    2.87

                                          ------   ------  ------  ------   ------
Total Income (Loss) From Operations......  (7.79)    8.55    5.61   (4.30)    2.81

                                          ------   ------  ------  ------   ------
Less Distributions From:
 Net realized gains......................  (4.31)   (2.12)  (0.51)  (1.16)   (2.31)

                                          ------   ------  ------  ------   ------
Total Distributions......................  (4.31)   (2.12)  (0.51)  (1.16)   (2.31)

                                          ------   ------  ------  ------   ------
Net Asset Value, End of Year............. $12.26   $24.36  $17.93  $12.83   $18.29

                                          ======   ======  ======  ======   ======
Total Return............................. (34.21)%  50.57%  44.32% (25.10)%  17.53%
Net Assets, End of Year (millions).......   $752   $1,572  $1,109    $859     $777
Ratios to Average Net Assets:
 Expenses................................   1.06%    0.98%   0.93%   1.01%    0.90%
 Net investment loss.....................  (0.51)   (0.50)  (0.39)  (0.43)   (0.39)
Portfolio Turnover Rate..................     80%     110%    108%     91%      81%

--------
(1)Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Equity Investments
----------------------------------------------------------------------------------------------
                                          2001(1)     2000      1999       1998       1997
                                          ----------------------------------------------------
Net Asset Value, Beginning of Year.......   $13.50     $12.43    $10.69    $10.63     $10.49

                                          --------   --------  --------  --------   --------
Income (Loss) From Operations:
 Net investment income...................     0.05       0.14      0.09      0.14       0.09
 Net realized and unrealized gain (loss).    (3.59)      2.19      2.39      0.21       0.87

                                          --------   --------  --------  --------   --------
Total Income (Loss) From Operations......    (3.54)      2.33      2.48      0.35       0.96

                                          --------   --------  --------  --------   --------
Less Distributions From:
 Net investment income...................    (0.05)     (0.11)    (0.15)    (0.17)     (0.12)
 Net realized gains......................    (1.65)     (1.15)    (0.59)    (0.12)     (0.70)

                                          --------   --------  --------  --------   --------
Total Distributions......................    (1.70)     (1.26)    (0.74)    (0.29)     (0.82)

                                          --------   --------  --------  --------   --------
Net Asset Value, End of Year.............    $8.26     $13.50    $12.43    $10.69     $10.63

                                          ========   ========  ========  ========   ========
Total Return.............................   (28.67)%    19.17%    24.06%     3.53%      9.53%
Net Assets, End of Year (millions).......     $749     $1,569    $1,385    $1,331     $1,136
Ratios to Average Net Assets:
 Expenses................................     1.03%      0.94%     0.82%     0.90%      0.97%
 Net investment income...................     0.49       0.54      0.90      1.23       0.70
Portfolio Turnover Rate..................       64%        75%       45%       45%        32%

Emerging Markets Equity Investments
----------------------------------------------------------------------------------------------
                                          2001(1)    2000(1)   1999(1)     1998       1997
                                          ----------------------------------------------------
Net Asset Value, Beginning of Year.......    $7.35      $6.74     $4.37     $9.31      $8.50

                                          --------   --------  --------  --------   --------
Income (Loss) From Operations:
 Net investment income (loss)............     0.05      (0.02)     0.05      0.06       0.04
 Net realized and unrealized gain (loss).    (2.28)      0.67      2.36     (4.44)      0.79

                                          --------   --------  --------  --------   --------
Total Income (Loss) From Operations......    (2.23)      0.65      2.41     (4.38)      0.83

                                          --------   --------  --------  --------   --------
Less Distributions From:
 Net investment income...................       --      (0.04)    (0.04)    (0.10)     (0.01)
 Net realized gains......................       --         --        --     (0.46)     (0.01)

                                          --------   --------  --------  --------   --------
Total Distributions......................       --      (0.04)    (0.04)    (0.56)     (0.02)

                                          --------   --------  --------  --------   --------
Net Asset Value, End of Year.............    $5.12      $7.35     $6.74     $4.37      $9.31

                                          ========   ========  ========  ========   ========
Total Return.............................   (30.34)%     9.62%    55.37%   (49.49)%     9.88%
Net Assets, End of Year (000s)........... $246,083   $305,066  $317,626  $230,526   $226,280
Ratios to Average Net Assets:
 Expenses................................     1.69%      1.66%     1.72%     1.69%      1.60%
 Net investment income (loss)............     0.79      (0.24)     0.84      0.80       0.39
Portfolio Turnover Rate..................       83%       110%      135%      139%       105%

--------
(1)Per share amounts have been calculated using the monthly average shares method.

Financial Highlights
(continued)


For a share of beneficial interest outstanding throughout each year ended August 31, unless otherwise noted:

International Fixed Income Investments
-------------------------------------------------------------------------------------------------
                                          2001(1)    2000(1)    1999(1)      1998       1997
                                          ----------------------------------------------------
Net Asset Value, Beginning of Year.......    $7.24      $8.10      $8.34      $8.21      $9.11

                                          --------   --------   --------   --------   --------
Income (Loss) From Operations:
 Net investment income...................     0.31       0.36       0.42       0.51       0.51
 Net realized and unrealized gain (loss).    (0.05)     (0.84)     (0.24)      0.31      (0.62)

                                          --------   --------   --------   --------   --------
Total Income (Loss) From Operations......     0.26      (0.48)      0.18       0.82      (0.11)

                                          --------   --------   --------   --------   --------
Less Distributions From:
 Net investment income...................    (0.00)*    (0.06)     (0.42)     (0.27)     (0.55)
 Net realized gains......................       --         --         --      (0.34)     (0.24)
 Capital.................................    (0.31)     (0.32)     (0.00)*    (0.08)        --

                                          --------   --------   --------   --------   --------
Total Distributions......................    (0.31)     (0.38)     (0.42)     (0.69)     (0.79)

                                          --------   --------   --------   --------   --------
Net Asset Value, End of Year.............    $7.19      $7.24      $8.10      $8.34      $8.21

                                          ========   ========   ========   ========   ========
Total Return.............................     3.80%     (6.13)%     2.30%     10.45%     (1.52)%
Net Assets, End of Year (000s)........... $159,771   $235,566   $236,254   $192,068   $125,610
Ratios to Average Net Assets:
 Expenses(2).............................     0.94%      0.98%      0.94%      0.97%      0.99%
 Net investment income...................     4.26       4.70       4.85       5.39       5.87
Portfolio Turnover Rate..................      293%       225%       204%       211%       251%

Balanced Investments
-------------------------------------------------------------------------------------------------
                                          2001(1)     2000       1999        1998       1997
                                          ----------------------------------------------------
Net Asset Value, Beginning of Year.......   $11.18     $11.41     $10.87     $12.01     $10.00

                                          --------   --------   --------   --------   --------
Income (Loss) From Operations:
 Net investment income(3)................     0.30       0.30       0.25       0.26       0.27
 Net realized and unrealized gain (loss).    (1.51)      1.19       1.74      (0.53)      2.27

                                          --------   --------   --------   --------   --------
Total Income (Loss) From Operations......    (1.21)      1.49       1.99      (0.27)      2.54

                                          --------   --------   --------   --------   --------
Less Distributions From:
 Net investment income...................    (0.28)     (0.24)     (0.29)     (0.30)     (0.27)
 Net realized gains......................    (0.89)     (1.48)     (1.16)     (0.57)     (0.26)

                                          --------   --------   --------   --------   --------
Total Distributions......................    (1.17)     (1.72)     (1.45)     (0.87)     (0.53)

                                          --------   --------   --------   --------   --------
Net Asset Value, End of Year.............    $8.80     $11.18     $11.41     $10.87     $12.01

                                          ========   ========   ========   ========   ========
Total Return.............................   (11.33)%    14.45%     18.78%     (2.85)%    26.05%
Net Assets, End of Year (000s)...........  $39,062    $58,810    $74,866    $68,470    $89,789
Ratios to Average Net Assets:
 Expenses(3).............................     1.00%      1.00%      0.85%      1.00%      1.00%
 Net investment income...................     3.06       2.60       1.77       1.92       2.49
Portfolio Turnover Rate..................      304%       303%       332%        57%        67%

--------
(1)Per share amounts have been calculated using the monthly average shares method.
(2)During the year ended August 31, 1997, the Portfolio earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets for International Fixed Income Investments would be 0.97%; prior year numbers have not been restated to reflect these numbers.
(3)Expense ratios and the per share decreases in net investment income before fee waivers and/or expense reimbursements were as follows:

                        Net Investment Income     Expense Ratios Without Waivers
                          Per Share Decrease          and/or Reimbursements
                     ---------------------------  -----------------------------
Portfolio            2001  2000  1999 1998 1997   2001     2000  1999 1998 1997
---------            ----- ----- ---- ---- -----  ----     ----  ---- ---- ----
Balanced Investments $0.03 $0.02 N/A  N/A  $0.00* 1.33%    1.16% N/A  N/A  1.02%

*  Amount represents less than $0.01 per share.

          Independent Auditors' Report


The Shareholders and Board of Trustees of
Consulting Group Capital Markets Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments and Balanced Investments ("Portfolios") of Consulting Group Capital Markets Funds ("Fund") as of August 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios of the Fund as of August 31, 2001, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
October 12, 2001

          Tax Information
          (unaudited)


The following August 31, 2001 fiscal year end disclosures are of various tax benefits that will be reported to shareholders at calendar year end.

   The Portfolios listed below designate for Federal income tax purposes the following amounts as long term capital gain distributions paid:

     Small Capitalization Growth Investments......................................  $158,011,878
     International Equity Investments.............................................   110,260,813
     Balanced Investments.........................................................     4,165,017

   The following percentages of ordinary income distributions have been designated as qualifying for the dividends received deduction available to corporate shareholders.

     Small Capitalization Value Equity Investments................................         66.46%
     Balanced Investments.........................................................         19.69

The total foreign sourced income received by International Equity Investments and Emerging Markets Equity Investments, re-
spectively, were $0.1830 per share (or a total amount of $16,604,771) and $0.1336 per share (or a total amount of $6,423,956).
The total amounts of foreign taxes paid, again respectively, were $0.0219 per share (or a total amount of $1,983,763) and
$0.0165 per share (or a total amount of $795,093).

The following percentage of ordinary income distributions have been derived from investments in U.S. Government and
Agency Obligations. All or a portion of the corresponding percentage may be exempt from taxation at the state level.

     Small Capitalization Value Equity Investments.................................         0.11%
     Balanced Investments..........................................................        18.05

The above figures may differ from those cited elsewhere in this report due to differences in the calculations of income and capital gain for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

                            SALOMONSMITHBARNEY.COM




[LOGO] Salomon Smith Barney

  This report is submitted for the general information of the shareholders of Consulting Group Capital Markets Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust which contains information concerning the Trust's
     Investment policies, charges and expenses as well as other pertinent information.
TK 2120B, 8/01  Consulting Group Capital Markets Funds . 222 Delaware Avenue .
                        Wilmington, Delaware  .  19801